[VISTA LOGO]

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- VISTA U.S. TREASURY INCOME FUND
   (Class A and Class B Shares)

- VISTA U.S. GOVERNMENT SECURITIES FUND
   (Class A Shares and Class I Shares)

- VISTA BOND FUND
   (Class A Shares, Class B Shares and Class I Shares)

- VISTA SHORT-TERM BOND FUND
   (Class A Shares and Class I Shares)
-----------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                   ANNUAL REPORT
                                                                OCTOBER 31, 1996

CONTENTS

       Chairman's Letter                                                1

       Fund Commentaries                                                2

       Portfolio of Investments                                        10

       Notes to Financial Statements                                   21

       Per Share Data                                                  29

Vista is in the process of redesigning your Shareholder Reports to include even more information about your fund, its current investment strategy and how it is performing.

Watch for the completed redesign when you receive your next Semiannual Report.

                                                               December 19, 1996

Dear Shareholder:

We are pleased to present this Annual Report for the following Vista Fixed Income Funds for the year ended October 31, 1996:

        - U.S. Treasury Income Fund                  - Short-Term Bond Fund
        - U.S. Government Securities Fund            - Bond Fund

UNEXPECTED ECONOMIC GROWTH CREATES MARKET VOLATILITY

After generally increasing in value as a result of Federal Reserve Board interest rate cuts in late 1995 and early 1996, U.S. government and corporate bond prices fell sharply in February in response to reports of stronger-than-expected economic growth and resulting inflation fears. From February through the summer of 1996, bond markets were extremely volatile as investors reacted to mixed economic news and attempted to gauge the Federal Reserve Board's next move on interest rates. A pattern emerged wherein reports of economic growth triggered broad selling one day only to have conflicting signals spark a brief rally the next.

By early fall, more consistent signs of moderating economic growth led many market participants to believe that the inflation threat had subsided and that the Fed would not raise short-term interest rates. The combination of the resulting rally and continued strong performance from the non-Treasury sectors, which had been doing well all year, helped the U.S. fixed income market end the year on a positive note.

FIXED INCOME MARKET OUTLOOK

We believe that moderate-to-slowing economic growth should create a positive environment for fixed income securities as we head into 1997. While the past year proved that the direction of interest rates can be very difficult to predict, Vista's management team continues to rely on a disciplined fixed income management process which seeks to capitalize on all sectors of the U.S. fixed income market to provide consistent returns over time.

We thank you for allowing us to serve your investment needs and encourage you to contact us at 1-800-34-VISTA if you have any questions.

Sincerely,

/s/ FERGUS REID

Fergus Reid
Chairman

INVESTMENTS IN THE FUNDS ARE NOT DEPOSITS OF, OR GUARANTEED OR ENDORSED BY, THE CHASE MANHATTAN BANK, AND THE SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. INVESTMENTS IN MUTUAL FUNDS INVOLVE RISK, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

VISTA U.S. TREASURY INCOME FUND

Vista U.S. Treasury Income Fund, which seeks to provide income through a portfolio of high-quality U.S. Treasury Bonds, provided a one-year total return of 3.56% for the period ended October 31, 1996 (Class A Shares, without sales charge). Formerly the Vista U.S. Government Income Fund, the Fund changed its name to the Vista U.S. Treasury Income Fund on May 6, 1996. This name change in no way impacted the Fund's objective or investment parameters.

AS 1995 ENDED, FUND WAS POSITIONED FOR DECLINING INTEREST RATES

Along with most U.S. bond market participants, the Fund began 1996 on a bullish note, confident that a slowing economy would translate into further interest rate cuts by the Federal Reserve Board. As a result of unexpected economic growth, however, the prices of bonds in the Fund's portfolio began to decline in February. This prompted the Fund's manager to reduce the average duration of the portfolio and take a slightly more neutral position.

Based on a belief that the economy would slow for the remainder of 1996 and confident that the market had discounted a potential Federal Reserve Board rate hike, the manager began looking for opportunities to expand duration in mid-summer. The extended duration proved beneficial for the rest of the reporting year as economic growth did indeed moderate and prices of U.S. Treasury securities bounced back. As the year ended, the manager believed that bond prices were at the higher end of their ranges and therefore reduced duration to a slightly long position relative to the Fund's benchmark.

BOND INCOME OFFSETS EFFECT OF HIGHER RATES

Despite the generally upward movement in bond yields, interest payments from the Fund's bonds were sufficient to more than offset any principal erosion and provide shareholders with a positive total return. Moving forward, the Fund's manager believes that a slowing economy will continue to create a positive environment for U.S. Treasury security investments, and therefore expects to maintain a slightly-long average maturity relative to the Fund's benchmark as the new year begins.

                        VISTA U.S. TREASURY INCOME FUND

                         AVERAGE ANNUAL TOTAL RETURNS*
                                 AS OF 10/31/96

                                 WITHOUT           WITH
CLASS A SHARES                 SALES CHARGE    SALES CHARGE
                               ------------    ------------
One Year....................       3.56%          -1.10%
Five Years..................       6.62%           5.64%
Since Inception (9/8/87)....       8.98%           8.44%

                                 WITHOUT           WITH
CLASS B SHARES                     CDSC           CDSC#
                               ------------    ------------
One Year....................       2.82%          -2.06%
Since Inception (11/4/93)...       3.54%           2.67%

* Assumes dividend reinvestment and reflects fee waivers. Without such waivers, performance would have been reduced.
# Assumes a 5% CDSC for the one year period and a 3% CDSC for the period since inception.

                               GROWTH OF $10,000

                                                LIPPER
                             VISTA U.S.      GENERAL US       LEHMAN
   MEASUREMENT PERIOD         TREASURY       GOV'T FUNDS   TREASURY BOND
 (FISCAL YEAR COVERED)       INCOME FUND         AVG.         INDEX
09/30/87                        9550.00       10000.00       10000.00
10/31/87                       10208.95       10328.00       10400.00
11/30/87                       10228.05       10406.49       10445.76
12/31/87                       10405.68       10533.45       10571.11
01/31/88                       10892.84       10883.16       10924.18
02/29/88                       11033.04       10999.61       11037.80
03/31/88                       10810.41       10885.22       10914.17
04/30/88                       10715.37       10838.41       10853.05
05/31/88                       10571.24       10769.04       10771.66
06/30/88                       10875.57       10998.42       11017.25
07/31/88                       10772.76       10951.13       10936.82
08/31/88                       10793.05       10954.42       10956.51
09/30/88                       11095.58       11173.51       11200.84
10/31/88                       11301.43       11356.75       11402.45
11/30/88                       11121.03       11245.45       11263.34
12/31/88                       11133.56       11237.58       11308.40
01/31/89                       11288.10       11375.81       11454.28
02/28/89                       11135.76       11298.45       11354.62
03/31/89                       11223.06       11332.34       11429.56
04/30/89                       11482.71       11531.79       11676.44
05/31/89                       11810.02       11797.03       11954.34
06/30/89                       12207.31       12122.62       12364.38
07/31/89                       12487.84       12323.86       12630.21
08/31/89                       12272.72       12163.65       12411.71
09/30/89                       12318.26       12215.95       12463.84
10/31/89                       12616.71       12484.70       12794.13
11/30/89                       12741.64       12595.82       12916.95
12/31/89                       12735.98       12641.16       12937.62
01/31/90                       12558.11       12462.92       12744.85
02/28/90                       12555.81       12501.56       12767.79
03/31/90                       12546.57       12510.31       12763.96
04/30/90                       12414.01       12372.69       12655.47
05/31/90                       12759.50       12719.13       13003.49
06/30/90                       12947.00       12915.00       13208.95
07/31/90                       13146.37       13084.19       13376.70
08/31/90                       12982.63       12897.09       13184.08
09/30/90                       13098.14       13001.55       13310.64
10/31/90                       13335.63       13165.37       13530.27
11/30/90                       13607.71       13478.71       13829.29
12/31/90                       13825.09       13691.67       14045.02
01/31/91                       13979.66       13842.28       14195.31
02/28/91                       14053.11       13914.26       14270.54
03/31/91                       14086.93       13981.05       14341.89
04/30/91                       14268.53       14104.08       14499.65
05/31/91                       14328.20       14164.73       14553.30
06/30/91                       14305.19       14137.82       14531.47
07/31/91                       14464.71       14330.09       14701.49
08/31/91                       14779.38       14643.92       15042.57
09/30/91                       15079.14       14941.19       15359.96
10/31/91                       15211.58       15075.66       15496.67
11/30/91                       15327.67       15179.69       15651.63
12/31/91                       15870.45       15686.69       16191.62
01/31/92                       15598.07       15402.76       15932.55
02/29/92                       15642.83       15492.09       15994.69
03/31/92                       15532.36       15392.94       15898.72
04/30/92                       15633.90       15472.99       15998.88
05/31/92                       15904.36       15763.88       16293.26
06/30/92                       16144.45       15968.81       16529.51
07/31/92                       16539.34       16310.54       16951.01
08/31/92                       16725.91       16457.34       17112.05
09/30/92                       16996.69       16635.08       17361.89
10/31/92                       16640.88       16400.52       17106.67
11/30/92                       16558.24       16418.56       17067.32
12/31/92                       16801.54       16686.19       17360.88
01/31/93                       17175.89       16998.22       17734.14
02/28/93                       17513.48       17299.09       18090.59
03/31/93                       17577.46       17357.90       18150.29
04/30/93                       17710.60       17458.58       18291.86
05/31/93                       17664.00       17470.80       18269.91
06/30/93                       18067.44       17820.22       18679.16
07/31/93                       18153.98       17934.26       18789.37
08/31/93                       18576.56       18269.64       19208.37
09/30/93                       18651.66       18309.83       19283.28
10/31/93                       18696.29       18372.08       19354.63
11/30/93                       18495.42       18160.80       19141.73
12/31/93                       18535.76       18244.34       19216.38
01/31/94                       18808.49       18476.05       19481.57
02/28/94                       18368.93       18100.98       19062.72
03/31/94                       17983.65       17652.08       18635.71
04/30/94                       17808.63       17463.20       18490.35
05/31/94                       17766.69       17409.06       18468.16
06/30/94                       17706.71       17330.72       18427.53
07/31/94                       18037.39       17621.88       18762.91
08/31/94                       18032.48       17614.83       18766.67
09/30/94                       17701.47       17334.76       18503.93
10/31/94                       17653.45       17284.48       18492.83
11/30/94                       17601.82       17241.27       18455.85
12/31/94                       17709.01       17370.58       18568.43
01/31/95                       18049.37       17681.52       18911.94
02/28/95                       18434.09       18070.51       19314.77
03/31/95                       18538.01       18162.67       19436.45
04/30/95                       18757.32       18382.44       19691.07
05/31/95                       19477.29       19082.81       20486.59
06/30/95                       19626.19       19201.12       20648.43
07/31/95                       19551.37       19108.96       20572.03
08/31/95                       19752.48       19342.09       20810.67
09/30/95                       19935.24       19537.44       21010.45
10/31/95                       20228.36       19816.83       21336.11
11/30/95                       20517.59       20108.13       21666.82
12/31/95                       20813.50       20399.70       21976.66
01/31/96                       20931.71       20491.50       22115.11
02/29/96                       20449.20       20034.54       21661.75
03/31/96                       20243.28       19852.23       21475.46
04/30/96                       20070.47       19701.35       21338.02
05/31/96                       19992.58       19630.42       21303.87
06/30/96                       20220.23       19860.10       21574.43
07/31/96                       20286.28       19895.85       21626.21
08/31/96                       20185.20       19832.18       21580.80
09/30/96                       20507.27       20163.38       21934.72
10/31/96                       20948.87       20604.96       22417.29

Past performance is not predictive of future performance. Investment return and principal value will fluctuate with market conditions. When shares are redeemed, they may be worth more or less than their original cost.

This chart illustrates comparative performance for $10,000 invested in Class A shares of the Vista U.S. Treasury Income Fund, the Lipper General U.S. Government Funds Average and the Lehman Treasury Bond Index from September 30, 1987 to October 31, 1996. The Fund's performance includes a 4.50% sales charge and assumes the reinvestment of all dividends and capital gains and reflects waivers and/or reimbursements. The average's performance does not include a sales charge and reflects reinvestment of all dividends and capital gains on mutual funds and the benchmark.

The General U.S. Government Funds Average represents the average performance of a universe of 167 actively managed U.S. government income funds. Lipper is an independent mutual fund performance monitor whose results do not reflect a sales charge.

The Lehman Treasury Bond index is unmanaged, does not include a sales charge, reflects reinvestment of dividends, and is a replica (or model) of the U.S. government treasury securities market.

VISTA BOND FUND

Vista Bond Fund, which seeks to provide a high level of current income through a portfolio of investment grade government, asset-backed and corporate bonds, provided a one-year total return of 4.90% for the period ended October 31, 1996 (Class I Shares). The Fund's Class A and Class B Shares posted total returns of 5.95% and 6.12% respectively (without sales charge or contingent deferred sales charge) since inception on May 6, 1996 through the end of the reporting period. Returns were 1.18% and 1.34%, respectively, after deduction of the maximum front-end sales charge of 4.5% or the max. 5% CDSC.

SOUND MANAGEMENT DECISIONS SPARK STRONG PERFORMANCE

The volatility in U.S. bond markets--along with the shifting yield differentials between corporate, government and asset-backed securities--tested the skills of all bond fund portfolio managers during the year. Through sector/security allocation and duration decisions made in response to changing market conditions, Vista Bond Fund's management team was able to outperform the Fund's benchmark index with low portfolio turnover despite market volatility.

During the late 1995 bond market rally, the Fund took advantage of declining interest rates by taking positions in 20- to 30-year maturity U.S. Treasury securities, asset-backed securities and the corporate bonds of issuers in the financial services industry.

When stronger-than-expected economic growth upset bond market psychology starting in February, 1996, the Fund began adjusting to a more neutral average maturity. Recognizing an attractive relative value in mortgage-backed securities, the Fund began to overweight these bonds as well as corporate bonds while greatly reducing its exposure to U.S. Treasuries. Performance was subsequently enhanced as the mortgages and corporates provided higher yields while also outperforming Treasuries over the course of the reporting year.

MARKETS RALLY IN THE FALL OF 1996

Interest rates began to fall at the end of the reporting year and the yield spread between mortgage-backed and Treasury securities narrowed. As a result, the manager's more neutral outlook towards mortgage-backed securities was evidenced by a gradual sector shift towards Treasuries. The Fund's ability to allocate assets among U.S. Treasury, corporate, mortgage-backed and asset-backed securities provides the manager with a great deal of flexibility. Using Vista's fixed income management process, the Fund will continue to look for pockets of relative value among sectors/securities and along the yield curve, seeking to provide consistent returns in any market environment.

                                VISTA BOND FUND
                         AVERAGE ANNUAL TOTAL RETURNS*
                                 AS OF 10/31/96

CLASS I SHARES
One Year......................................    4.90%
Five Years....................................    7.66%
Since Inception (11/30/90)....................    8.43%

* Assumes dividend reinvestment and reflects fee waivers. Without such waivers, performance would have been reduced.

                               GROWTH OF $10,000

                                          LIPPER CORP.    LEHMAN AG-
   MEASUREMENT PERIOD       VISTA BOND      DEBT BBB     GREGATE IN-
 (FISCAL YEAR COVERED)         FUND           AVG.           DEX
11/30/90                       10000.00       10000.00       10000.00
12/31/90                       10000.00       10150.00       10156.00
01/31/91                       10191.00       10260.64       10281.93
02/28/91                       10286.59       10437.12       10369.33
03/31/91                       10337.72       10559.23       10438.81
04/30/91                       10465.74       10716.56       10553.63
05/31/91                       10504.85       10781.94       10614.84
06/30/91                       10482.47       10773.31       10609.54
07/31/91                       10612.58       10920.90       10757.01
08/31/91                       10849.77       11181.91       10989.36
09/30/91                       11064.00       11410.03       11212.44
10/31/91                       11161.61       11530.97       11336.90
11/30/91                       11272.68       11622.07       11441.20
12/31/91                       11649.76       12010.24       11781.01
01/31/92                       11502.86       11912.96       11620.78
02/29/92                       11540.05       11995.16       11696.32
03/31/92                       11485.62       11962.77       11630.82
04/30/92                       11544.79       12017.80       11714.56
05/31/92                       11745.05       12262.96       11935.97
06/30/92                       11915.63       12438.33       12100.68
07/31/92                       12232.89       12787.84       12347.54
08/31/92                       12326.81       12902.93       12472.25
09/30/92                       12512.28       13059.06       12620.67
10/31/92                       12316.18       12814.85       12452.81
11/30/92                       12283.00       12852.02       12457.79
12/31/92                       12480.59       13075.64       12653.38
01/31/93                       12740.70       13371.15       12896.32
02/28/93                       12995.28       13692.06       13122.01
03/31/93                       13043.63       13793.38       13177.12
04/30/93                       13133.75       13889.93       13269.36
05/31/93                       13128.98       13935.77       13286.61
06/30/93                       13399.71       14274.41       13527.10
07/31/93                       13476.76       14417.15       13604.21
08/31/93                       13763.48       14763.17       13842.28
09/30/93                       13829.13       14808.93       13879.65
10/31/93                       13871.89       14939.25       13931.01
11/30/93                       13717.21       14774.92       13812.59
12/31/93                       13776.42       14869.48       13887.18
01/31/94                       13970.02       15122.26       14074.66
02/28/94                       13671.29       14797.13       13829.76
03/31/94                       13388.78       14363.57       13488.16
04/30/94                       13281.01       14182.59       13380.26
05/31/94                       13351.11       14140.05       13378.92
06/30/94                       13242.20       14083.49       13349.49
07/31/94                       13470.21       14332.76       13615.14
08/31/94                       13492.22       14377.19       13631.48
09/30/94                       13304.69       14155.79       13431.10
10/31/94                       13274.57       14113.32       13419.01
11/30/94                       13244.28       14083.68       13389.49
12/31/94                       13339.64       14166.77       13481.88
01/31/95                       13589.34       14396.28       13748.82
02/28/95                       13876.70       14738.91       14076.04
03/31/95                       13968.49       14845.03       14161.90
04/30/95                       14154.47       15097.39       14360.17
05/31/95                       14738.67       15785.83       14915.91
06/30/95                       14859.43       15904.23       15024.79
07/31/95                       14787.68       15829.48       14991.74
08/31/95                       14965.25       16060.59       15173.14
09/30/95                       15128.43       16243.68       15320.32
10/31/95                       15376.60       16469.47       15519.48
11/30/95                       15611.97       16744.51       15752.28
12/31/95                       15858.47       17020.79       15972.81
01/31/96                       15942.92       17124.62       16078.23
02/29/96                       15578.65       16717.05       15798.47
03/31/96                       15439.70       16576.63       15687.88
04/30/96                       15327.90       16440.70       15600.03
05/31/96                       15277.93       16416.04       15568.83
06/30/96                       15460.08       16614.67       15777.45
07/31/96                       15537.90       16646.24       15820.05
08/31/96                       15518.67       16619.61       15793.15
09/30/96                       15806.81       16947.01       16067.95
10/31/96                       16139.86       17353.74       16424.66

Past performance is not predictive of future performance. Investment return and principal value will fluctuate with market conditions. When shares are redeemed, they may be worth more or less than their original cost.

This chart illustrates comparative performance for $10,000 invested in Class I shares of the Vista Bond Fund, the Lipper Corporate Debt BBB Average and the Lehman Aggregate Bond Index from November 30, 1990 to October 31, 1996. The Fund's performance assumes dividend reinvestment and reflects waivers as described above. The Average's performance does not include a sales charge and reflects reinvestment of all dividends and capital gains on mutual funds and the benchmark. Class I shares have a $1,000,000 minimum initial deposit and carry no sales charge. A shares (max. 4.5% front-end sales charge) and B shares (max. 5%
CDSC), which have different expense ratios, became available 5/6/96 at a minimum initial investment of $2,500.

The Lipper Corporate Debt BBB Funds Average represents the average performance of a universe of 91 actively managed BBB-rated corporate debt funds. Lipper is an independent mutual fund performance monitor whose results do not reflect a sales charge.

The Lehman Aggregate Bond index is composed of the Lehman Government/Corporate Index and the Mortgage-Backed Securities Index and includes treasury issues, agency issues, corporate bond issues and mortgage-backed securities.

VISTA SHORT-TERM BOND FUND

Vista Short-Term Bond Fund, which seeks current income by investing in a portfolio of short-term corporate and government securities, provided shareholders with a total return of 6.10% (Class I shares) for the year ended October 31, 1996.

This performance is ahead of both the unmanaged Lehman 1-3 Year Government Index (5.98%) as well as the Lipper Short Investment Grade Debt Average (5.44% of 96 funds). The Fund's Class A Shares posted a total return of 3.41% or 1.86% (including the maximum 1.5% sales charge) since inception on May 6, 1996 through the end of the reporting period.

FUND EXTENDS DURATION -- AND CHANGES "BENCHMARK"

During the year, the Fund's manager conservatively extended the duration of the portfolio in order to increase the Fund's yield without, in our view, assuming significant additional risk. However, given the volatility in the fixed income markets, the manager exercised caution in lengthening the portfolio's average maturity. Consequently, it wasn't until late in the reporting year that the Fund completed its adjustment to the new approach.

As a result of this shift, the benchmark index for your Fund has been changed from the one-year Treasury bill to the Lehman 1-3 year Treasury index to more accurately reflect the Fund's investment strategy.

After the sharp increases in interest rates in February and March, the Fund took advantage of the widest sector yield spreads by replacing U.S. Treasury securities with short-term corporate, asset-backed and mortgage-backed securities. The Fund's performance subsequently benefited as yields tightened later in the reporting year.

Additionally, the Fund's duration decisions proved sound. The manager was able to capture incremental yield by purchasing somewhat longer-term securities, exploiting a steep yield curve between one- and two-year maturity securities. In addition, the Fund benefited from price appreciation given the longer duration when interest rates later fell.

FUND DELIVERS HIGHER YIELDS WITHOUT COMPROMISING STABILITY

As the reporting year ended, it was clear that the decision to extend duration had resulted in higher yields and price appreciation for shareholders without compromising stability. Moving forward with this added flexibility, the manager will seek to maintain portfolio quality while using the Vista fixed income management process to identify sectors and maturities that offer risk-adjusted value.

                           VISTA SHORT-TERM BOND FUND
                         AVERAGE ANNUAL TOTAL RETURNS*
                                 AS OF 10/31/96

CLASS I SHARES
One Year......................................    6.10%
Five Years....................................    5.38%
Since Inception (11/30/90)....................    5.87%

* Assumes dividend reinvestment and reflects fee waivers. Without such waivers, performance would have been reduced.

                               GROWTH OF $10,000

                           VISTA SHORT-    LIPPER SHORT    LEHMAN 1-3
   MEASUREMENT PERIOD       TERM BOND       INV. GRADE       YR GOVT
 (FISCAL YEAR COVERED)         FUND          DEBT AVG.        INDEX
11/30/90                          10000       10000.00       10000.00
12/31/90                          10070       10097.00       10118.00
01/31/91                       10131.00       10161.62       10213.11
02/28/91                       10211.81       10253.08       10278.47
03/31/91                       10262.66       10352.53       10347.34
04/30/91                       10344.38       10458.13       10446.67
05/31/91                       10403.88       10535.52       10509.35
06/30/91                       10438.73       10567.12       10548.24
07/31/91                       10517.49       10654.83       10638.95
08/31/91                       10616.48       10793.34       10784.71
09/30/91                       10693.91       10908.83       10899.02
10/31/91                       10782.29       11019.01       11016.73
11/30/91                       10860.60       11114.88       11130.21
12/31/91                       10989.26       11267.15       11299.39
01/31/92                       10981.05       11255.88       11284.70
02/29/92                       11016.52       11297.53       11318.55
03/31/92                       11026.27       11295.27       11315.15
04/30/92                       11115.32       11374.34       11418.12
05/31/92                       11191.74       11480.12       11523.17
06/30/92                       11280.62       11581.14       11639.55
07/31/92                       11371.01       11705.06       11773.41
08/31/92                       11437.47       11784.66       11868.77
09/30/92                       11516.58       11875.40       11980.34
10/31/92                       11469.51       11804.15       11912.05
11/30/92                       11476.26       11795.88       11898.95
12/31/92                       11543.23       11885.53       12004.85
01/31/93                       11643.02       12009.14       12130.90
02/28/93                       11704.54       12117.22       12227.95
03/31/93                       11746.87       12158.42       12265.85
04/30/93                       11798.59       12225.29       12340.68
05/31/93                       11792.82       12227.74       12311.06
06/30/93                       11855.44       12315.78       12403.39
07/31/93                       11883.39       12361.35       12430.68
08/31/93                       11947.72       12465.18       12533.85
09/30/93                       11986.48       12507.56       12573.96
10/31/93                       12012.44       12545.09       12601.62
11/30/93                       12034.95       12541.32       12604.14
12/31/93                       12067.06       12594.00       12654.56
01/31/94                       12121.96       12678.38       12734.28
02/28/94                       12094.41       12607.38       12656.61
03/31/94                       12078.78       12526.69       12592.06
04/30/94                       12064.30       12480.34       12544.21
05/31/94                       12098.22       12485.33       12560.51
06/30/94                       12145.64       12497.82       12591.92
07/31/94                       12207.89       12590.30       12705.24
08/31/94                       12245.89       12630.59       12747.17
09/30/94                       12259.43       12615.43       12717.85
10/31/94                       12297.74       12636.88       12747.10
11/30/94                       12298.98       12611.61       12693.56
12/31/94                       12353.81       12612.87       12717.68
01/31/95                       12457.69       12728.91       12890.64
02/28/95                       12573.34       12876.56       13065.96
03/31/95                       12644.04       12943.52       13139.12
04/30/95                       12715.06       13056.13       13256.06
05/31/95                       12864.12       13270.25       13482.74
06/30/95                       12935.80       13340.58       13555.55
07/31/95                       12996.24       13377.93       13609.77
08/31/95                       13056.96       13462.22       13691.43
09/30/95                       13116.66       13534.91       13758.52
10/31/95                       13204.02       13637.78       13872.71
11/30/95                       13290.47       13746.88       13990.63
12/31/95                       13369.43       13848.61       14096.96
01/31/96                       13461.99       13952.47       14216.78
02/29/96                       13456.44       13899.45       14161.34
03/31/96                       13488.50       13886.94       14150.01
04/30/96                       13522.03       13892.50       14164.16
05/31/96                       13558.13       13914.72       14195.32
06/30/96                       13640.40       14010.74       14298.95
07/31/96                       13701.47       14063.98       14354.71
08/31/96                       13741.87       14106.17       14407.82
09/30/96                       13862.55       14233.12       14538.94
10/31/96                       14009.31       14379.73       14703.23

Past performance is not predictive of future performance. Investment return and principal value will fluctuate with market conditions. When shares are redeemed, they may be worth more or less than their original cost.

This chart illustrates comparative performance for $10,000 invested in Class I shares of the Vista Short-Term Bond Fund, the Lipper Short Investment Grade Debt Funds Average and the Lehman Brothers 1-3 year Government Bond Index from November 30, 1990 to October 31, 1996. The Fund's performance assumes dividend reinvestment and reflects waivers as described above. The Average's performance does not include a sales charge and reflects reinvestment of all dividends and capital gains on mutual funds and the benchmark. Class I Shares have a $1,000,000 minimum initial deposit and carry no sales charges. A Shares (max. 1.5% front-end sales charge), which have a different expense ratio, became available on 5/6/96 at a minimum initial investment of $2,500.

The Lipper Short-Term Investment Grade Debt Funds Average represents the Average performance of a universe of 96 actively managed short investment grade debt funds. Lipper is an independent mutual fund performance monitor whose results do not reflect a sales charge.

The unmanaged Lehman Brothers 1-3 Year Government Bond Index is composed of bonds covered by the Government Bond Index with maturities of one to three years.

VISTA U.S. GOVERNMENT SECURITIES FUND

Vista U.S. Government Securities Fund, which seeks income and capital appreciation by investing in a portfolio of high-quality, long-term U.S. government and agency bonds, provided shareholders with a total return of 2.09% (Class I shares) for the period December 1, 1995 through October 31, 1996. The Fund's Class A Shares (without sales charge) posted a total return of 5.41% since inception on May 6, 1996 through October 31, 1996 and 0.67% including the maximum 4.5% sales charge.

In May, 1996, the Fund's benchmark was changed from the Lehman
Government/Corporate Bond Index to one evenly split between the Merrill Lynch Government Index and the Merrill Lynch Mortgage Index.

BULLISH APPROACH SUPPORTS PERFORMANCE IN LATE 1995

Along with most U.S. bond market participants, who believed that a slowing economy would translate into further interest rate cuts by the Federal Reserve Board, the Fund began 1996 on a bullish note. As a result of unexpected economic growth, however, the prices of bonds in the Fund's portfolio began to decline in February. The effect of the downturn was heightened by the Fund's shift to a shorter-duration benchmark.

MANAGER SELLS CORPORATE AND ASSET-BACKED SECURITIES

In the second quarter of 1996, the manager began selling the Fund's corporate and asset-backed securities. This effectively shortened the Fund's duration and brought the portfolio characteristics more in line with the benchmark adjustment. The resulting higher-yielding portfolio was then able to outperform its benchmark as spreads between mortgages and Treasuries tightened.

By the end of the reporting year, the Fund still contained some asset-backed securities. Rather than sell these shorter-maturity credits, the manager believes it may be beneficial to hold them until maturity and then reinvest the proceeds in either Treasury or mortgage-backed securities.

Despite the upward year-to-year movement in bond yields, interest payments from the Fund's bonds were sufficient to more than offset any principal erosion and provide shareholders with a positive total return. As 1996 drew to a close, the Fund's manager expected that a slowing economy and declining rates would continue to create a positive environment for investments in U.S. Treasuries. The manager therefore expected to move to overweight Treasuries relative to mortgage-backed securities for the remainder of 1996.

                     VISTA U.S. GOVERNMENT SECURITIES FUND
                                 TOTAL RETURN*
                                 AS OF 10/31/96

CLASS I SHARES
12/1/95 through 10/31/96......................    2.09%
AVERAGE ANNUAL TOTAL RETURNS* AS OF 10/31/96
Three Years...................................    4.15%
Since Inception (2/19/93).....................    5.31%

* Assumes dividend reinvestment and reflects fee waivers. Without such waivers, performance would have been reduced.

                               GROWTH OF $10,000

                                                    MERRILL     MERRILL
 MEASUREMENT PERIOD     VISTA US       LIPPER        LYNCH       LYNCH
 (FISCAL YEAR            GOV'T       GENERAL US    50% GOVT/     GOV'T
   COVERED)           SECURITIES-I   GOV'T AVG.    50% MTGE      INDEX
2/28/93                  10000.00     10000.00     10000.00     10000.00
3/31/93                  10026.00     10034.00     10048.00     10035.30
4/30/93                  10100.90     10092.20     10119.34     10113.47
5/31/93                  10086.56     10099.26     10134.52     10104.88
6/30/93                  10282.94     10297.21     10292.62     10323.04
7/31/93                  10331.30     10362.08     10348.20     10384.46
8/31/93                  10561.49     10554.81     10483.76     10615.31
9/30/93                  10609.18     10578.03     10512.07     10663.08
10/31/93                 10636.43     10612.94     10550.96     10698.48
11/30/93                 10540.31     10493.02     10492.93     10583.79
12/31/93                 10571.80     10537.09     10557.99     10624.44
2/31/94                  10705.09     10667.75     10683.63     10771.16
2/28/94                  10481.85     10455.46     10526.58     10537.75
3/31/94                  10262.22     10199.30     10284.47     10318.56
4/30/94                  10168.32     10097.31     10199.10     10225.90
5/31/94                  10140.32     10071.05     10213.38     10218.85
6/30/94                  10111.13     10026.74     10191.94     10201.88
7/31/94                  10274.04     10195.19     10380.49     10375.83
8/31/94                  10277.53     10193.15     10400.21     10385.68
9/30/94                  10129.68     10035.16     10258.77     10243.71
10/31/94                 10112.56     10008.06     10252.61     10235.52
11/30/94                 10074.64      9986.04     10225.95     10209.41
12/31/94                 10137.97     10060.94     10302.65     10281.29
1/31/95                  10300.86     10241.03     10510.76     10470.57
2/28/95                  10527.77     10472.48     10760.92     10694.43
3/31/95                  10549.22     10525.89     10819.03     11369.25
4/30/95                  10680.55     10654.30     10968.33     11516.36
5/31/95                  11125.50     11067.69     11364.29     11979.44
6/30/95                  11199.15     11136.31     11441.56     12075.63
7/31/95                  11137.80     11083.97     11653.23     12036.87
8/31/95                  11270.17     11221.41     11675.37     12171.44
9/30/95                  11378.76     11338.11     11516.59     12286.58
10/31/95                 11556.70     11500.25     11523.50     12479.36
11/30/95                 11769.29     11670.45     11493.54     12669.17
12/31/95                 11948.88     11839.67     11579.74     12849.83
1/31/96                  11989.70     11894.14     11659.64     12930.66
2/29/96                  11690.03     11627.71     11492.91     12673.47
3/31/96                  11554.80     11524.22     11428.55     12571.95
4/30/96                  11465.00     11437.79     11374.83     12490.86
5/31/96                  11437.76     11397.76     11347.53     12472.13
6/30/96                  11583.37     11531.11     11488.24     12626.28
7/31/96                  11589.28     11551.87     11525.00     12655.45
8/31/96                  11570.13     11514.90     11514.98     12628.24
9/30/96                  11768.78     11709.50     11705.44     12835.72
10/31/96                 12015.17     11965.94     11948.56     13115.77

Past performance is not predictive of future performance. Investment return and principal value will fluctuate with market conditions. When shares are redeemed, they may be worth more or less than their original cost.
This chart illustrates comparative performance for $10,000 invested in Class I shares of the Vista U.S. Government Securities Fund, the Lipper General U.S. Government Funds Average and the Merrill Lynch Government Index and a composite of the Merrill Lynch Government and Corporate Indexes from February 28, 1993 to October 31, 1996. The Fund's performance assumes the reinvestment of all dividends and capital gains, and reflects waivers as described above. The Average's performance does not include a sales charge and reflects reinvestment of all dividends and capital gains on mutual funds and the benchmark. Class I shares have a $1,000,000 minimum initial deposit and carry no sales charge. A Shares (max. 4.5% front-end sales charge) which have a different expense ratio, became available on 5/6/96 at a minimum initial investment of $2,500.
The Lipper General U.S. Government Funds Average represents the performance of a universe of 167 actively managed U.S. government income mutual funds. Lipper is an independent mutual fund performance monitor whose results do not reflect a sales charge.
The Merrill Lynch (ML) Government Index consists of bonds with a maturity greater than or equal to one year. The ML Mortgage Master Index consists of fixed-rate corporate interest-bearing bonds. The indexes are unmanaged, do not include any sales charge and reflect reinvestment of dividends.

VISTA U.S. TREASURY INCOME FUND**
PORTFOLIO OF INVESTMENTS October 31, 1996

 Principal
   Amount             Issuer                                                   Value
----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- 97.0%
----------------------------------------------------------------------------------------
                      U.S. TREASURY OBLIGATIONS -- 97.0%
                      ----------------------------------
                        U.S. Treasury Notes & Bonds,
$  8,000,000          7.38%, 11/15/97                                      $   8,142,480
   3,750,000          6.13%, 03/31/98                                          3,774,038
   8,500,000          6.00%, 05/31/98                                          8,538,505
   1,500,000          6.00%, 09/30/98                                          1,506,795
   9,000,000          6.38%, 01/15/99                                          9,108,270
   6,200,000          5.00%, 02/15/99                                          6,091,500
   9,632,000          9.13%, 05/15/99                                         10,363,454
   8,500,000          5.63%, 02/28/01                                          8,361,875
   4,500,000          7.50%, 05/15/02                                          4,787,595
   2,400,000          7.50%, 02/15/05                                          2,580,000
  10,000,000          6.50%, 05/15/05                                         10,109,400
   3,900,000         10.75%, 08/15/05                                          5,037,708
   9,050,000          6.88%, 05/15/06                                          9,369,555
  18,200,000          8.50%, 02/15/20                                         21,899,696
   1,200,000          7.13%, 02/15/23                                          1,254,936
   2,000,000          6.75%, 08/15/26                                          2,023,740
----------------------------------------------------------------------------------------
                      TOTAL LONG-TERM INVESTMENTS                            112,949,547
                      (COST $113,060,239)
----------------------------------------------------------------------------------------
                                                           SHORT-TERM INVESTMENT -- 0.3%
----------------------------------------------------------------------------------------
                      REPURCHASE AGREEMENT -- 0.3%
                      ----------------------------
     382,000            HSBC Securities, Inc., 5.60%, 11/01/96 (Dated            382,000
                          10/31/96, Proceeds $382,059, secured by U.S.
                          Treasury Bond, $340,000 at 8.75%, 11/15/08;
                          Market $397,702) (Cost $382,000)
----------------------------------------------------------------------------------------
                      TOTAL INVESTMENTS -- 97.3%                            $113,331,547
                      (COST $113,442,239)
----------------------------------------------------------------------------------------

** Formerly the Vista U.S. Government Income Fund.

                       See notes to financial statements.

VISTA U.S. GOVERNMENT SECURITIES FUND
PORTFOLIO OF INVESTMENTS October 31, 1996

 Principal
  Amount             Issuer                                                    Value
----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- 98.6%
----------------------------------------------------------------------------------------
                     U.S. TREASURY OBLIGATIONS -- 57.8%
                     ----------------------------------
                     U.S. Treasury Notes & Bonds,
$ 3,600,000          7.75% 11/30/99                                         $  3,780,576
  4,000,000          5.88%, 06/30/00                                           3,983,760
  9,200,000          7.50%, 11/15/01                                           9,743,352
  5,250,000          5.75%, 08/15/03                                           5,113,028
  1,000,000          7.25%, 05/15/04                                           1,057,970
  6,500,000          6.50%, 05/15/05                                           6,571,110
  4,750,000          7.25%, 05/15/16                                           5,026,070
  5,300,000          7.63%, 02/15/25                                           5,905,366
                                                                             -----------
                     TOTAL U.S. TREASURY OBLIGATIONS (COST $41,605,695)       41,181,232
                                                                             -----------

                     U.S. GOVERNMENT AGENCY OBLIGATIONS -- 3.7%
                     ------------------------------------------
    562,434          Federal Home Loan Bank, 4.44%, 11/4/96,                     562,383
  2,000,000          Federal National Mortgage Association, Global Bond,
                       8.50%, 02/01/05                                         2,100,800
                                                                             -----------
                     TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
                       (COST $2,562,434)                                       2,663,183
                                                                             -----------

                     MORTGAGE BACKED SECURITIES - 23.8%
                     ----------------------------------
                     Mortgage-Backed Pass Thru Securities - 16.0%
                     Federal National Mortgage Association,
  7,000,000          7.50%, 11/15/11, TBA, 15 Year                             7,109,410
  4,250,000          8.00%, 11/15/26, TBA, 30 Year                             4,335,000
                                                                             -----------
                                                                              11,444,410
                                                                             -----------
                     Collateralized Mortgage Obligations -- 7.8%
  1,460,778              Citicorp Mortgage Securities, Inc., REMIC, Ser.
                           1994-5, Class A2, 6.25%, 03/25/24                   1,447,996
  3,963,928              Mortgage Capital Funding, Inc., Ser. 1996-MC1,
                           Class A2A, 7.35%, 07/15/05                          4,059,311
                                                                             -----------
                                                                               5,507,307
                                                                             -----------
                     TOTAL MORTGAGE BACKED SECURITIES (COST $16,711,832)      16,951,717
                                                                             -----------
                     ASSET BACKED SECURITIES -- 13.3%
                     ---------------------------------
  2,537,036            Chevy Chase Auto Receivables Trust, Ser. 1995-1,
                         Class A, 6.00%, 12/15/01                              2,536,224
  1,594,865            Ford Motor Credit Co., Grantor Trust, Ser. 1994-B,
                         Class A, 7.30%, 10/15/99                              1,613,796
    681,116            Premier Auto Trust Chrysler Credit Corp., Ser.
                         1993-3, Class A3, 4.90%, 12/16/98                       677,281
  2,000,000            Premier Auto Trust Chrysler Financial Corp., Ser.
                         1996-2, Class A3, 6.35%, 01/06/00                     2,016,780

                       See notes to financial statements.

VISTA U.S. GOVERNMENT SECURITIES FUND
PORTFOLIO OF INVESTMENTS October 31, 1996 (continued)

 Principal
  Amount             Issuer                                                    Value
----------------------------------------------------------------------------------------
$ 2,573,982          United Companies Financial Corp., Home Equity Loan,
                       Ser. 1995-A2, Class A7, 8.30%, 2/10/26               $  2,663,273
                                                                             -----------
                     TOTAL ASSET BACKED SECURITIES (COST $9,412,900)           9,507,354
----------------------------------------------------------------------------------------
                     TOTAL LONG-TERM INVESTMENTS
                       (COST $70,292,861)                                     70,303,486
----------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT -- 17.0%
----------------------------------------------------------------------------------------
                     REPURCHASE AGREEMENT -- 17.0%
                     -----------------------------
 12,153,000            HSBC Securities, Inc., 5.60%, 11/01/96, (Dated
                         10/31/96; Proceeds $12,154,890, Secured by U.S.
                         Treasury Bond; $8,510,000 at 12.0%, 08/15/13;
                         Market Value $12,461,426) (Cost $12,153,000)         12,153,000
----------------------------------------------------------------------------------------
                     TOTAL INVESTMENTS -- 115.6%
                       (COST $82,445,861)                                   $ 82,456,486
----------------------------------------------------------------------------------------

                       See notes to financial statements.

VISTA BOND FUND
PORTFOLIO OF INVESTMENTS October 31, 1996

 Principal
  Amount       Issuer                                                           Value
----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- 96.1%
-----------------------------------------------------------------------------------------
               U.S. TREASURY OBLIGATIONS -- 24.3%
               ----------------------------------
                 U.S. Treasury Notes & Bonds,
$   850,000        5.00%, 01/31/99                                           $    835,788
  1,000,000        7.75%, 01/31/00                                              1,052,030
    800,000        6.38%, 08/15/02                                                809,128
    500,000        5.75%, 08/15/03                                                486,955
    750,000        7.50%, 11/15/16                                                813,398
    750,000        6.88%, 08/15/25                                                766,755
                                                                             ------------
               TOTAL U.S. TREASURY OBLIGATIONS (COST $4,696,549)                4,764,054
                                                                             ------------
               CORPORATE NOTES & BONDS -- 28.0%
               ---------------------------------
                 Banking -- 5.3%
  1,000,000        Australia & New Zealand Banking Group, Ltd., 7.55%,
                     9/15/06 (Australia)(Yankee Sector)                         1,036,820
                 Chemicals -- 2.6%
    500,000        de Dupont (EI) deNemours, 8.65%, 12/01/97                      513,335
                 Consumer Products -- 2.1%
    400,000        Philip Morris Companies Inc., 9.25%, 12/01/97                  413,668
                 Financial Services -- 10.0%
    250,000        Aetna Services, Inc., 6.97%, 08/15/36                          254,885
    300,000        General Motors Acceptance Corp., 6.30%, 09/10/97               301,341
  1,000,000        Lehman Brothers Holdings, 7.25%, 10/15/03                    1,007,610
    400,000        Morgan Stanley Group, 7.50%, 09/01/99                          410,584
                 Oil & Gas -- 4.0%
    250,000        Petroliam Nasional Bhd., 7.625%, 10/15/26, (Malaysia) #        254,295
    500,000        Tenneco Credit Corp., 10.13%, 12/01/97                         520,610
                 Telecommunications -- 2.3%
    500,000        Pacific Bell Corp. 6.63%, 10/15/34                             442,240
                 Utilities -- 1.7%
    350,000        Tenaga Nasional Bhd., 7.50%, 01/15/97 (Malaysia)(Yankee
                     Sector) #                                                    331,849
                                                                             ------------
               TOTAL CORPORATE NOTES & BONDS (COST $5,399,765)                  5,487,237
                                                                             ------------

                       See notes to financial statements.

VISTA BOND FUND
PORTFOLIO OF INVESTMENTS October 31, 1996 (continued)

 Principal
  Amount       Issuer                                                           Value
----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- (CONTINUED)
-----------------------------------------------------------------------------------------
               MORTGAGE BACKED SECURITIES -- 36.1%
               -----------------------------------
                 Mortgage-Backed Pass Thru Securities -- 14.3%
                   Federal National Mortgage Association,
$ 1,000,000          7.50%, 11/15/11, TBA, 15 Year                           $  1,015,630
    750,000          8.00%, 11/15/26, TBA, 30 Year                                765,000
  1,000,000        Government National Mortgage Association, 8.00%,
                     11/15/26, TBA, 30 Year                                     1,022,500
                                                                             ------------
                                                                                2,803,130
                                                                             ------------
                 Collateralized Mortgage Obligations -- 10.2%
  1,000,000        Federal Home Loan Mortgage Corp., Series 1819, Class E,
                     6.00%, 02/15/11                                              933,960
                   Federal National Mortgage Association,
    107,233          Ser. 1993-39, Class E, 5.50%, 11/25/97                       106,630
  1,000,000          Ser. G1993-34, Class PJ 6.60%, 12/25/22                      958,430
                                                                             ------------
                                                                                1,999,020
                                                                             ------------
                 Commercial Mortgage Backed Securities -- 11.6%
  1,460,312        DLJ Mortgage Acceptance Corp., Ser. 1996-CF1, Class
                     A1A, 7.28%, 03/13/28 #                                     1,494,081
    750,000        Morgan Stanley Capital 1, Ser. 1996-WF1, Class A3,
                     7.38%, 08/15/06 #                                            766,406
                                                                             ------------
                                                                                2,260,487
                                                                             ------------
               TOTAL MORTGAGE BACKED SECURITIES (COST $6,958,305)               7,062,637
                                                                             ------------

                       See notes to financial statements.

VISTA BOND FUND
PORTFOLIO OF INVESTMENTS October 31, 1996 (continued)

 Principal
  Amount       Issuer                                                           Value
----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- (CONTINUED)
-----------------------------------------------------------------------------------------
               ASSET BACKED SECURITIES -- 7.7%
               -------------------------------
$ 1,000,000      Capital Equipment Receivables Trust, Ser. 1996-1, Class
                   A3, 6.11%, 07/15/99                                       $  1,001,940
    501,510      The Money Store Home Equity Trust, Ser. 1994-B, Class A3,
                   7.10%, 11/15/16                                                507,869
                                                                             ------------
               TOTAL ASSET BACKED SECURITIES (COST $1,506,180)                  1,509,809
-----------------------------------------------------------------------------------------
               TOTAL LONG-TERM INVESTMENTS
               (COST $18,560,799)                                              18,823,737
-----------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 16.9%
-----------------------------------------------------------------------------------------
               REPURCHASE AGREEMENT -- 16.9%
               -----------------------------
  3,314,000      HSBC Securities, Inc., 5.60%, 11/01/96, (Dated 10/31/96;
                   Proceeds $3,314,516, Secured by U.S. Treasury Note,
                   $2,905,000 at 8.75%, 11/15/08; Market Value $3,398,021)
                   (Cost $3,314,000)                                            3,314,000
-----------------------------------------------------------------------------------------
               TOTAL INVESTMENTS -- 113.0%
               (COST $21,874,799)                                            $ 22,137,737
-----------------------------------------------------------------------------------------

                       See notes to financial statements.

VISTA SHORT-TERM BOND FUND
PORTFOLIO OF INVESTMENTS October 31, 1996

 Principal
  Amount       Issuer                                                           Value
-----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- 96.4%
-----------------------------------------------------------------------------------------
               U.S. TREASURY OBLIGATIONS -- 40.1%
               ----------------------------------
                 U.S. Treasury Notes,
$ 2,000,000        5.63%, 10/31/97                                           $  2,002,180
  4,500,000        7.38%, 11/15/97                                              4,580,145
  4,000,000        6.13%, 05/15/98                                              4,026,240
  3,000,000        5.38%, 05/31/98                                              2,985,930
  4,500,000        5.50%, 11/15/98                                              4,476,105
  3,000,000        6.25%, 08/31/00                                              3,022,980
                                                                             ------------
               TOTAL U.S. TREASURY OBLIGATIONS (COST $20,959,847)              21,093,580
                                                                             ------------
               CORPORATE NOTES & BONDS -- 17.3%
               --------------------------------
                 Banking -- 1.2%
    250,000        Citicorp, 8.57%, 03/10/97                                      252,442
    350,000        NationsBank Corp., 6.625%, 01/15/98                            352,926
                 Financial Services -- 9.6%
    800,000        Caterpillar Financial Services, 5.14%, 12/16/96                799,848
    200,000        General Motors Acceptance Corp., 7.75%, 12/10/96               200,434
  1,000,000        Golden West Financial Corp., 9.15%, 05/23/98                 1,043,860
  1,000,000        Hertz Corp., 8.125%, due 03/11/99                            1,040,890
  1,000,000        H.F. Ahmanson & Co., 6.35%, 09/01/98                           998,530
  1,000,000        Lehman Brothers Holdings, 6.00%, 01/12/99                      994,780
                 Telecommunications -- 3.8%
  1,000,000        Lucent Technologies Inc., 6.90%, 07/15/01                    1,018,430
  1,000,000        Pacific Northwest Bell Telephone Corp., 7.50%, 12/01/96      1,001,100
                 Utilities -- 2.7%
    500,000        National Rural Utilities, 5.40%, 01/15/99                      492,095
    450,000        Pacific Gas & Electric Co., 7.33%, 11/12/96                    450,158
    500,000        Southern California Edison, 6.125%, 07/15/97                   500,955
                                                                             ------------
               TOTAL CORPORATE NOTES & BONDS (COST $9,148,439)                  9,146,448
                                                                             ------------
               MORTGAGE BACKED SECURITIES - 20.0%
               -----------------------------------
                 Mortgage-Backed Pass Thru Securities - 10.4%
    931,200        Federal Home Loan Mortgage Corp., Gold Pool G50251,            941,676
                     7.00%, 05/01/00,
  2,000,000        Federal National Mortgage Association, 7.50%, 11/15/11,      2,031,260
                     TBA, 15 Year
                   Government National Mortgage Association,
  1,500,000          6.50%, 11/15/11, TBA, 15 Year                              1,480,320
  1,000,000          8.00%, 11/15/26, TBA, 30 Year                              1,022,500
                                                                             ------------
                                                                                5,475,756
                                                                             ------------

                       See notes to financial statements.

VISTA SHORT-TERM BOND FUND
PORTFOLIO OF INVESTMENTS October 31, 1996 (continued)

 Principal
  Amount       Issuer                                                           Value
----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- (CONTINUED)
-----------------------------------------------------------------------------------------
                 Collateralized Mortgage Obligations -- 7.8%
$ 2,041,740        Federal National Mortgage Association, REMIC, Ser.        $  2,074,918
                     1991-131, Class G, 7.60%, 10/25/98,
  2,000,000        Government National Mortgage Association, Ser. 1996-13,      2,022,500
                     Class G, 7.00%, 01/16/97
                                                                             ------------
                                                                                4,097,418
                                                                             ------------
                 Commercial Mortgage Backed Secuirties -- 1.8%
    969,669        Blackrock Capital Finance L.P., Ser. 1996-C2, Class A,         983,050
                     7.62%, 11/15/26 #
                                                                             ------------
               TOTAL MORTGAGE BACKED SECURITIES (COST $10,432,917)             10,556,224
                                                                             ------------
                 ASSET BACKED SECURITIES -- 19.0%
               ----------------------------------
  2,000,000        Boatmens Auto Trust, Ser. 1996-A, Class A3, 6.75%,           2,027,140
                     01/15/03
  2,000,000        Capita Equipment Receivables Trust, Ser. 1996-1, Class       2,003,880
                     A3, 6.11%, 07/15/99
  1,909,545        Daimler-Benz Auto Grantor Trust, Ser. 1995-A, Class A,       1,909,774
                     5.85%, 05/15/02
  2,000,000        Premier Auto Trust Chrysler Financial Corp., Ser.            2,016,780
                     1996-2, Class A3, 6.35%, 01/06/00
  1,997,395        The Money Store Home Equity Trust, Ser. 1994-B, Class        2,022,722
                     A3, 7.10%, 11/15/16
               TOTAL ASSET BACKED SECURITIES (COST $9,923,365)                  9,980,296
-----------------------------------------------------------------------------------------
               TOTAL LONG-TERM INVESTMENTS                                     50,776,548
               (COST $50,464,568)
-----------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 9.2%
-----------------------------------------------------------------------------------------
               REPURCHASE AGREEMENT -- 9.2%
               ----------------------------
  4,836,000      HSBC Securities, Inc., 5.60%, 11/01/96 (Proceeds               4,836,000
                   $4,836,753, Secured by U.S. Treasury Bonds, $725,000 at
                   7.875%, 11/15/97, $3,575,000 at 8.75%, 11/15/08; Market
                   $4,960,695) (Cost $4,836,000)
-----------------------------------------------------------------------------------------
               TOTAL INVESTMENTS -- 105.6%                                    $55,612,548
               (COST $55,300,568)
-----------------------------------------------------------------------------------------

MTN   -- Medium Term Note

REMIC -- Real Estate Mortgage Investment Conduit

TBA   -- To Be Announced

#     -- Securities may only be sold to qualified institutional buyers.

                       See notes to financial statements.

VISTA MUTUAL FUNDS
STATEMENT OF ASSETS AND LIABILITIES October 31, 1996
--------------------------------------------------------------------------------

                                                    Vista             Vista                               Vista
                                                U.S. Treasury    U.S. Government         Vista         Short-Term
                                                   Income          Securities            Bond             Bond
                                                   Fund**             Fund               Fund             Fund
                                                -------------    ---------------    ---------------    -----------
ASSETS:
 Investment securities, at value (Note 1)......  $113,331,547      $82,456,486          $22,137,737    $55,612,548
 Cash..........................................           641              933                  113         65,401
 Receivables:
   Interest....................................     2,532,497        1,205,379              238,141        723,665
   Fund shares sold............................     1,273,766           56,700               48,330        913,861
 Other.........................................         6,682           38,146                1,164         35,426
                                                 ------------      -----------          -----------    -----------
      Total Assets.............................   117,145,133       83,757,644           22,425,485     57,350,901
                                                 ------------      -----------          -----------    -----------
LIABILITIES:
 Payable for investment securities purchased...            --       11,380,135            2,787,615      4,505,594
 Payable for Fund shares redeemed..............       267,494          675,423                  287         71,600
 Dividends payable.............................       184,441          282,734               14,172         24,204
 Accrued liabilities: (Note 2)
   Administration fees.........................        14,528            6,366                  812          2,199
   Distribution fees...........................        28,760            3,551                  689          1,279
   Investment advisory fees....................        20,349           19,097                   --             --
   Shareholder servicing fees..................         3,152           12,766                3,858          4,825
   Custodian...................................        12,615           10,707                3,736          7,814
   Other.......................................       128,146           53,396               28,376         74,894
                                                 ------------      -----------          -----------    -----------
      Total Liabilities........................       659,485       12,444,175            2,839,545      4,692,409
                                                 ------------      -----------          -----------    -----------
NET ASSETS:
 Paid in capital...............................   122,844,817       72,110,335           18,910,435     53,468,514
 Accumulated undistributed net investment
   income......................................       (80,127)         101,645                9,653         62,777
 Accumulated undistributed net realized gain
   (loss) on investment transactions...........    (6,168,350)        (909,136)             402,914     (1,184,779)
 Net unrealized appreciation/depreciation of
   investments.................................      (110,692)          10,625              262,938        311,980
                                                 ------------      -----------          -----------    -----------
   Net Assets:.................................  $116,485,648      $71,313,469          $19,585,940    $52,658,492
                                                 ============      ===========          ===========    ===========
    Class A Shares.............................  $105,719,837      $ 3,332,969          $   987,857    $ 9,416,443
    Class B Shares.............................  $ 10,765,811                           $   821,223
    Institutional Shares.......................                    $67,980,500          $17,776,860    $43,242,049
Shares of beneficial interest outstanding
 ($.001 par value; unlimited number of shares
 authorized):
    Class A Shares.............................     9,499,589          336,764               92,236        932,374
    Class B Shares.............................       969,443                                76,343
    Institutional Shares.......................                      6,877,075            1,659,584      4,273,578
Class A Shares:
 Net asset value and redemption price per
   share*......................................        $11.13            $9.90               $10.71         $10.10
 Maximum offering price per share (net asset
   value per share/95.5%, 95.5%, 95.5% and
   98.5%)......................................        $11.65           $10.37               $11.21         $10.25
Class B Shares:
 Net asset value and offering price per
   share*......................................        $11.11                                $10.76
Institutional Shares:
 Net asset value and offering price per
   share*......................................                          $9.89               $10.71         $10.12
                                                 ============      ===========          ===========    ===========
Cost of Investments............................  $113,442,239      $82,445,861          $21,874,799    $55,300,568
                                                 ============      ===========          ===========    ===========

---------------

 * Net assets/shares outstanding.
** Formerly known as the Vista U.S. Government Income Fund.

                       See notes to financial statements.

VISTA MUTUAL FUNDS
STATEMENT OF OPERATIONS For the year ended October 31, 1996
--------------------------------------------------------------------------------

                                              Vista            Vista                            Vista
                                          U.S. Treasury   U.S. Government        Vista        Short-Term
                                             Income         Securities           Bond            Bond
                                             Fund**            Fund*             Fund            Fund
                                          -------------   ---------------   ---------------   ----------
INTEREST INCOME..........................  $ 7,510,473      $ 4,649,072         $ 3,127,209   $2,508,378
                                           -----------      -----------         -----------   ----------
EXPENSES: (Note 2)
 Shareholder servicing fees..............      276,596          199,489              45,121       59,125
 Distribution fees.......................      330,502            3,551              76,341       58,581
 Investment advisory fees................      331,915          288,582             143,017      105,509
 Administration fees.....................      166,017           82,798              71,508       63,256
 Custodian fees..........................       54,865           49,733              17,184       16,664
 Amortization of organization costs (Note
   1)....................................           --            5,124                 305          553
 Printing and postage....................       17,656           10,926               1,329        1,588
 Professional fees.......................       45,086           52,311              26,575       26,137
 Registration costs......................       40,874           19,647              10,177       17,390
 Transfer agent fees.....................      201,286           31,794              24,714       48,930
 Trustees fees...........................        7,930            7,836               3,230        2,936
 Other...................................       12,473           10,514               5,530        1,219
                                           -----------      -----------         -----------   ----------
       Total expenses....................    1,485,200          762,305             425,031      401,888
                                           -----------      -----------         -----------   ----------
 Less amounts waived (Note 2E)...........      408,771           86,091             242,603      234,123
 Less expenses borne by the
   Distributor...........................           --           51,863               9,499           --
                                           -----------      -----------         -----------   ----------
   Net expenses..........................    1,076,429          624,351             172,929      167,765
                                           -----------      -----------         -----------   ----------
   Net investment income.................    6,434,044        4,024,721           2,954,280    2,340,613
                                           -----------      -----------         -----------   ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS:
 Net realized gain (loss) on:
   Investments...........................      588,633          244,616             406,668      (12,737)
   Futures and options transactions......     (232,723)              --                  --           --
 Change in net unrealized appreciation/
   depreciation on investments...........   (3,055,305)      (2,729,970)         (2,461,517)     147,029
                                           -----------      -----------         -----------   ----------
 Net realized and unrealized gain (loss)
   on investments........................   (2,699,395)      (2,485,354)         (2,054,849)     134,292
                                           -----------      -----------         -----------   ----------
 Net increase in net assets from
   operations............................  $ 3,734,649      $ 1,539,367         $   899,431   $2,474,905
                                           ===========      ===========         ===========   ==========

---------------

 * In 1996, the Fund changed its fiscal year end from November 30 to October 31. The period shown is December 1,1995 through October 31, 1996.
** Formerly known as the Vista U.S. Government Income Fund.

                       See notes to financial statements.

VISTA MUTUAL FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                    Vista                             Vista
                                                                U.S. Treasury                    U.S. Government
                                                                    Income                         Securities
                                                                    Fund**                            Fund
                                                        ------------------------------    -----------------------------
                                                            Year             Year           12/01/95*          Year
                                                            Ended            Ended           Through          Ended
                                                          10/31/96         10/31/95         10/31/96         11/30/95
                                                        -------------    -------------    -------------    ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
 Net investment income...............................   $   6,434,044    $   6,717,656    $   4,024,721    $  4,720,978
 Net realized gain (loss) on investments and futures
   transactions......................................         355,910       (3,753,121)         244,616       2,432,044
 Change in net unrealized appreciation/depreciation
   on investments and futures........................      (3,055,305)      11,426,144       (2,729,970)      5,455,517
                                                         ------------     ------------     ------------     -----------
   Increase in net assets from operations............       3,734,649       14,390,679        1,539,367      12,608,539
                                                         ------------     ------------     ------------     -----------
NET EQUALIZATION DEBITS (Note 1J):...................              --          (20,821)              --              --
                                                         ------------     ------------     ------------     -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM: (Note 1I)
 Net investment income...............................      (6,438,189)      (6,695,330)      (3,934,393)     (4,720,978)
 Net realized gain on investment transactions........              --               --               --              --
                                                         ------------     ------------     ------------     -----------
   Total dividends and distributions.................      (6,438,189)      (6,695,330)      (3,934,393)     (4,720,978)
                                                         ------------     ------------     ------------     -----------
Net increase (decrease) from capital share
 transactions (Note 5)...............................       9,427,327       (2,620,553)     (11,088,402)     (6,739,542)
                                                         ------------     ------------     ------------     -----------
   Total increase (decrease) in net assets...........       6,723,787        5,053,975      (13,483,428)      1,148,019
NET ASSETS:
 Beginning of period.................................     109,761,861      104,707,886       84,796,897      83,648,878
                                                         ------------     ------------     ------------     -----------
 End of period.......................................   $ 116,485,648    $ 109,761,861    $  71,313,469    $ 84,796,897
                                                         ============     ============     ============     ===========

                                                                                                   Vista
                                                                   Vista                         Short-Term
                                                                   Bond                             Bond
                                                                   Fund                             Fund
                                                       -----------------------------    ----------------------------
                                                           Year             Year            Year            Year
                                                           Ended           Ended           Ended           Ended
                                                         10/31/96         10/31/95        10/31/96        10/31/95
                                                       -------------    ------------    ------------    ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
 Net investment income...............................  $   2,954,280    $  3,556,582    $  2,340,613    $  1,847,219
 Net realized gain (loss) on investments and futures
   transactions......................................        406,668         330,075         (12,737)         (1,467)
 Change in net unrealized appreciation/depreciation
   on investments and futures........................     (2,461,517)      4,034,751         147,029         556,820
                                                        ------------     -----------     -----------     -----------
   Increase in net assets from operations............        899,431       7,921,408       2,474,905       2,402,572
                                                        ------------     -----------     -----------     -----------
NET EQUALIZATION DEBITS (Note 1J):...................             --         (10,848)             --          (7,716)
                                                        ------------     -----------     -----------     -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM: (Note 1I)
 Net investment income...............................     (2,951,527)     (3,546,956)     (2,319,533)     (1,840,470)
 Net realized gain on investment transactions........       (293,787)       (122,330)             --              --
                                                        ------------     -----------     -----------     -----------
   Total dividends and distributions.................     (3,245,314)     (3,669,286)     (2,319,533)     (1,840,470)
                                                        ------------     -----------     -----------     -----------
Net increase (decrease) from capital share
 transactions (Note 5)...............................    (35,353,068)        604,544      16,257,372        (296,028)
                                                        ------------     -----------     -----------     -----------
   Total increase (decrease) in net assets...........    (37,698,951)      4,845,818      16,412,744         258,358
NET ASSETS:
 Beginning of period.................................     57,284,891      52,439,073      36,245,748      35,987,390
                                                        ------------     -----------     -----------     -----------
 End of period.......................................  $  19,585,940    $ 57,284,891    $ 52,658,492    $ 36,245,748
                                                        ============     ===========     ===========     ===========

---------------

 * In 1996, the Fund changed its fiscal year end from November 30 to October 31. The period shown is December 1,1995 through October 31, 1996.
** Formerly known as the Vista U.S. Government Income Fund.

                       See notes to financial statements.

VISTA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS October 31, 1996
--------------------------------------------------------------------------------
1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES -- Mutual Fund Group (the "Trust") was organized on May 11, 1987 as a Massachusetts Business Trust, and is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company. Vista U.S. Treasury Income Fund ("VUSTI") (formerly the Vista U.S. Government Income Fund), Vista U.S. Government Securities Fund ("VUSGS"), Vista Bond Fund ("VBF"), and Vista Short-Term Bond Fund ("VSTBF"), collectively, the "Funds", are four separate portfolios of The Trust.

The Funds offer various classes of shares as follows:

 Fund      Classes Offered
------     ---------------
VUSTI      Class A, Class B
VUSGS      Class A, Institutional
VBF        Class A, Class B, Institutional
VSTBF      Class A, Institutional

Class A shares generally provide for a front-end sales charge while Class B shares provide for a contingent deferred sales charge. No sales charges are assessed with respect to the Institutional Class. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution fees and each class has exclusive voting rights with respect to its distribution plan.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

    The following is a summary of significant accounting policies followed by the Funds:

    A. Valuation of investments -- Bonds and other fixed income securities (other than short-term obligations), including listed issues, are valued on the basis of valuations supplied by pricing services or by matrix pricing systems of a major dealer in bonds. Short-term debt securities with 61 days or more to maturity at time of purchase are valued, through the 61st day prior to maturity, at market value based on quotations obtained from market makers or other appropriate sources; thereafter, the value on the 61st day is amortized on a straight-line basis over the remaining number of days to maturity. Short-term investments with 60 days or less to maturity at time of purchase are valued at amortized cost, which approximates market. Portfolio securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

    B. Repurchase agreements -- It is the Trust's policy that repurchase agreements are fully collateralized by U.S. Treasury and Government Agency securities. All collateral is held by the Trust's custodian bank, subcustodian, or a bank with which the custodian bank has entered into a subcustodian agreement, or is segregated in the Federal Reserve Book Entry System. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Trust may be delayed or limited.

    C. Futures contracts -- When a Fund enters into a futures contract, it makes an initial margin deposit in a segregated account, either in cash or liquid securities. Thereafter, the futures contract is marked to market and the Fund makes (or receives) additional cash payments daily to the broker. Changes in the value of the contract are recorded as unrealized appreciation/depreciation until the contract is closed or settled.

    The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction, therefore, the Fund's credit risk is limited to failure of the exchange or board of trade.

    As of October 31, 1996, the Funds had no outstanding futures contracts.

    D. Written options -- When a Fund writes an option an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability is adjusted daily to reflect the

VISTA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS October 31, 1996 (continued)
--------------------------------------------------------------------------------

    current market value of the written options and the change is recorded in a corresponding unrealized gain or loss account. When a written option expires on its stipulated expiration date, or when a closing transaction is entered into, the related liability is extinguished and the Fund realizes a gain (or loss if the cost of the closing transaction exceeds the premium received when the option was written).

    The VUSTI writes options on U.S. Treasury futures. These options are settled for cash and subject the Fund to market risk in excess of the amounts that are reflected in the Statement of Assets and Liabilities. The Fund, however, is not subject to credit risk on written options as the counterparty has already performed its obligation by paying a premium at the inception of the contract.

    As of October 31, 1996, VUSTI had no outstanding written options.

    E. Security transactions and investment income -- Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is determined on the basis of coupon interest accrued adjusted for amortization of premiums, except VUSTI, and accretion of discounts.

    F. Expenses -- Expenses directly attributable to a Fund are charged to that Fund; other expenses of the Trust are allocated proportionately among each of the Funds within the Trust in relation to the net assets of each Fund or on another reasonable basis. Expenses directly attributable to a particular class are charged directly to such class. In calculating net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

    G. Organization costs -- Organization and initial registration costs incurred in connection with establishing the Funds have been deferred and are being amortized on a straight-line basis over a sixty month period beginning at the commencement of operations of each Fund.

    H. Federal income taxes -- Each Fund is treated as a separate taxable entity for Federal income tax purposes. The Trust's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income, and net realized gain on investments. In addition, the Trust intends to make distributions as required to avoid excise taxes. Accordingly, no provision for Federal income or excise tax is necessary.

    I. Distributions to shareholders -- Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. To the extent these "book/tax" differences are permanent in nature, (i.e., that they result from other than timing of recognition -- "temporary differences") such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment. The reclassifications made for the Funds are as follows: VUSGS accumulated undistributed net investment income was increased by $11,316, accumulated undistributed net realized gain (loss) on investment transactions was decreased by $446 and paid in capital was decreased by $10,870; VSTBF paid in capital was increased by $773,460 and an offsetting decrease was made to accumulated undistributed net realized gain (loss) on investments. Dividends and distributions which exceed net investment income or net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or net realized capital gains.

    J. Equalization -- In prior years, the Funds followed the practice of equalization by which a portion of proceeds from sales and cost of redemptions of Fund shares is credited or charged to undistributed net investment income. In the current fiscal period ending October 31, 1996, the Funds discontinued the practice of equalization, resulting in reclassifications from undistributed net investment income of $917, $6,008 and $460 to accumulated paid-in capital for VUSTI, VBF, and VSTBF respectively.

VISTA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS October 31, 1996 (continued)
--------------------------------------------------------------------------------

    K. Dollar rolls -- The funds (with the exception of VUSTI) enter into dollar rolls in which the Funds sell mortgage-backed securities for delivery in the current month and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Funds forgo principal and interest paid on the securities. The Funds are compensated by the interest earned on the cash proceeds of the initial sale and a fee earned for entering into the roll transaction. The fee is amortized into income over the duration of the roll transaction.

2.   FEES AND OTHER TRANSACTIONS WITH AFFILIATES

    A. Investment advisory fee -- Pursuant to separate Investment Advisory Agreements, The Chase Manhattan Bank ("Chase" or the "Adviser") acts as the Investment Adviser to the Funds. Chase is a direct wholly-owned subsidiary of The Chase Manhattan Corporation. As Investment Adviser, Chase supervises the investments of the Funds and for such services is paid a fee. The fee is computed daily and paid monthly at an annual rate equal to 0.30%, 0.30%, 0.30% and 0.25% of the average daily net assets for VUSTI, VUSGS, VBF and VSTBF, respectively. The Adviser, voluntarily waived all or a portion of its fees as outlined in Note 2.E. below.

    Chase Asset Management, Inc. ("CAM"), a registered investment adviser, is the sub-investment adviser to each Fund pursuant to a Sub-Investment Advisory Agreement between CAM and Chase. CAM is a wholly owned subsidiary of Chase and is entitled to receive a fee, payable by Chase from its advisory fee, at an annual rate equal to 0.15% for VUSTI, VUSGS and VBF, and 0.10% for VSTBF of average daily net assets.

    B. Shareholder servicing fees -- The Trust has adopted an Administrative Services Plan which, among other things, provides that the Trust on behalf of the Funds may obtain the services of one or more Shareholder Servicing Agents. For its services, the Shareholder Servicing Agent will receive a fee. The fee is computed daily and paid monthly at an annual rate equal to 0.25% of the average daily net assets of the Funds. No shareholder Servicing fees had been charged for VBF and VSTBF prior to May 1, 1996.

    Since inception of the Funds, Chase, and certain affiliates have been the only Shareholder Servicing Agents of the Funds. The Shareholder Servicing Agents have voluntarily waived all or a portion of their fees as outlined in
    Note 2.E. below.

    C. Distribution and sub-administration fees -- Pursuant to a Distribution and Sub-Administration Agreement, Vista Fund Distributors, Inc. (the "Distributor"), a wholly owned subsidiary of The BISYS Group, Inc., acts as the Trust's exclusive underwriter and promotes and arranges for the sale of each Fund's shares. In addition, the Distributor provides certain sub-administration services to the Trust, including providing officers, clerical staff and office space for an annual fee of 0.05% of the average daily net assets of each Fund.

    The Trustees have adopted Distribution Plans (the "Distribution Plans") for Class A and B for the Funds in accordance with Rule 12b-1 under the 1940 Act. The Class A Distribution Plans provide that each Fund shall pay distributions fees, including payments to the Distributor, at annual rates not to exceed 0.25% of the average daily net assets of the Class A Shares of each Fund for distribution services. The Class B Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at an annual rate not to exceed 0.75% of the average annual net assets of the Class B Shares for its distribution services.

    The Distributor voluntarily waived all or a portion of distribution fees as outlined in Note 2.E. below.

    D. Administration fee -- Pursuant to an Administration Agreement, Chase (the "Administrator") provides certain administration services to the Trust. For these services and facilities, the Administrator receives from each Fund a fee computed at the annual rate equal to 0.10% of the respective Fund's average daily net assets. The Administrator voluntarily waived all or a portion of the administration fees as outlined in Note 2.E. below.

VISTA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS October 31, 1996 (continued)
--------------------------------------------------------------------------------

    E. Waivers of fees -- For the year ended October 31, 1996, the Investment Adviser, Shareholder Servicing Agent, Administrator and Distributor voluntarily waived fees for each of the Funds as follows:

                    Fee                      VUSTI       VUSGS         VBF         VSTB
    ------------------------------------   ---------    --------    ---------    ---------
    Administration......................   $  23,372    $ 26,354    $  47,715    $  42,171
    Distribution........................      25,249       3,551       38,507       45,961
    Investment Advisory.................     137,440      17,569      143,017      105,509
    Shareholder Servicing...............     222,710      38,617       13,364       40,482
                                           ---------    --------    ---------    ---------
    Total...............................   $ 408,771    $ 86,091    $ 242,603    $ 234,123
                                           ---------    --------    ---------    ---------
    Distributor Reimbursement...........      --        $ 51,863    $   9,499       --
                                           =========    ========    =========    =========

    F. Other -- Certain officers of the Trust are officers of Vista Fund Distributors, Inc. or of its parent corporation, BISYS.

    Chase provides portfolio accounting and custody services for the Funds. Compensation for such services are presented in the Statement of Operations as custodian fees.

3. INVESTMENT TRANSACTIONS -- For the year ended October 31, 1996, purchases and sales of investments (excluding short-term investments) were as follows:

                                  VUSTI           VUSGS            VBF             VSTB
                              -------------    ------------    ------------    ------------
Purchases (excluding U.S.
  Government)..............        --          $  9,973,762    $ 13,860,322    $ 23,667,621
Sales (excluding U.S.
  Government)..............        --            13,080,273      20,328,309      14,164,982
Purchases of U.S.
  Government...............   $ 118,881,246      62,773,145      41,222,407      47,395,197
Sales of U.S. Government...     108,472,700      86,412,222      75,742,416      46,973,390

Written Option Transactions:

                                                                      VUSTI
                                                              ---------------------
                                                              Number of    Premiums
                                                              Contracts    Received
                                                              ---------    --------
Puts
-----------------------------------------------------------
Options outstanding at 10/31/95............................      --           --
Options written............................................       75       $69,005
Options terminated in closing purchase transactions........      (75)      (69,005)
                                                                 ---       -------
Options outstanding at 10/31/96............................      --           --
                                                                ====       =======

4. FEDERAL INCOME TAX MATTERS -- For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at October 31, 1996 are as follows:

                               VUSTI           VUSGS             VBF            VSTBF
                           -------------    ------------    -------------    ------------
    Aggregate cost......   $ 113,475,927     $82,445,861    $ 221,879,200     $55,318,682
                           =============     ===========    =============     ===========
    Gross unrealized
      appreciation......   $     704,071     $   764,234    $     327,502     $   317,151
    Gross unrealized
      depreciation......        (848,451)       (753,609)         (68,965)        (23,285)
                           -------------     -----------    -------------     -----------
    Net unrealized
      appreciation......   ($    144,380)    $    10,625    $     258,537     $   293,866
                           =============     ===========    =============     ===========

VISTA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS October 31, 1996 (continued)
--------------------------------------------------------------------------------

    At October 31, 1996 the VUSTI, VUSGS and VSTBF has net capital loss carryovers of approximately $6,135,000, $909,000 and $1,167,000, respectively, which will be available to offset capital gains arising through October 31, 2003, October 31, 2004 and October 31, 2003, respectively. To the extent that any net capital loss carryover is used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders.

5. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST -- Transactions in Shares of Beneficial Interest were as follows:

                                              Vista U.S. Treasury Income Fund#
                                   ------------------------------------------------------
                                                  Years Ended October 31,
                                   ------------------------------------------------------
                                             1996                         1995
                                   -------------------------    -------------------------
                                      Amount        Shares         Amount        Shares
                                   ------------   ----------    ------------   ----------
Class A
Shares sold....................... $ 33,787,054    3,035,946    $ 18,943,386    1,726,543
Shares issued in reinvestment of
  distributions...................    3,763,710      337,488       3,953,641      360,648
Shares redeemed...................  (28,490,015)  (2,565,254)    (30,405,442)  (2,780,887)
                                   ------------   ----------    ------------   ----------
Net increase (decrease) in Trust
  shares outstanding.............. $  9,060,749      808,180    ($ 7,508,415)    (693,696)
                                   =============  ==========    =============  ==========

                                              Vista U.S. Treasury Income Fund#
                                   ------------------------------------------------------
                                                  Years Ended October 31,
                                   ------------------------------------------------------
                                             1996                         1995
                                   -------------------------    -------------------------
                                      Amount        Shares         Amount        Shares
                                   ------------   ----------    ------------   ----------
Class B
Shares sold....................... $  4,293,818      385,579    $  6,947,722      636,178
Shares issued in reinvestment of
  distributions...................      431,500       38,790         385,208       35,054
Shares redeemed...................   (4,358,740)    (391,659)     (2,445,068)    (223,952)
                                   ------------   ----------    ------------   ----------
Net increase (decrease) in Trust
  shares outstanding.............. $    366,578       32,710    $  4,887,862      447,280
                                   =============  ==========    =============  ==========

                                     Vista U.S. Government
                                        Securities Fund
                                   -------------------------
                                            5/6/96
                                            Through
                                          10/31/96**
                                   -------------------------
                                      Amount        Shares
                                   ------------   ----------
Class A
Shares sold....................... $  3,347,216      348,260
Shares issued in reinvestment of
  distributions...................       69,915        7,191
Shares redeemed...................     (181,268)     (18,687)
                                   ------------   ----------
Net increase (decrease) in Trust
  shares outstanding.............. $  3,235,863      336,764
                                   =============  ==========

VISTA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS October 31, 1996 (continued)
--------------------------------------------------------------------------------

                                           Vista U.S. Government Securities Fund*
                                   ------------------------------------------------------
                                            12/1/95
                                            Through                    Year Ended
                                           10/31/96                 November 30, 1995
                                   -------------------------    -------------------------
                                      Amount        Shares         Amount        Shares
                                   ------------   ----------    ------------   ----------
Institutional Shares
Shares sold....................... $ 16,871,922    1,703,494    $ 15,138,183    1,562,234
Shares issued in reinvestment of
  distributions...................      249,093       25,455         135,296       13,872
Shares redeemed...................  (31,445,280)  (3,182,479)    (22,040,933)  (2,306,076)
                                   ------------   ----------    ------------   ----------
Net increase (decrease) in Trust
  shares outstanding.............. ($14,324,265)  (1,453,530)   ($ 6,767,454)    (729,970)
                                   =============  ==========    =============  ==========

                                        Vista Bond Fund
                                   -------------------------
                                            5/6/96
                                            Through
                                          10/31/96**
                                   -------------------------
                                      Amount        Shares
                                   ------------   ----------
Class A
Shares sold....................... $  1,019,597       97,355
Shares issued in reinvestment of
  distributions...................        6,269          593
Shares redeemed...................      (59,799)      (5,712)
                                   ------------   ----------
Net increase (decrease) in Trust
  shares outstanding.............. $    966,067       92,236
                                   =============  ==========

                                        Vista Bond Fund
                                   -------------------------
                                            5/6/96
                                            Through
                                          10/31/96**
                                   -------------------------
                                      Amount        Shares
                                   ------------   ----------
Class B
Shares sold....................... $  1,149,672      109,737
Shares issued in reinvestment of
  distributions...................        9,106          862
Shares redeemed...................     (362,816)     (34,256)
                                   ------------   ----------
Net increase (decrease) in Trust
  shares outstanding.............. $    795,962       76,343
                                   =============  ==========

                                                      Vista Bond Fund
                                   ------------------------------------------------------
                                                  Years Ended October 31,
                                   ------------------------------------------------------
                                             1996                         1995
                                   -------------------------    -------------------------
                                      Amount        Shares         Amount        Shares
                                   ------------   ----------    ------------   ----------
Institutional Shares
Shares sold....................... $  7,747,917      718,508    $  4,296,852      414,161
Shares issued in reinvestment of
  distributions...................    3,072,283      286,096       3,498,583      334,782
Shares redeemed...................  (47,935,297)  (4,597,662)     (7,190,891)    (698,335)
                                   ------------   ----------    ------------   ----------
Net increase (decrease) in Trust
  shares outstanding.............. ($37,115,097)  (3,593,058)   $    604,544       50,608
                                   =============  ==========    =============  ==========

VISTA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS October 31, 1996 (continued)
--------------------------------------------------------------------------------

                                     Vista Short-Term Bond
                                             Fund
                                   -------------------------
                                            5/6/96
                                            Through
                                          10/31/96**
                                   -------------------------
                                      Amount        Shares
                                   ------------   ----------
Class A
Shares sold....................... $  9,842,672      980,691
Shares issued in reinvestment of
  distributions...................      180,407       17,971
Shares issued in Acquisition from
  Hanover Merger..................    9,525,310      944,428
Shares redeemed...................  (10,152,955)  (1,010,716)
                                   ------------   ----------
Net increase (decrease) in Trust
  shares outstanding.............. $  9,395,434      932,374
                                   =============  ==========

                                                 Vista Short-Term Bond Fund
                                   ------------------------------------------------------
                                                  Years Ended October 31,
                                   ------------------------------------------------------
                                             1996                         1995
                                   -------------------------    -------------------------
                                      Amount        Shares         Amount        Shares
                                   ------------   ----------    ------------   ----------
Institutional Shares
Shares sold....................... $ 23,871,765    2,370,072    $  7,865,450      786,229
Shares issued in reinvestment of
  distributions...................    1,898,858      188,565       1,730,468      173,094
Shares redeemed...................  (18,908,685)  (1,880,725)     (9,891,946)    (994,500)
                                   ------------   ----------    ------------   ----------
Net increase (decrease) in Trust
  shares outstanding.............. $  6,861,938      677,912    ($   296,028)     (35,177)
                                   =============  ==========    =============  ==========

---------------

 * In 1996, the Fund changed its fiscal year end from November 30 to October 31. The period shown is December 1, 1995 through October 31, 1996.
 # Formerly known as the Vista U.S. Government Income Fund.
** Commencement of offering class of shares.

6. RETIREMENT PLAN -- The Funds have adopted an unfunded noncontributory defined benefit pension plan covering all independent trustees of the Funds who will have served as an independent trustee for at least five years at the time of retirement. Benefits under this plan are based on compensation and years of service. Pension expenses for the year ended October 31, 1996, included in Trustees Fees and Expenses in the Statement of Operations, prepaid pension costs and accrued pension liability included in other assets, and other accrued liabilities, respectively, in the Statement of Assets and Liabilities were as follows:

                                                                    Prepaid     Accrued
                                                       Pension      Pension     Pension
                                                       Expenses      Asset      Liability
                                                       --------     -------     -------
VUSTI..............................................     $2,156      $6,682      $8,838
VUSGS..............................................      1,551       4,807       6,358
VBF................................................        376       1,164       1,540
VSTBF..............................................        881       2,731       3,612

7. ACQUISITION -- On May 6, 1996, The Vista U.S. Government Securities Fund acquired the net assets of the Hanover U.S. Government Fund in a tax-free reorganization. At the time of the reorganization, the acquired Fund had approximately $81 million in net assets. The Vista Fund had no assets and no activity prior to the acquisition. The information included in

VISTA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS October 31, 1996 (continued)
--------------------------------------------------------------------------------

the financial statements for VUSGS for the period prior to May 6, 1996 relates to the predecessor Hanover Fund.

Also on May 6, 1996, the Vista Short-Term Bond Fund acquired all the net assets (approximately $9.5 million) of the Hanover Short Term U.S. Government Fund pursuant to a plan of reorganization approved by Hanover Fund shareholders in April of 1996. The acquisition was accomplished by a tax-free exchange of shares, whereby the Hanover Shareholders surrendered 976,558 shares (net assets of $9.5 million) of the Hanover Short Term U.S. Government Fund in exchange for 944,428 shares of the Vista Short-Term Bond Fund. The post-merger net assets of the combined Fund were approximately $46,118,000.

VISTA MUTUAL FUNDS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OF BENEFICIAL INTEREST
OUTSTANDING
Throughout each period indicated
--------------------------------------------------------------------------------

                                                                                   Vista U.S. Treasury Income Fund**
                                                                            ------------------------------------------------
                                                                                                Class A
                                                                            ------------------------------------------------
                                                                                               Year Ended
                                                                            ------------------------------------------------
                                                                            10/31/96      10/31/95     10/31/94     10/31/93
                                                                            ---------     --------     --------     --------
Per Share Operating Performance
Net Asset Value, Beginning of Period....................................    $  11.40      $ 10.60      $ 12.10      $ 11.68
                                                                            ---------     --------     --------     --------
 Income from Investment Operations:
   Net Investment Income................................................       0.655        0.699        0.646        0.666
   Net Gains or (Losses) in Securities (both realized and unrealized)...      (0.268)       0.798       (1.297)       0.699
                                                                            ---------     --------     --------     --------
   Total from Investment Operations.....................................       0.387        1.497       (0.651)       1.365
                                                                            ---------     --------     --------     --------
 Less Distributions:
   Dividends from Net Investment Income.................................       0.656        0.697        0.646        0.667
   Distributions from Capital Gains.....................................          --           --        0.203        0.287
                                                                            ---------     --------     --------     --------
   Total Distributions..................................................       0.656        0.697        0.849        0.954
                                                                            ---------     --------     --------     --------
Net Asset Value, End of Period..........................................    $  11.13      $ 11.40      $ 10.60      $ 12.10
                                                                            =========     ========     ========     ========
Total Return (1)........................................................       3.56%       14.59%       (5.58%)      12.35%
Ratios/Supplemental Data:
 Net Assets, End of Period (000 omitted)................................    $111,482      $99,109      $99,524      $93,039
 Ratio of Expenses to Average Net Assets #..............................       0.90%        0.87%        0.76%        0.75%
 Ratio of Net Investment Income to Average Net Assets #.................       5.89%        6.37%        5.74%        5.61%
 Ratio of Expenses Without Waivers and Assumption of Expenses to Average
   Net Assets #.........................................................       1.29%        1.40%        1.28%        1.14%
 Ratio of Net Investment Income Without Waivers and Assumptions of
   Expenses to Average Net Assets #.....................................       5.50%        5.84%        5.22%        5.22%
Portfolio Turnover Rate.................................................        103%         164%         163%         296%

                                                                                 Vista U.S. Treasury Income Fund**
                                                                          -----------------------------------------------
                                                                           Class A                  Class B
                                                                          -----------  ----------------------------------
                                                                          Year Ended        Year Ended           11/4/93*
                                                                          -----------  ---------------------     Through
                                                                          10/31/92     10/31/96     10/31/95     10/31/94
                                                                          --------     --------     --------     --------
Per Share Operating Performance
Net Asset Value, Beginning of Period....................................  $ 11.53      $ 11.37      $ 10.59      $ 11.98
                                                                          --------     --------     --------     --------
 Income from Investment Operations:
   Net Investment Income................................................    0.786        0.571        0.621        0.592
   Net Gains or (Losses) in Securities (both realized and unrealized)...    0.267       (0.265)       0.797       (1.187)
                                                                          --------     --------     --------     --------
   Total from Investment Operations.....................................    1.053        0.306        1.418       (0.595)
                                                                          --------     --------     --------     --------
 Less Distributions:
   Dividends from Net Investment Income.................................    0.786        0.566        0.638        0.592
   Distributions from Capital Gains.....................................    0.111           --           --        0.203
                                                                          --------     --------     --------     --------
   Total Distributions..................................................    0.897        0.566        0.638        0.795
                                                                          --------     --------     --------     --------
Net Asset Value, End of Period..........................................  $ 11.68      $ 11.11      $ 11.37      $ 10.59
                                                                          ========     ========     ========     ========

Total Return (1)........................................................    9.40%        2.82%       13.80%       (5.18%)
Ratios/Supplemental Data:
 Net Assets, End of Period (000 omitted)................................  $59,391      $10,764      $10,652      $ 5,184
 Ratio of Expenses to Average Net Assets #..............................    0.38%        1.64%        1.62%        1.50%
 Ratio of Net Investment Income to Average Net Assets #.................    6.52%        5.12%        5.53%        5.28%
 Ratio of Expenses Without Waivers and Assumption of Expenses to Average
   Net Assets #.........................................................    1.34%        1.79%        1.89%        1.78%
 Ratio of Net Investment Income Without Waivers and Assumptions of
   Expenses to Average Net Assets #.....................................    5.56%        4.97%        5.26%        5.00%
Portfolio Turnover Rate.................................................     514%         103%         164%         163%

---------------

(1) Total return figures do not include the effect of any sales load.
  * Commencement of operations.
  # Short periods have been annualized.
 ** Formerly known as the Vista U.S. Government Income Fund.

                       See notes to financial statements.

VISTA MUTUAL FUNDS

SELECTED DATA AND RATIOS
FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING
Throughout each period indicated
--------------------------------------------------------------------------------

                                                                                                VISTA U.S. GOVERNMENT
                                                                                                   SECUIRITES FUND
                                                                                             ---------------------------
                                                                                              CLASS A          CLASS I
                                                                                             ----------      -----------
                                                                                             05/06/96**      12/01/95(2)
                                                                                              THROUGH          THROUGH
                                                                                              10/31/96        10/31/96
                                                                                             ----------      -----------
Per Share Operating Performance
Net Asset Value, Beginning of Period....................................................      $   9.62        $   10.18
                                                                                               -------          -------
Income From Investment Operations:
 Net investment income..................................................................         0.259            0.501
 Net Gains or Losses in Securities (both realized.......................................         0.255           (0.302)
                                                                                               -------          -------
   Total From Investment Operations.....................................................         0.514            0.199
                                                                                               -------          -------
Less Distributions:
 Dividends from net investment income...................................................         0.234            0.489
 Distributions from capital gains.......................................................            --               --
                                                                                               -------          -------
   Total Distributions..................................................................         0.234            0.489
                                                                                               -------          -------
Net Asset Value, End of Period..........................................................      $   9.90        $    9.89
                                                                                               =======          =======
Total Return (1)........................................................................         5.41%            2.09%
Ratios/Supplemental Data
   Net Assets, End of Period (000 omitted)..............................................      $  3,333        $  67,980
   Ratio of Expenses to Average Net Assets: #...........................................         1.05%            0.85%
   Ratio of Net Investment Income to Average Net Assets: #..............................         5.50%            5.55%
   Ratio of expenses without waivers and assumption of expenses to Average Net Assets:
    #...................................................................................         1.55%            1.04%
   Ratio of net investment income without waivers and assumption of expenses to Average
    Net Assets: #.......................................................................         5.00%            5.36%
Portfolio Turnover Rate.................................................................          101%             101%

                                                                                                 VISTA U.S. GOVERNMENT
                                                                                                    SECUIRITES FUND
                                                                                          -------------------------------------
                                                                                                        CLASS I
                                                                                          -------------------------------------
                                                                                                YEAR ENDED            02/19/93*
                                                                                          ----------------------       THROUGH
                                                                                          11/30/95      11/30/94      11/30/93
                                                                                          --------      --------      ---------
Per Share Operating Performance
Net Asset Value, Beginning of Period....................................................  $  9.23       $ 10.27       $  10.00
                                                                                          -------       -------
 Net investment income..................................................................    0.560         0.500          0.340
 Net Gains or Losses in Securities (both realized.......................................    0.950        (0.940)         0.270
                                                                                          -------       -------
   Total From Investment Operations.....................................................    1.510        (0.440)         0.610
                                                                                          -------       -------
 Dividends from net investment income...................................................    0.560         0.500          0.340
 Distributions from capital gains.......................................................       --         0.100             --
                                                                                          -------       -------
   Total Distributions..................................................................    0.560         0.600          0.340
                                                                                          -------       -------
Net Asset Value, End of Period..........................................................  $ 10.18       $  9.23       $  10.27
                                                                                          =======       =======
Total Return (1)........................................................................   16.82%        -4.41%          6.16%
Ratios/Supplemental Data
   Net Assets, End of Period (000 omitted)..............................................  $83,304       $83,649       $ 86,089
   Ratio of Expenses to Average Net Assets: #...........................................    0.85%         0.85%          0.85%
   Ratio of Net Investment Income to Average Net Assets: #..............................    5.78%         5.15%          4.26%
   Ratio of expenses without waivers and assumption of expenses to Average Net Assets:
    #...................................................................................    1.11%         1.04%          1.04%
   Ratio of net investment income without waivers and assumption of expenses to Average
    Net Assets: #.......................................................................    5.52%         4.96%          4.07%
Portfolio Turnover Rate.................................................................     220%          134%            37%

---------------

  * Commencement of operations.
 ** Commencement of offering of class of shares.
  # Short periods have been annualized
(1) Total return figures do not include the effect of any sales load.
(2) In 1996, the Fund changed its fiscal year end from November 30 to October
    31.

                       See notes to financial statements.

VISTA MUTUAL FUNDS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OF BENEFICIAL INTEREST
OUTSTANDING
Throughout each period indicated (continued)
--------------------------------------------------------------------------------

                                                                                           Vista Bond Fund
                                                                     ------------------------------------------------------------
                                                                                                      Institutional Class
                                                                     Class A      Class B      ----------------------------------
                                                                     --------     --------
                                                                     5/6/96*      5/6/96*                  Year Ended
                                                                     Through      Through      ----------------------------------
                                                                     10/31/96     10/31/96     10/31/96     10/31/95     10/31/94
                                                                     --------     --------     --------     --------     --------
Per Share Operating Performance
Net Asset Value, Beginning of Period...............................   $10.39       $10.39      $ 10.91      $ 10.08      $ 11.30
                                                                     --------     --------     --------     --------     --------
 Income from Investment Operations
   Net Investment Income...........................................    0.288        0.233        0.665        0.687        0.667
   Net Gains or (Losses) in Securities (both realized and
     unrealized)...................................................    0.310        0.368       (0.148 )      0.854       (1.140)
                                                                     --------     --------     --------     --------     --------
   Total from Investment Operations................................    0.598        0.601        0.517        1.541       (0.473)
                                                                     --------     --------     --------     --------     --------
 Less Distributions
   Dividends from Net Investment Income............................    0.278        0.231        0.662        0.687        0.667
   Distributions from Capital Gains................................       --           --        0.055        0.024        0.081
                                                                     --------     --------     --------     --------     --------
   Total Distributions.............................................    0.278        0.231        0.717        0.711        0.748
                                                                     --------     --------     --------     --------     --------
Net Asset Value, End of Period.....................................   $10.71       $10.76      $ 10.71      $ 10.91      $ 10.08
                                                                     ========     ========     ========     ========     ========
Total Return (1)...................................................    5.95%        6.12%        4.90%       15.83%       (4.30%)
Ratios/Supplemental Data
 Net Assets, End of Period (000 omitted)...........................   $  988       $  821      $17,777      $57,285      $52,439
 Ratio of Expenses to Average Net Assets #.........................    0.90%        1.65%        0.36%        0.31%        0.31%
 Ratio of Net Investment Income to Average Net Assets #............    5.75%        4.97%        6.23%        6.56%        6.27%
 Ratio of Expenses Without Waivers and Assumption of Expenses to
   Average Net Assets #............................................    2.39%        2.93%        0.87%        0.87%        0.92%
 Ratio of Net Investment Income Without Waivers and Assumptions of
   Expenses #......................................................    4.26%        3.69%        5.72%        6.00%        5.66%
Portfolio Turnover Rate............................................     122%         122%         122%          30%          17%


                                                                       Vista Bond Fund
                                                                     ---------------------
                                                                      Institutional Class
                                                                     ---------------------
                                                                                   7/1/92**
                                                                                   Through
                                                                     10/31/93      10/31/92
                                                                     --------     ----------
Per Share Operating Performance
Net Asset Value, Beginning of Period...............................  $ 10.76       $  10.70
                                                                     --------     ----------
 Income from Investment Operations
   Net Investment Income...........................................    0.622          0.240
   Net Gains or (Losses) in Securities (both realized and
     unrealized)...................................................    0.629          0.110
                                                                     --------     ----------
   Total from Investment Operations................................    1.251          0.350
                                                                     --------     ----------
 Less Distributions
   Dividends from Net Investment Income............................    0.684          0.240
   Distributions from Capital Gains................................    0.026          0.050
                                                                     --------     ----------
   Total Distributions.............................................    0.710          0.290
                                                                     --------     ----------
Net Asset Value, End of Period.....................................  $ 11.30       $  10.76
                                                                     ========     ==========
Total Return (1)...................................................   12.63%          3.36%
Ratios/Supplemental Data
 Net Assets, End of Period (000 omitted)...........................  $61,155       $ 45,401
 Ratio of Expenses to Average Net Assets #.........................    0.31%          0.30%
 Ratio of Net Investment Income to Average Net Assets #............    6.15%          6.74%
 Ratio of Expenses Without Waivers and Assumption of Expenses to
   Average Net Assets #............................................    0.82%          0.73%
 Ratio of Net Investment Income Without Waivers and Assumptions of
   Expenses #......................................................    5.64%          6.31%
Portfolio Turnover Rate............................................      20%             3%

---------------

(1) Total return figures do not include the effect of any sales load.
 ** In 1992, the Fund's fiscal year-end was changed from June 30 to October 31.
  # Short periods have been annualized.
  * Commencement of offering class of shares.

                       See notes to financial statements.

VISTA MUTUAL FUNDS
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OF BENEFICIAL INTEREST
OUTSTANDING
Throughout each period indicated (continued)
--------------------------------------------------------------------------------

                                                                                           Vista Short-Term Bond Fund
                                                                                       ----------------------------------
                                                                                                     Institutional Class
                                                                                       Class A      ---------------------
                                                                                       --------
                                                                                       5/6/96*           Year Ended
                                                                                       Through      ---------------------
                                                                                       10/31/96     10/31/96     10/31/95
                                                                                       --------     --------     --------
Per Share Operating Performance
Net Asset Value, Beginning of Period.................................................   $10.03      $ 10.08      $  9.91
                                                                                        ------      -------      -------
 Income from Investment Operations
   Net Investment Income.............................................................    0.262        0.561        0.542
   Net Gains or (Losses) in Securities (both realized and unrealized)................    0.072        0.035        0.168
                                                                                        ------      -------      -------
   Total from Investment Operations..................................................    0.334        0.596        0.710
                                                                                        ------      -------      -------
 Less Distributions
   Dividends from Net Investment Income..............................................    0.264        0.556        0.542
   Distributions from Capital Gains..................................................       --           --           --
                                                                                        ------      -------      -------
   Total Distributions...............................................................    0.264        0.556        0.542
                                                                                        ------      -------      -------
Net Asset Value, End of Period.......................................................   $10.10      $ 10.12      $ 10.08
                                                                                        ======      =======      =======
Total Return (1).....................................................................    3.41%        6.10%        7.37%
Ratios/Supplemental Data
 Net Assets, End of Period (000 omitted).............................................   $9,416      $43,242      $36,246
 Ratio of Expenses to Average Net Assets #...........................................    0.75%        0.35%        0.32%
 Ratio of Net Investment Income to Average Net Assets #..............................    5.28%        5.59%        5.41%
 Ratio of Expenses Without Waivers and Assumption of Expenses to Average Net Assets
   #.................................................................................    1.45%        0.89%        0.90%
 Ratio of Net Investment Income Without Waivers and Assumptions of Expenses #........    4.58%        5.05%        4.83%
Portfolio Turnover Rate..............................................................     158%         158%          62%

                                                                                           Vista Short-Term Bond Fund
                                                                                       ----------------------------------
                                                                                              Institutional Class
                                                                                      -----------------------------------
                                                                                           Year Ended
                                                                                      ---------------------
                                                                                                                  7/1/92**
                                                                                                                  Through
                                                                                       10/31/94     10/31/93      10/31/92
                                                                                       --------     --------     ----------
Per Share Operating Performance
Net Asset Value, Beginning of Period.................................................  $ 10.14      $ 10.26       $  10.28
                                                                                       -------      -------        -------
 Income from Investment Operations
   Net Investment Income.............................................................    0.465        0.489          0.190
   Net Gains or (Losses) in Securities (both realized and unrealized)................   (0.230)      (0.073)        (0.010)
                                                                                       -------      -------        -------
   Total from Investment Operations..................................................    0.235        0.416          0.180
                                                                                       -------      -------        -------
 Less Distributions
   Dividends from Net Investment Income..............................................    0.465        0.536          0.200
   Distributions from Capital Gains..................................................       --           --             --
                                                                                       -------      -------        -------
   Total Distributions...............................................................    0.465        0.536          0.200
                                                                                       -------      -------        -------
Net Asset Value, End of Period.......................................................  $  9.91      $ 10.14       $  10.26
                                                                                       =======      =======        =======
Total Return (1).....................................................................    2.38%        4.73%          1.67%
Ratios/Supplemental Data
 Net Assets, End of Period (000 omitted).............................................  $35,987      $70,963       $ 81,327
 Ratio of Expenses to Average Net Assets #...........................................    0.31%         .31%          0.30%
 Ratio of Net Investment Income to Average Net Assets #..............................    4.59%        5.25%          5.66%
 Ratio of Expenses Without Waivers and Assumption of Expenses to Average Net Assets
   #.................................................................................    0.86%        0.76%          0.66%
 Ratio of Net Investment Income Without Waivers and Assumptions of Expenses #........    4.05%        4.80%          5.30%
Portfolio Turnover Rate..............................................................      44%          17%             0%

---------------

(1) Total return figures do not include the effect of any sales load.
 ** In 1992, the Fund's fiscal year-end was changed from June 30 to October 31.
  # Short periods have been annualized.
  * Commencement of offering class of shares

                       See notes to financial statements.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Trustees and Shareholders of
Mutual Fund Group

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the selected per share data and ratios for a share of beneficial interest outstanding present fairly, in all material respects, the financial position of Vista U.S. Treasury Income Fund (formerly Vista U.S. Government Income Fund), Vista U.S. Government Securities Fund, Vista Bond Fund and Vista Short-Term Bond Fund, (separate portfolios of Mutual Fund Group, hereafter referred to as the "Trust") at October 31, 1996, the results of each of their operations for the year then ended (for the period December 1, 1995 through October 31, 1996 for Vista U.S. Government Securities Fund), the changes in each of their net assets for each of the two years in the period then ended (for the period December 1, 1995 through October 31, 1996 for Vista U.S. Government Securities Fund), and the selected per share data and ratios for a share of beneficial interest outstanding for each of the periods presented (for the period December 1, 1995 through October 31, 1996 for Vista U.S. Government Securities Fund, and for each of the 4 years in the period then ended and the period July 1, 1992 through October 31, 1992 for Vista Bond Fund and Vista Short-Term Bond Fund), in conformity with generally accepted accounting principles. These financial statements and selected per share data and ratios for a share of beneficial interest outstanding (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1996 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above. The financial statements of Vista U.S. Government Securities Fund (formerly Hanover U.S. Government Securities Fund) for each of the four years in the period ended November 30, 1995 were audited by other independent accountants whose reports dated January 19, 1996 expressed an unqualified opinion on those financial statements.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
December 10, 1996

                                  (unaudited)
VISTA U.S. TREASURY INCOME FUND
VISTA U.S. GOVERNMENT SECURITIES FUND
VISTA BOND FUND
VISTA SHORT-TERM BOND FUND
--------------------------------------------------------------------------------

    Certain tax information regarding the Vista Mutual Funds is required to be provided to shareholders based upon the Funds' income and distributions for the taxable year ended October 31, 1996. The information and distributions reported in this letter may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 1996. The information necessary to complete your income tax returns for the calendar year ending December 31, 1996 will be received under separate cover.

    FOR THE FISCAL YEAR ENDED OCTOBER 31, 1996.

    The following represents the source and percentage of income earned from government obligations and the long-term capital gains distributed per share by the Funds:

                                                                     FEDERAL      STUDENT
                                                         U.S.         HOME         LOAN
                                                       TREASURY       LOAN       MARKETING
                    VISTA FUND                        OBLIGATIONS     BANK      ASSOCIATION
---------------------------------------------------   -----------    -------    -----------
U.S. Treasury Income...............................      98.60%          --           --
U.S. Government Income.............................      57.69%       1.49%           --
Bond...............................................      58.23%       0.11%           --
Short-Term Bond....................................      61.22%       1.44%        0.01%

                                                                                  LONG-TERM
                                       FEDERAL                                     CAPITAL
                                         HOME        FEDERAL         GOV'T          GAINS
                                         LOAN         NAT'L          NAT'L       DISTRIBUTION
                                       MORTGAGE     MORTGAGE       MORTGAGE          PER
             VISTA FUND                CORPORATION ASSOCIATION    ASSOCIATION       SHARE
------------------------------------   --------    -----------    -----------    ------------
U.S. Treasury Income................        --            --            --              --
U.S. Government Income..............     1.12%         5.95%            --              --
Bond................................     3.89%         4.60%         0.01%          $0.055
Short-Term Bond.....................     1.17%        11.92%            --              --

                              VISTA SERVICE CENTER
                                P.O. BOX 419392
                             KANSAS CITY, MO 64179

                       Investment Adviser, Administrator,
               Shareholder and Fund Servicing Agent and Custodian
                            The Chase Manhattan Bank

                                  Distributor
                         Vista Fund Distributors, Inc.

                                 Transfer Agent
                               DST Systems, Inc.

                                 Legal Counsel
                           Simpson Thacher & Bartlett

                            Independent Accountants
                              Price Waterhouse LLP

Vista Fund Distributors, Inc. is the funds' distributor and is unaffiliated with Chase. The Chase Manhattan Bank is the funds' adviser.

This report is submitted for the general information of the shareholders of the funds. It is not authorized for distribution to prospective investors in the funds unless preceded or accompanies by a prospectus.

To obtain a prospectus for any of the Vista funds, call 1-800-34-VISTA. The prospectus contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

                                                                     VBND-2-1296

       [VISTA LOGO]
  FAMILY OF MUTUAL FUNDS
MANAGED BY CHASE MANHATTAN


------------------------------------------------------------------

- VISTA SMALL CAP EQUITY FUND
  (Class A Shares, Class B Shares and Class I Shares)

- VISTA EQUITY INCOME FUND
  (Class A and Class B Shares)

- VISTA LARGE CAP EQUITY FUND
  (Class A Shares, Class B Shares and Class I Shares)

- VISTA AMERICAN VALUE FUND
  (Class A Shares)

- VISTA BALANCED FUND
  (Class A Shares and Class B Shares)

- VISTA GROWTH AND INCOME FUND
  (Class A Shares, Class B Shares and Class I Shares)

- VISTA CAPITAL GROWTH FUND
  (Class A Shares, Class B Shares and Class I Shares)
------------------------------------------------------------------



--------------------------------------------------------------------------------

                                                      ANNUAL REPORT
                                                         OCTOBER 31, 1996

CONTENTS

       Chairman's Letter                                                1

       Fund Commentaries                                                2

       Portfolio of Investments                                        16

       Notes to Financial Statements                                   51

       Per Share Data                                                  63

Vista is in the process of redesigning your Shareholder Reports to include even more information about your fund, its current investment strategy and how it is performing.

Watch for the completed redesign when you receive your next Semiannual Report.

                                                               December 19, 1996

Dear Shareholder:

We are pleased to present the Annual Report for the following Vista U.S. Equity Funds for the year ending October 31, 1996:

-  American Value Fund
-  Balanced Fund
-  Capital Growth Fund
-  Equity Fund
-  Equity Income Fund
-  Growth & Income Fund
-  Small Cap Equity Fund

U.S. STOCKS BENEFIT FROM POSITIVE ECONOMIC BACKDROP

Moderate but consistent economic growth, low inflation and better-than-expected corporate earnings provided a positive environment for U.S. stock investors. These factors, along with significant flows of cash into equity mutual funds, helped the unmanaged S&P 500 Index post a 24.08% gain during the reporting period.

BOND MARKETS VOLATILE FOR MOST OF 1996

Government reports of stronger-than-expected economic growth rattled U.S. bond markets in February, 1996, leading to an extended period of market volatility as investors worried about potential inflation. As the inflation threat subsided, the market rallied at the end of the year, but the unmanaged Lehman Aggregate Bond Index -- a broad measure of performance for corporate, government and mortgage-related bond issues -- ended the reporting year with a return of just 5.85%.

The U.S. equity markets have delivered historically-high returns in 1995 and 1996. While it is unreasonable to expect such strong performance to continue unabated, equity investing remains a vital component of any well-diversified portfolio. As always, a long-term perspective and the ability to persevere through down markets are necessary to reap the rewards of equity investing.

If you have any questions, please call us at 1-800-34-VISTA. We look forward to serving your investment needs for many years to come.

Sincerely,

/s/ FERGUS REID
--------------------
Fergus Reid
Chairman

INVESTMENTS IN THE FUNDS ARE NOT DEPOSITS OF, OR GUARANTEED OR ENDORSED BY, THE CHASE MANHATTAN BANK, AND THE SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. INVESTMENTS IN MUTUAL FUNDS INVOLVE RISK, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

VISTA SMALL CAP EQUITY FUND

VISTA SMALL CAP EQUITY FUND, WHICH SEEKS CAPITAL GROWTH BY INVESTING IN SMALL CAP COMMON STOCKS, TURNED IN A YEAR OF OUTSTANDING PERFORMANCE. With a total return of 29.06% (Class A Shares, without sales charge) for the year ended October 31, 1996, the Fund outpaced both the unmanaged Russell 2000 Index (16.61%) and the Lipper Small Company Growth Average of 429 funds (20.4%). The Fund's Class I Shares posted a 4.23% total return since inception on May 7, 1996, through October 31, 1996.

FUND MAINTAINS BROAD INDUSTRY DIVERSIFICATION

Unlike many small cap funds, whose investments are highly concentrated in the technology sector, the Fund maintained relative broad industry diversification throughout the reporting year. This positioning was most beneficial in late 1995 and in July, 1996, when technology stocks fell sharply. Although the Fund's technology stock selection proved to be sound during the sector's strong rally at the end of the reporting year, relative performance suffered from a lighter-than-index weighting.

In early 1996, performance was led by overweight positions in consumer cyclicals and capital goods, both of which outperformed the general market. The manager trimmed these cyclical positions somewhat in May in favor of select financial companies and other stable growth stocks. This shift helped performance as the economy appeared to cool.

INDIVIDUAL STOCK SELECTION KEY MOVING FORWARD

Throughout the reporting year, the Fund increased weightings in positions where the manager had a high degree of confidence in the company's management and business opportunities. The focus moving forward will remain on adding value through individual stock selection while maintaining relative broad industry diversification.

                          VISTA SMALL CAP EQUITY FUND
                         AVERAGE ANNUAL TOTAL RETURNS+
                                 AS OF 10/31/96

                                 WITHOUT           WITH
CLASS A SHARES                 SALES CHARGE    SALES CHARGE
                               ------------    ------------
One Year.....................     29.06%          22.93%
Since Inception (12/20/94)...     43.19%          39.37%

                                 WITHOUT          WITH
CLASS B SHARES                     CDSC           CDSC*
                               ------------    ------------
One Year.....................     28.04%          23.04%
Since Inception (3/28/95)....     39.00%          36.93%

+ Assumes dividend reinvestment and, for I Shares only, reflects waivers.
  Without such waivers, performance would have been reduced.
* Assumes a 5% CDSC for the one year period and a 4% CDSC for the period since inception.

                               GROWTH OF $10,000

                           VISTA SMALL    LIPPER SMALL
   MEASUREMENT PERIOD       CAP EQUITY     CO. FUNDS     RUSSELL 2000
 (FISCAL YEAR COVERED)         FUND         AVERAGE         INDE X
12/31/94                        9525.00       10000.00       10000.00
01/31/95                        9231.36        9881.00        9874.00
02/28/95                        9772.76       10278.22       10284.76
03/31/95                       10543.57       10558.81       10461.66
04/30/95                       10919.80       10695.02       10693.91
05/31/95                       11268.50       10858.65       10877.84
06/30/95                       12110.88       11498.23       11442.40
07/31/95                       13058.77       12351.40       12101.48
08/31/95                       13528.11       12553.96       12351.98
09/30/95                       13933.04       12856.51       12573.08
10/31/95                       13868.62       12429.67       12011.07
11/30/95                       14255.13       12908.22       12515.53
12/31/95                       14672.02       13103.13       12845.94
01/31/96                       14737.31       13021.89       12831.81
02/29/96                       15287.63       13562.30       13232.16
03/31/96                       15726.02       13924.41       13506.07
04/30/96                       17218.40       14988.24       14228.64
05/31/96                       17964.60       15643.22       14789.25
06/30/96                       17787.38       15037.83       14181.41
07/31/96                       16239.03       13744.58       12943.38
08/31/96                       17423.61       14577.50       13695.39
09/30/96                       18225.76       15318.04       14230.88
10/31/96                       17899.30       15011.68       14011.72

Past performance is not predictive of future performance. Investment return and principal value will fluctuate with market conditions. When shares are redeemed, they may be worth more or less than their original cost.

This chart illustrates comparative performance for $10,000 invested in Class A shares of the Vista Small Cap Equity Fund, The Lipper Small Company Funds Average and the Russell 2000 Index from December 31, 1994 to October 31, 1996. The Fund's performance includes a 4.75% sales charge and assumes the reinvestment of all dividends and capital gains. The Average's performance does not include a sales charge and reflects reinvestment of all dividends and capital gains on mutual funds and the benchmark.

The Lipper Small Company Funds Average represents the average performance of a universe of 429 actively managed stock mutual funds. Lipper is an independent mutual fund performance monitor whose results do not reflect a sales charge.

The Russell 2000 Index is unmanaged and tracks the shares of 2,000 small capitalization companies. Figures include the reinvestment of dividends.

Small capitalization funds typically carry more risk than stock funds investing in well-established "blue-chip" companies since smaller companies generally have a higher risk of failure. Historically, smaller companies' stock has experienced a greater degree of market volatility than the average stock.

VISTA EQUITY INCOME FUND

Vista Equity Income Fund, which seeks to provide current income plus capital growth by investing primarily in income-producing equity securities, completed a significant restructuring during the year ended October 31, 1996. THE FUND'S TOTAL RETURN FOR THE REPORTING PERIOD WAS 29.79% (CLASS A SHARES, WITHOUT SALES CHARGE), WELL AHEAD OF THE UNMANAGED S&P 500'S 24.08% GAIN AND THE 20.7% RETURN OF THE LIPPER EQUITY INCOME AVERAGE OF 181 FUNDS. CLASS B SHARES HAVE POSTED A TOTAL RETURN OF 10.43% (NOT INCLUDING THE MAXIMUM 5% CDSC) SINCE INCEPTION ON MAY 7, 1996.

FUND MANAGER INSTITUTES "BARBELL APPROACH"

While the Fund's overall investment objective and parameters have not changed, throughout the reporting year the portfolio manager implemented a barbell strategy. This strategy seeks to balance income-producing investments such as REITs (real estate investment trusts), preferred stocks, convertible bonds and other high yield securities with common stocks of companies the Vista stock management system identifies as having significant capital appreciation potential.

After utility stocks hindered performance in the first part of 1996, the manager began reducing the Fund's position in this sector and increasing REIT exposure. In addition to these securities' high current income, the Fund benefited as improving real estate fundamentals drove REIT prices higher.

MANAGER'S FORECASTS OF SLOWING ECONOMY PROVE CORRECT

For the first seven months of the reporting year, the manager overweighted cyclical stocks, which tend to do well in a fast-growing economy. However, in May, the manager reduced exposure to cyclicals based on Vista's expectation that growth would moderate. This shift proved beneficial as the economy slowed and the Fed did not raise interest rates. The Fund also participated in the strong rally in the energy sector in 1996, although the manager trimmed these positions in the third quarter.

Having fully installed the barbell strategy, the Fund's manager will seek to maintain the Fund's emphasis on current income while looking for value-oriented capital appreciation opportunities.

                            VISTA EQUITY INCOME FUND
                         AVERAGE ANNUAL TOTAL RETURNS+
                                 AS OF 10/31/96

                                 WITHOUT           WITH
       CLASS A SHARES          SALES CHARGE    SALES CHARGE
                               ------------    ------------
One Year....................      29.79%          23.95%
Since Inception (7/15/93)...      15.35%          13.75%

+ Assumes dividend reinvestment and reflects fee waivers. Without such waivers, performance would have been reduced.

                               GROWTH OF $10,000

                                                  LIPPER EQ-
                                                  UITY INCOME
      MEASUREMENT PERIOD         VISTA EQUITY     FUNDS AVER-
    (FISCAL YEAR COVERED)         INCOME FUND         AGE           S&P 500
07/31/93                               9550.00        10000.00        10000.00
07/31/93                               9600.88        10071.00         9960.00
08/31/93                              10095.09        10435.57        10337.48
09/30/93                              10239.00        10454.35        10257.89
10/31/93                              10114.75        10587.12        10470.22
11/30/93                               9880.89        10415.61        10370.76
12/31/93                              10012.44        10591.64        10496.24
01/31/94                              10295.50        10901.97        10853.11
02/28/94                              10004.35        10633.78        10559.00
03/31/94                               9669.52        10198.86        10099.68
04/30/94                               9742.65        10309.01        10228.96
05/31/94                               9791.41        10410.04        10395.69
06/30/94                               9651.65        10239.31        10140.99
07/31/94                               9913.39        10511.68        10473.62
08/31/94                              10183.30        10850.15        10901.99
09/30/94                               9969.82        10657.02        10635.98
10/31/94                               9978.06        10719.90        10874.23
11/30/94                               9599.35        10311.47        10478.40
12/31/94                               9629.81        10388.81        10633.48
01/31/95                               9707.33        10583.08        10908.89
02/28/95                              10086.32        10921.74        11333.25
03/31/95                              10313.72        11175.12        11667.58
04/30/95                              10452.62        11420.97        12010.60
05/31/95                              10825.93        11767.03        12489.83
06/30/95                              11082.04        11918.82        12779.59
07/31/95                              11580.21        12244.21        13202.60
08/31/95                              11650.12        12365.42        13235.60
09/30/95                              11982.24        12780.90        13794.15
10/31/95                              11771.25        12641.59        13744.49
11/30/95                              12527.28        13181.39        14346.50
12/31/95                              12743.54        13510.92        14623.38
01/31/96                              13355.31        13827.08        15120.58
02/29/96                              13411.78        13940.46        15261.20
03/31/96                              13841.90        14118.90        15407.71
04/30/96                              14031.12        14279.85        16232.02
05/31/96                              14144.66        14502.62        16649.18
06/30/96                              14277.12        14512.77        16712.45
07/31/96                              13858.60        13996.11        15973.76
08/31/96                              14239.07        14350.22        16310.80
09/30/96                              14742.24        14894.09        17227.47
10/31/96                              15277.63        15227.72        17702.95

Past performance is not predictive of future performance. Investment return and principal value will fluctuate with market conditions. When shares are redeemed, they may be worth more or less than their original cost.

This chart illustrates comparative performance for $10,000 invested in Class A shares of the Vista Equity Income Fund, the Lipper Equity Income Funds Average and the Standard & Poor's 500 Stock Index from July 31, 1993 through October 31, 1996. The Fund's performance includes a 4.50% sales charge and assumes the reinvestment of all dividends and capital gains and reflects waivers without which performance would have been reduced. The Average's performance does not include a sales charge and reflects reinvestment of all dividends and capital gains on mutual funds and the benchmark.

The Lipper Equity Income Funds Average represents the average performance of a universe of 181 actively managed mutual funds that invest in income-producing equity securities. Lipper is an independent mutual fund performance monitor whose results do not reflect a sales charge.

The Standard & Poor's 500 Stock Index is an unmanaged broad-based index that replicates the U.S. stock market. It includes 500 widely held common stocks. Total return figures include the reinvestment of dividends.

VISTA LARGE CAP EQUITY FUND

VISTA LARGE CAP EQUITY FUND, WHICH SEEKS TO PROVIDE CAPITAL GROWTH THROUGH A PORTFOLIO OF LARGE CAP COMMON STOCKS, PROVIDED SHAREHOLDERS WITH A TOTAL RETURN OF 25.65% (CLASS I SHARES) FOR THE YEAR ENDED OCTOBER 31, 1996. THE FUND'S CLASS A AND B SHARES HAD POSTED LIFE OF FUND RETURNS OF 5.57% AND 3.66%, INCLUDING THE MAXIMUM 4.75% SALES CHARGE AND MAXIMUM 5% CDSC AND SINCE INCEPTION MAY 8, 1996 AND MAY 7, 1996 RESPECTIVELY.

Formerly the Vista Equity Fund, the Fund changed its name to the Vista Large Cap Equity Fund on May 6, 1996. This name change in no way affected the Fund's objective or investment parameters.

MANAGER'S VIEW OF ECONOMY BENEFITS FUND IN EARLY 1996

In the first four months of 1996, the Fund benefited strongly from the manager's view that economic growth would be stronger. Overweight positions in basic industries, capital goods and consumer cyclicals all added to performance, as did underweight positions in consumer staples and health care, which tend to outperform during slower economic growth. An above-index weighting in utilities, however, hindered overall performance as the sector lagged.

By June, 1996, based on the management team's expectation that the economy would slow in the second half of 1996, the Fund's manager took a more conservative approach by cutting cyclical stocks, a move which proved highly-beneficial during the brief mid-summer market correction. The Fund took advantage of July's steep decline in technology stock prices to buy companies the manager believed offered visible earnings growth at attractive prices.

Throughout the reporting year, the Fund's performance was supported by a general market trend in favor of larger companies during a period of moderating economic growth. While we believe the market will eventually shift its focus away from large cap companies, we believe that Vista's five-step stock management system provides a solid foundation for the selection of quality, value-oriented companies that the Fund favors.

                          VISTA LARGE CAP EQUITY FUND
                         AVERAGE ANNUAL TOTAL RETURNS+
                                 AS OF 10/31/96

             CLASS I SHARES
One Year.................................      25.65%
Five Years...............................      14.03%
Since Inception (11/30/93)...............      16.03%

+ Assumes dividend reinvestment and reflects fee waivers. Without such waivers, performance would have been reduced.

                               GROWTH OF $10,000

                           VISTA LARGE       LIPPER
   MEASUREMENT PERIOD       CAP EQUITY    GROWTH FUNDS   S&P 500 IN-
 (FISCAL YEAR COVERED)         FUND         AVERAGE          DEX
11/30/90                       10000.00       10000.00       10000.00
12/31/90                       10000.00       10338.00       10278.00
01/31/91                       10703.60       10991.36       10724.07
02/28/91                       11405.15       11790.43       11489.76
03/31/91                       11675.75       12173.62       11767.82
04/30/91                       11656.10       12172.41       11796.06
05/31/91                       12140.09       12700.69       12303.29
06/30/91                       11525.02       12060.57       11739.80
07/31/91                       12108.84       12693.75       12286.87
08/31/91                       12498.12       13093.61       12576.84
09/30/91                       12313.73       12966.60       12366.81
10/31/91                       12497.87       13237.60       12532.53
11/30/91                       12023.91       12725.31       12028.72
12/31/91                       13517.89       14168.35       13402.40
01/31/92                       13221.51       14225.03       13153.11
02/29/92                       13283.68       14439.83       13322.79
03/31/92                       12972.83       14012.41       13064.33
04/30/92                       13177.92       13950.75       13447.11
05/31/92                       13292.51       14048.41       13513.00
06/30/92                       13021.66       13639.60       13311.66
07/31/92                       13599.64       14129.26       13854.77
08/31/92                       13351.20       13824.07       13572.14
09/30/92                       13534.83       14050.78       13732.29
10/31/92                       13643.89       14347.26       13778.98
11/30/92                       14089.27       15071.79       14247.46
12/31/92                       14221.30       15337.06       14422.71
01/31/93                       14221.30       15527.23       14543.86
02/28/93                       14265.20       15291.22       14741.65
03/31/93                       14585.62       15722.43       15052.70
04/30/93                       14210.49       15230.32       14688.43
05/31/93                       14530.45       15801.46       15080.61
06/30/93                       14587.82       15837.80       15124.34
07/31/93                       14510.11       15779.20       15063.84
08/31/93                       15020.79       16452.97       15634.76
09/30/93                       14931.98       16610.92       15514.38
10/31/93                       15244.69       16838.49       15835.52
11/30/93                       15155.34       16528.66       15685.09
12/31/93                       15447.95       16994.77       15874.88
01/31/94                       16053.99       17516.51       16414.62
02/28/94                       15614.32       17238.00       15969.78
03/31/94                       14971.44       16431.26       15275.10
04/30/94                       15114.83       16488.77       15470.62
05/31/94                       15329.90       16556.37       15722.79
06/30/94                       15034.77       15993.46       15337.58
07/31/94                       15419.35       16404.49       15840.66
08/31/94                       16056.32       17177.14       16488.54
09/30/94                       15608.04       16867.95       16086.22
10/31/94                       15910.29       17137.84       16446.55
11/30/94                       15378.33       16502.02       15847.90
12/31/94                       15482.30       16652.19       16082.44
01/31/95                       15651.59       16758.77       16498.98
02/28/95                       16359.53       17382.19       17140.79
03/31/95                       16770.44       17863.68       17646.44
04/30/95                       17080.15       18228.10       18165.25
05/31/95                       17699.55       18762.18       18890.04
06/30/95                       18120.75       19574.59       19328.29
07/31/95                       18915.38       20520.04       19968.06
08/31/95                       19055.61       20678.04       20017.98
09/30/95                       19485.65       21267.37       20862.74
10/31/95                       19156.98       20954.74       20787.63
11/30/95                       20049.09       21698.63       21698.13
12/31/95                       20286.99       21770.23       22116.90
01/31/96                       20985.30       22238.29       22868.88
02/29/96                       21343.42       22740.88       23081.56
03/31/96                       21819.70       22943.27       23303.14
04/30/96                       22089.53       23698.11       23645.70
05/31/96                       22449.29       24326.11       24253.39
06/30/96                       22398.92       23975.81       24345.55
07/31/96                       21730.57       22551.65       23269.48
08/31/96                       22435.05       23347.72       23760.47
09/30/96                       23616.41       24671.54       25095.80
10/31/96                       24069.88       24839.30       25788.45

Past performance is not predictive of future performance. Investment return and principal value will fluctuate with market conditions. When shares are redeemed, they may be worth more or less than their original cost.

This chart illustrates comparative performance for $10,000 invested in Class I shares of the Vista Large Cap Equity Fund, the Lipper Growth Funds Average and the Standard & Poor's 500 Index from November 30, 1990 to October 31, 1996. The Fund's performance assumes the reinvestment of all dividends and capital gains and reflects waivers without which performance would have been reduced. The Average's performance does not include a sales charge and reflects reinvestment of all dividends and capital gains on mutual funds and the benchmark. Class I Shares have a $1,000,000 minimum initial deposit and carry no sales charge. A Shares (maximum 4.75% front-end sales charge) and B Shares (maximum 5% CDSC), which have different expense ratios, became available on 5/6/96 at a minimum initial investment of $2,500.

The Lipper Growth Funds Average represents the average performance of a universe of 729 actively managed growth mutual funds. Lipper is an independent mutual fund performance monitor whose results do not reflect a sales charge.

The Standard & Poor's 500 Index is an unmanaged broad-based index that replicates the U.S. stock market. It includes 500 widely held common stocks. Total return figures for the Index include the reinvestment of dividends.

VISTA AMERICAN VALUE FUND

Vista American Value Fund, which seeks to maximize total return by investing in a portfolio of well-established U.S. company equity securities, provided shareholders of Class A Shares with a total return of 21.70% for the year ended October 31, 1996.

While this was a rewarding period for shareholders, the Fund's return lagged broad market indices. The S&P 500 Index, for instance, rose 24%, including income, through the comparable period. The Fund's short term reserve position, which ranged up to 22% of the portfolio, contributed most to this variance in returns.

The Fund's short-term investments include U.S. Treasury Bills and high grade commercial paper, and provide liquidity for the Fund to make additional investments in stocks which the Advisor believes are attractively priced. In view of the generally high level of the stock market, some sectors of the market which would naturally fit the Fund's objectives do not appear sufficiently undervalued to currently warrant investment. Unfortunately, this liquidity only provides money market returns and this conservative strategy slows the portfolio's progress during periods of rapidly rising stock prices.

At October 31, 1996, common stocks represented 92.8% of the portfolio and the Fund held 47 issues which were diversified among nine broad economic sectors. The portfolio was overweighted in areas which the Advisor believed contained the best values, such as financial services, consumer cyclicals, and basic materials. It was significantly underweighted other areas such as consumer non-durables and utilities. The top five stock holdings included Allstate Corp., Banc One, Louisiana Pacific, Burlington Resources and Federal National Mortgage Association.

The Fund is comprised of issues that are selected for their long-term potential. The Fund's Advisor searches for stocks that are selling for prices that are considered attractive in relation to their long-term earning capability or to the true value of their assets.

Issues selected for the portfolio are often unpopular with other investors. In some cases considerable time may elapse before their values are recognized by other investors, which can lead these issues to become market leaders. The Fund's Advisor continues to find attractive issues in the banking, consumer products, capital goods and technology areas and among selected issues rich in natural resources.

                           VISTA AMERICAN VALUE FUND
                                  TOTAL RETURN
                                AS OF 10/31/96*

12/1/95 through 10/31/96.................      15.76%


                         AVERAGE ANNUAL TOTAL RETURN
                               AS OF 10/31/96*

One Year.................................      21.70%
Since Inception (2/3/95).................      21.86%

* Assumes dividend reinvestment and reflects fee waivers. Without such waivers, performance would have been reduced.

                               GROWTH OF $10,000

                           VISTA AMERI-
   MEASUREMENT PERIOD       CAN VALUE        LIPPER      S&P 500 IN-
 (FISCAL YEAR COVERED)         FUND       GROWTH AVG.        DEX
2/28/95                        10000.00       10000.00       10000.00
3/31/95                        10258.19       10277.00       10295.00
4/30/95                        10436.94       10486.65       10597.67
5/31/95                        10645.48       10793.91       11020.52
6/30/95                        10825.41       11261.29       11276.20
7/31/95                        11195.25       11805.21       11649.44
8/31/95                        11295.21       11896.11       11678.56
9/30/95                        11555.10       12235.15       12171.40
10/31/95                       11505.12       12055.29       12127.58
11/30/95                       12094.87       12483.25       12658.77
12/31/95                       12376.46       12524.45       12903.08
1/31/95                        12467.99       12793.72       13341.79
2/29/96                        12508.67       13082.86       13465.87
3/31/96                        12762.91       13199.30       13595.14
4/30/96                        13068.00       13633.55       13794.99
5/31/96                        13451.39       13994.84       14149.52
6/30/96                        13461.76       13793.32       14203.29
7/31/96                        12849.87       12973.99       13575.50
8/31/96                        13129.89       13431.98       13861.94
9/30/96                        13575.85       14193.57       14640.99
10/31/96                       13990.69       14290.09       15045.08

Past performance is not predictive of future performance. Investment return and principal value will fluctuate with market conditions. When shares are redeemed, they may be worth more or less than their original cost.

This chart illustrates comparative performance for $10,000 invested in shares of the Vista American Value Fund, the Lipper Growth Funds Average and the Standard & Poor's 500 Index from February 28, 1995 to October 31, 1996. The Fund's performance assumes the reinvestment of all dividends and capital gains and reflects waivers without which performance would have been reduced. The Fund does not impose a sales charge on purchases; therefore, performance is based on the net asset value. The Average's performance reflects reinvestment of all dividends and capital gains on mutual funds and the benchmark.

The Lipper Growth Funds Average represents the average performance of a universe of 729 actively managed growth mutual funds. Lipper is an independent mutual fund performance monitor whose results do not reflect a sales charge.

The Standard & Poor's 500 Index is an unmanaged broad-based index that replicates the U.S. stock market. It includes 500 widely held common stocks. Total return figures for the Index include the reinvestment of dividends.

VISTA BALANCED FUND

Vista Balanced Fund seeks to provide capital growth plus current income by investing in a portfolio of high-quality stocks, bonds and convertible securities. BUOYED BY STRONG RETURNS FROM ITS ALLOCATION TO THE U.S. STOCK MARKET, THE FUND POSTED A TOTAL RETURN OF 16.89% (CLASS A SHARES, WITHOUT SALES CHARGE) FOR THE YEAR ENDED OCTOBER 31, 1996. By providing shareholders with a significant gain despite a volatile year in the bond markets, the Fund provided steady returns through diversification.

SLIGHT ALLOCATION SHIFTS SEEK TO MAXIMIZE RETURNS

The Fund's management team made tactical shifts throughout the reporting year to capitalize on changing relative values of stocks, bonds and cash.

On the equity side, the Fund benefited early in the reporting year from the manager's optimistic view of the U.S. economy. Overweight positions in basic industries, capital goods and consumer cyclicals all added to performance, as did underweight positions in consumer staples and health care. An above-index (S&P 500) weighting in utilities, however, hindered overall performance as the sector lagged.

By June, 1996, the management team believed that economic growth would slow in the second half of 1996. As a result, the manager began to emphasize the more conservative health care and consumer staples sectors while trimming cyclical exposure, a decision which proved highly-beneficial during the brief mid-summer market correction. The manager took advantage of July's steep decline in prices to increase the Fund's allocation to equities, buying companies that appeared to offer visible earnings growth at attractive prices. Once again, the manager's view of the economy's strength proved correct, which helped performance.

The fixed income portion of the Fund suffered along with the rest of the U.S. bond market as yields on the 30-year treasury bond increased over the reporting year and prices fell. A focus on value and interest payments from its bonds, however, supported the Fund's relative performance.

VALUE AND DIVERSIFICATION

As the reporting year ended, bond prices rallied and drove interest rates down sharply. It appears that stock-picking will be the key going forward for equities, and in this the manager is supported by a disciplined stock management system that focuses on value and growth characteristics. Value will also be crucial in bond selections as the manager seeks to find the most attractive sectors and points on the yield curve.

                              VISTA BALANCED FUND
                         AVERAGE ANNUAL TOTAL RETURNS+
                                 AS OF 10/31/96

                                 WITHOUT           WITH
       CLASS A SHARES          SALES CHARGE    SALES CHARGE
                               ------------    ------------
One Year....................      16.89%          11.63%
Since Inception (11/4/92)...      13.30%          12.00%

                                 WITHOUT           WITH
       CLASS B SHARES              CDSC           CDSC*
                               ------------    ------------
One Year....................      16.10%          11.10%
Since Inception (11/4/93)...      11.59%          10.78%

+ Assumes dividend reinvestment and reflects fee waivers. Without such waivers, performance would have been reduced.
* Assumes a 5% CDSC for the one year period and a 3% CDSC for the period since inception.

                               GROWTH OF $10,000

                                                                   LEHMAN
 MEASUREMENT PERIOD                                               AGGREGATE
 (FISCAL YEAR COV-          VISTA BAL-       LIPPER                BOND IN-
       ERED)                  ANCED          BALANCED   S&P 500      DEX
10/31/92                           9550.00   10000.00   10000.00   10000.00
11/30/92                           9826.95   10235.00   10765.00   10004.00
12/31/92                         10013.175   10389.55   11139.62   10161.06
1/31/93                10186.1473128598848   10526.69   11516.14   10356.16
2/28/93                10311.0717610364683   10605.64   11250.12   10537.39
3/31/93                10481.1612020153551   10803.97   11614.62   10581.64
4/30/93                10481.1612020153551   10678.64   11296.38   10655.72
5/31/93                10733.2520357363535   10847.36   11795.68   10669.57
6/30/93                10887.4152763580409   10971.02   11868.81   10862.69
7/31/93                10858.0691435376688   10989.67   12032.60   10924.61
8/31/93                11131.9663831944749   11314.97   12552.41   11115.79
9/30/93                11155.4432894507726   11347.78   12906.39   11145.80
10/31/93                 11244.37064959697   11461.26   13238.09   11187.04
11/30/93               11125.8008360687067   11303.09   12802.55   11091.95
12/31/93               11282.9058389936556   11498.64   13240.40   11151.84
1/31/94                11584.8569319194448   11784.95   13656.15   11302.39
2/28/94                11393.6212397331116   11557.50   13606.99   11105.73
3/31/94                11045.3709792253681   11132.19   12888.54   10831.42
4/30/94                11014.9708756128212   11151.11   12964.58   10744.77
5/31/94                11126.4379221921598   11202.41   12819.38   10743.70
6/30/94                11042.3309688641134   10998.52   12383.52   10720.06
7/31/94                11266.8515615766925   11242.69   12586.61   10933.39
8/31/94                11511.7831172631423   11526.01   13287.68   10946.51
9/30/94                 11316.858420862676   11317.39   13243.83   10785.60
10/31/94               11419.8325648195702   11373.97   13192.18   10775.89
11/30/94               11224.1816913014711   11097.59   12659.22   10752.18
12/31/94               11306.5610064669865   11199.68   12999.75   10826.37
1/31/95                11411.8362486128616   11346.40   12835.95   11040.73
2/28/95                11738.1894992650745   11689.06   13369.93   11303.50
3/31/95                11946.6344787139072   11895.96   13599.89   11372.45
4/30/95                12095.4359757797388   12112.46   13901.81   11531.67
5/31/95                 12488.697075168008   12513.39   14140.92   11977.94
6/30/95                12712.9621886029398   12758.65   14874.83   12065.38
7/31/95                13055.9763454623784   13055.92   15731.62   12038.84
8/31/95                13302.5177707050998   13169.51   16057.27   12184.51
9/30/95                13538.3400035459638   13459.24   16344.69   12302.70
10/31/95               13441.1748839032894   13432.32   15614.09   12462.63
11/30/95               13916.2043577119197   13844.69   16269.88   12649.57
12/31/95               14131.0472333662775   14035.75   16699.40   12826.67
1/31/96                14409.6562087875369   14289.80   16681.03   12911.32
2/29/96                14420.8005678043873   14339.81   17201.48   12686.67
3/31/96                14569.0205427284973   14395.74   17557.55   12597.86
4/30/96                14703.6073375804926   14545.45   18496.88   12527.31
5/31/96                14871.8408311454868   14724.36   19225.66   12502.26
6/30/96                14946.9851249378509   14739.09   18435.48   12669.79
7/31/96                14619.8435637127961   14336.71   16826.07   12704.00
8/31/96                14935.7043814473318   14597.64   17803.66   12682.40
9/30/96                 15427.544797633966   15137.75   18499.78   12903.07
10/31/96               15711.5570361765648   15419.31   18214.89   13189.52

Past performance is not predictive of future performance. Investment return and principal value will fluctuate with market conditions. When shares are redeemed, they may be worth more or less than their original cost.

This chart illustrates comparative performance for $10,000 invested in Class A shares of the Vista Balanced Fund and the Lipper Balanced Fund Average from November 4, 1992 through October 31, 1996. The Fund's performance includes a 4.50% sales charge and assumes the reinvestment of all dividends and capital gains and reflects waivers without which performance would have been reduced. The Average's performance does not include a sales charge and reflects reinvestment of all dividends and capital gains on mutual funds and the benchmark.

The Lipper Balanced Funds Average represents the average performance of a universe of 296 actively managed balanced mutual funds. Lipper is an independent mutual fund performance monitor whose results do not reflect a sales charge.

VISTA GROWTH AND INCOME FUND

Vista Growth and Income Fund, which seeks capital growth and current income by investing primarily in common stocks, had a total return of 19.6% (Class A shares, without sales charge) for the year ended October 31, 1996. This performance lagged the unmanaged S&P 500's 24.08% gain and was slightly under the Lipper Growth & Income Average return of 21.2% for 576 funds. The Fund's Class I Shares posted a 13.39% total return since inception on January 24, 1996 through October 31, 1996.

Like all Vista equity portfolios, this Fund has a strong value orientation, an investing style which has been generally out-of-favor for much of the past two years, particularly among large cap stocks.

Despite two distinct market selloffs during the reporting year, the Fund benefited from the management team's disciplined, value-oriented approach to sector allocation and individual stock selection.

FUND WELL-POSITIONED THROUGHOUT YEAR

1996 began with many investors expecting that slower economic growth would lead the Federal Reserve Board to cut short-term interest rates. Taking a contrary position, the Fund's manager maintained an overweight position in cyclical stocks such as those in the retail sector that tend to do well in a strong economy. As a result, the Fund benefited when economic growth proved to be stronger than others expected.

By June, the management team believed that economic growth would slow in the second half of the year. As a result, the Fund's manager cut exposure to cyclical stocks in favor of sectors that tend to outperform during periods of slow growth, including health care and financials. This positioning proved highly-beneficial during the brief mid-summer market correction. The Fund took advantage of July's steep decline in technology stock prices to buy companies the manager believed offered visible earnings growth at attractive prices. This strategy helped the Fund end the reporting year on a very positive note as the technology sector again assumed a market leadership role.

A FOCUS ON QUALITY COMPANIES & REASONABLE VALUATIONS

As the reporting year ended, the Fund had an overweight position in technology and financial stocks and a market weighting in cyclical stocks. In this environment, the Fund's manager has adhered closely to Vista's stock management system, confident that the market will reward quality companies trading at reasonable valuations.

                          VISTA GROWTH AND INCOME FUND
                         AVERAGE ANNUAL TOTAL RETURNS+
                                 AS OF 10/31/96

                                 WITHOUT           WITH
       CLASS A SHARES          SALES CHARGE    SALES CHARGE
                               ------------    ------------
One Year....................      19.60%          13.92%
Five Years..................      13.83%          12.73%
Since Inception (9/23/87)...      22.67%          22.02%

                                 WITHOUT           WITH
       CLASS B SHARES              CDSC           CDSC*
                               ------------    ------------
One Year....................      19.02%          14.02%
Since Inception (11/5/93)...      12.38%          11.58%

+ Assumes dividend reinvestment.
* Assumes a 5% CDSC for the one year period and a 3% CDSC for the period since inception.

                               GROWTH OF $10,000

                                             LIPPER
                           VISTA GROWTH    GROWTH AND
   MEASUREMENT PERIOD       AND INCOME    INCOME FUNDS   S&P 500 IN-
 (FISCAL YEAR COVERED)         FUND         AVERAGE          DEX
09/30/87                        9525.00       10000.00       10000.00
10/31/87                        9525.00        8071.00        7847.00
11/30/87                        9525.00        7613.37        7200.41
12/31/87                        9525.00        8105.96        7748.36
01/31/88                        9525.00        8427.77        8073.79
02/29/88                        9525.00        8816.29        8448.41
03/31/88                       10212.71        8678.75        8188.20
04/30/88                       10785.38        8750.79        8279.09
05/31/88                       11300.79        8759.54        8349.46
06/30/88                       12757.29        9165.10        8732.70
07/31/88                       13572.61        9103.70        8699.52
08/31/88                       13428.73        8882.48        8404.61
09/30/88                       13598.50        9192.48        8762.64
10/31/88                       13608.17        9352.42        9006.24
11/30/88                       12854.31        9219.62        8877.45
12/31/88                       13342.39        9377.28        9031.92
01/31/89                       14153.25        9919.28        9693.06
02/28/89                       13953.17        9778.43        9451.70
03/31/89                       14549.20        9979.86        9671.93
04/30/89                       15810.20       10391.03       10173.90
05/31/89                       17071.21       10743.29       10583.91
06/30/89                       17131.61       10688.50       10524.64
07/31/89                       18070.91       11418.52       11473.96
08/31/89                       19159.65       11657.17       11697.70
09/30/89                       19573.79       11607.05       11649.74
10/31/89                       19649.70       11276.24       11379.47
11/30/89                       20322.04       11448.77       11610.47
12/31/89                       20927.15       11603.33       11889.12
01/31/90                       20729.73       10940.78       11091.36
02/28/90                       20961.99       11083.01       11234.44
03/31/90                       21634.40       11319.08       11532.15
04/30/90                       21470.42       11048.55       11245.00
05/31/90                       23438.24       11908.13       12339.14
06/30/90                       23567.09       11896.22       12256.47
07/31/90                       22811.81       11805.81       12217.25
08/31/90                       21254.05       10874.33       11114.03
09/30/90                       20350.07       10345.84       10573.89
10/31/90                       19658.62       10187.55       10529.48
11/30/90                       20314.31       10784.54       11208.63
12/31/90                       20961.64       11098.37       11520.23
01/31/91                       23440.18       11636.64       12020.21
02/28/91                       25931.16       12395.35       12878.45
03/31/91                       28084.62       12682.92       13190.11
04/30/91                       27922.21       12689.26       13221.76
05/31/91                       30345.88       13196.83       13790.30
06/30/91                       28596.84       12635.97       13158.70
07/31/91                       30398.21       13161.62       13771.90
08/31/91                       31624.15       13461.71       14096.92
09/30/91                       31012.43       13336.51       13861.50
10/31/91                       31965.50       13543.23       14047.24
11/30/91                       30247.47       13005.56       13482.54
12/31/91                       33343.69       14291.81       15022.25
01/31/92                       34908.56       14290.38       14742.84
02/29/92                       36379.80       14534.75       14933.02
03/31/92                       35327.20       14284.75       14643.32
04/30/92                       35246.76       14514.74       15072.37
05/31/92                       35273.57       14604.73       15146.22
06/30/92                       34222.47       14314.09       14920.54
07/31/92                       35541.30       14792.18       15529.30
08/31/92                       34720.40       14508.17       15212.50
09/30/92                       35019.15       14685.17       15392.01
10/31/92                       35910.16       14773.29       15444.34
11/30/92                       37584.16       15316.94       15969.45
12/31/92                       38380.67       15551.29       16165.88
01/31/93                       39017.35       15730.13       16301.67
02/28/93                       39529.46       15857.55       16523.37
03/31/93                       40570.29       16268.26       16872.02
04/30/93                       40375.97       15978.68       16463.71
05/31/93                       41694.54       16355.78       16903.29
06/30/93                       41911.07       16413.02       16952.31
07/31/93                       41604.84       16401.53       16884.50
08/31/93                       42857.58       17006.75       17524.43
09/30/93                       42996.77       16994.85       17389.49
10/31/93                       43262.01       17234.47       17749.45
11/30/93                       42619.85       17005.25       17580.83
12/31/93                       43368.11       17377.67       17793.56
01/31/94                       44698.16       17921.59       18398.54
02/28/94                       43891.64       17572.12       17899.94
03/31/94                       42205.02       16842.88       17121.29
04/30/94                       42119.87       17011.31       17340.45
05/31/94                       42432.08       17179.72       17623.09
06/30/94                       41620.34       16791.46       17191.33
07/31/94                       42404.02       17258.26       17755.20
08/31/94                       43800.38       17912.35       18481.39
09/30/94                       42895.59       17514.69       18030.45
10/31/94                       43325.12       17709.11       18434.33
11/30/94                       41778.82       17057.41       17763.32
12/31/94                       41887.63       17238.22       18026.22
01/31/95                       42262.02       17493.34       18493.09
02/28/95                       43946.74       18154.59       19212.48
03/31/95                       45173.56       18626.61       19779.24
04/30/95                       45882.79       19068.06       20360.75
05/31/95                       47431.51       19691.59       21173.15
06/30/95                       48640.10       20128.74       21664.37
07/31/95                       50806.73       20815.13       22381.46
08/31/95                       51112.09       20958.76       22437.41
09/30/95                       52025.27       21572.85       23384.27
10/31/95                       51032.65       21290.24       23300.08
11/30/95                       53017.90       22209.98       24320.63
12/31/95                       53429.55       22565.34       24790.02
01/31/96                       55324.54       23165.58       25632.88
02/29/96                       55832.95       23480.63       25871.26
03/31/96                       56877.51       23807.01       26119.63
04/30/96                       57681.43       24228.40       26503.59
05/31/96                       58438.98       24686.31       27184.73
06/30/96                       58242.63       24609.79       27288.03
07/31/96                       55605.11       23551.57       26081.90
08/31/96                       57544.47       24220.43       26632.23
09/30/96                       60163.37       25332.15       28128.96
10/31/96                       61035.07       25818.52       28905.32

Past performance is not predictive of future performance. Investment return and principal value will fluctuate with market conditions. When shares are redeemed, they may be worth more or less than their original cost.

This chart illustrates comparative performance for $10,000 invested in Class A shares of the Vista Growth and Income Fund, the Lipper Growth and Income Funds Average and the Standard & Poor's 500 Index from September 30, 1987 to October 31, 1996. The Fund's performance includes a 4.75% sales charge and assumes the reinvestment of all dividends and capital gains. The Average's performance does not include a sales charge and reflects reinvestment of all dividends and capital gains on mutual funds and the benchmark.

The Lipper Growth and Income Funds Average represents the average performance of a universe of 576 actively managed growth and income mutual funds. Lipper is an independent mutual fund performance monitor whose results do not reflect a sales charge.

The Standard & Poor's 500 Index is an unmanaged broad-based index of 500 common stocks that replicates the U.S. stock market. It includes 500 widely held common stocks. Figures include the reinvestment of dividends.

VISTA CAPITAL GROWTH FUND

An opportunistic approach backed up by disciplined stock selection was a key factor in the performance of Vista Capital Growth Fund for the year ended October 31, 1996. THE FUND, WHICH SEEKS TO PROVIDE CAPITAL GROWTH THROUGH A PORTFOLIO OF PRIMARILY MID-SIZE COMMON STOCKS, PROVIDED SHAREHOLDERS WITH A TOTAL RETURN OF 21.48% (CLASS A SHARES, WITHOUT SALES CHARGE), OUTPACING BOTH THE UNMANAGED RUSSELL 2000 INDEX (16.61%) AND THE LIPPER MID-CAP FUNDS AVERAGE OF 172 FUNDS (18.47%). THE FUND'S CLASS I SHARES POSTED A 18.13% TOTAL RETURN SINCE INCEPTION ON JANUARY 24, 1996 THROUGH OCTOBER 31, 1996.

The strong performance of the broad indexes masked a fair degree of volatility and sector rotation throughout the reporting year. The Fund's ability to achieve strong performance, while maintaining relative broad diversification, was largely due to the manager's stock selection and sector allocation adjustments.

MARKET DIPS PROVIDE BUYING OPPORTUNITY

The manager was able to post strong performance by taking advantage of periodic market drops. Since such declines tend to be indiscriminate in cutting the prices of all stocks within a given sector, they can present excellent opportunities to purchase what the manager believes to be high-quality stocks at relatively-low prices. The Fund's manager attempted to find such values following the major decline in technology stocks in November, 1995.

In early 1996, in line with Vista's view that the economy was stronger than many market participants believed, the Fund began favoring cyclical companies that benefit in a growing economy. This positioning proved beneficial for shareholders as economic growth did indeed pick up. In May, forecasting more moderate economic growth, the manager shifted assets to less-aggressive sectors, including consumer staples, health care and financials. This shift proved beneficial during July's sharp downturn, as did the Fund's relatively-high cash position. Once again, the manager was able to go bargain-hunting, seeking high-quality technology stocks at very attractive valuations.

A FOCUS ON VISIBLE EARNINGS GROWTH

Given the manager's view that the economy will slow during the remainder of 1996 and related concerns about corporate earnings, the Fund remained focused on buying the stocks of companies that the manager believes can exhibit visible earnings growth. Individual stock selection, not sector weightings, continued to drive decisions throughout the remainder of the reporting year. Despite the fact that stock market indexes are currently at all-time highs, Vista's stock management system continues to identify small- and mid-cap issues which we believe have excellent value characteristics.

                         AVERAGE ANNUAL TOTAL RETURNS+
                                 AS OF 10/31/96

                                 WITHOUT           WITH
       CLASS A SHARES          SALES CHARGE    SALES CHARGE
                               ------------    ------------
One Year....................      21.48%          15.71%
Five Years..................      15.93%          14.81%
Since Inception (9/23/87)...      20.50%          19.86%

                                 WITHOUT           WITH
       CLASS B SHARES              CDSC           CDSC*
                               ------------    ------------
One Year....................      20.88%          15.88%
Since Inception (11/5/93)...      12.63%          11.87%

+ Assumes dividend reinvestment.
* Assumes a 5% CDSC for the one year period and a 3% CDSC for the period since inception.

                               GROWTH OF $10,000

                              VISTA       LIPPER MID-
   MEASUREMENT PERIOD        CAPITAL       CAP FUNDS     RUSSELL 2000
 (FISCAL YEAR COVERED)     GROWTH FUND      AVERAGE         INDEX
09/30/87                        9525.00       10000.00       10000.00
10/31/87                        9525.00        7418.00        6937.00
11/30/87                        9525.00        6942.51        6565.87
12/31/87                        9525.00        7758.94        7094.42
01/31/88                        9525.00        7843.52        7403.74
02/29/88                        9525.00        8425.51        8070.82
03/31/88                        9953.63        8589.80        8448.53
04/30/88                       10658.48        8743.56        8640.31
05/31/88                       10582.28        8588.80        8407.89
06/30/88                       11110.91        9180.57        9007.37
07/31/88                       11168.33        8963.91        8921.80
08/31/88                       10986.50        8661.82        8694.29
09/30/88                       11072.63        8932.07        8924.69
10/31/88                       11063.06        8867.76        8825.63
11/30/88                       10967.36        8630.99        8533.50
12/31/88                       11737.76        8995.22        8868.87
01/31/89                       12280.13        9507.05        9265.31
02/28/89                       12894.13        9488.98        9332.94
03/31/89                       13856.08        9742.34        9553.20
04/30/89                       14951.06       10360.98        9969.72
05/31/89                       15749.26       10908.04       10399.41
06/30/89                       15616.23       10614.61       10161.27
07/31/89                       16518.36       11276.96       10553.49
08/31/89                       16964.24       11655.87       10811.00
09/30/89                       17430.86       11749.12       10845.59
10/31/89                       16829.44       11261.53       10203.53
11/30/89                       16860.55       11400.05       10271.90
12/31/89                       16950.76       11442.23       10310.93
01/31/90                       16091.66       10627.54        9409.76
02/28/90                       16212.82       10961.24        9701.46
03/31/90                       16675.41       11388.73       10078.85
04/30/90                       16389.04       11139.32        9749.27
05/31/90                       17424.37       12213.15       10439.52
06/30/90                       17592.89       12319.40       10460.39
07/31/90                       16911.08       11970.77       10000.14
08/31/90                       15189.79       10725.81        8668.12
09/30/90                       14407.39        9979.29        7900.99
10/31/90                       13781.47        9639.00        7419.03
11/30/90                       14910.36       10546.03        7984.36
12/31/90                       15937.55       11072.27        8301.34
01/31/91                       17469.35       11984.63        9051.78
02/28/91                       18730.84       12936.21       10061.05
03/31/91                       20206.33       13633.47       10769.35
04/30/91                       19361.59       13568.03       10742.43
05/31/91                       20746.97       14247.79       11254.84
06/30/91                       19575.59       13516.87       10598.68
07/31/91                       21400.24       14330.59       10970.70
08/31/91                       22864.47       14866.55       11376.61
09/30/91                       23303.73       14830.87       11465.35
10/31/91                       24801.75       15341.06       11768.04
11/30/91                       23844.37       14796.45       11223.18
12/31/91                       27212.09       16527.63       12122.15
01/31/92                       28225.79       16977.19       13104.05
02/29/92                       29476.01       17213.17       13486.69
03/31/92                       28023.05       16514.31       13030.84
04/30/92                       27155.78       16010.63       12574.76
05/31/92                       27313.46       16105.09       12742.00
06/30/92                       26251.34       15486.65       12139.30
07/31/92                       27389.76       16132.45       12561.75
08/31/92                       26566.94       15680.74       12207.51
09/30/92                       27299.59       15983.38       12489.50
10/31/92                       28314.02       16560.38       12886.67
11/30/92                       29779.32       17610.31       13872.50
12/31/92                       30736.27       18142.14       14355.26
01/31/93                       31978.48       18446.92       14840.47
02/28/93                       31579.61       17882.45       14497.66
03/31/93                       32981.37       18472.57       14967.38
04/30/93                       32058.26       17874.06       14557.27
05/31/93                       33311.87       18817.81       15200.71
06/30/93                       33552.34       18966.47       15294.95
07/31/93                       34020.40       19029.06       15506.02
08/31/93                       35904.08       19847.31       16175.88
09/30/93                       36691.80       20341.51       16632.04
10/31/93                       36543.39       20532.72       17059.48
11/30/93                       35687.17       19974.23       16498.23
12/31/93                       36937.25       20845.10       17062.47
01/31/94                       37834.18       21399.58       17598.23
02/28/94                       37799.24       21305.42       17534.87
03/31/94                       36436.37       20225.24       16609.03
04/30/94                       36715.93       20245.46       16707.03
05/31/94                       36354.83       19994.42       16519.91
06/30/94                       35344.91       19160.65       15958.23
07/31/94                       36125.69       19610.93       16219.95
08/31/94                       37803.78       20787.58       17123.40
09/30/94                       37628.98       20702.36       17066.89
10/31/94                       37500.79       21029.45       17000.33
11/30/94                       35811.04       20192.48       16313.52
12/31/94                       36453.15       20557.96       16752.35
01/31/95                       36202.41       20496.29       16541.27
02/28/95                       37790.44       21398.13       17229.39
03/31/95                       39020.27       22057.19       17525.73
04/30/95                       39366.54       22335.11       17914.80
05/31/95                       40166.52       22714.81       18222.94
06/30/95                       41138.45       24000.46       19168.71
07/31/95                       43522.42       25606.10       20272.83
08/31/95                       43714.09       25923.61       20692.47
09/30/95                       44145.36       26597.63       21062.87
10/31/95                       42707.80       25930.02       20121.36
11/30/95                       43989.63       26876.47       20966.46
12/31/95                       44558.67       27121.05       21519.97
01/31/96                       45069.26       27289.20       21496.30
02/29/96                       46264.80       28252.51       22166.98
03/31/96                       47298.44       28741.27       22625.84
04/30/96                       48880.03       30232.95       23836.32
05/31/96                       49814.05       31082.49       24775.47
06/30/96                       48278.53       29994.60       23757.20
07/31/96                       45671.91       27616.03       21683.20
08/31/96                       48428.19       29231.57       22942.99
09/30/96                       51346.60       30982.54       23840.06
10/31/96                       51882.89       30561.18       23472.92

Past performance is not predictive of future performance. Investment return and principal value will fluctuate with market conditions. When shares are redeemed, they may be worth more or less than their original cost.

This chart illustrates comparative performance for $10,000 invested in Class A shares of the Vista Capital Growth Fund, the Lipper Mid-Cap Funds Average and the Russell 2000 Index from September 30, 1987 through October 31, 1996. The Fund's performance includes a 4.75% sales charge and assumes the reinvestment of all dividends and capital gains. The Average's performance does not include a sales charge and reflects reinvestment of all dividends and capital gains on mutual funds and the benchmark.

The Lipper Mid-Cap Growth Funds Average represents the average performance of a universe of 172 actively-managed stock mutual funds. Lipper is an independent mutual fund performance monitor whose results do not reflect a sales charge.

The Russell 2000 Index is unmanaged and tracks the shares of 2,000 small-capitalization companies. Figures include the reinvestment of dividends.

VISTA SMALL CAP EQUITY FUND
PORTFOLIO OF INVESTMENTS October 31, 1996

   Shares                                Issuer                                Value
----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- 83.9%
----------------------------------------------------------------------------------------
                COMMON STOCK -- 82.6%
                ---------------------
                  ADVERTISING -- 0.6%
      37,500        Outdoor Systems, Inc. *                                $   1,678,125
                                                                           -------------
                  AEROSPACE -- 0.8%
     122,000        Rohr Industries, Inc. *                                    2,257,000
                                                                           -------------
                  AGRICULTURAL PRODUCTION/SERVICES -- 0.6%
      65,000        AGCO Corp.                                                 1,649,375
                                                                           -------------
                  AUTOMOTIVE -- 1.9%
      90,500        Dura Automotive Systems, Inc. *                            2,172,000
     105,000        Tower Automotive, Inc. *                                   3,058,125
                                                                           -------------
                                                                               5,230,125
                                                                           -------------
                  BROADCASTING -- 1.8%
      50,000        Chancellor Corp. *                                         1,612,500
     100,000        Granite Broadcasting Corp. *                               1,150,000
      25,000        Heftel Broadcasting Corp., Class A *                         906,250
      15,000        Metro Networks, Inc. *                                       303,750
      25,000        Univision Communications Inc. *                              843,750
                                                                           -------------
                                                                               4,816,250
                                                                           -------------
                  BUSINESS SERVICES -- 6.9%
     105,200        American Residential Services, Inc. *                      1,998,800
      65,000        Barrett Business Services, Inc. *                          1,072,500
     100,000        CDI Corp. *                                                2,750,000
     125,000        CORT Business Services Corp. *                             2,625,000
      35,000        DeVRY, Inc. *                                              1,745,625
      29,000        Fair Issac & Company, Inc.                                 1,091,125
      20,000        Interim Services, Inc. *                                     800,000
      50,000        ITT Educational Services, Inc. *                           1,818,750
      30,000        Metzler Group, Inc. *                                        699,375
      75,000        Pittston Brink's Group                                     2,137,500
      85,000        Rental Service Corp. *                                     1,955,000
                                                                           -------------
                                                                              18,693,675
                                                                           -------------
                  BUILDING SUPPLIES -- 1.2%
      51,000        Barnett, Inc. *                                            1,204,875
      90,000        Wilmar Industries, Inc. *                                  1,935,000
                                                                           -------------
                                                                               3,139,875
                                                                           -------------

                       See notes to financial statements.

VISTA SMALL CAP EQUITY FUND
PORTFOLIO OF INVESTMENTS October 31, 1996 (continued)

   Shares                                Issuer                                Value
----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- (CONTINUED)
----------------------------------------------------------------------------------------
                  COMPUTER SOFTWARE -- 7.7%
      75,000        American Management Systems, Inc. *                    $   2,371,875
      50,000        Applix, Inc. *                                             1,212,500
      30,000        Business Objects S.A., ADR (France) *                        446,250
     145,000        Computervision Corp. *                                     1,305,000
     125,000        Datastream Systems, Inc. *                                 2,281,250
      56,000        Hummingbird Communications Ltd. *                          1,596,000
     100,000        Hyperion Software Corp.*                                   2,037,500
      80,000        Integrated Systems, Inc. *                                 2,160,000
     180,000        Vanstar Corp. *                                            4,275,000
      71,250        Wind River Systems *                                       3,028,125
                                                                           -------------
                                                                              20,713,500
                                                                           -------------
                  COMPUTERS/COMPUTER HARDWARE -- 1.0%
     100,000        Applied Magnetics Corp. *                                  2,137,500
      42,000        HMT Technology Corp. *                                       582,750
                                                                           -------------
                                                                               2,720,250
                                                                           -------------
                  CONSTRUCTION MATERIALS -- 3.2%
     100,000        Apogee Enterprises, Inc.                                   3,850,000
      50,000        NCI Building Systems, Inc. *                               1,637,500
     114,000        Southdown, Inc.                                            3,120,750
                                                                           -------------
                                                                               8,608,250
                                                                           -------------
                  CONSUMER PRODUCTS -- 1.2%
     125,000        Furniture Brands International, Inc. *                     1,671,875
      60,000        Paragon Trade Brands, Inc. *                               1,575,000
                                                                           -------------
                                                                               3,246,875
                                                                           -------------
                  ELECTRONICS/ELECTRICAL EQUIPMENT -- 7.6%
      50,000        Berg Electronics Corp. *                                   1,412,500
      10,000        Cymer, Inc. *                                                235,000
      35,000        Esterline Technologies Corp. *                               818,125
      40,000        Harman International Industries, Inc.                      2,055,000
     115,000        ITI Technologies, Inc. *                                   3,306,250
      78,000        Microchip Technology, Inc.*                                2,827,500
     100,000        Perceptron Inc. *                                          2,475,000
      50,000        QLogic Corp. *                                               793,750
      50,000        SDL, Inc. *                                                  850,000
      80,000        Sipex Corp. *                                              2,110,000
      55,000        Teleflex, Inc.                                             2,646,875
      50,000        Tencor Instruments *                                         943,750
                                                                           -------------
                                                                              20,473,750
                                                                           -------------

                       See notes to financial statements.

VISTA SMALL CAP EQUITY FUND
PORTFOLIO OF INVESTMENTS October 31, 1996 (continued)

   Shares                                Issuer                                Value
----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- (CONTINUED)
----------------------------------------------------------------------------------------
                  ENTERTAINMENT/LEISURE -- 4.0%
     130,000        Cinar Films, Inc., Class B*                            $   3,185,000
     140,000        Coachmen Industries, Inc.                                  3,920,000
     106,000        K2, Inc.                                                   2,438,000
      99,000        RockShox, Inc. *                                           1,262,250
                                                                           -------------
                                                                              10,805,250
                                                                           -------------
                  ENVIRONMENTAL SERVICES -- 2.7%
      64,800        Newpark Resources, Inc. *                                  2,430,000
     100,000        United Waste Systems, Inc.*                                3,437,500
      45,900        U.S.A. Waste Services, Inc. *                              1,468,800
                                                                           -------------
                                                                               7,336,300
                                                                           -------------
                  FINANCIAL SERVICES -- 3.3%
      52,500        Aames Financial Corp.                                      2,342,813
      25,000        Matrix Capital Corp. *                                       275,000
     100,000        Southern Pacific Funding Corp. *                           3,150,000
      61,930        WFS Financial, Inc. *                                      1,300,530
      70,000        Winthrop Resources Corp.                                   1,960,000
                                                                           -------------
                                                                               9,028,343
                                                                           -------------
                  FOOD/BEVERAGE PRODUCTS -- 0.9%
      25,000        GoodMark Foods, Inc.                                         431,250
     125,000        Morningstar Group, Inc. *                                  2,109,375
                                                                           -------------
                                                                               2,540,625
                                                                           -------------
                  HEALTH CARE/HEALTH CARE SERVICES -- 8.8%
      50,000        Advanced Technology Labs, Inc. *                           1,525,000
      40,000        Alternative Living Services, Inc. *                          575,000
      55,000        Assisted Living Concepts *                                   893,750
      85,200        Conmed Corp.*                                              1,469,700
      35,000        Emeritus Corp. *                                             398,125
      72,500        ESC Medical Systems Ltd. *                                 2,002,813
      70,800        Henry Schein, Inc. *                                       2,814,300
      30,000        Lincare Holdings, Inc. *                                   1,125,000
     120,000        Meridian Diagnostics, Inc.                                 1,260,000
     100,000        OrNda Healthcorp *                                         2,725,000
      25,000        Patterson Dental Co. *                                       700,000
      50,000        Physician Sales & Service, Inc. *                          1,062,500
      77,500        Physio-Control International Corp. *                       1,511,250
      75,000        Sierra Health Services, Inc. *                             2,146,875

                       See notes to financial statements.

VISTA SMALL CAP EQUITY FUND
PORTFOLIO OF INVESTMENTS October 31, 1996 (continued)

   Shares                                Issuer                                Value
----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- (CONTINUED)
----------------------------------------------------------------------------------------
                  HEALTH CARE/HEALTH CARE SERVICES -- (continued)
      77,000        Sterling House Corp. *                                 $     972,125
      91,000        Universal Health Services, Inc., Class B *                 2,275,000
                                                                           -------------
                                                                              23,456,438
                                                                           -------------
                  HOME BUILDERS -- 1.3%
     115,000        Pacific Greystone Corp. *                                  1,308,125
     147,500        Southern Energy Homes, Inc. *                              2,194,062
                                                                           -------------
                                                                               3,502,187
                                                                           -------------
                  HOTELS/LODGING -- 0.5%
     150,000        Aztar Corp. *                                              1,218,750
                                                                           -------------
                  INSURANCE -- 3.5%
      56,000        American Bankers Insurance Group, Inc.                     2,688,000
      97,500        American Travellers Corp. *                                3,351,563
      48,000        CMAC Investment Corp.                                      3,318,000
                                                                           -------------
                                                                               9,357,563
                                                                           -------------
                  MACHINERY & ENGINEERING EQUIPMENT -- 1.8%
      92,000        Allied Products Corp.                                      2,277,000
      47,000        Applied Power, Inc., Class A                               1,692,000
      18,500        Precision Castparts Corp.                                    864,875
                                                                           -------------
                                                                               4,833,875
                                                                           -------------
                  MANUFACTURING -- 1.4%
      75,000        Ametek, Inc.                                               1,490,625
      69,000        Valmont Industries                                         2,380,500
                                                                           -------------
                                                                               3,871,125
                                                                           -------------
                  OIL & GAS -- 3.1%
     100,000        Coflexip SA, ADR (France) *                                2,250,000
     100,000        Mitchell Energy & Development, Class B                     2,075,000
      50,000        Smith International *                                      1,900,000
      50,000        Production Operations Corp.                                1,987,500
                                                                           -------------
                                                                               8,212,500
                                                                           -------------
                  PHARMACEUTICAL -- 0.2%
      40,000        Andrx Corp. *                                                570,000
                                                                           -------------
                  PRINTING & PUBLISHING -- 0.4%
     100,000        Golden Books Family Entertainment, Inc. *                  1,112,500
                                                                           -------------

                       See notes to financial statements.

VISTA SMALL CAP EQUITY FUND
PORTFOLIO OF INVESTMENTS October 31, 1996 (continued)

   Shares                                Issuer                                Value
------------------------------------------------------------------------------------
                  REAL ESTATE INVESTMENT TRUST -- 1.5%
      82,000        Arden Realty Group, Inc. *                             $   1,855,250
      50,000        Evans Withycombe Residential, Inc.                         1,056,250
     100,000        Innkeepers USA Trust                                       1,175,000
                                                                           -------------
                                                                               4,086,500
                                                                           -------------
                  RESTAURANTS/FOOD SERVICES -- 0.9%
      55,000        Applebee's International, Inc. *                           1,340,625
      22,500        Papa John's International, Inc. *                          1,119,375
                                                                           -------------
                                                                               2,460,000
                                                                           -------------
                  RETAILING -- 4.8%
      52,000        99 Cents Only Stores *                                       767,000
      95,000        Cole National Corp., Class A *                             2,244,375
      50,000        Friedman's Inc., Class A, *                                  818,750
     170,000        Hollywood Entertainment Corp. *                            3,527,500
      37,500        Marks Bros. Jewelers, Inc. *                                 871,875
      50,000        Neiman-Marcus Group, Inc. *                                1,631,250
      75,000        Stage Stores, Inc. *                                       1,368,750
      60,000        Williams-Sonoma, Inc. *                                    1,650,000
                                                                           -------------
                                                                              12,879,500
                                                                           -------------
                  SHIPPING/TRANSPORTATION -- 1.6%
      60,000        Hub Group, Inc., Class A *                                 1,335,000
      44,000        Knight Transportation, Inc. *                                990,000
      52,000        Landstar System, Inc. *                                    1,228,500
      25,000        Mark VII, Inc. *                                             653,125
                                                                           -------------
                                                                               4,206,625
                                                                           -------------
                  TELECOMMUNICATIONS -- 3.5%
       6,500        Advanced Fibre Communications *                              371,312
      57,500        Aspect Telecommunications Corp. *                          3,421,250
      25,000        LCC International, Inc., Class A *                           365,625
      85,000        Periphonics Corp. *                                        3,017,500
      65,000        Teltrend, Inc. *                                           2,145,000
                                                                           -------------
                                                                               9,320,687
                                                                           -------------
                  TELEMARKETING -- 0.6%
      80,000        Sitel Corp. *                                              1,580,000
                                                                           -------------
                  TEXTILE MILL PRODUCTS -- 0.8%
      45,000        St. John Knits, Inc.                                       2,058,750
                                                                           -------------

                       See notes to financial statements.

VISTA SMALL CAP EQUITY FUND
PORTFOLIO OF INVESTMENTS October 31, 1996 (continued)

   Shares                                Issuer                                Value
----------------------------------------------------------------------------------------
                  UTILITIES -- 2.5%
      20,000        IES Industries, Inc.                                   $     615,000
      17,500        Oklahoma Gas & Electric Co.                                  684,687
      95,000        Sierra Pacific Resources                                   2,648,125
     104,000        TNP Enterprises, Inc.                                      2,691,000
                                                                           -------------
                                                                               6,638,812
                                                                           -------------
                TOTAL COMMON STOCK (COST $183,439,480)                       222,303,380
                                                                           -------------
                CONVERTIBLE PREFERRED STOCK -- 0.5%
                -----------------------------------
                  BROADCASTING -- 0.5%
      25,000        American Radio Systems, 7.00%, #                           1,225,000
                      (COST $1,250,000)                                    -------------
   Principal
      Amount
                CONVERTIBLE CORPORATE BONDS & NOTES -- 0.8%
                -------------------------------------------
                  COMPUTER SOFTWARE -- 0.1%
$    250,000        Spectrum Holobyte, Inc., 6.50%, 09/15/02 #                   157,562
                                                                           -------------
                  COMPUTERS/COMPUTER HARDWARE -- 0.5%
   1,000,000        Applied Magnetics Corp., 7.00%, 03/15/06 #                 1,291,500
                                                                           -------------
                  HEALTH CARE -- 0.2%
     250,000        Assisted Living Concepts, 7.00%, 08/15/05 #                  283,330
     500,000        Sterling House, 6.75%, 6/30/06 #                             410,000
                                                                           -------------
                                                                                 693,330
                                                                           -------------
                TOTAL CONVERTIBLE CORPORATE BONDS & NOTES                      2,142,392
                (COST $2,000,000)
----------------------------------------------------------------------------------------
                TOTAL LONG-TERM INVESTMENTS                                  225,670,772
                (COST $186,689,480)
----------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 15.0%
----------------------------------------------------------------------------------------
                U.S. GOVERNMENT OBLIGATIONS -- 0.1%
                -----------------------------------
                  U.S. Treasury Bills,
      60,000        4.96%, 01/16/97 t                                             59,372
      40,000        4.98%, 01/09/97 t                                             39,618
      70,000        4.98%, 01/23/97 t                                             69,196
      55,000        5.00%, 01/31/97 t                                             54,313
      20,000        5.00%, 11/07/96 t                                             19,983
      65,000        5.18%, 12/05/96 t                                             64,682
                                                                           -------------
                TOTAL U.S. GOVERNMENT OBLIGATIONS (COST $307,164)                307,164
                                                                           -------------

                       See notes to financial statements.

VISTA SMALL CAP EQUITY FUND
PORTFOLIO OF INVESTMENTS October 31, 1996 (continued)

 Principal
   Amount                                Issuer                                Value
----------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- (CONTINUED)
----------------------------------------------------------------------------------------
                U.S. GOVERNMENT AGENCY SPONSORED OBLIGATIONS -- 3.3%
                ----------------------------------------------------
                  Federal Home Loan Bank, Discount Notes,
$  3,000,000        5.15%, 11/27/96                                        $   2,988,842
   3,000,000        5.16%, 11/14/96                                            2,994,410
   3,000,000      Federal Home Loan Mortgage Corp., Discount Note,             2,994,880
                    5.12%, 11/13/96 t
                                                                           -------------
                TOTAL U.S. GOVERNMENT AGENCY SPONSORED OBLIGATIONS             8,978,132
                (COST $8,978,132)
                COMMERCIAL PAPER -- 11.6%
                -------------------------
   3,000,000      Coca Cola Co., 5.20%, 11/14/96 t                             2,994,367
  19,152,000      Household Finance Corp., 5.40%, 11/01/96                    19,152,000
   3,000,000      Lucent Technologies Inc., 5.19%, 11/14/96 t                  2,994,377
   3,000,000      Pepsi Cola Inc., 5.21%, 11/04/96 t                           2,998,698
   3,000,000      Toyota Motor Credit Corp., 5.21%, 11/14/96 t                 2,994,356
                                                                           -------------
                TOTAL COMMERCIAL PAPER (COST $31,133,798)                     31,133,798
----------------------------------------------------------------------------------------
                TOTAL SHORT-TERM INVESTMENTS                                  40,419,094
                (COST $40,419,094)
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                TOTAL INVESTMENTS -- 98.9%                                 $ 266,089,866
                (COST $227,108,574)
----------------------------------------------------------------------------------------

PURCHASED INDEX FUTURES OUTSTANDING

                                     Number       Original        Nominal
                       Expiration      of          Nominal       Value at       Unrealized
    Description          Date       Contracts       Value        10/31/96      Appreciation
--------------------   ---------    ---------    -----------    -----------    ------------
Russell 2000........    12/19/96        70       $11,782,065    $11,968,250      $186,185

                       See notes to financial statements.

VISTA EQUITY INCOME FUND
PORTFOLIO OF INVESTMENTS October 31, 1996

  Shares       Issuer                                                           Value
-----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- 90.6%
-----------------------------------------------------------------------------------------
               COMMON STOCK -- 77.1%
               ---------------------
                 AEROSPACE -- 6.0%
      3,800        Allied-Signal, Inc.                                       $    248,900
      4,200        General Motors Class H                                         224,175
     10,000        Rohr Industries, Inc. *                                        185,000
      7,200        Sundstrand Corp.                                               289,800
      1,000        United Technologies, Corp.                                     128,750
                                                                             ------------
                                                                                1,076,625
                                                                             ------------
                 AUTOMOTIVE -- 0.6%
      3,400        Chrysler Corp.                                                 114,325
                                                                             ------------
                 BANKING -- 7.3%
      5,000        Bank of Boston Corp.                                           320,000
      5,400        Bank of New York Company, Inc.                                 178,875
     10,000        Commonwealth Bank of Australia, ADR (Australia)                180,000
                     (preference shares) #
      4,000        First Union Corp.                                              291,000
      1,500        NationsBank Corp.                                              141,375
        800        Wells Fargo & Co.                                              213,700
                                                                             ------------
                                                                                1,324,950
                                                                             ------------
                 BUSINESS SERVICES -- 1.7%
      3,900        ADT Ltd. *                                                      77,025
      9,450        ServiceMaster L.P.                                             239,794
                                                                             ------------
                                                                                  316,819
                                                                             ------------
                 CHEMICALS -- 1.1%
      2,200        duPont (EI) deNemours & Co.                                    204,050
                                                                             ------------
                 COMPUTERS/COMPUTER HARDWARE -- 1.6%
      1,100        International Business Machines Corp.                          141,900
      3,000        Texas Instruments                                              144,375
                                                                             ------------
                                                                                  286,275
                                                                             ------------
                 CONSUMER PRODUCTS -- 1.1%
      5,200        Fruit of the Loom, Inc., Class A *                             189,150
                                                                             ------------
                 DIVERSIFIED -- 1.3%
      2,600        Textron, Inc.                                                  230,750
                                                                             ------------

                       See notes to financial statements.

VISTA EQUITY INCOME FUND
PORTFOLIO OF INVESTMENTS October 31, 1996 (continued)

  Shares       Issuer                                                           Value
-----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- (CONTINUED)
-----------------------------------------------------------------------------------------
                 ENTERTAINMENT/LEISURE -- 1.8%
      6,500        Carnival Corp., Class A                                   $    195,813
      4,000        Sabre Group Holdings, Inc., Class A *                          122,000
                                                                             ------------
                                                                                  317,813
                                                                             ------------
                 FINANCIAL SERVICES -- 7.3%
      8,200        American Express Co.                                           385,400
      3,600        Federal Home Loan Mortgage Corp.                               363,600
      6,000        Federal National Mortgage Assoc.                               234,750
      4,500        Green Tree Financial Corp.                                     178,312
      6,000        The Money Store, Inc.                                          156,000
                                                                             ------------
                                                                                1,318,062
                                                                             ------------
                 FOOD/BEVERAGE PRODUCTS -- 0.8%
      1,000        Unilever NV, ADR (Netherlands)                                 152,875
                                                                             ------------
                 HEALTH CARE -- 0.7%
      6,000        Tenet Healthcare Corp. *                                       125,250
                                                                             ------------
                 INSURANCE -- 5.6%
      5,000        AFLAC, Inc.                                                    200,625
      3,200        Allstate Corp.                                                 179,600
      2,200        American International Group                                   238,975
      2,600        Loews Corp.                                                    214,825
      3,800        Mid Ocean, Ltd. (Bermuda)                                      178,600
                                                                             ------------
                                                                                1,012,625
                                                                             ------------
                 MANUFACTURING -- 1.4%
      3,500        Johnson Controls                                               255,500
                                                                             ------------
                 METALS/MINING -- 1.4%
      4,200        Aluminum Co. of America (ALCOA)                                246,225
                                                                             ------------
                 OIL & GAS -- 6.4%
      1,900        British Petroleum PLC, ADR (United Kingdom)                    244,388
      6,500        Enterprise Oil PLC, ADR, (United Kingdom)                      177,937
      1,700        Mobil Corp.                                                    198,475
      5,000        Occidental Petroleum Corp.                                     122,500
      4,400        PanEnergy Corp.                                                169,400
      4,700        Williams Companies, Inc.                                       245,575
                                                                             ------------
                                                                                1,158,275
                                                                             ------------
                 PAPER/FOREST PRODUCTS -- 0.4%
      1,000        Willamette Industries                                           67,500
                                                                             ------------

                       See notes to financial statements.

VISTA EQUITY INCOME FUND
PORTFOLIO OF INVESTMENTS October 31, 1996 (continued)

  Shares       Issuer                                                           Value
-----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- (CONTINUED)
-----------------------------------------------------------------------------------------
                 PHARMACEUTICALS -- 4.1%
      3,800        American Home Products Corp.                              $    232,750
      3,000        Bristol-Myers Squibb Co.                                       317,250
      3,000        Schering-Plough Corp.                                          192,000
                                                                             ------------
                                                                                  742,000
                                                                             ------------
                 REAL ESTATE INVESTMENT TRUST -- 11.3%
     10,000        Arden Realty Group, Inc. *                                     226,250
      7,200        Beacon Properties Corp.                                        211,500
      6,000        Duke Realty Investments, Inc.                                  207,000
      8,500        Equity Residential Properties Trust                            312,375
      7,500        Evans Withycombe Residential, Inc.                             158,438
      5,000        FelCor Suite Hotels, Inc.                                      163,750
      6,000        Post Properties, Inc.                                          237,000
      9,000        ROC Communities, Inc.                                          219,375
      8,000        Security Capital Industrial Trust                              145,000
      7,000        Security Capital Pacific Trust                                 157,500
                                                                             ------------
                                                                                2,038,188
                                                                             ------------
                 RETAILING -- 1.4%
      7,500        Dayton-Hudson Corp.                                            259,687
                                                                             ------------
                 SHIPPING/TRANSPORTATION -- 2.6%
      3,000        Burlington Northern, Inc.                                      247,125
      8,000        Canadian National Railway Co.                                  220,000
                                                                             ------------
                                                                                  467,125
                                                                             ------------
                 STEEL -- 0.8%
      9,000        Birmingham Steel Corp.                                         144,000
                                                                             ------------
                 TELECOMMUNICATIONS -- 7.2%
          1        360 Communications Co. *                                            20
      7,000        BellSouth Corp.                                                285,250
      4,000        CPT Telefonica del Peru S.A., ADR (Peru)                        82,500
      5,400        Frontier Corp.                                                 156,600
      2,700        GTE Corp.                                                      113,738
        777        Lucent Technologies, Inc.                                       36,519
      3,200        Sprint Corp.                                                   125,600
      3,100        Telecomunicacoes Brasileiros SA, ADR (Brazil)                  230,950
      4,400        Telefonica de Espana, ADR (Spain)                              265,100
                                                                             ------------
                                                                                1,296,277
                                                                             ------------

                       See notes to financial statements.

VISTA EQUITY INCOME FUND
PORTFOLIO OF INVESTMENTS October 31, 1996 (continued)

  Shares       Issuer                                                           Value
-----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- (CONTINUED)
-----------------------------------------------------------------------------------------

                 UTILITIES -- 3.2%
      3,500        CINergy Corp.                                             $    115,937
      6,000        DPL, Inc.                                                      143,250
      3,400        FPL Group Inc.                                                 156,400
      5,600        Sierra Pacific Resources                                       156,100
                                                                             ------------
                                                                                  571,687
                                                                             ------------
               TOTAL COMMON STOCK (COST $11,341,419)                           13,916,033
                                                                             ------------
               CONVERTIBLE PREFERRED STOCK -- 7.9%
               -----------------------------------
                 AIRLINES -- 0.7%
      2,000        Continental Air Finance Trust, 8.50%, 12/01/20 #               123,000
                 BANKING -- 0.9%
      3,500        First USA, Inc. 6.25%, 5/20/98                                 169,750
                 BROADCASTING -- 0.7%
      5,000        Tele-Communications, Inc., Liberty Media Group, Class A*       128,750
                 FINANCIAL SERVICES -- 2.0%
      3,500        Golden Books Financial Trust, 8.75%, 8/20/16 #                 196,437
      3,500        Merrill Lynch & Co., 6.25%, 07/01/01                           137,375
                 HEALTH CARE -- 1.7%
      7,500        U.S. Surgical Corp. $2.20, Series A #                          300,000
                 INSURANCE -- 0.6%
      2,000        American Bankers Insurance Group, 3.13%, Ser. B                114,750
                 OIL & GAS -- 1.3%
     10,000        Enron Corp., 6.25% Exchange Notes, 12/13/98, ACES,             245,000
                                                                             ------------
               TOTAL CONVERTIBLE PREFERRED STOCK (COST $1,329,366)              1,415,062
                                                                             ------------

 Principal
  Amount
               CONVERTIBLE CORPORATE BONDS & NOTES -- 1.6%
               -------------------------------------------
                 ELECTRONICS -- 1.0%
$   200,000        Xilinx Inc., 5.25%, 11/01/02 #                                 188,580
                 HEALTH CARE -- 0.6%
    100,000        Assisted Living Concepts, 7.00%, 08/15/05 #               $    113,332
                                                                             ------------
               TOTAL CONVERTIBLE CORPORATE BONDS & NOTES (COST $296,230)          301,912
                                                                             ------------

                       See notes to financial statements.

VISTA EQUITY INCOME FUND
PORTFOLIO OF INVESTMENTS October 31, 1996 (continued)

 Principal
  Amount
-----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- (CONTINUED)
-----------------------------------------------------------------------------------------
               U.S. GOVERNMENT OBLIGATION -- 4.0%
               ----------------------------------
$   700,000      U.S. Treasury Note, 6.88%, 05/15/06 (Cost $699,572)         $    724,718
-----------------------------------------------------------------------------------------
               TOTAL LONG-TERM INVESTMENTS                                     16,357,725
               (COST $13,666,587)
-----------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 8.9%
-----------------------------------------------------------------------------------------
               COMMERCIAL PAPER -- 8.9%
               -------------------------
  1,605,000      Household Finance Corp., 5.40%, 11/01/96                       1,605,000
                   (Cost $1,605,000)                                         ------------
-----------------------------------------------------------------------------------------
               TOTAL INVESTMENTS -- 99.5%                                    $ 17,962,725
               (COST $15,271,587)
-----------------------------------------------------------------------------------------

                       See notes to financial statements.

VISTA LARGE CAP EQUITY FUND
PORTFOLIO OF INVESTMENTS October 31, 1996

  Shares       Issuer                                                           Value
-----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- 89.5%
-----------------------------------------------------------------------------------------

               COMMON STOCK -- 89.5%
               ---------------------
                 AEROSPACE -- 2.1%
     23,400        Allied-Signal, Inc.                                      $   1,532,700
      5,500        United Technologies, Corp.                                     708,125
                                                                            -------------
                                                                                2,240,825
                                                                            -------------
                 AGRICULTURAL PRODUCTION/SERVICES -- 1.1%
     15,000        Case Corp.                                                     697,500
     12,700        Deere & Co.                                                    530,225
                                                                            -------------
                                                                                1,227,725
                                                                            -------------
                 AIRLINES -- 0.4%
      5,700        AMR Corp. *                                                    478,800
                                                                            -------------
                 AUTOMOTIVE -- 1.3%
     20,104        Chrysler Corp.                                                 675,997
     14,000        General Motors                                                 754,250
                                                                            -------------
                                                                                1,430,247
                                                                            -------------
                 BANKING -- 8.4%
     36,000        Bank of Boston Corp.                                         2,304,000
     17,000        Bank of New York Company, Inc.                                 563,125
     14,600        Citicorp                                                     1,445,400
     12,300        First Union Corp.                                              894,825
     30,900        National City Corp.                                          1,340,288
      8,000        NationsBank Corp.                                              754,000
     19,600        Norwest Corp.                                                  859,950
      3,233        Wells Fargo & Co.                                              863,615
                                                                            -------------
                                                                                9,025,203
                                                                            -------------
                 BIOTECHNOLOGY -- 0.5%
      9,400        Amgen, Inc. *                                                  576,338
                                                                            -------------
                 BROADCASTING -- 0.4%
      5,800        Clear Channel Communications, Inc. *                           423,400
                                                                            -------------
                 CHEMICALS -- 1.9%
     15,900        duPont (EI) deNemours                                        1,474,725
     12,000        Union Carbide Corp.                                            511,500
                                                                            -------------
                                                                                1,986,225
                                                                            -------------

                       See notes to financial statements.

VISTA LARGE CAP EQUITY FUND
PORTFOLIO OF INVESTMENTS October 31, 1996 (continued)

  Shares       Issuer                                                           Value
-----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- (CONTINUED)
-----------------------------------------------------------------------------------------
                 COMPUTER SOFTWARE -- 3.5%
     22,700        Cisco Systems, Inc. *                                    $   1,404,563
     19,075        Computer Associates International                            1,127,809
      6,000        First Data Corp.                                               478,500
      5,900        Microsoft Corp. *                                              809,775
                                                                            -------------
                                                                                3,820,647
                                                                            -------------
                 COMPUTERS/COMPUTER HARDWARE -- 5.9%
     17,600        Compaq Computer Corp. *                                      1,225,400
      6,000        Hewlett-Packard Co.                                            264,750
     15,100        Intel Corp.                                                  1,659,113
      9,000        International Business Machines Corp.                        1,161,000
     12,800        Seagate Technology, Inc. *                                     854,400
     10,000        Sun Microsystems, Inc. *                                       610,000
     11,000        Texas Instruments                                              529,375
                                                                            -------------
                                                                                6,304,038
                                                                            -------------
                 CONSTRUCTION MACHINERY -- 0.7%
     11,200        Caterpillar Inc.                                               768,600
                                                                            -------------
                 CONSUMER PRODUCTS -- 6.6%
     26,000        Avon Products, Inc.                                          1,410,500
     30,800        Black & Decker Corp.                                         1,151,150
     10,700        Colgate-Palmolive Co.                                          984,400
     18,000        Nike, Inc., Class B,                                         1,059,750
     11,000        Philip Morris Companies, Inc.                                1,018,875
     15,000        Procter & Gamble Co.                                         1,485,000
                                                                            -------------
                                                                                7,109,675
                                                                            -------------
                 DIVERSIFIED -- 0.4%
      9,000        Dover Corp.                                                    462,375
                                                                            -------------
                 ELECTRONICS/ELECTRICAL EQUIPMENT -- 1.4%
     16,000        General Electric Co.                                         1,548,000
                                                                            -------------
                 ENTERTAINMENT/LEISURE -- 2.5%
     50,700        Carnival Corp., Class A                                      1,527,337
     15,000        Circus Circus Enterprises Inc. *                               517,500
     18,500        Time Warner, Inc.                                              689,125
                                                                            -------------
                                                                                2,733,962
                                                                            -------------

                       See notes to financial statements.

VISTA LARGE CAP EQUITY FUND
PORTFOLIO OF INVESTMENTS October 31, 1996 (continued)

  Shares       Issuer                                                           Value
-----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- (CONTINUED)
-----------------------------------------------------------------------------------------

                 FINANCIAL SERVICES -- 3.8%
     20,000        Countrywide Credit Industries, Inc.                      $     570,000
     14,000        Federal Home Loan Mortgage Corp.                             1,414,000
     25,200        Federal National Mortgage Assoc.                               985,950
     29,000        Green Tree Financial Corp.                                   1,149,125
                                                                            -------------
                                                                                4,119,075
                                                                            -------------
                 FOOD/BEVERAGE PRODUCTS -- 4.5%
     29,500        Coca-Cola Enterprises, Inc.                                  1,257,438
     15,500        ConAgra, Inc.                                                  773,062
     37,200        PepsiCo., Inc.                                               1,102,050
     19,600        Sara Lee Corp.                                                 695,800
      6,300        Unilever NV, ADR (Netherlands)                                 963,113
                                                                            -------------
                                                                                4,791,463
                                                                            -------------
                 HEALTH CARE -- 3.8%
     13,600        Becton, Dickinson & Co.                                        591,600
     36,000        Columbia/HCA Healthcare Corp.                                1,287,000
     28,800        HEALTHSOUTH Corp. *                                          1,080,000
      9,000        Medtronic, Inc.                                                579,375
     27,000        Tenet Healthcare Corp. *                                       563,625
                                                                            -------------
                                                                                4,101,600
                                                                            -------------
                 INSURANCE -- 2.7%
      7,400        Aetna Inc.                                                     494,875
     28,506        Allstate Corp.                                               1,599,899
      7,400        American International Group                                   803,825
                                                                            -------------
                                                                                2,898,599
                                                                            -------------
                 MANUFACTURING -- 3.3%
     27,000        Ingersoll-Rand Co.                                           1,123,875
     10,800        Johnson Controls                                               788,400
     15,000        Parker Hannifin Corp.                                          568,125
     22,000        Tyco International Ltd.                                      1,091,750
                                                                            -------------
                                                                                3,572,150
                                                                            -------------
                 METALS/MINING -- 1.8%
     21,000        Aluminum Co. of America (ALCOA)                              1,231,125
     22,700        Inco, Ltd.                                                     720,725
                                                                            -------------
                                                                                1,951,850
                                                                            -------------
                 OFFICE/BUSINESS EQUIPMENT -- 0.4%
     10,000        Xerox Corp.                                                    463,750
                                                                            -------------

                       See notes to financial statements.

VISTA LARGE CAP EQUITY FUND
PORTFOLIO OF INVESTMENTS October 31, 1996 (continued)

  Shares       Issuer                                                           Value
-----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- (CONTINUED)
-----------------------------------------------------------------------------------------
                 OIL & GAS -- 9.1%
      8,300        Amoco Corp.                                              $     628,725
      7,400        British Petroleum PLC, ADR (United Kingdom)                    951,825
     11,500        Enron Corp.                                                    534,750
     15,500        Halliburton Company                                            877,688
     12,100        Mobil Corp.                                                  1,412,675
     19,700        Occidental Petroleum Corp.                                     482,650
     32,000        PanEnergy Corp.                                              1,232,000
     13,500        Phillips Petroleum Co.                                         553,500
     13,000        Texaco, Inc.                                                 1,321,125
     14,000        Unocal Corp.                                                   512,750
     24,000        Williams Companies, Inc.                                     1,254,000
                                                                            -------------
                                                                                9,761,688
                                                                            -------------
                 PAPER/FOREST PRODUCTS -- 1.2%
     11,000        Champion International Corp.                                   478,500
     11,200        Willamette Industries                                          756,000
                                                                            -------------
                                                                                1,234,500
                                                                            -------------
                 PHARMACEUTICALS -- 4.7%
     20,300        American Home Products Corp.                                 1,243,375
      8,000        Lilly Eli & Co.                                                564,000
     24,000        Johnson & Johnson                                            1,182,000
     12,000        Pfizer, Inc.                                                   993,000
     16,500        SmithKline Beecham PLC, ADR (United Kingdom)                 1,033,313
                                                                            -------------
                                                                                5,015,688
                                                                            -------------
                 PHOTOGRAPHIC EQUIPMENT -- 0.6%
      8,000        Eastman Kodak Co.                                              638,000
                                                                            -------------
                 PRINTING & PUBLISHING -- 0.5%
     15,500        New York Times Company, Class A                                559,937
                                                                            -------------
                 RETAILING -- 4.7%
     14,400        American Stores Co.                                            595,800
     20,000        Dayton-Hudson Corp.                                            692,500
     29,000        Federated Department Stores *                                  957,000
     28,600        Gap, Inc.                                                      829,400
     29,000        Kroger Co. *                                                 1,294,125
     15,000        Sears Roebuck & Co.                                            725,625
                                                                            -------------
                                                                                5,094,450
                                                                            -------------

                       See notes to financial statements.

VISTA LARGE CAP EQUITY FUND
PORTFOLIO OF INVESTMENTS October 31, 1996 (continued)

  Shares       Issuer                                                           Value
-----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- (CONTINUED)
-----------------------------------------------------------------------------------------
                 SHIPPING/TRANSPORTATION -- 1.0%
     12,500        Burlington Northern, Inc.                                $   1,029,687
                                                                            -------------
                 TELECOMMUNICATIONS -- 7.0%
      8,500        ADC Telecommunications, Inc. *                                 581,187
     34,700        BellSouth Corp.                                              1,414,025
     17,500        Frontier Corp.                                                 507,500
     15,400        GTE Corp.                                                      648,725
     24,639        Lucent Technologies, Inc.                                    1,158,033
     17,400        Sprint Corp.                                                   682,950
     41,000        Telefonaktiebolaget LM Ericsson, Sp, ADR (Sweden)            1,132,625
     15,300        U S West, Inc.                                                 464,737
     38,000        WorldCom, Inc. *                                               926,250
                                                                            -------------
                                                                                7,516,032
                                                                            -------------
                 UTILITIES -- 3.3%
     27,000        CMS Energy Corp.                                               853,875
     19,000        Entergy Corp.                                                  532,000
     24,000        FPL Group Inc.                                               1,104,000
     34,800        Pinnacle West Capital Corp.                                  1,074,450
                                                                            -------------
                                                                                3,564,325
-----------------------------------------------------------------------------------------
               TOTAL LONG-TERM INVESTMENTS                                     96,448,854
               (COST $79,488,342)
-----------------------------------------------------------------------------------------

 Principal
  Amount
-----------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 9.0%
-----------------------------------------------------------------------------------------
               COMMERCIAL PAPER -- 9.0%
               ------------------------
$ 9,664,000      Household Finance Corp., 5.40%, 11/01/96                       9,664,000
                   (Cost $9,664,000)
-----------------------------------------------------------------------------------------
               TOTAL INVESTMENTS -- 98.5%                                   $ 106,112,854
               (COST $89,152,342)
-----------------------------------------------------------------------------------------

                       See notes to financial statements.

VISTA AMERICAN VALUE FUND
PORTFOLIO OF INVESTMENTS October 31, 1996

 Shares      Issuer                                                              Value
-----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- 91.4%
-----------------------------------------------------------------------------------------
             COMMON STOCK -- 91.4%
             ---------------------
               AEROSPACE -- 0.9%
    1,800        Raytheon Co.                                                 $    88,650
                                                                              -----------
               BANKING -- 7.0%
    6,270        Banc One Corp.                                                   265,691
    1,400        BankAmerica Corp.                                                128,100
    5,700        H. F. Ahmanson & Co.                                             178,838
    1,200        J. P. Morgan & Company, Inc.                                     103,650
                                                                              -----------
                                                                                  676,279
                                                                              -----------
               COMPUTERS/COMPUTER HARDWARE -- 2.3%
   10,000        Stratus Computer, Inc., Class A *                                223,750
                                                                              -----------
               CONSTRUCTION MATERIALS -- 1.6%
    5,000        Masco Corp.                                                      156,875
                                                                              -----------
               CONSUMER PRODUCTS -- 4.3%
    9,000        Sunbeam Corp., Inc.                                              221,625
    4,000        Whirlpool Corp.                                                  189,000
                                                                              -----------
                                                                                  410,625
                                                                              -----------
               ELECTRONICS/ELECTRICAL EQUIPMENT -- 7.6%
   10,000        EG&G, Inc.                                                       176,250
    4,000        Motorola, Inc.                                                   184,000
    4,000        Tecumseh Products Co., Class A                                   225,000
    8,000        Watkins-Johnson                                                  145,000
                                                                              -----------
                                                                                  730,250
                                                                              -----------
               ENVIRONMENTAL SERVICES -- 3.8%
   12,000        Calgon Carbon Corp.                                              120,000
    7,000        WMX Technologies, Inc.                                           240,625
                                                                              -----------
                                                                                  360,625
                                                                              -----------
               FINANCIAL SERVICES -- 2.6%
    6,400        Federal National Mortgage Association                            250,400
                                                                              -----------
               HEALTH CARE/HEALTH CARE SERVICES -- 3.1%
    4,400        Bard (C.R.), Inc.                                                124,300
    4,200        Baxter International Inc.                                        174,825
                                                                              -----------
                                                                                  299,125
                                                                              -----------

                       See notes to financial statements.

VISTA AMERICAN VALUE FUND
PORTFOLIO OF INVESTMENTS October 31, 1996 (continued)

 Shares      Issuer                                                              Value
-----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- (CONTINUED)
-----------------------------------------------------------------------------------------
               INSURANCE -- 10.8%
    7,000        Allstate Corp.                                               $   392,875
    3,600        Aon Corp.                                                        207,900
    7,000        First Colony Corp.                                               250,250
    4,800        Safeco Corp.                                                     181,200
                                                                              -----------
                                                                                1,032,225
                                                                              -----------
               MANUFACTURING -- 1.6%
    8,200        Zero Corp.                                                       150,675
                                                                              -----------
               METALS/MINING -- 1.7%
    7,400        Cyprus Amax Minerals Co.                                         167,425
                                                                              -----------
               OIL & GAS -- 11.1%
    1,200        Atlantic Richfield Co. (ARCO)                                    159,000
    5,000        Burlington Resources, Inc.                                       251,875
    5,000        El Paso Natural Gas Co.                                          242,500
    2,200        Schlumberger, Ltd.                                               218,075
    7,000        Union Pacific Resources Group, Inc.                              192,500
                                                                              -----------
                                                                                1,063,950
                                                                              -----------
               PAPER/FOREST PRODUCTS -- 9.1%
   11,500        Longview Fibre Co.                                               199,812
   12,500        Louisiana-Pacific Corp.                                          260,937
    5,000        Potlatch Corp.                                                   213,750
    3,000        St. Joe Paper Co.                                                201,000
                                                                              -----------
                                                                                  875,499
                                                                              -----------
               PHARMACEUTICALS -- 2.3%
    3,000        Merck & Company, Inc.                                            222,375
                                                                              -----------
               PRINTING & PUBLISHING -- 6.3%
    3,400        Dun & Bradstreet Corp.                                           196,775
    6,000        Readers Digest Association, Inc.                                 213,750
    2,400        Tribune Co.                                                      196,200
                                                                              -----------
                                                                                  606,725
                                                                              -----------
               REAL ESTATE INVESTMENT TRUST -- 2.3%
    9,674        BRE Properties, Inc., Class A                                    222,502
                                                                              -----------

                       See notes to financial statements.

VISTA AMERICAN VALUE FUND
PORTFOLIO OF INVESTMENTS October 31, 1996 (continued)

 Shares      Issuer                                                              Value
-----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- (CONTINUED)
-----------------------------------------------------------------------------------------
               RETAILING -- 3.7%
    6,000        Dayton-Hudson Corp.                                          $   207,750
    4,600        Dillard Department Stores, Inc., Class A                         146,050
                                                                              -----------
                                                                                  353,800
                                                                              -----------
               SHIPPING/TRANSPORTATION -- 1.9%
    2,000        Norfolk Southern Corp.                                           178,250
                                                                              -----------
               TEXTILES -- 3.7%
    5,500        Liz Claiborne, Inc.                                              232,375
    8,400        Oshkosh B'Gosh, Inc., Class A                                    126,000
                                                                              -----------
                                                                                  358,375
                                                                              -----------
               TIRE & RUBBER -- 1.9%
    4,000        Goodyear Tire & Rubber, Inc.                                     183,500
                                                                              -----------
               WHOLESALING -- 1.8%
    4,800        Reliance Steel & Aluminum Co.                                    175,800
-----------------------------------------------------------------------------------------
             TOTAL LONG-TERM INVESTMENTS                                        8,787,680
             (COST $6,816,392)
-----------------------------------------------------------------------------------------
Principal
 Amount
-----------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 7.8%
-----------------------------------------------------------------------------------------
             U.S. GOVERNMENT OBLIGATIONS -- 4.7%
             -----------------------------------
               U.S. Treasury Bill,
$ 256,000        4.84%, 11/21/96                                                  255,294
  196,000        5.00%, 12/12/96                                                  194,898
                                                                              -----------
                                                                                  450,192
                                                                              -----------
             COMMERCIAL PAPER -- 3.1%
             ------------------------
  298,800      General Electric, 5.20%, 11/04/96                                  298,671
-----------------------------------------------------------------------------------------
             TOTAL SHORT-TERM INVESTMENTS                                         748,863
             (COST $748,863)
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
             TOTAL INVESTMENTS -- 99.2%                                       $ 9,536,543
             (COST $7,565,255)
-----------------------------------------------------------------------------------------

                       See notes to financial statements.

VISTA BALANCED FUND
PORTFOLIO OF INVESTMENTS October 31, 1996

  Shares       Issuer                                                           Value
-----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- 90.3%
-----------------------------------------------------------------------------------------
               COMMON STOCK -- 45.6%
               ---------------------
                 AEROSPACE -- 1.6%
      4,800        Allied-Signal, Inc.                                       $    314,400
      1,800        Boeing Co.                                                     171,675
      1,500        Lockheed Martin Corp.                                          134,437
      3,000        Precision Castparts Corp.                                      140,250
      3,700        Sundstrand Corp.                                               148,925
      1,400        United Technologies, Corp.                                     180,250
                                                                             ------------
                                                                                1,089,937
                                                                             ------------
                 AGRICULTURAL PRODUCTION/SERVICES -- 0.5%
      4,000        AGCO Corp.                                                     101,500
      4,500        Case Corp.                                                     209,250
                                                                             ------------
                                                                                  310,750
                                                                             ------------
                 AIRLINES -- 0.2%
      1,500        AMR Corp. *                                                    126,000
                                                                             ------------
                 AUTOMOTIVE -- 0.7%
      5,050        Chrysler Corp.                                                 169,806
      2,400        General Motors                                                 129,300
      3,700        Lear Corp. *                                                   136,900
                                                                             ------------
                                                                                  436,006
                                                                             ------------
                 BANKING -- 2.8%
      6,000        Bank of Boston Corp.                                           384,000
      5,000        Bank of New York Company, Inc.                                 165,625
      2,000        Citicorp                                                       198,000
      7,000        Commonwealth Bank of Australia, ADR (Australia)                126,000
      3,700        First Financial Corp. of Wisconsin                             100,363
      6,500        National City Corp.                                            281,937
      2,500        NationsBank Corp.                                              235,625
      4,200        Norwest Corp.                                                  184,275
      2,100        Standard Federal Bancorp.                                      112,350
                                                                             ------------
                                                                                1,788,175
                                                                             ------------
                 BROADCASTING -- 0.2%
      5,500        Tele-Communications, Inc., Liberty Media Group, Class A *      141,625
                                                                             ------------

                       See notes to financial statements.

VISTA BALANCED FUND
PORTFOLIO OF INVESTMENTS October 31, 1996 (continued)

  Shares       Issuer                                                           Value
-----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- (CONTINUED)
-----------------------------------------------------------------------------------------
                 CHEMICALS -- 1.5%
      7,000        Cabot Corp.                                               $    168,875
      2,100        Dow Chemical Co.                                               163,275
      3,900        duPont (EI) deNemours                                          361,725
      2,700        Praxair, Inc.                                                  119,475
      3,600        Union Carbide Corp.                                            153,450
                                                                             ------------
                                                                                  966,800
                                                                             ------------
                 COMPUTER SOFTWARE -- 2.1%
      2,000        Aurum Software, Inc. *                                          63,500
      4,200        Cisco Systems, Inc. *                                          259,875
      5,125        Computer Associates International                              303,016
      2,500        CyberMedia, Inc. *                                              55,625
      2,000        Microsoft Corp. *                                              274,500
      4,000        Reynolds & Reynolds, Inc., Class A                             105,500
     10,000        Sabre Group Holdings, Inc., Class A *                          305,000
                                                                             ------------
                                                                                1,367,016
                                                                             ------------
                 COMPUTERS/COMPUTER HARDWARE -- 2.2%
      4,100        Compaq Computer Corp. *                                        285,462
      3,000        Hewlett-Packard Co.                                            132,375
      3,100        Intel Corp.                                                    340,612
      2,500        International Business Machines Corp.                          322,500
      3,400        Sun Microsystems, Inc.*                                        207,400
      3,600        Texas Instruments                                              173,250
                                                                             ------------
                                                                                1,461,599
                                                                             ------------
                 CONSTRUCTION MACHINERY -- 0.2%
      2,300        Caterpillar Inc.                                               157,837
                                                                             ------------
                 CONSUMER PRODUCTS -- 3.3%
      4,500        Adidas AG (Germany)                                            193,001
      7,000        Avon Products, Inc.                                            379,750
      8,500        Black & Decker Corp.                                           317,687
      2,800        Colgate-Palmolive Co.                                          257,600
      2,500        Gillette Co.                                                   186,875
      5,000        Nike, Inc., Class B                                            294,375
      2,700        Philip Morris Companies, Inc.                                  250,088
      3,000        Procter & Gamble Co.                                           297,000
                                                                             ------------
                                                                                2,176,376
                                                                             ------------

                       See notes to financial statements.

VISTA BALANCED FUND
PORTFOLIO OF INVESTMENTS October 31, 1996 (continued)

  Shares       Issuer                                                           Value
-----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- (CONTINUED)
-----------------------------------------------------------------------------------------
                 ELECTRONICS/ELECTRICAL EQUIPMENT -- 0.7%
      3,100        General Electric Co.                                      $    299,925
      2,800        Teleflex, Inc.                                                 134,750
                                                                             ------------
                                                                                  434,675
                                                                             ------------
                 ENTERTAINMENT/LEISURE -- 1.2%
     14,000        Aztar Corp. *                                                  113,750
     12,000        Carnival Corp., Class A                                        361,500
      5,000        Circus Circus Enterprises Inc. *                               172,500
      3,100        Time Warner, Inc.                                              115,475
                                                                             ------------
                                                                                  763,225
                                                                             ------------
                 FINANCIAL SERVICES -- 2.0%
     11,000        Countrywide Credit Industries, Inc.                            313,500
      1,900        Federal Home Loan Mortgage Corp.                               191,900
      5,000        Federal National Mortgage Assoc.                               195,625
      7,300        Green Tree Financial Corp.                                     289,263
      6,000        The Money Store, Inc.                                          156,000
      2,800        The PMI Group, Inc.                                            159,950
                                                                             ------------
                                                                                1,306,238
                                                                             ------------
                 FOOD/BEVERAGE PRODUCTS -- 2.5%
      4,100        Coca-Cola Co.                                                  207,050
      9,000        Coca-Cola Enterprises, Inc.                                    383,625
      5,300        ConAgra, Inc.                                                  264,338
      9,400        PepsiCo., Inc.                                                 278,475
      7,500        Sara Lee Corp.                                                 266,250
      1,700        Unilever NV, ADR (Netherlands)                                 259,887
                                                                             ------------
                                                                                1,659,625
                                                                             ------------
                 HEALTH CARE -- 1.8%
     10,000        Alternative Living Services, Inc. *                            143,750
      8,500        Columbia/HCA Healthcare Corp.                                  303,875
      1,000        Foundation Health Corp. *                                       29,875
      6,600        HEALTHSOUTH Corp. *                                            247,500
      3,000        Medtronic, Inc.                                                193,125
      3,500        OrNda Healthcorp *                                              95,375
      7,400        Tenet Healthcare Corp. *                                       154,475
                                                                             ------------
                                                                                1,167,975
                                                                             ------------

                       See notes to financial statements.

VISTA BALANCED FUND
PORTFOLIO OF INVESTMENTS October 31, 1996 (continued)

  Shares       Issuer                                                           Value
-----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- (CONTINUED)
-----------------------------------------------------------------------------------------
                 INSURANCE -- 1.9%
      5,000        AFLAC, Inc.                                               $    200,625
      5,000        Allstate Corp.                                                 280,625
      3,350        American Bankers Insurance Group, Inc.                         160,800
      2,650        American International Group                                   287,856
      3,200        Mid Ocean, Ltd. (Bermuda)                                      150,400
      2,000        Progressive Corp.                                              137,500
                                                                             ------------
                                                                                1,217,806
                                                                             ------------
                 MANUFACTURING -- 1.7%
      5,000        Ingersoll-Rand Co.                                             208,125
      3,000        Johnson Controls                                               219,000
      2,900        Kennametal Inc.                                                 98,600
      7,000        Parker Hannifin Corp.                                          265,125
      3,400        Pentair, Inc.                                                   85,850
      5,000        Tyco International Ltd.                                        248,125
                                                                             ------------
                                                                                1,124,825
                                                                             ------------
                 METALS/MINING -- 0.7%
      5,500        Aluminum Co. of America (ALCOA)                                322,438
      4,000        Inco, Ltd.                                                     127,000
                                                                             ------------
                                                                                  449,438
                                                                             ------------
                 OFFICE/BUSINESS EQUIPMENT -- 0.2%
      3,000        Xerox Corp.                                                    139,125
                                                                             ------------
                 OIL & GAS -- 4.1%
      2,200        Amoco Corp.                                                    166,650
      4,000        Halliburton Company                                            226,500
      3,100        Mobil Corp.                                                    361,925
      8,000        NGC Corp.                                                      144,000
      7,400        PanEnergy Corp.                                                284,900
      3,500        Phillips Petroleum Co.                                         143,500
      1,400        Royal Dutch Petroleum Co. (Netherlands)                        231,525
      4,800        Smith International *                                          182,400
      3,500        Texaco, Inc.                                                   355,687
      3,700        Tidewater, Inc.                                                161,875
      3,500        Unocal Corp.                                                   128,188
      4,900        Williams Companies, Inc.                                       256,025
                                                                             ------------
                                                                                2,643,175
                                                                             ------------

                       See notes to financial statements.

VISTA BALANCED FUND
PORTFOLIO OF INVESTMENTS October 31, 1996 (continued)

  Shares       Issuer                                                           Value
-----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- (CONTINUED)
-----------------------------------------------------------------------------------------
                 PAPER/FOREST PRODUCTS -- 0.7%
      3,400        Champion International Corp.                              $    147,900
      4,500        Willamette Industries                                          303,750
                                                                             ------------
                                                                                  451,650
                                                                             ------------
                 PHARMACEUTICALS -- 2.3%
      6,000        American Home Products Corp.                                   367,500
      1,400        Bristol-Myers Squibb Co.                                       148,050
      2,500        Lilly Eli & Co.                                                176,250
      6,400        Johnson & Johnson                                              315,200
      3,300        Schering-Plough Corp.                                          211,200
      4,500        SmithKline Beecham PLC, ADR (United Kingdom)                   281,813
                                                                             ------------
                                                                                1,500,013
                                                                             ------------
                 PHOTOGRAPHIC EQUIPMENT -- 0.3%
      2,300        Eastman Kodak Co.                                              183,425
                                                                             ------------
                 PRINTING & PUBLISHING -- 0.6%
      6,500        New York Times Company, Class A                                234,812
      1,700        Tribune Co.                                                    138,975
                                                                             ------------
                                                                                  373,787
                                                                             ------------
                 REAL ESTATE INVESTMENT TRUST -- 1.1%
     15,000        Arden Realty Group, Inc. *                                     339,375
      4,000        Bay Apartment Communities, Inc.                                120,000
      3,700        Beacon Properties Corp.                                        108,687
      4,000        Spieker Properties, Inc.                                       123,000
                                                                             ------------
                                                                                  691,062
                                                                             ------------
                 RESTAURANTS/FOOD SERVICE -- 0.2%
      7,900        Wendy's International, Inc.                                    162,938
                                                                             ------------
                 RETAILING -- 2.0%
      3,600        American Stores Co.                                            148,950
      5,400        Dayton-Hudson Corp.                                            186,975
      6,400        Eckerd Corp. *                                                 177,600
      7,100        Federated Department Stores *                                  234,300
      8,300        Gap, Inc.                                                      240,700
      6,300        Kroger Co. *                                                   281,138
                                                                             ------------
                                                                                1,269,663
                                                                             ------------

                       See notes to financial statements.

VISTA BALANCED FUND
PORTFOLIO OF INVESTMENTS October 31, 1996 (continued)

  Shares       Issuer                                                           Value
-----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- (CONTINUED)
-----------------------------------------------------------------------------------------
                 SHIPPING/TRANSPORTATION -- 1.2%
      3,300        Burlington Northern, Inc.                                 $    271,838
      4,700        Ryder System                                                   139,825
     10,000        Trico Marine Services, Inc. *                                  352,500
                                                                             ------------
                                                                                  764,163
                                                                             ------------
                 TELECOMMUNICATIONS -- 2.7%
      8,200        BellSouth Corp.                                                334,150
      5,200        GTE Corp.                                                      219,050
      4,504        Lucent Technologies, Inc.                                      211,688
      4,000        Omnipoint Corp. *                                              109,000
      6,384        Sprint Corp.                                                   250,572
     10,500        Telefonaktiebolaget LM Ericsson, Sp, ADR (Sweden)              290,062
      2,400        Telefonica de Espana, ADR (Spain)                              144,600
      5,800        U S West, Inc.                                                 176,175
                                                                             ------------
                                                                                1,735,297
                                                                             ------------
                 UTILITIES -- 2.4%
      4,600        CMS Energy Corp.                                               145,475
      5,000        Entergy Corp.                                                  140,000
      6,400        FPL Group Inc.                                                 294,400
      4,600        NIPSCO Industries Inc.,                                        174,225
      6,600        Pinnacle West Capital Corp.                                    203,775
      3,200        Portland General Corp.                                         140,000
      6,600        Sierra Pacific Resources                                       183,975
      6,900        Texas Utilities Co.                                            279,450
                                                                             ------------
                                                                                1,561,300
                                                                             ------------
               TOTAL COMMON STOCK (COST $23,420,403)                           29,621,526
                                                                             ------------
               CONVERTIBLE PREFERRED STOCK -- 2.3%
               -----------------------------------
                 CONSUMER PRODUCTS -- 0.4%
     20,000        RJR Nabisco Holdings Corp. $0.6012, Ser. C                     112,500
      9,000        Westinghouse Electric, $1.30 #                                 143,019
                                                                             ------------
                                                                                  255,519
                                                                             ------------
                 FINANCIAL SERVICES -- 0.6%
      2,000        American General Delaware, $3.00, Ser. A                       104,500
      5,000        St. Paul Capital Corp., LLC, 6.00%, 5/31/25 Ser.               262,500
                                                                             ------------
                                                                                  367,000
                                                                             ------------
                 HEALTH CARE -- 0.5%
      7,500        U.S. Surgical Corp. $2.20, Series A #                          300,000
                                                                             ------------

                       See notes to financial statements.

VISTA BALANCED FUND
PORTFOLIO OF INVESTMENTS October 31, 1996 (continued)

  Shares       Issuer                                                           Value
-----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- (CONTINUED)
-----------------------------------------------------------------------------------------
                 INSURANCE -- 0.6%
      2,000        American Bankers Insurance Group, 6.25%, Ser. B           $    114,750
      7,000        SunAmerica Inc., $3.188, 10/31/99                              262,500
                                                                             ------------
                                                                                  377,250
                                                                             ------------
                 OIL & GAS -- 0.2%
      6,500        Enron Corp., 6.25% Exchange Notes, 12/13/98, ACES,             159,250
                                                                             ------------
               TOTAL CONVERTIBLE PREFERRED STOCK (COST $1,327,262)              1,459,019
                                                                             ------------

 Principal
  Amount
               CORPORATE BONDS & NOTES -- 11.5%
               --------------------------------
                 AEROSPACE -- 0.8%
$   500,000        Lockheed Martin Corp., 7.45%, 06/15/04                         518,115
                                                                             ------------
                 BANKING -- 0.8%
    500,000        Australia and New Zealand Banking Group, Ltd. (Yankee          518,410
                     Sector), 7.55%, 9/15/06                                 ------------
                 ELECTRONICS/ELECTRICAL EQUIPMENT -- 0.4%
    250,000        Motorola, Inc., 7.60%, 01/01/07                                265,095
                                                                             ------------
                 FINANCIAL SERVICES -- 6.8%
    500,000        Aetna Services, Inc., 6.97%, 08/15/36                          509,770
    500,000        Donaldson Lufkin & Jenrette, 5.63%, 02/15/16                   483,750
    400,000        Ford Capital BV, 9.00%, 08/15/98                               419,352
    650,000        General Motors Acceptance Corp., 8.63%, 06/15/99               686,342
    700,000        Goldman Sachs Group, 6.20%, 02/15/01 #                         689,787
    500,000        Household Finance Corp., 7.75%, 06/15/97                       505,465
  1,000,000        Lehman Brothers Holdings, 7.25%, 10/15/03                    1,007,610
    120,000        Norwest Financial, Inc., 6.88%, 12/15/99                       122,130
                                                                             ------------
                                                                                4,424,206
                                                                             ------------
                 FOOD/BEVERAGE -- 0.8%
    500,000        Anheuser-Busch Companies, Inc., 6.75%, 08/01/03                505,625
                                                                             ------------
                 MULTI-MEDIA -- 0.8%
    500,000        Walt Disney Co., Ser. A, 6.375%, 3/30/01                       499,380
                                                                             ------------
                 OIL & GAS -- 1.1%
    750,000        Petroliam Nasional Bhd., 7.625%, 10/15/26 (Malaysia)           762,885
                                                                             ------------
               TOTAL CORPORATE BONDS & NOTES (COST $7,453,734)                  7,493,716
                                                                             ------------

                       See notes to financial statements.

VISTA BALANCED FUND
PORTFOLIO OF INVESTMENTS October 31, 1996 (continued)

 Principal
  Amount                                 Issuer                                 Value
-----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- (CONTINUED)
-----------------------------------------------------------------------------------------
               CONVERTIBLE CORPORATE BONDS & NOTES -- 1.1%
               -------------------------------------------
                 COMPUTER/COMPUTER HARDWARE -- 0.3%
$   150,000        SCI Systems Inc., 5.00%, 05/01/06 #                       $    183,375
                                                                             ------------
                 HEALTH CARE -- 0.5%
    150,000        Assisted Living Concepts, 7.00%, 08/15/05 #                    169,998
    150,000        Sterling House, 6.75%, 06/30/06 #                              123,000
                                                                             ------------
                                                                                  292,998
                                                                             ------------
                 MANUFACTURING -- 0.3%
    100,000        3 Com Corp., 10.25%, 11/01/01 #                                206,641
                                                                             ------------
               TOTAL CONVERTIBLE CORPORATE BONDS & NOTES (COST $550,000)          683,014
                                                                             ------------
               U.S. GOVERNMENT AGENCY OBLIGATIONS -- 11.2%
               -------------------------------------------
                 Federal National Mortgage Association,
  1,250,000        8.00%, 11/15/26, TBA, 30 Year                                1,275,000
  1,500,000        7.50%, 11/15/11, TBA, 15 Year                                1,523,445
                 Government National Mortgage Association,
  2,000,000        6.50%, 11/15/11, TBA, 15 Year                                1,973,760
  1,500,000        8.00%, 11/15/26, TBA, 30 Year                                1,533,750
  1,000,000      Tennessee Valley Authority, 6.235% 7/15/45                     1,002,040
                                                                             ------------
               TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (COST $7,170,335)       7,307,995
                                                                             ------------
               ASSET BACKED SECURITIES -- 8.0%
               -------------------------------
  1,000,000      American Express Credit Account Master Trust, Ser.             1,016,870
                   1996-1, Class A, 6.80%, 12/15/03
    484,834      Blackrock Capital Finance L.P., CMO, Ser. 1996-C2, Class         491,525
                   A, 7.62%, 11/15/26 #
  1,000,000      Capital Equipment Receivables Trust, Ser. 1996-1, Class        1,001,940
                   A3, 6.11%, 07/15/99
    750,000      Morgan Stanley Capital CMO, Ser. 1996-WF1, Class A3,             766,406
                   7.38%, 08/15/06 #
    990,982      Mortgage Capital Funding, Inc., Ser. 1996-MC1, Class A2A,      1,014,828
                   7.35%, 07/15/05
    873,127      Toyota Auto Receivables Grantor Trust, Ser. 1996-A, Class        878,130
                   A, 6.30%, 07/20/01
                                                                             ------------
               TOTAL ASSET BACKED SECURITIES (COST $5,123,828)                  5,169,699
                                                                             ------------

                       See notes to financial statements.

VISTA BALANCED FUND
PORTFOLIO OF INVESTMENTS October 31, 1996 (continued)

 Principal
  Amount                                 Issuer                                 Value
-----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- (CONTINUED)
-----------------------------------------------------------------------------------------
               U.S. GOVERNMENT OBLIGATIONS -- 10.6%
               ------------------------------------
                 U.S. Treasury Notes,
$ 1,000,000        5.13%, 11/30/98                                           $    987,500
  1,500,000        5.75%, 08/15/03                                              1,460,865
    500,000        6.00%, 09/30/98                                                502,265
    500,000        6.88%, 05/15/06                                                517,655
                 U.S. Treasury Bonds,
  1,500,000        7.50%, 11/15/24                                              1,645,305
  1,500,000        8.50%, 02/15/20                                              1,804,920
                                                                             ------------
               TOTAL U.S. GOVERNMENT OBLIGATIONS (COST $6,779,162)              6,918,510
-----------------------------------------------------------------------------------------
               TOTAL LONG-TERM INVESTMENTS                                     58,653,479
               (COST $51,824,724)
-----------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 18.0%
-----------------------------------------------------------------------------------------
               COMMERCIAL PAPER -- 18.0%
               -------------------------
  2,000,000      Ford Motor Credit Corp., 5.25%, 11/14/96                       1,996,208
  9,681,000      Household Finance Corp., 5.40%, 11/01/96                       9,681,000
-----------------------------------------------------------------------------------------
               TOTAL SHORT-TERM INVESTMENTS                                    11,677,208
               (COST $11,677,208)
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
               TOTAL INVESTMENTS -- 108.3%                                   $ 70,330,687
               (COST $63,501,932)
-----------------------------------------------------------------------------------------
#       =    Security may only be sold to qualified institutional buyers.
*       =    Non income producing security.
t       =    All or a portion of this security is pledged to cover financial futures contracts.
ACES    =    Automatic Common Exchange Securities.
ADR     =    American Depository Receipt.

                       See notes to financial statements.

                      (This page intentionally left blank)

VISTA MUTUAL FUNDS
STATEMENT OF ASSETS AND LIABILITIES October 31, 1996
--------------------------------------------------------------------------------

                                                                                     Vista Small                        Vista Large
                                              Vista Growth &     Vista Capital           Cap          Vista Equity          Cap
                                                  Income             Growth            Equity            Income           Equity
                                                   Fund               Fund              Fund              Fund             Fund#
                                              --------------     --------------     -------------     ------------     -------------
ASSETS:
 Investment, at value (Note 1)..............  $1,990,210,435     $1,088,600,933     $ 266,089,866     $ 17,962,725     $ 106,112,854
 Cash.......................................        --                 --                     916              677             7,944
 Receivables:
   Investment securities sold...............        --                 --               1,228,750           94,076         4,420,343
   Variation margin.........................        --                 --                 126,000          --               --
   Interest and dividends...................        --                 --                  78,430           75,679           147,081
   Fund shares sold.........................       3,733,224         47,326,340         3,339,615          392,371           104,186
   Expense reimbursement from Distributor...        --                 --                --                --               --
 Other assets...............................          71,332             30,632            61,993              894            36,110
                                              --------------     --------------      ------------      -----------       -----------
       Total assets.........................   1,994,014,991      1,135,957,905       270,925,570       18,526,422       110,828,518
                                              --------------     --------------      ------------      -----------       -----------
LIABILITIES:
 Payable for investment securities
   purchased................................        --                 --                 720,000          366,763         2,350,208
 Payable for Fund shares redeemed...........       1,781,384          1,006,703           583,105            1,300           669,076
 Dividends payable..........................          36,525           --                --                --               --
 Accrued liabilities: (Note 2)
   Administration fees......................         168,595             94,560            34,106              718             4,542
   Distribution fees........................         700,512            430,457            76,275            3,792             1,875
   Investment advisory fees.................        --                 --                 147,794          --               --
   Shareholder servicing fees...............         421,489            236,394            27,014              101            22,712
   Custodian................................        --                 --                  35,737            9,566            16,365
   Other....................................       1,543,235            933,829           275,106           91,783            84,422
                                              --------------     --------------      ------------      -----------       -----------
       Total Liabilities....................       4,651,740          2,701,943         1,899,137          474,023         3,149,200
                                              --------------     --------------      ------------      -----------       -----------

                                                 Vista
                                               American          Vista
                                                 Value          Balanced
                                                Fund##            Fund
                                              -----------     ------------
ASSETS:
 Investment, at value (Note 1)..............  $ 9,536,543     $ 70,330,687
 Cash.......................................        1,430           31,918
 Receivables:
   Investment securities sold...............      265,000        1,128,390
   Variation margin.........................      --               --
   Interest and dividends...................        8,444          367,945
   Fund shares sold.........................      --                69,970
   Expense reimbursement from Distributor...      --                23,195
 Other assets...............................       42,832            3,603
                                                ---------       ----------
       Total assets.........................    9,854,249       71,955,708
                                                ---------       ----------
LIABILITIES:
 Payable for investment securities
   purchased................................      195,685        6,718,153
 Payable for Fund shares redeemed...........        4,229           57,923
 Dividends payable..........................      --               --
 Accrued liabilities: (Note 2)
   Administration fees......................          403            8,249
   Distribution fees........................      --                17,823
   Investment advisory fees.................      --                21,996
   Shareholder servicing fees...............      --                 2,038
   Custodian................................        5,342           16,665
   Other....................................       39,190          143,215
                                                ---------       ----------
       Total Liabilities....................      244,849        6,986,062
                                                ---------       ----------

---------------

 # Formerly the Vista Equity Fund.
## In 1996, the fund changed its fiscal year end from November 30 to October 31.

                       See notes to financial statements.

VISTA MUTUAL FUNDS
STATEMENT OF ASSETS AND LIABILITIES October 31, 1996 (continued)
--------------------------------------------------------------------------------

                                                                                                  Vista Small
                                                         Vista Growth &       Vista Capital           Cap          Vista Equity
                                                             Income              Growth             Equity            Income
                                                              Fund                Fund               Fund              Fund
                                                         ---------------     ---------------     -------------     ------------
NET ASSETS:
 Paid in capital......................................   $ 1,464,769,781     $   824,161,752     $ 226,155,881     $ 13,483,557
 Accumulated undistributed/(overdistributed) net
   investment income..................................         1,422,980              (9,884)           (4,378)          50,342
 Accumulated undistributed net realized gain on
   investment transactions............................       157,901,978         132,179,918         3,707,453        1,827,362
 Net unrealized appreciation of investments
   and futures........................................       365,268,512         176,924,176        39,167,477        2,691,138
                                                          --------------      --------------      ------------      -----------
   Net Assets:........................................     1,989,363,251       1,133,255,962       269,026,433       18,052,399
                                                          ==============      ==============      ============      ===========
    Class A Shares....................................   $ 1,590,892,784     $   767,997,900     $ 144,763,142     $ 17,492,702
    Class B Shares....................................   $   370,496,253     $   333,702,516     $  72,721,726     $    559,697
    Institutional Class...............................   $    27,974,214     $    31,555,546     $  51,541,565
Shares of beneficial interest outstanding ($.001 par
 value; unlimited number of shares authorized):
    Class A Shares....................................        40,570,354          18,463,707         7,545,271        1,094,719
    Class B Shares....................................         9,495,481           8,098,216         3,826,516           35,164
    Institutional Class...............................           712,557             757,712         2,681,199
Class A Shares:
 Net asset value and redemption price per share*......            $39.21              $41.60            $19.19           $15.98
 Maximum offering price per share (net asset value per
   share: 95.5% for VEIF and VBAL, 95.25% for GIF,
   CGF, VSCEF, VLCEF).................................            $41.17              $43.67            $20.15           $16.73
Class B Shares:
 Net asset value and offering price per share*........            $39.02              $41.21            $19.00           $15.92
Institutional Shares:
 Net asset value and offering price per share*........            $39.26              $41.65            $19.22
                                                          ==============      ==============      ============      ===========
Cost of Investments...................................                                           $ 227,108,574     $ 15,271,587
                                                                                                  ============      ===========

                                                         Vista Large         Vista
                                                             Cap           American          Vista
                                                           Equity            Value          Balanced
                                                            Fund#           Fund##            Fund
                                                        -------------     -----------     ------------
NET ASSETS:
 Paid in capital......................................  $  75,418,393     $ 7,209,079     $ 54,120,642
 Accumulated undistributed/(overdistributed) net
   investment income..................................        196,419          55,150          119,542
 Accumulated undistributed net realized gain on
   investment transactions............................     15,103,994         373,883        3,900,707
 Net unrealized appreciation of investments
   and futures........................................     16,960,512       1,971,288        6,828,755
                                                          -----------       ---------       ----------
   Net Assets:........................................    107,679,318       9,609,400       64,969,646
                                                          ===========       =========       ==========
    Class A Shares....................................  $   8,349,022     $ 9,609,400     $ 55,232,744
    Class B Shares....................................  $     305,411                     $  9,736,902
    Institutional Class...............................  $  99,024,885
Shares of beneficial interest outstanding ($.001 par
 value; unlimited number of shares authorized):
    Class A Shares....................................        630,044         712,360        3,993,057
    Class B Shares....................................         23,108                          710,887
    Institutional Class...............................      7,460,747
Class A Shares:
 Net asset value and redemption price per share*......         $13.25          $13.49           $13.83
 Maximum offering price per share (net asset value per
   share: 95.5% for VEIF and VBAL, 95.25% for GIF,
   CGF, VSCEF, VLCEF).................................         $13.91                           $14.48
Class B Shares:
 Net asset value and offering price per share*........         $13.22                           $13.70
Institutional Shares:
 Net asset value and offering price per share*........         $13.27
                                                          ===========       =========       ==========
Cost of Investments...................................  $  89,152,342     $ 7,565,255     $ 63,501,932
                                                          ===========       =========       ==========

---------------

 # Formerly the Vista Equity Fund.
## In 1996, the fund changed its fiscal year end from November 30 to October 31.
 * Net assets/shares outstanding.

                       See notes to financial statements.

VISTA MUTUAL FUNDS
STATEMENT OF OPERATIONS For the year ended October 31, 1996
--------------------------------------------------------------------------------

                                                                       Vista Growth &     Vista Capital      Vista Small Cap
                                                                           Income             Growth             Equity
                                                                            Fund               Fund               Fund
                                                                       --------------     --------------     ---------------
INVESTMENT INCOME:
 Dividend..........................................................                                            $   581,326
 Interest..........................................................                                              1,908,176
 Investment income from Portfolio..................................     $ 54,069,309       $  17,508,117                --
 Foreign taxes withheld............................................         (130,562)            (12,457)             (205)
 Expenses from Portfolio...........................................       (9,121,769)         (5,056,071)               --
                                                                        ------------        ------------       -----------
      Total investment income......................................       44,816,978          12,439,589         2,489,297
                                                                        ------------        ------------       -----------
EXPENSES: (Note 2)
 Administration fees...............................................        1,942,502           1,053,704           246,846
 Distribution fees.................................................        6,450,305           4,076,849           588,741
 Investment advisory fees..........................................               --                  --         1,069,668
 Shareholder servicing fees........................................        4,856,255           2,634,261           192,745
 Custodian fees....................................................               --                  --           105,505
 Printing and postage..............................................           86,959              67,809            21,066
 Professional fees.................................................          215,228             140,675            29,410
 Registration costs................................................           87,397             108,493           109,258
 Transfer agent fees...............................................        4,108,132           2,459,072           394,202
 Trustees fees and expenses........................................           81,615              49,114            13,301
 Other.............................................................          209,048             148,355            24,648
                                                                        ------------        ------------       -----------
      Total expenses...............................................       18,037,441          10,738,332         2,795,390
                                                                        ------------        ------------       -----------
 Less amounts waived (Note 2E).....................................               --                  --            75,917
                                                                        ------------        ------------       -----------
   Net expenses....................................................       18,037,441          10,738,332         2,719,473
                                                                        ------------        ------------       -----------
   Net investment income (loss)....................................       26,779,537           1,701,257          (230,176)
                                                                        ------------        ------------       -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
 Net realized gain on:
   Investments.....................................................      151,976,351         132,727,253         3,966,439
   Futures and written option transactions.........................        7,686,258                  --            22,024
 Change in net unrealized appreciation on:
   Investments.....................................................      154,859,839          71,516,843        32,105,210
   Futures and written option transactions.........................               --                  --           463,927
                                                                        ------------        ------------       -----------
 Net realized and unrealized gain on investments...................      314,522,448         204,244,096        36,557,600
                                                                        ------------        ------------       -----------
 Net increase in net assets from operations........................     $341,301,985       $ 205,945,353       $36,327,424
                                                                        ============        ============       ===========

                                                                                                                  Vista
                                                                      Vista Equity       Vista Large Cap        American
                                                                         Income              Equity               Value
                                                                          Fund                Fund#              Fund##
                                                                     ---------------     ---------------     ---------------
INVESTMENT INCOME:
 Dividend..........................................................    $     447,641       $ 1,523,458         $     156,894
 Interest..........................................................           90,692           386,961                56,297
 Investment income from Portfolio..................................               --                --                    --
 Foreign taxes withheld............................................           (3,069)           (6,916)                  (82)
 Expenses from Portfolio...........................................               --                --                    --
                                                                          ----------       -----------         -------------
      Total investment income......................................          535,264         1,903,503               213,109
                                                                          ----------       -----------         -------------
EXPENSES: (Note 2)
 Administration fees...............................................           20,538           126,664                 9,506
 Distribution fees.................................................           34,713            80,135                11,065
 Investment advisory fees..........................................           54,769           337,772                57,746
 Shareholder servicing fees........................................           34,231           139,400                22,535
 Custodian fees....................................................           35,657            40,276                26,673
 Printing and postage..............................................            2,498             5,032                 7,648
 Professional fees.................................................           35,455            29,761                17,729
 Registration costs................................................           44,854            23,913                15,202
 Transfer agent fees...............................................           51,366            49,864                13,959
 Trustees fees and expenses........................................            1,046             6,684                   650
 Other.............................................................            3,278             2,331                12,529
                                                                          ----------       -----------         -------------
      Total expenses...............................................          318,405           841,832               195,242
                                                                          ----------       -----------         -------------
 Less amounts waived (Note 2E).....................................          112,300           467,811                89,081
                                                                          ----------       -----------         -------------
   Net expenses....................................................          206,105           374,021               106,161
                                                                          ----------       -----------         -------------
   Net investment income (loss)....................................          329,159         1,529,482               106,948
                                                                          ----------       -----------         -------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
 Net realized gain on:
   Investments.....................................................        1,828,111        15,140,787               500,892
   Futures and written option transactions.........................               --                --                    --
 Change in net unrealized appreciation on:
   Investments.....................................................        1,356,617         6,075,061               716,130
   Futures and written option transactions.........................               --                --                    --
                                                                          ----------       -----------         -------------
 Net realized and unrealized gain on investments...................        3,184,728        21,215,848             1,217,022
                                                                          ----------       -----------         -------------
 Net increase in net assets from operations........................    $   3,513,887       $22,745,330         $   1,323,970
                                                                          ==========       ===========         =============


                                                                          Vista
                                                                        Balanced
                                                                          Fund
                                                                     ---------------
INVESTMENT INCOME:
 Dividend..........................................................    $     522,083
 Interest..........................................................        1,623,795
 Investment income from Portfolio..................................               --
 Foreign taxes withheld............................................           (2,949)
 Expenses from Portfolio...........................................               --
                                                                       -------------
      Total investment income......................................        2,142,929
                                                                       -------------
EXPENSES: (Note 2)
 Administration fees...............................................           76,196
 Distribution fees.................................................          166,637
 Investment advisory fees..........................................          253,986
 Shareholder servicing fees........................................          126,993
 Custodian fees....................................................           67,279
 Printing and postage..............................................            9,690
 Professional fees.................................................           29,799
 Registration costs................................................           59,039
 Transfer agent fees...............................................          129,113
 Trustees fees and expenses........................................            3,934
 Other.............................................................           21,109
                                                                       -------------
      Total expenses...............................................          943,775
                                                                       -------------
 Less amounts waived (Note 2E).....................................          249,344
                                                                       -------------
   Net expenses....................................................          694,431
                                                                       -------------
   Net investment income (loss)....................................        1,448,498
                                                                       -------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
 Net realized gain on:
   Investments.....................................................        3,950,647
   Futures and written option transactions.........................               --
 Change in net unrealized appreciation on:
   Investments.....................................................        4,273,241
   Futures and written option transactions.........................               --
                                                                       -------------
 Net realized and unrealized gain on investments...................        8,223,888
                                                                       -------------
 Net increase in net assets from operations........................    $   9,672,386
                                                                       =============

---------------
 # Formerly the Vista Equity Fund.
## In 1996, the fund changed its fiscal year end from November 30 to October 31.
   The period shown is December 1, 1995 through October 31, 1996.

                       See notes to financial statements.

VISTA MUTUAL FUNDS
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                      Vista Growth &                        Vista Capital
                                                          Income                                Growth
                                                           Fund                                  Fund
                                            ----------------------------------    ----------------------------------
                                                        Year Ended                            Year Ended
                                            ----------------------------------    ----------------------------------
                                               10/31/96           10/31/95           10/31/96           10/31/95
                                            ---------------    ---------------    ---------------    ---------------
INCREASE IN NET ASSETS
OPERATIONS:
 Net investment income (loss)............   $    26,779,537    $    30,940,408    $     1,701,257    $     3,692,366
 Net realized gain on investments and
   futures transactions..................       159,662,609         93,343,085        132,727,253         37,651,492
 Change in net unrealized appreciation on
   investments and futures...............       154,859,839        148,638,515         71,516,843         81,591,993
                                             --------------     --------------     --------------     --------------
 Increase in net assets from
   operations............................       341,301,985        272,922,008        205,945,353        122,935,851
                                             --------------     --------------     --------------     --------------
NET EQUALIZATION CREDITS (DEBITS) (Note
 1C):....................................                --           (295,049)                --            245,128
                                             --------------     --------------     --------------     --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM: (Note
 1C):
 Net investment income...................       (27,278,466)       (30,881,111)        (2,370,914)        (4,273,755)
 Net realized gain on investment
   transactions..........................       (90,504,699)                --        (37,648,366)       (15,178,282)
                                             --------------     --------------     --------------     --------------
      Total dividends and
        distributions....................      (117,783,165)       (30,881,111)       (40,019,280)       (19,452,037)
                                             --------------     --------------     --------------     --------------
Increase (decrease) from capital share
 transactions (Note 5)...................       (29,330,249)       (20,845,358)       (40,621,092)       230,587,856
                                             --------------     --------------     --------------     --------------
      Total increase (decrease) in net
        assets...........................       194,188,571        220,900,490        125,304,981        334,316,798
NET ASSETS:
 Beginning of period.....................     1,795,174,680      1,574,274,190      1,007,950,981        673,634,183
                                             --------------     --------------     --------------     --------------
 End of period...........................   $ 1,989,363,251    $ 1,795,174,680    $ 1,133,255,962    $ 1,007,950,981
                                             ==============     ==============     ==============     ==============


                                                  Vista Small Cap                   Vista Equity
                                                      Equity                           Income
                                                       Fund                             Fund
                                           -----------------------------    ----------------------------
                                               Year          12/20/94##              Year Ended
                                               Ended          through       ----------------------------
                                             10/31/96         10/31/95        10/31/96        10/31/95
                                           -------------    ------------    ------------    ------------
INCREASE IN NET ASSETS
OPERATIONS:
 Net investment income (loss)............  ($    230,176)   $     58,219    $    329,159    $    311,627
 Net realized gain on investments and
   futures transactions..................      3,988,463       1,003,383       1,828,111         737,043
 Change in net unrealized appreciation on
   investments and futures...............     32,569,137       6,598,340       1,356,617         778,380
                                            ------------     -----------     -----------     -----------
 Increase in net assets from
   operations............................     36,327,424       7,659,942       3,513,887       1,827,050
                                            ------------     -----------     -----------     -----------
NET EQUALIZATION CREDITS (DEBITS) (Note
 1C):....................................             --          43,982              --          (4,769)
                                            ------------     -----------     -----------     -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM: (Note
 1C):
 Net investment income...................       (112,777)        (58,219)       (305,452)       (325,585)
 Net realized gain on investment
   transactions..........................       (926,492)         (6,756)       (736,935)       (365,232)
                                            ------------     -----------     -----------     -----------
      Total dividends and
        distributions....................     (1,039,269)        (64,975)     (1,042,387)       (690,817)
                                            ------------     -----------     -----------     -----------
Increase (decrease) from capital share
 transactions (Note 5)...................    168,374,984      57,724,345       3,843,734        (803,127)
                                            ------------     -----------     -----------     -----------
      Total increase (decrease) in net
        assets...........................    203,663,139      65,363,294       6,315,234         328,337
NET ASSETS:
 Beginning of period.....................     65,363,294              --      11,737,165      11,408,828
                                            ------------     -----------     -----------     -----------
 End of period...........................  $ 269,026,433    $ 65,363,294    $ 18,052,399    $ 11,737,165
                                            ============     ===========     ===========     ===========

---------------

## Fund commenced operations 12/20/94.

                       See notes to financial statements.

VISTA MUTUAL FUNDS
STATEMENT OF CHANGES IN NET ASSETS (continued)
--------------------------------------------------------------------------------

                                                                                                                     Vista
                                                                                      Vista Large Cap              American
                                                                                          Equity                     Value
                                                                                           Fund*                     Fund
                                                                              -------------------------------     -----------
                                                                                        Year Ended                  12/1/95
                                                                              -------------------------------       through
                                                                                10/31/96          10/31/95        10/31/96**
                                                                              -------------     -------------     -----------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net investment income....................................................    $   1,529,482     $   1,508,268     $   106,948
 Net realized gain on investments and futures
   transactions...........................................................       15,140,787         6,905,243         500,892
 Change in net unrealized appreciation on investments and futures.........        6,075,061         3,304,651         716,130
                                                                              --------------      -----------      ----------
 Increase in net assets from operations...................................       22,745,330        11,718,162       1,323,970
                                                                              --------------      -----------      ----------
NET EQUALIZATION CREDITS (DEBITS) (Note 1C):..............................               --           (67,743)             --
                                                                              --------------      -----------      ----------
DISTRIBUTIONS TO SHAREHOLDERS FROM: (Note 1C):
 Net investment income....................................................       (1,487,894)       (1,473,768)       (137,004)
 Net realized gain on investment transactions.............................       (6,908,375)      (12,783,335)       (184,857)
                                                                              --------------      -----------      ----------
      Total dividends and distributions...................................       (8,396,269)      (14,257,103)       (321,861)
                                                                              --------------      -----------      ----------
Increase (decrease) from capital share transactions (Note 5)..............       37,913,034        (9,794,030)        208,701
                                                                              --------------      -----------      ----------
      Total increase (decrease) in net assets.............................       52,262,095       (12,400,714)      1,210,810
NET ASSETS:
 Beginning of period......................................................       55,417,223        67,817,937       8,398,590
                                                                              --------------      -----------      ----------
 End of period............................................................    $ 107,679,318     $  55,417,223     $ 9,609,400
                                                                              ==============      ===========      ==========

                                                                                                        Vista
                                                                                                      Balanced
                                                                                                        Fund
                                                                                            -----------------------------
                                                                             02/03/95#               Year Ended
                                                                              through       -----------------------------
                                                                             11/30/95         10/31/96         10/31/95
                                                                            -----------     ------------     ------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net investment income....................................................  $   115,010     $  1,448,498     $    974,732
 Net realized gain on investments and futures
   transactions...........................................................       55,748        3,950,647        1,024,866
 Change in net unrealized appreciation on investments and futures.........    1,255,158        4,273,241        2,769,570
                                                                             ----------      -----------      -----------
 Increase in net assets from operations...................................    1,425,916        9,672,386        4,769,168
                                                                             ----------      -----------      -----------
NET EQUALIZATION CREDITS (DEBITS) (Note 1C):..............................           --               --           20,792
                                                                             ----------      -----------      -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM: (Note 1C):
 Net investment income....................................................      (44,600)      (1,328,956)        (986,430)
 Net realized gain on investment transactions.............................           --       (1,045,527)        (302,310)
                                                                             ----------      -----------      -----------
      Total dividends and distributions...................................      (44,600)      (2,374,483)      (1,288,740)
                                                                             ----------      -----------      -----------
Increase (decrease) from capital share transactions (Note 5)..............    7,017,274       17,603,211       11,319,914
                                                                             ----------      -----------      -----------
      Total increase (decrease) in net assets.............................    8,398,590       24,901,114       14,821,134
NET ASSETS:
 Beginning of period......................................................           --       40,068,532       25,247,398
                                                                             ----------      -----------      -----------
 End of period............................................................  $ 8,398,590     $ 64,969,646     $ 40,068,532
                                                                             ==========      ===========      ===========


---------------

 *  Previously the Vista Equity Fund
 ** In 1996, the fund changed its fiscal year end from November 30 to
     October 31.
 #  Fund commenced operations on February 3, 1995.

                       See notes to financial statements.

VISTA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS October 31, 1996
--------------------------------------------------------------------------------
1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES -- Mutual Fund Group ( the "Trust") was organized on May 11, 1987 as a Massachusetts Business Trust, and is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company. Vista Growth and Income Fund ("VGIF"), Vista Capital Growth Fund ("VCGF"), Vista Small Cap Equity Fund ("VSCEF"), Vista Equity Income Fund ("VEIF"), Vista Large Cap Equity Fund ("VLCEF") (formerly Vista Equity Fund), Vista American Value Fund ("VAVF") and Vista Balanced Fund ("VBAL"), collectively, the "Funds", are seven separate series of The Trust. The Funds offer various classes of shares as follows:

 Fund                                          Classes Offered
------                  -------------------------------------------------------------
VGIF                    Class A, Class B, Institutional
VCGF                    Class A, Class B, Institutional
VSCEF                   Class A, Class B, Institutional
VEIF                    Class A, Class B
VLCEF                   Class A, Class B, Institutional
VAVF                    Class A
VBAL                    Class A, Class B

Class A shares, with the exception of VAVF, generally provide for a front-end sales charge while Class B shares provide for a contingent deferred sales charge. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution fees and each class has exclusive voting rights with respect to its distribution plan. No sales charges are assessed with respect to the Institutional Class.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the
Funds:

    A.   VGIF and VCGF

    Effective November 29, 1993, VGIF and VCGF adopted the Master Feeder Fund structure through the contribution of their investment assets to their respective portfolios in exchange for beneficial interests in such portfolios of an equal value. Prior thereto each Fund owned individual investment securities. VGIF and VCGF seek to achieve their investment objective by investing all of their investable assets in the Growth and Income Portfolio and the Capital Growth Portfolio respectively (the "Portfolios") which like the Funds, are open-end management investment companies having the same investment objectives as the Funds. As of October 31, 1996 VGIF and VCGF owned 95.12% and 99.86% of the Growth and Income Portfolio, and of the Capital Growth Portfolio, respectively. The financial statements of each Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the financial statements of the Funds.

       1. Valuation of investments -- VGIF and VCGF record their investments in their respective Portfolios at value. Securities of the Portfolios are recorded at value as more fully discussed in the notes to those financial statements.

       2. Investment income and expenses -- VGIF and VCGF record daily their pro-rata share of the respective Portfolio's income, expenses, and realized and unrealized gains and losses. In addition, the Funds accrue their own expenses daily as incurred. Realized gains/losses and changes in unrealized appreciation/depreciation represent the Fund's share of such elements allocated from the portfolio.

    B.   VSCEF, VEIF, VLCEF, VAVF and VBAL

       1. Valuation of investments -- Equity securities, purchased options and futures are valued at the last sale price on the exchange on which they are primarily traded, including the NASDAQ National Market. Securities for which sale prices are not available and other over-the-counter securities are valued at the last quoted bid price. Bonds and other fixed income securities (other than short-term obligations), including listed issues, are valued on the basis of valuations supplied by pricing

VISTA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS October 31, 1996 (continued)
--------------------------------------------------------------------------------

       services or by matrix pricing systems of a major dealer in bonds. Short-term debt securities with 61 days or more to maturity at time of purchase are valued, through the 61st day prior to maturity, at market value based on quotations obtained from market makers or other appropriate sources; thereafter, the value on the 61st day is amortized on a straight-line basis over the remaining number of days to maturity. Short-term investments with 60 days or less to maturity at time of purchase are valued at amortized cost, which approximates market. Portfolio securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

       2. Repurchase agreements -- It is the Trust's policy that repurchase agreements are fully collateralized by U.S. Treasury and Government Agency securities. All collateral is held by the Trust's custodian bank, subcustodian, or a bank with which the custodian bank has entered into a subcustodian agreement, or is segregated in the Federal Reserve Book Entry System. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Trust may be delayed or limited.

       3. Futures contracts -- When a Fund enters into a futures contract, it makes an initial margin deposit in a segregated account, either in cash or liquid securities. Thereafter, the futures contract is marked to market and the fund makes (or receives) additional cash payments daily to the broker. Changes in the value of the contract are recorded as unrealized appreciation/depreciation until the contract is closed or settled.

       The Funds invest in stock index futures contracts for the purpose of hedging the Fund against share price volatility, which purpose may or may not be achieved. When the Fund is not fully invested in the securities market, it may enter into "long" positions in futures or options contracts in order to gain rapid market exposure that may in part or entirely offset increases in the cost of securities intended for purchase. Use of futures contracts subject the Fund to risk of loss in excess of amounts shown on the Statement of Assets and Liabilities, up to the amount of the value of the futures contracts as shown in the Portfolio of Investments at October 31, 1996.

       The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction, therefore, the Fund's credit risk is limited to failure of the exchange or board of trade.

       4. Written options -- When a Fund writes an option on a futures contract, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability is adjusted daily to reflect the current market value of the written options and the change is recorded in a corresponding unrealized gain or loss account. When a written option expires on its stipulated expiration date, or when a closing transaction is entered into, the related liability is extinguished and the Fund realizes a gain (or loss if the cost of the closing transaction exceeds the premium received when the option was written).

       The VSCEF writes options on stock index securities futures. These options are settled for cash and subject the Fund to market risk in excess of the amounts that are reflected in the Statement of Assets and Liabilities. The Fund, however, is not subject to credit risk on written options as the counterparty has already performed its obligation by paying a premium at the inception of the contract.

       As of October 31, 1996 the Funds had no outstanding written options.

       5. Security transactions and investment income -- Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date.

       6. Dollar Rolls -- VBAL enters into dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the interest earned on the cash

VISTA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS October 31, 1996 (continued)
--------------------------------------------------------------------------------

       proceeds of the initial sale and a fee earned for entering into the roll transaction. The fee is amortized into income over the duration of the roll transaction.

    C.   General Policies

       1. Organization costs -- Organization and initial registration costs incurred in connection with establishing the Funds have been deferred and are being amortized on a straight-line basis over a sixty month period beginning at the commencement of operations of each Fund.

       2. Federal income taxes -- Each Fund is treated as a separate taxable entity for Federal income tax purposes. The Trust's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income, and net realized gain on investments. In addition, the Trust intends to make distributions as required to avoid excise taxes. Accordingly, no provision for Federal income or excise tax is necessary.

       3. Distributions to shareholders -- Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. To the extent these "book/tax" differences are permanent in nature, (i.e., that they result from other than timing of recognition -- "temporary differences") such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment. The reclassifications for the funds are as follows: VSCEF paid in capital was increased by $12,570, accumulated undistributed net investment income was increased and accumulated undistributed net realized gain/loss was decreased by $338,573 and $351,143, respectively; VAVF paid in capital was decreased by $16,895, accumulated undistributed net investment income and accumulated undistributed net realized gain/loss were increased by $14,796 and $2,099, respectively; VBAL paid in capital was decreased by and accumulated undistributed net realized gain/loss was increased by $34. VLCEF Paid in Capital was increased by and accumulated undistributed realized gain/loss was decreased by $15,065. VGIF Paid in Capital was increased and accumulated undistributed net realized gain/loss was decreased by $22,417. VCGF Paid in Capital was increased by $10,580, accumulated undistributed investment income was increased and accumulated undistributed net realized gain/loss was decreased by $318,786 and $329,366, respectively. The adjustments for the Funds relate primarily to the character for tax purposes of certain short-term gains or losses. Dividends and distributions which exceed net investment income or net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or net realized capital gains.

       4. Equalization -- In prior years, certain of the Funds followed the practice of equalization by which a portion of proceeds from sales and cost of redemptions of Fund shares is credited or charged to undistributed net investment income. In the current fiscal year ending October 31, 1996, the Funds discontinued the practice of equalization, resulting in reclassifications from undistributed net investment income of $185,023, $152,267, $12,284, $515, $5,464 and $2,376 to accumulated paid-in capital for VGIF, VCGF, VSCEF, VEIF, VLCEF, and VBAL, respectively.

       5. Expenses -- Expenses directly attributable to a Fund are charged to that Fund; other expenses are allocated proportionately among each Fund within the Trust in relation to the net assets of each Fund or on another reasonable basis. In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

2.   FEES AND OTHER TRANSACTIONS WITH AFFILIATES

    A. Investment advisory fee -- Pursuant to separate Investment Advisory Agreements, The Chase Manhattan Bank, ("Chase" or the "Adviser") acts as the Investment Adviser to the VSCEF, VEIF, VLCEF, VAVF, and VBAL. Chase is a direct wholly-owned subsidiary

VISTA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS October 31, 1996 (continued)
--------------------------------------------------------------------------------

    of The Chase Manhattan Corporation. As Investment Adviser, Chase supervises the investments of the Funds and for such services is paid a fee. The fee is computed daily and paid monthly at an annual rate equal to 0.50% for VBAL, 0.65% for VSCEF and 0.40% for VEIF and for VLCEF; and 0.70% for VAVF of the average daily net assets. The Adviser, voluntarily waived all or a portion of its fees as outlined in Note 2.E. below.

    Chase Asset Management, Inc. ("CAM"), a registered investment adviser, is the sub-investment adviser to each Fund, with the exception of VAVF, pursuant to a Sub-Investment Advisory Agreement between CAM and Chase. CAM is a wholly owned subsidiary of Chase and is entitled to receive a fee, payable by Chase from its advisory fee, at an annual rate equal to 0.20% of VEIF and VLCEF; 0.25% of VBAL; and 0.30% of VSCEF's of average daily net assets.

    VanDeventer and Hoch, a registered investment adviser is the sub-investment advisor for VAVF pursuant to a Sub-Investment Advisory Agreement with Chase and is paid a fee by Chase at an annual rate equal to 0.35% of the VAVF's average daily net assets.

    B. Shareholder servicing fees -- The Trust has adopted an Administrative Services Plan which, among other things, provides that the Trust on behalf of the Funds may obtain the services of one or more Shareholder Servicing Agents. For its services, the Shareholder Servicing Agents receive a fee that is computed daily and paid monthly at an annual rate equal to 0.25% of the average daily net assets of each of the classes of the funds with the exception of the Class A Shares of the VSCEF. The VSCEF is charged a fee from non-affiliated shareholder serving agents not to exceed 0.25% of the net assets of the Class. The VLCEF had not been charged Shareholder Serving Fees prior to May 1, 1996. For the year ended October 31, 1996, Chase's Shareholder Servicing charges amounted to: VGIF: $4,802,014, VCGF:
    $2,539,324, VSCEF: $174,684, VEIF: $34,231, VLCEF: $139,400, VAVF: $22,535,
    and VBAL: $126,993.

    The Shareholder Servicing Agents have voluntarily waived all or a portion of their fees as outlined in Note 2.E. below.

    C. Distribution and sub-administration fees -- Pursuant to a Distribution and Sub-Administration Agreement, Vista Fund Distributors, Inc. (the "Distributor"), a wholly owned subsidiary of The BISYS Group, Inc., acts as the Trust's exclusive underwriter and promotes and arranges for the sale of each Fund's shares. In addition, the Distributor provides certain sub-administration services to the Trust, including providing officers, clerical staff and office space for an annual fee of 0.05% of the average daily net assets of each Fund.

    The Trustees have adopted Distribution Plans (the "Distribution Plans") for Class A and B (with the exception of VAVF) for the VGIF, VCGF, VSCEF, VEIF, VLCEF, VAVF, and VBAL in accordance with Rule 12b-1 under the 1940 Act. There is no Distribution Plan for the Institutional Classes. The Class A Distribution Plans provide that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates not to exceed 0.25% of the average daily net assets of the Class A Shares of each Fund with the exception of VGIF and VCGF which pay 0.20% for distribution services. The Class B Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at an annual rate not to exceed 0.75% of the average annual net assets of the Class B Shares for distribution services.

    Under Class A Distribution Plans for VGIF and VCGF, the Class A shares are also permitted to pay an additional fee at an annual rate not to exceed 0.05% of its average daily net assets in anticipation of, or as reimbursement for, expenses incurred in connection with print or electronic media advertising in connection with the sale of Fund shares. The maximum compensation paid by the Class A shares under the Class A Distribution Plan would be at an annual rate of 0.25% of its average daily net assets.

    The Distributor voluntarily waived all or a portion of distribution fees and sub-administration fees as outlined in Note 2.E. below.

    D. Administration fee -- Pursuant to an Administration Agreement, Chase (the "Administrator") provides certain administration services to the Trust. For these services and facilities, the Administrator receives from VSCEF, VEIF, VAVF, VBAL and VLCEF a fee computed at the annual rate equal to 0.10% of the respective Fund's average daily net assets and from VGIF and VCGF, a fee computed at the annual rate equal to 0.05% of the

VISTA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS October 31, 1996 (continued)
--------------------------------------------------------------------------------

    respective Fund's average daily net assets. The Administrator voluntarily waived all or a portion of the administration fees as outlined in Note 2.E. below.

    E. Waivers of fees -- For the year ended October 31, 1996, the Administrator and Distributor, Investment Adviser, Shareholder Servicing Agent, and Sub-Administrator voluntarily waived fees for each of the Funds as follows:

                                      VSCEF       VEIF        VLCEF       VAVF       VBAL
                                     --------   ---------   ---------   --------   ---------
    Administration.................  $  6,152   $  13,293   $  84,443   $  7,293   $  16,369
    Distribution...................        --      11,667      21,319     11,065       9,081
    Investment Advisory............    31,530      53,342     337,772     57,746     125,808
    Shareholder Servicing..........    38,235      33,998      24,277     12,977      98,086
                                     --------   ---------   ---------   --------   ---------
        Total......................  $ 75,917   $ 112,300   $ 467,811   $ 89,081   $ 249,344
                                     ========   =========   =========   ========   =========

    F. Other -- Certain officers of the Trust are officers of Vista Fund Distributors, Inc. or of its parent corporation, BISYS.

    Chase provides portfolio accounting and custody services for VSCEF, VEIF, VLCEF, VAVF and VBAL. Compensation for such services are presented in the Statement of Operations as custodian fees.

3. INVESTMENT TRANSACTIONS -- For the year ended October 31, 1996, purchases and sales of investments (excluding short-term investments) were as follows:

                         VSCEF               VEIF             VLCEF           VAVF            VBAL
                     --------------    ----------------    ------------    -----------    ------------
Purchases (excluding
 U.S. Government)... $  218,116,572    $     16,650,723    $ 67,220,374    $ 2,444,291    $ 37,321,706
Sales (excluding
 U.S. Government)...    103,873,136          15,102,327      85,416,184      1,957,189      26,132,324
Purchases of U.S.
 Government.........       --                   707,801         --                  --      26,433,423
Sales of U.S.
 Government.........       --                 --                --                  --      36,079,167

                          VGIF               VCGF
                     --------------    ----------------
Increase in
 Portfolio
 Investment......... $  409,347,169    $  1,111,940,498
Decrease in
 Portfolio
 Investment.........   (576,741,433)     (1,257,618,182)

4. FEDERAL INCOME TAX MATTERS -- For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at October 31, 1996 are as follows:

                              VSCEF            VEIF           VLCEF           VAVF            VBAL
                          -------------    ------------    ------------    -----------    ------------
Aggregate cost........... $ 227,198,669    $ 15,281,774    $ 89,183,486    $ 7,565,255    $ 63,512,987
                          -------------    ------------    ------------    -----------    ------------
Gross unrealized
 appreciation............    46,048,461       2,823,457      17,360,035      2,137,367       7,122,963
Gross unrealized
 depreciation............    (7,157,264)       (142,506)       (430,667)      (166,078)       (305,264)
                          -------------    ------------    ------------    -----------    ------------
Net unrealized
 appreciation............ $  38,891,197    $  2,680,951    $ 16,929,368    $ 1,971,289    $  6,817,699
                           ============     ===========     ===========     ==========     ===========

VISTA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS October 31, 1996 (continued)
--------------------------------------------------------------------------------

5. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST -- Transactions in Shares of Beneficial Interest were as follows:

                                             Vista Growth and Income Fund
                              ----------------------------------------------------------
                                               Years Ended October 31,
                              ----------------------------------------------------------
                                         1996                           1995
                              ---------------------------    ---------------------------
                                 Amount         Shares          Amount         Shares
                              -------------   -----------    -------------   -----------
           Class A
Shares sold.................. $ 306,503,072     8,420,913    $ 337,830,616    10,674,446
Shares issued in reinvestment
  of distributions...........    92,236,921     2,484,259       24,946,995       781,341
Shares redeemed..............  (513,091,350)  (13,861,216)    (464,207,149)  (14,660,747)
                              -------------   -----------    -------------   -----------
Net increase (decrease) in
  Trust shares outstanding... ($114,351,357)   (2,956,044)   ($101,429,538)   (3,204,960)
                              ==============  ===========    ==============  ===========

                                             Vista Growth and Income Fund
                              ----------------------------------------------------------
                                               Years Ended October 31,
                              ----------------------------------------------------------
                                         1996                           1995
                              ---------------------------    ---------------------------
                                 Amount         Shares          Amount         Shares
                              -------------   -----------    -------------   -----------
           Class B
Shares sold.................. $  79,219,484     2,192,200    $  98,186,608     3,087,386
Shares issued in reinvestment
  of distributions...........    16,665,854       458,019        2,937,427        92,139
Shares redeemed..............   (37,163,821)   (1,018,127)     (20,539,855)     (637,757)
                              -------------   -----------    -------------   -----------
Net increase (decrease) in
  Trust shares outstanding... $  58,721,517     1,632,092    $  80,584,180     2,541,768
                              ==============  ===========    ==============  ===========

                                Vista Growth and Income
                                         Fund
                              ---------------------------
                                       1/25/96*
                                        Through
                                       10/31/96
                              ---------------------------
                                 Amount         Shares
                              -------------   -----------
Institutional Class
Shares sold.................. $  33,434,619       905,660
Shares issued in reinvestment
  of distributions...........       332,694         8,842
Shares redeemed..............    (7,467,722)     (201,945)
                              -------------   -----------
Net increase (decrease) in
  Trust shares outstanding... $  26,299,591       712,557
                              ==============  ===========

VISTA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS October 31, 1996 (continued)
--------------------------------------------------------------------------------

                                             Vista Capital Growth Fund
                           --------------------------------------------------------------
                                              Years Ended October 31,
                           --------------------------------------------------------------
                                       1996                             1995
                           -----------------------------    -----------------------------
                               Amount          Shares           Amount          Shares
                           ---------------   -----------    ---------------   -----------
Class A
Shares sold............... $ 1,071,881,119    28,226,297    $ 1,239,572,225    37,056,900
Shares issued in
  reinvestment of
  distributions...........      28,044,019       781,770         14,790,541       476,453
Shares redeemed...........  (1,195,855,101)  (31,513,482)    (1,136,103,052)  (33,640,091)
                           ---------------   -----------    ---------------   -----------
Net increase (decrease)
  in Trust shares
  outstanding............. ($   95,929,963)   (2,505,415)   $   118,259,714     3,893,262
                           ===============   ===========    ===============   ===========

                                             Vista Capital Growth Fund
                           --------------------------------------------------------------
                                              Years Ended October 31,
                           --------------------------------------------------------------
                                       1996                             1995
                           -----------------------------    -----------------------------
                               Amount          Shares           Amount          Shares
                           ---------------   -----------    ---------------   -----------
Class B
Shares sold............... $    77,108,472     2,040,428    $   135,751,317     4,172,672
Shares issued in
  reinvestment of
  distributions...........       9,795,148       275,885          3,597,211       117,362
Shares redeemed...........     (59,845,813)   (1,574,692)       (27,020,386)     (812,120)
                           ---------------   -----------    ---------------   -----------
Net increase (decrease)
  in Trust shares
  outstanding............. $    27,057,807       741,621    $   112,328,142     3,477,914
                           ===============   ===========    ===============   ===========

                             Vista Capital Growth Fund
                           -----------------------------
                                     1/25/96*
                                      Through
                                     10/31/96
                           -----------------------------
                               Amount          Shares
                           ---------------   -----------
Institutional Class
Shares sold............... $    32,122,751       857,195
Shares issued in
  reinvestment of
  distributions...........          85,889         2,222
Shares redeemed...........      (3,957,576)     (101,705)
                           ---------------   -----------
Net increase (decrease)
  in Trust shares
  outstanding............. $    28,251,064       757,712
                           ===============   ===========

VISTA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS October 31, 1996 (continued)
--------------------------------------------------------------------------------

                                              Vista Small Cap Equity Fund
                               ---------------------------------------------------------
                                                                     12/20/94**
                                       Year Ended                      Through
                                    October 31, 1996                  10/31/95
                               --------------------------    ---------------------------
                                  Amount         Shares         Amount         Shares
                               -------------   ----------    -------------   -----------
Class A
Shares sold................... $ 138,067,616    7,720,099    $  40,671,733     3,072,528
Shares issued in reinvestment
  of distributions............       686,496       43,642           43,355         3,317
Shares redeemed...............   (65,215,259)  (3,588,493)      (2,447,710)     (173,634)
Hanover acquisition...........     7,769,538      467,812         --             --
                               -------------   ----------    -------------   -----------
Net increase (decrease) in
  Trust shares outstanding.... $  81,308,391    4,643,060    $  38,267,378     2,902,211
                               ==============  ==========    ==============  ===========

                                              Vista Small Cap Equity Fund
                               ---------------------------------------------------------
                                                                      03/28/95*
                                       Year Ended                      Through
                                    October 31, 1996                  10/31/95
                               --------------------------    ---------------------------
                                  Amount         Shares         Amount         Shares
                               -------------   ----------    -------------   -----------
Class B
Shares sold................... $  48,475,336    2,773,564    $  19,979,829     1,477,956
Shares issued in reinvestment
  of distributions............       306,606       19,554           17,854         1,358
Shares redeemed...............    (7,189,827)    (407,340)        (540,716)      (38,576)
                               -------------   ----------    -------------   -----------
Net increase (decrease) in
  Trust shares outstanding.... $  41,592,115    2,385,778    $  19,456,967     1,440,738
                               ==============  ==========    ==============  ===========

                                 Vista Small Cap Equity
                                          Fund
                               --------------------------
                                        5/07/96*
                                        Through
                                        10/31/96
                               --------------------------
                                  Amount         Shares
                               -------------   ----------
Institutional Class
Shares sold................... $   7,753,068      409,919
Shares issued in reinvestment
  of distributions............      --             --
Shares redeemed...............        (3,601)        (186)
Hanover Acquisition...........    37,725,011    2,271,466
                               -------------   ----------
Net increase (decrease) in
  Trust shares outstanding.... $  45,474,478    2,681,199
                               ==============  ==========

VISTA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS October 31, 1996 (continued)
--------------------------------------------------------------------------------

                                               Vista Equity Income Fund
                               ---------------------------------------------------------
                                                Years Ended October 31,
                               ---------------------------------------------------------
                                          1996                          1995
                               --------------------------    ---------------------------
                                  Amount         Shares         Amount         Shares
                               -------------   ----------    -------------   -----------
Class A
Shares sold................... $   5,415,420      357,907    $   1,418,840       117,176
Shares issued in reinvestment
  of distributions............       878,167       63,521          576,869        49,758
Shares redeemed...............    (2,986,103)    (202,972)      (2,798,836)     (231,862)
                               -------------   ----------    -------------   -----------
Net increase (decrease) in
  Trust shares outstanding.... $   3,307,484      218,456    ($    803,127)      (64,928)
                               ==============  ==========    ==============  ===========

                                Vista Equity Income Fund
                               --------------------------
                                        5/07/96*
                                        Through
                                        10/31/96
                               --------------------------
                                  Amount         Shares
                               -------------   ----------
Class B
Shares sold................... $     546,464       35,836
Shares issued in reinvestment
  of distributions............         1,831          120
Shares redeemed...............       (12,045)        (792)
                               -------------   ----------
Net increase (decrease) in
  Trust shares outstanding.... $     536,250       35,164
                               ==============  ==========

                                 Vista Large Cap Equity
                                         Fund#
                               --------------------------
                                        5/08/96*
                                        Through
                                        10/31/96
                               --------------------------
                                  Amount         Shares
                               -------------   ----------
Class A
Shares sold................... $   8,241,907      674,653
Shares issued in reinvestment
  of distributions............        40,764        3,227
Shares redeemed...............      (606,869)     (47,836)
                               -------------   ----------
Net increase (decrease) in
  Trust shares outstanding.... $   7,675,802      630,044
                               ==============  ==========

VISTA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS October 31, 1996 (continued)
--------------------------------------------------------------------------------

                                 Vista Large Cap Equity
                                         Fund#
                               --------------------------
                                        5/07/96*
                                        Through
                                        10/31/96
                               --------------------------
                                  Amount         Shares
                               -------------   ----------
Class B
Shares sold................... $     294,905       23,070
Shares issued in reinvestment
  of distributions............           500           38
Shares redeemed...............      --             --
                               -------------   ----------
Net increase (decrease) in
  Trust shares outstanding.... $     295,405       23,108
                               ==============  ==========

                                             Vista Large Cap Equity Fund#
                               ---------------------------------------------------------
                                                Years Ended October 31,
                               ---------------------------------------------------------
                                          1996                          1995
                               --------------------------    ---------------------------
                                  Amount         Shares         Amount         Shares
                               -------------   ----------    -------------   -----------
Institutional Class
Shares sold................... $  13,383,049    1,087,973    $   8,812,141       760,959
Shares issued in reinvestment
  of distributions............     7,388,210      646,401       13,164,314     1,297,064
Shares redeemed...............   (45,574,669)  (3,792,063)     (31,770,485)   (2,684,018)
Hanover acquisition...........    54,745,237    4,989,990         --             --
                               -------------   ----------    -------------   -----------
Net increase (decrease) in
  Trust shares outstanding.... $  29,941,827    2,932,301       (9,794,030)     (625,995)
                               ==============  ==========    ==============  ===========

                                               Vista American Value Fund
                               ---------------------------------------------------------
                                       12/01/96##                    02/03/95**
                                        Through                        Through
                                        10/31/96                      11/30/95
                               --------------------------    ---------------------------
                                  Amount         Shares         Amount         Shares
                               -------------   ----------    -------------   -----------
Class A
Shares sold................... $   1,539,038      122,851    $   7,267,905       717,505
Shares issued in reinvestment
  of distributions............       316,992       25,852           44,599         4,188
Shares redeemed...............    (1,647,329)    (130,112)        (295,230)      (27,919)
                               -------------   ----------    -------------   -----------
Net increase (decrease) in
  Trust shares outstanding.... $     208,701       18,591    $   7,017,274       693,774
                               ==============  ==========    ==============  ===========

VISTA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS October 31, 1996 (continued)
--------------------------------------------------------------------------------

                                                  Vista Balanced Fund
                               ---------------------------------------------------------
                                                Years Ended October 31,
                               ---------------------------------------------------------
                                          1996                          1995
                               --------------------------    ---------------------------
                                  Amount         Shares         Amount         Shares
                               -------------   ----------    -------------   -----------
Class A
Shares sold................... $  11,377,412      866,348    $  13,619,762     1,147,533
Shares issued in reinvestment
  of distributions............     1,999,265      154,306        1,074,605        94,732
Shares redeemed...............    (7,725,832)    (587,614)      (5,578,221)     (489,732)
IEEE merger...................     9,380,999      849,658         --             --
                               -------------   ----------    -------------   -----------
Net increase (decrease) in
  Trust shares outstanding.... $  15,031,844    1,282,698    $   9,116,146       752,533
                               ==============  ==========    ==============  ===========

                                                  Vista Balanced Fund
                               ---------------------------------------------------------
                                                Years Ended October 31,
                               ---------------------------------------------------------
                                          1996                          1995
                               --------------------------    ---------------------------
                                  Amount         Shares         Amount         Shares
                               -------------   ----------    -------------   -----------
Class B
Shares sold................... $   3,442,067      264,808    $   2,522,739       219,604
Shares issued in reinvestment
  of distributions............       330,884       25,817          180,001        15,917
Shares redeemed...............    (1,201,584)     (92,310)        (498,972)      (44,230)
                               -------------   ----------    -------------   -----------
Net increase (decrease) in
  Trust shares outstanding.... $   2,571,367      198,315    $   2,203,768       191,291
                               ==============  ==========    ==============  ===========

---------------

  * Commencement of offering class of shares
 ** Fund commenced operations.
  # Previously the Vista Equity Fund.
 ## In 1996, the fund changed its fiscal year end from November 30 to October 31.
    The period shown is December 1, 1995 through October 31, 1996.

VISTA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS October 31, 1996 (continued)
--------------------------------------------------------------------------------

6. RETIREMENT PLAN -- The funds have adopted an unfunded noncontributory defined benefit pension plan covering all independent trustees of the Funds who will have served as an independent trustee for at least five years at the time of retirement. Benefits under this plan are based on compensation and years of service. Pension expenses for the year ended October 31, 1996, included in Trustees Fees and Expenses in the Statement of Operations, prepaid pension costs and accrued pension liability included in other assets, and other accrued liabilities, respectively, in the Statement of Assets and Liabilities were as follows:

                                                                    Prepaid    Accrued
                                                        Pension     Pension    Pension
                                                        Expenses     Asset     Liability
                                                        --------    -------    -------
GIF.................................................... $18,735     $58,067    $76,802
CGF....................................................   9,883      30,632    40,515
VSCEF..................................................   4,380      13,575    17,955
VEIF...................................................     288         894     1,182
VLCEF..................................................   1,974       6,120     8,094
VAVF...................................................     177         549       726
VBAL...................................................   1,163       3,603     4,766

7. MERGERS -- On May 6, 1996, The Vista American Value Fund acquired the net assets of the Hanover American Value Fund in a tax-free reorganization. At the time of the reorganization, the acquired Fund had approximately $8.4 million in net assets. The Vista Fund had no assets and no activity prior to the acquisition. The information included in the financial statements for the VAVF for the period prior to May 6, 1996 relates to the predecessor Hanover Fund.

Also on May 6, 1996, The Vista Large Cap Equity Fund and the Vista Small Cap Equity Fund acquired all of the net assets of the Hanover Blue Chip Growth Fund and the Hanover Small Capitalization Growth Fund, respectively, pursuant to a plan of reorganization approved by Hanover Fund shareholders in April of 1996. The acquisition was accomplished by a tax-free exchange of shares as shown in the table below.

On June 10, 1996, the Vista Balanced Fund acquired all the net assets of the IEEE Balanced Fund pursuant to a plan of reorganization approved by the IEEE Balanced Fund shareholders in April of 1996. The acquisition was accomplished by a tax-free exchange of shares as shown in the table below.

                                             The Blue       The Small
                                           Chip Growth     Capitalization
              Acquired Funds                   Fund        Growth Fund        IEEE
                                           ------------    ------------    -----------
Shares Exchanged..........................    5,277,621       4,587,887        955,190
Net Assets (in millions).................. $       60.4    $       50.4    $      11.3

                                              Vista           Vista           Vista
                                            Large Cap       Small Cap       Balanced
               Vista Funds                 Equity Fund     Equity Fund        Fund
                                           ------------    ------------    -----------
Vista Shares Issued.......................    4,989,990       2,739,278        849,658
Aggregate Net Assets After Acquisition.... $118,556,169    $194,143,252    $58,491,280

VISTA MUTUAL FUNDS
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OF BENEFICIAL INTEREST
OUTSTANDING
Throughout each period indicated
--------------------------------------------------------------------------------

                                                                             Vista Growth & Income Fund
                                                   -------------------------------------------------------------------------------
                                                                                Class A                                   Class B
                                                   ------------------------------------------------------------------     --------
                                                                                                                            Year
                                                                               Year Ended                                  Ended
                                                   ------------------------------------------------------------------     --------
                                                    10/31/96       10/31/95       10/31/94      10/31/93     10/31/92     10/31/96
                                                   ----------     ----------     ----------     --------     --------     --------
Per Share Operating Performance
Net Asset Value, Beginning of Period.............  $    34.96     $    30.26     $    30.99     $  26.60     $  25.49     $  34.81
                                                   ----------     ----------     ----------     --------     --------     --------
 Income From Investment Operations
   Net Investment Income.........................       0.599          0.614          0.466        0.341        0.313        0.366
   Net Gains or (Losses) in Securities (both
     realized and unrealized)....................       5.960          4.710         (0.429)       5.007        2.702        5.984
                                                   ----------     ----------     ----------     --------     --------     --------
   Total from Investment Operations..............       6.559          5.324          0.037        5.348        3.015        6.350
                                                   ----------     ----------     ----------     --------     --------     --------
 Less Distributions
   Dividends from Net Investment Income..........       0.549          0.621          0.422        0.338        0.313        0.379
   Distributions from Capital Gains..............       1.762             --          0.345        0.620        1.587        1.762
                                                   ----------     ----------     ----------     --------     --------     --------
   Total Distributions...........................       2.311          0.621          0.767        0.958        1.900        2.141
                                                   ----------     ----------     ----------     --------     --------     --------
Net Asset Value, End of Period...................  $    39.21     $    34.96     $    30.26     $  30.99     $  26.60     $  39.02
                                                   ==========     ==========     ==========     ========     ========     ========
Total Return (1).................................      19.60%         17.79%          0.15%       20.47%       12.34%       19.02%
Ratios/Supplemental Data
 Net Assets, End of Period (000 omitted).........  $1,590,893     $1,521,489     $1,413,899     $949,465     $149,506     $370,496
 Ratio of Expenses to Average Net Assets #.......       1.32%          1.43%          1.40%        1.39%        1.43%        1.81%
 Ratio of Net Investment Income to Average Net
   Assets #......................................       1.46%          1.93%          1.60%        1.07%        1.19%        0.95%
 Ratio of Expenses Without Waivers and Assumption
   of Expenses to Average Net Assets #...........       1.32%          1.45%          1.40%        1.39%        1.46%        1.81%
 Ratio of Net Investment Income Without Waivers
   and Assumptions of Expenses #.................       1.46%          1.91%          1.60%        1.07%        1.16%        0.95%
Portfolio Turnover Rate..........................                                                    41%          56%


                                                        Vista Growth & Income Fund
                                                   ------------------------------------
                                                         Class B              Class I
                                                   ----------------------     ---------
                                                   Year Ended     11/4/93**     1/25/96**
                                                   ----------      Through       Through
                                                   10/31/95       10/31/94      10/31/96
                                                   --------       ---------     ---------
Per Share Operating Performance
Net Asset Value, Beginning of Period.............  $  30.12       $  30.39       $ 34.80
                                                   --------       --------       -------
 Income From Investment Operations
   Net Investment Income.........................     0.463          0.336         0.467
   Net Gains or (Losses) in Securities (both
     realized and unrealized)....................     4.700          0.109         4.459
                                                   --------       --------       -------
   Total from Investment Operations..............     5.163          0.445         4.926
                                                   --------       --------       -------
 Less Distributions
   Dividends from Net Investment Income..........     0.470          0.370         0.471
   Distributions from Capital Gains..............        --          0.345            --
                                                   --------       --------       -------
   Total Distributions...........................     0.470          0.715         0.471
                                                   --------       --------       -------
Net Asset Value, End of Period...................  $  34.81       $  30.12       $ 39.26
                                                   ========       ========       =======
Total Return (1).................................    17.21%          1.55%        13.39%
Ratios/Supplemental Data
 Net Assets, End of Period (000 omitted).........  $273,685       $160,375       $27,974
 Ratio of Expenses to Average Net Assets #.......     1.93%          1.89%         1.24%
 Ratio of Net Investment Income to Average Net
   Assets #......................................     1.38%          1.21%         1.73%
 Ratio of Expenses Without Waivers and Assumption
   of Expenses to Average Net Assets #...........     1.94%          1.89%         1.24%
 Ratio of Net Investment Income Without Waivers
   and Assumptions of Expenses #.................     1.37%          1.21%         1.73%
Portfolio Turnover Rate..........................

---------------

 ** Commencement of offering of class of shares.
  # Short periods have been annualized.
(1) Total return figures do not include the effect of any sales load.

                       See notes to financial statements.

VISTA MUTUAL FUNDS
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OF BENEFICIAL INTEREST
OUTSTANDING
Throughout each period indicated (continued)
--------------------------------------------------------------------------------

                                                                                 Vista Capital Growth Fund
                                                         -------------------------------------------------------------------------
                                                                                   Class A                                Class B
                                                         ------------------------------------------------------------     --------
                                                                                                                            Year
                                                                                  Year Ended                               Ended
                                                         ------------------------------------------------------------     --------
                                                         10/31/96     10/31/95     10/31/94     10/31/93     10/31/92     10/31/96
                                                         --------     --------     --------     --------     --------     --------
Per Share Operating Performance
Net Asset Value, Beginning of Period.................    $  35.65     $  32.17     $  32.01     $  25.12     $ 22.02      $  35.39
                                                         --------     --------     --------     --------     -------      --------
 Income From Investment Operations
   Net Investment Income.............................       0.147        0.189        0.099@       0.064       0.078        (0.076)
   Net Gains or (Losses) in Securities (both realized
     and unrealized).................................       7.270        4.160        0.719        7.173       3.044         7.246
                                                         --------     --------     --------     --------     -------      --------
   Total from Investment Operations..................       7.417        4.349        0.818        7.237       3.122         7.170
                                                         --------     --------     --------     --------     -------      --------
 Less Distributions
   Dividends from Net Investment Income..............       0.117        0.189        0.027        0.093       0.017            --
   Distributions from Capital Gains..................       1.355        0.676        0.631        0.257          --         1.355
                                                         --------     --------     --------     --------     -------      --------
   Total Distributions...............................       1.472        0.865        0.658        0.350       0.017         1.355
                                                         --------     --------     --------     --------     -------      --------
Net Asset Value, End of Period.......................    $  41.60     $  35.65     $  32.17     $  32.01     $ 25.12      $  41.21
                                                         ========     ========     ========     ========     =======      ========
Total Return (1).....................................      21.48%       13.89%        2.62%       29.06%      14.16%        20.88%
Ratios/Supplemental Data
 Net Assets, End of Period (000 omitted).............    $767,998     $747,575     $549,411     $225,235     $39,836      $333,703
 Ratio of Expenses to Average Net Assets #...........       1.37%        1.51%        1.49%        1.49%       1.40%         1.87%
 Ratio of Net Investment Income to Average Net Assets
   #.................................................       0.39%        0.54%        0.33%        0.12%       0.32%        (0.21%)
 Ratio of Expenses Without Waivers and Assumption of
   Expenses to Average Net Assets #..................       1.37%        1.53%        1.50%        1.49%       1.77%         1.87%
 Ratio of Net Investment Income Without Waivers and
   Assumptions of Expenses #.........................       0.39%        0.52%        0.32%        0.12%      (0.05%)       (0.21%)
Portfolio Turnover Rate..............................                                                43%         67%

                                                            Vista Capital Growth Fund
                                                       -----------------------------------
                                                                Class B            Class I
                                                       -----------------------    ---------
                                                       Year Ended   11/4/93**     1/25/96**
                                                       ----------    Through       Through
                                                       10/31/95     10/31/94      10/31/96
                                                       --------     ---------     ---------
Per Share Operating Performance
Net Asset Value, Beginning of Period.................  $  32.03     $  31.38       $ 35.26
                                                       --------     --------       -------
 Income From Investment Operations
   Net Investment Income.............................     0.044        0.011@        0.172
   Net Gains or (Losses) in Securities (both realized
     and unrealized).................................     4.100        1.296         6.336
                                                       --------     --------       -------
   Total from Investment Operations..................     4.144        1.307         6.508
                                                       --------     --------       -------
 Less Distributions
   Dividends from Net Investment Income..............     0.111        0.026         0.122
   Distributions from Capital Gains..................     0.676        0.631            --
                                                       --------     --------       -------
   Total Distributions...............................     0.787        0.657         0.122
                                                       --------     --------       -------
Net Asset Value, End of Period.......................  $  35.39     $  32.03       $ 41.65
                                                       ========     ========       =======
Total Return (1).....................................    13.34%        4.19%        18.13%
Ratios/Supplemental Data
 Net Assets, End of Period (000 omitted).............  $260,376     $124,223       $31,556
 Ratio of Expenses to Average Net Assets #...........     2.01%        2.00%         1.25%
 Ratio of Net Investment Income to Average Net Assets
   #.................................................     0.02%       (0.09%)        0.81%
 Ratio of Expenses Without Waivers and Assumption of
   Expenses to Average Net Assets #..................     2.02%        2.02%         1.25%
 Ratio of Net Investment Income Without Waivers and
   Assumptions of Expenses #.........................     0.01%       (0.11%)        0.81%
Portfolio Turnover Rate..............................

---------------

 ** Commencement of offering of class of shares.
  # Short periods have been annualized
  @ Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any sales load.

                       See notes to financial statements.

VISTA MUTUAL FUNDS
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OF BENEFICIAL INTEREST
OUTSTANDING
Throughout each period indicated (continued)
--------------------------------------------------------------------------------


                                                                                                                            Vista
                                                                                                                            Equity
                                                                                                                            Income
                                                                         Vista Small Cap Equity Fund                         Fund
                                                       ---------------------------------------------------------------     --------
                                                              Class A                    Class B              Class I      Class A
                                                       ----------------------     ----------------------     ---------     --------
                                                                                                                             Year
                                                         Year       12/20/94*       Year       3/28/95**     5/7/96**       Ended
                                                        Ended        Through       Ended        Through       Through      --------
                                                       10/31/96     10/31/95      10/31/96     10/31/95      10/31/96      10/31/96
                                                       --------     ---------     --------     ---------     ---------     --------
Per Share Operating Performance
Net Asset Value, Beginning of Period.................  $  15.07      $ 10.00      $ 15.01       $ 11.39       $ 18.44      $ 13.39
                                                       --------      -------      -------       -------       -------      -------
 Income from Investment Operations:
   Net Investment Income.............................     0.005        0.060       (0.074)       (0.018)        0.023        0.348
   Net Gains or (Losses) in Securities (both realized
     and unrealized).................................     4.328        5.056        4.248         3.669         0.757        3.434
                                                       --------      -------      -------       -------       -------      -------
   Total from Investment Operations..................     4.333        5.116        4.174         3.651         0.780        3.782
                                                       --------      -------      -------       -------       -------      -------
 Less Distributions:
   dividends from Net Investment Income..............     0.033        0.042           --         0.027            --        0.329
   Distributions from Capital Gains..................     0.180        0.004        0.180         0.004            --        0.863
                                                       --------      -------      -------       -------       -------      -------
   Total Distributions...............................     0.213        0.046        0.180         0.031            --        1.192
                                                       --------      -------      -------       -------       -------      -------
Net Asset Value, End of Period.......................  $  19.19      $ 15.07      $ 19.00       $ 15.01       $ 19.22      $ 15.98
                                                       ========      =======      =======       =======       =======      =======
Total Return (1).....................................    29.06%       51.25%       28.04%        32.09%         4.23%       29.79%
Ratios/Supplemental Data:
 Net Assets, End of Period (000 omitted).............  $144,763      $43,739      $72,722       $21,624       $51,542      $17,493
 Ratio of Expenses to Average Net Assets #...........     1.50%        1.51%        2.22%         2.24%         1.10%        1.50%
 Ratio of Net Investment Income to Average Net Assets
   #.................................................     0.03%        0.52%       (0.68%)       (0.25%)        0.27%        2.41%
 Ratio of Expenses Without Waivers and Assumption of
   Expenses to Average Net Assets #..................     1.52%        2.67%        2.25%         3.23%         1.27%        2.32%
 Ratio of Net Investment Income Without Waivers and
   Assumptions of Expenses #.........................     0.01%       (0.64%)      (0.71%)       (1.24%)        0.10%        1.59%
Portfolio Turnover Rate..............................       78%          75%          78%           75%           78%         114%
Average Commission Rate Paid per share...............  $ 0.0595           --      $0.0595            --       $0.0595      $0.0587

                                                                      Vista Equity Income Fund
                                                         ------------------------------------------------
                                                             Class A                          Class B
                                                       ---------------------                  ---------
                                                             Year Ended          7/15/92*     5/7/96**
                                                       ---------------------     Through       Through
                                                       10/31/95     10/31/94     10/31/93     10/31/96
                                                       --------     --------     --------     ---------
Per Share Operating Performance
Net Asset Value, Beginning of Period.................  $ 12.12      $ 13.84      $ 13.14       $ 14.56
                                                       -------      -------      -------       -------
 Income from Investment Operations:
   Net Investment Income.............................    0.347        0.290        0.078         0.134
   Net Gains or (Losses) in Securities (both realized
     and unrealized).................................    1.698       (0.477)       0.700         1.376
                                                       -------      -------      -------       -------
   Total from Investment Operations..................    2.045       (0.187)       0.778         1.510
                                                       -------      -------      -------       -------
 Less Distributions:
   dividends from Net Investment Income..............    0.366        0.258        0.078         0.151
   Distributions from Capital Gains..................    0.410        1.275           --            --
                                                       -------      -------      -------       -------
   Total Distributions...............................    0.776        1.533        0.078         0.151
                                                       -------      -------      -------       -------
Net Asset Value, End of Period.......................  $ 13.39      $ 12.12      $ 13.84       $ 15.92
                                                       =======      =======      =======       =======
Total Return (1).....................................   17.97%       (1.35%)       5.91%        10.43%
Ratios/Supplemental Data:
 Net Assets, End of Period (000 omitted).............  $11,737      $11,409      $15,321       $   560
 Ratio of Expenses to Average Net Assets #...........    1.50%        1.50%        1.50%         2.25%
 Ratio of Net Investment Income to Average Net Assets
   #.................................................    2.81%        2.31%        1.72%         1.75%
 Ratio of Expenses Without Waivers and Assumption of
   Expenses to Average Net Assets #..................    2.19%        2.02%        2.40%         2.75%
 Ratio of Net Investment Income Without Waivers and
   Assumptions of Expenses #.........................    2.12%        1.79%        0.82%         1.25%
Portfolio Turnover Rate..............................      91%          75%          54%          114%
Average Commission Rate Paid per share...............       --           --           --       $0.0587

---------------

  * Commencement of operations.
 ** Commencement of offering of class of shares.
  # Short periods have been annualized.
(1) Total return figures do not include the effect of any sales load.

                       See notes to financial statements.

VISTA MUTUAL FUNDS
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OF BENEFICIAL INTEREST
OUTSTANDING
Throughout each period indicated (continued)
--------------------------------------------------------------------------------

                                                                              Vista Large Cap Equity Fund*
                                                             --------------------------------------------------------------
                                                               Class A       Class B             Institutional Class
                                                             ---------     ---------     ----------------------------------
                                                             5/8/96**      5/7/96**                  Year Ended
                                                              Through       Through      ----------------------------------
                                                             10/31/96      10/31/96      10/31/96     10/31/95     10/31/94
                                                             ---------     ---------     --------     --------     --------
Per Share Operating Performance
Net Asset Value, Beginning of Period.......................   $ 12.06       $ 12.06      $ 12.24      $ 13.16      $ 13.65
                                                              -------       -------      -------      -------      --------
 Income from Investment Operations:
   Net Investment Income...................................     0.050         0.050        0.227        0.277        0.298
   Net Gains or (Losses) in Securities (both realized and
     unrealized)...........................................     1.209         1.187        2.597        1.744        0.263
                                                              -------       -------      -------      -------      --------
   Total from Investment Operations........................     1.259         1.237        2.824        2.021        0.561
                                                              -------       -------      -------      -------      --------
 Less Distributions:
   Dividends from Net Investment Income....................     0.069         0.077        0.224        0.282        0.290
   Distributions from Capital Gains........................        --            --        1.570        2.659        0.761
                                                              -------       -------      -------      -------      --------
   Total Distributions.....................................     0.069         0.077        1.794        2.941        1.051
                                                              -------       -------      -------      -------      --------
Net Asset Value, End of Period.............................   $ 13.25       $ 13.22      $ 13.27      $ 12.24      $ 13.16
                                                              =======       =======      =======      =======      ========
Total Return(1)............................................    10.84%         6.66%       25.65%       20.41%        4.37%
Ratios/Supplemental Data:
 Net Assets, End of Period (000 omitted)...................   $ 8,349       $   305      $99,025      $55,417      $67,818
 Ratio of Expenses to Average Net Assets #.................     1.38%         1.88%        0.40%        0.31%        0.31%
 Ratio of Net Investment Income to Average Net Assets #....     0.84%         0.14%        1.86%        2.41%        2.30%
 Ratio of Expenses Without Waivers and Assumption of
   Expenses to Average Net Assets #........................     1.87%         2.38%        0.96%        0.90%        0.95%
 Ratio of Net Investment Income Without Waivers and
   Assumptions of Expenses #...............................     0.35%        (0.36%)       1.30%        1.82%        1.66%
Portfolio Turnover Rate....................................       89%           89%          89%          45%          53%
Average Commission Rate Paid per share.....................   $0.0598       $0.0598      $0.0598           --           --

                                                           Vista Large Cap Equity Fund*
                                                           -----------------------------
                                                              Institutional Class
                                                           -----------------------------
                                                             Year Ended   7/1/92(2)
                                                             ----------    Through
                                                             10/31/93      10/31/92
                                                             --------     ----------
Per Share Operating Performance
Net Asset Value, Beginning of Period.......................  $  12.56      $  12.50
                                                             --------      --------
 Income from Investment Operations:
   Net Investment Income...................................     0.302         0.080
   Net Gains or (Losses) in Securities (both realized and
     unrealized)...........................................     1.153         0.500
                                                             --------      --------
   Total from Investment Operations........................     1.455         0.580
                                                             --------      --------
 Less Distributions:
   Dividends from Net Investment Income....................     0.304         0.140
   Distributions from Capital Gains........................     0.062         0.380
                                                             --------      --------
   Total Distributions.....................................     0.366         0.520
                                                             --------      --------
Net Asset Value, End of Period.............................  $  13.65      $  12.56
                                                             ========      ========
Total Return(1)............................................    11.73%         4.78%
Ratios/Supplemental Data:
 Net Assets, End of Period (000 omitted)...................  $120,635      $106,088
 Ratio of Expenses to Average Net Assets #.................     0.31%         0.30%
 Ratio of Net Investment Income to Average Net Assets #....     2.30%         1.96%
 Ratio of Expenses Without Waivers and Assumption of
   Expenses to Average Net Assets #........................     0.88%         0.80%
 Ratio of Net Investment Income Without Waivers and
   Assumptions of Expenses #...............................     1.73%         1.46%
Portfolio Turnover Rate....................................       33%            5%
Average Commission Rate Paid per share.....................        --            --

---------------

  * Formerly Vista Equity Fund.
 ** Commencement of offering of class of shares.
  # Short periods have been annualized.
(1) Total returns figures do not include the effect of any sales load.
(2) In 1992, the Fund's fiscal year-end was changed from June 30 to October 31.

                       See notes to financial statements.

VISTA MUTUAL FUNDS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OF BENEFICIAL INTEREST
OUTSTANDING
Throughout each period indicated (continued)
--------------------------------------------------------------------------------

                                                                                                     Vista Balanced Fund
                                                                      Vista American          ----------------------------------
                                                                        Value Fund                         Class A
                                                                 ------------------------     ----------------------------------
                                                                 12/1/95##       2/3/95*                  Year Ended
                                                                  Through        Through      ----------------------------------
                                                                  10/31/96      11/30/95      10/31/96     10/31/95     10/31/94
                                                                 ----------     ---------     --------     --------     --------
Per Share Operating Performance
Net Asset Value, Beginning of Period...........................   $  12.11       $ 10.00      $ 12.45      $ 11.09      $ 11.38
                                                                   -------        ------      -------      -------      -------
 Income from Investment Operations:
   Net Investment Income.......................................      0.152         0.180        0.353        0.382        0.356
   Net Gains or (Losses) in Securities (both realized and
     unrealized)...............................................      1.694         2.000        1.692        1.517       (0.187)
                                                                   -------        ------      -------      -------      -------
   Total from Investment Operations............................      1.846         2.180        2.045        1.899        0.169
                                                                   -------        ------      -------      -------      -------
 Less Distributions:
   Dividends from Net Investment Income........................      0.196         0.070        0.345        0.408        0.359
   Distributions from Capital Gains............................      0.270            --        0.320        0.131        0.100
                                                                   -------        ------      -------      -------      -------
   Total Distributions.........................................      0.466         0.070        0.665        0.539        0.459
                                                                   -------        ------      -------      -------      -------
Net Asset Value, End of Period.................................   $  13.49       $ 12.11      $ 13.83      $ 12.45      $ 11.09
                                                                   =======        ======      =======      =======      =======
Total Return (1)...............................................     15.76%        21.80%       16.89%       17.70%        1.56%
Ratios/Supplemental Data:
 Net Assets, End of Period (000 omitted).......................   $  9,609       $ 8,399      $55,233      $33,733      $21,705
 Ratio of Expenses to Average Net Assets #.....................      1.37%         1.23%        1.25%        1.06%        0.58%
 Ratio of Net Investment Income to Average Net Assets #........      1.38%         1.97%        2.97%        3.48%        3.21%
 Ratio of Expenses Without Waivers and Assumption of Expenses
   to Average Net Assets #.....................................      2.52%         2.03%        1.78%        2.20%        2.20%
 Ratio of Net Investment Income Without Waivers and Assumptions
   of Expenses #...............................................      0.23%         1.17%        2.44%        2.34%        1.59%
Portfolio Turnover Rate........................................        25%           11%         149%          68%          77%
Average Commission Rate Paid per share.........................   $ 0.0793            --      $0.0598           --           --

                                                                             Vista Balanced Fund
                                                                 -------------------------------------------------
                                                                  Class A                   Class B
                                                                 --------     ------------------------------------
                                                                 11/4/92*          Year Ended           11/4/93**
                                                                 Through      ---------------------      Through
                                                                 10/31/93     10/31/96     10/31/95      10/31/94
                                                                 --------     --------     --------     ----------
Per Share Operating Performance
Net Asset Value, Beginning of Period...........................  $ 10.00      $ 12.36       $11.03        $11.22
                                                                 -------      -------      -------       -------
 Income from Investment Operations:
   Net Investment Income.......................................    0.410        0.283        0.309         0.345
   Net Gains or (Losses) in Securities (both realized and
     unrealized)...............................................    1.344        1.656        1.502        (0.117)
                                                                 -------      -------      -------       -------
   Total from Investment Operations............................    1.754        1.939        1.811         0.228
                                                                 -------      -------      -------       -------
 Less Distributions:
   Dividends from Net Investment Income........................    0.375        0.279        0.131         0.318
   Distributions from Capital Gains............................       --        0.320        0.350         0.100
                                                                 -------      -------      -------       -------
   Total Distributions.........................................    0.375        0.599        0.481         0.418
                                                                 -------      -------      -------       -------
Net Asset Value, End of Period.................................  $ 11.38      $ 13.70       $12.36        $11.03
                                                                 =======      =======      =======       =======
Total Return (1)...............................................   17.74%       16.10%       16.93%         2.17%
Ratios/Supplemental Data:
 Net Assets, End of Period (000 omitted).......................  $13,920      $ 9,737       $6,336        $3,543
 Ratio of Expenses to Average Net Assets #.....................       --        2.00%        1.82%         1.50%
 Ratio of Net Investment Income to Average Net Assets #........    3.87%        2.21%        2.68%         2.46%
 Ratio of Expenses Without Waivers and Assumption of Expenses
   to Average Net Assets #.....................................    3.07%        2.29%        2.72%         2.69%
 Ratio of Net Investment Income Without Waivers and Assumptions
   of Expenses #...............................................    0.80%        1.92%        1.78%         1.24%
Portfolio Turnover Rate........................................      65%         149%          68%           77%
Average Commission Rate Paid per share.........................       --      $0.0598           --            --

---------------

  * Commencement of operations.
 ** Commencement of offering of class of shares.
  # Short periods have been annualized.
(1) Total return figures do not include the effect of any sales load. ## In 1996, the Fund changed its fiscal year end from November 30 to
    October 31.

                       See notes to financial statements.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Trustees and Shareholders of
Mutual Fund Group

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the selected per share data and ratios for a share of beneficial interest outstanding present fairly, in all material respects, the financial position of Vista Growth & Income Fund, Vista Capital Growth Fund, Vista Small Cap Equity Fund, Vista Equity Income Fund, Vista Large Cap Equity Fund (formerly Vista Equity Fund), Vista American Value Fund and Vista Balanced Fund (separate portfolios of Mutual Fund Group, hereafter referred to as the "Trust") at October 31, 1996, the results of each of their operations for the year then ended (for the period December 1, 1995 through October 31, 1996 for Vista American Value Fund), the changes in each of their net assets for each of the two years in the period then ended (for the period December 1, 1995 through October 31, 1996 for Vista American Value Fund, for the year then ended and for the period December 20, 1994 (commencement of operations) through October 31, 1995 for Vista Small Cap Equity Fund), and the selected per share data and ratios for a share of beneficial interest outstanding for each of the periods presented (for the period December 1, 1995 through October 31, 1996 for Vista American Value Fund), in conformity with generally accepted accounting principles. These financial statements and selected per share data and ratios for a share of beneficial interest outstanding (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1996 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above. The financial statements of Vista American Value Fund (formerly Hanover American Value Fund) for the period February 3, 1995 (commencement of operations) through November 30, 1995 were audited by other independent accountants whose report dated January 19, 1996 expressed an unqualified opinion on those financial statements.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
December 10, 1996

GROWTH AND INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS October 31, 1996

   Shares       Issuer                                                        Value
----------------------------------------------------------------------------------------
 LONG-TERM INVESTMENTS -- 94.0%
----------------------------------------------------------------------------------------
                COMMON STOCK -- 86.0%
                ---------------------
                  AEROSPACE -- 1.9%
     300,000        Allied-Signal, Inc.                                   $   19,650,000
     115,600        General Motors, Class H                                    6,170,150
     110,000        United Technologies, Corp.                                14,162,500
                                                                          --------------
                                                                              39,982,650
                                                                          --------------
                  AGRICULTURAL PRODUCTION/SERVICES -- 2.0%
     350,000        AGCO Corp.                                                 8,881,250
     355,000        Case Corp.                                                16,507,500
     400,000        Deere & Co.                                               16,700,000
                                                                          --------------
                                                                              42,088,750
                                                                          --------------
                  AIRLINES -- 0.5%
     126,590        AMR Corp. *                                               10,633,560
                                                                          --------------
                  AUTOMOTIVE -- 1.4%
     300,000        Chrysler Corp.                                            10,087,500
     200,000        General Motors                                            10,775,000
     250,000        Lear Corp. *                                               9,250,000
                                                                          --------------
                                                                              30,112,500
                                                                          --------------
                  BANKING -- 5.8%
     400,000        Bank of Boston Corp.                                      25,600,000
     145,000        BankAmerica Corp.                                         13,267,500
     175,000        Citicorp                                                  17,325,000
     204,333        Commonwealth Bank of Australia, ADR (Australia) #          3,677,994
                      (Preference Stock)
     220,000        First Union Corp.                                         16,005,000
     425,000        National City Corp.                                       18,434,375
     135,000        NationsBank Corp.                                         12,723,750
     350,000        Norwest Corp.                                             15,356,250
                                                                          --------------
                                                                             122,389,869
                                                                          --------------
                  BIOTECHNOLOGY -- 0.5%
     160,000        Amgen, Inc.                                                9,810,000
                                                                          --------------
                  CHEMICALS -- 3.0%
     110,000        Dow Chemical Co.                                           8,552,500
     245,000        duPont (EI) deNemours & Co.                               22,723,750
     340,000        IMC Global, Inc.                                          12,750,000
     225,000        Praxair, Inc.                                              9,956,250
     200,000        Union Carbide Corp.                                        8,525,000
                                                                          --------------
                                                                              62,507,500
                                                                          --------------

                       See notes to financial statements.

GROWTH AND INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS October 31, 1996 (continued)

   Shares       Issuer                                                        Value
----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- (CONTINUED)
----------------------------------------------------------------------------------------
                  COMPUTER SOFTWARE -- 3.0%
     350,000        Cisco Systems, Inc. *                                 $   21,656,250
     300,000        Computer Associates International                         17,737,500
      90,000        Microsoft Corp. *                                         12,352,500
     446,000        Reynolds & Reynolds, Inc., Class A                        11,763,250
                                                                          --------------
                                                                              63,509,500
                                                                          --------------
                  COMPUTERS/COMPUTER HARDWARE -- 6.4%
     300,000        Analog Devices, Inc. *                                     7,800,000
     350,000        Compaq Computer Corp. *                                   24,368,750
     400,000        EMC Corp. *                                               10,500,000
     230,000        Intel Corp.                                               25,271,250
     145,000        International Business Machines Corp.                     18,705,000
     100,000        SCI Systems, Inc. *                                        4,975,000
     100,000        Seagate Technology, Inc. *                                 6,675,000
     250,000        Storage Technology Corp. *                                10,656,250
     220,000        Sun Microsystems, Inc. *                                  13,420,000
     275,000        Texas Instruments                                         13,234,375
                                                                          --------------
                                                                             135,605,625
                                                                          --------------
                  CONSTRUCTION MACHINERY -- 0.5%
     160,000        Caterpillar Inc.                                          10,980,000
                                                                          --------------
                  CONSUMER PRODUCTS -- 6.4%
     450,000        Avon Products, Inc.                                       24,412,500
     375,000        Black & Decker Corp.                                      14,015,625
     185,000        Colgate-Palmolive Co.                                     17,020,000
     350,000        Fruit of the Loom, Inc., Class A *                        12,731,250
     200,000        Liz Claiborne, Inc.                                        8,450,000
     270,000        Nike, Inc., Class B                                       15,896,250
     185,000        Philip Morris Companies, Inc.                             17,135,625
     250,000        Procter & Gamble Co.                                      24,750,000
                                                                          --------------
                                                                             134,411,250
                                                                          --------------
                  DIVERSIFIED -- 0.5%
     115,000        Textron, Inc.                                             10,206,250
                                                                          --------------
                  ELECTRONICS/ELECTRICAL EQUIPMENT -- 0.5%
     115,000        General Electric Co.                                      11,126,250
                                                                          --------------
                  ENTERTAINMENT/LEISURE -- 1.8%
     700,000        Carnival Corp., Class A                                   21,087,500
     330,000        Circus Circus Enterprises Inc. *                          11,385,000
     325,000        Trump Hotels & Casino Resorts, Inc. *                      5,159,375
                                                                          --------------
                                                                              37,631,875
                                                                          --------------

                       See notes to financial statements.

GROWTH AND INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS October 31, 1996 (continued)

   Shares       Issuer                                                        Value
----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- (CONTINUED)
----------------------------------------------------------------------------------------
                  FINANCIAL SERVICES -- 3.3%
     574,500        Countrywide Credit Industries, Inc.                   $   16,373,250
     175,000        Federal Home Loan Mortgage Corp.                          17,675,000
     360,000        Federal National Mortgage Assoc.                          14,085,000
     505,000        Green Tree Financial Corp.                                20,010,625
                                                                          --------------
                                                                              68,143,875
                                                                          --------------
                  FOOD/BEVERAGE PRODUCTS -- 4.4%
     540,000        Coca-Cola Enterprises, Inc.                               23,017,500
     460,000        ConAgra, Inc.                                             22,942,500
     535,000        PepsiCo., Inc.                                            15,849,375
     430,000        Sara Lee Corp.                                            15,265,000
     100,000        Unilever NV, ADR (Netherlands)                            15,287,500
                                                                          --------------
                                                                              92,361,875
                                                                          --------------
                  HEALTH CARE -- 2.9%
     571,000        Columbia/HCA Healthcare Corp.                             20,413,250
     495,000        HEALTHSOUTH Corp. *                                       18,562,500
     180,000        Medtronic, Inc.                                           11,587,500
     500,000        Tenet Healthcare Corp. *                                  10,437,500
                                                                          --------------
                                                                              61,000,750
                                                                          --------------
                  INSURANCE -- 4.3%
     150,000        Aetna Inc.                                                10,031,250
     335,000        AFLAC, Inc.                                               13,441,875
     455,110        Allstate Corp.                                            25,543,049
     110,500        American International Group                              12,003,063
     125,000        Loews Corp.                                               10,328,125
     220,000        Mid Ocean, Ltd. (Bermuda)                                 10,340,000
     140,000        Reliastar Financial Corp.                                  7,420,000
         750        Transport Holdings, Inc., Class A *                           57,000
                                                                          --------------
                                                                              89,164,362
                                                                          --------------
                  MANUFACTURING -- 3.4%
     350,000        Ingersoll-Rand Co.                                        14,568,750
     225,000        Johnson Controls                                          16,425,000
     175,000        Kennametal Inc.                                            5,950,000
     370,000        Parker Hannifin Corp.                                     14,013,750
     400,000        Tyco International Ltd.                                   19,850,000
                                                                          --------------
                                                                              70,807,500
                                                                          --------------
                  METALS/MINING -- 1.4%
     310,000        Aluminum Co. of America (ALCOA)                           18,173,750
     335,000        Inco, Ltd.                                                10,636,250
                                                                          --------------
                                                                              28,810,000
                                                                          --------------

                       See notes to financial statements.

GROWTH AND INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS October 31, 1996 (continued)

   Shares       Issuer                                                        Value
----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- (CONTINUED)
----------------------------------------------------------------------------------------
                  OFFICE/BUSINESS EQUIPMENT -- 0.7%
     310,000        Xerox Corp.                                           $   14,376,250
                                                                          --------------
                  OIL & GAS -- 8.2%
     150,000        Amoco Corp.                                               11,362,500
     125,000        British Petroleum PLC, ADR (United Kingdom)               16,078,125
     300,000        Halliburton Company                                       16,987,500
     195,000        Mobil Corp.                                               22,766,250
     601,500        PanEnergy Corp.                                           23,157,750
     355,000        Phillips Petroleum Co.                                    14,555,000
     224,200        Smith International *                                      8,519,600
     190,000        Texaco, Inc.                                              19,308,750
     140,000        Tidewater, Inc.                                            6,125,000
     250,000        Unocal Corp.                                               9,156,250
     445,000        Williams Companies, Inc.                                  23,251,250
                                                                          --------------
                                                                             171,267,975
                                                                          --------------
                  PAPER/FOREST PRODUCTS -- 1.1%
     325,000        Fort Howard Corp. *                                        8,328,125
     220,000        Willamette Industries                                     14,850,000
                                                                          --------------
                                                                              23,178,125
                                                                          --------------
                  PHARMACEUTICALS -- 4.2%
     420,000        American Home Products Corp.                              25,725,000
      90,000        Bristol-Myers Squibb Co.                                   9,517,500
     340,000        Johnson & Johnson                                         16,745,000
     200,000        Schering-Plough Corp.                                     12,800,000
     361,300        SmithKline Beecham PLC, ADR (United Kingdom)              22,626,413
                                                                          --------------
                                                                              87,413,913
                                                                          --------------
                  PHOTOGRAPHIC EQUIPMENT -- 0.5%
     135,000        Eastman Kodak Co.                                         10,766,250
                                                                          --------------
                  PRINTING & PUBLISHING -- 1.5%
     100,000        Harcourt General, Inc.                                     4,975,000
     370,000        New York Times Company, Class A                           13,366,250
     150,000        Tribune Co.                                               12,262,500
                                                                          --------------
                                                                              30,603,750
                                                                          --------------
                  REAL ESTATE INVESTMENT TRUST -- 1.3%
     283,500        Beacon Properties Corp.                                    8,327,813
     170,000        Equity Residential Properties Trust                        6,247,500
     280,000        Hospitality Properties Trust                               7,280,000
     210,000        Security Capital Industrial Trust                          3,806,250
                                                                          --------------
                                                                              25,661,563
                                                                          --------------

                       See notes to financial statements.

                                                   o
GROWTH AND INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS October 31, 1996 (continued)

   Shares       Issuer                                                        Value
----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- (CONTINUED)
----------------------------------------------------------------------------------------
                  RESTAURANTS/FOOD SERVICE -- 0.4%
     400,000        Wendy's International, Inc.                           $    8,250,000
                                                                          --------------
                  RETAILING -- 4.2%
     320,000        American Stores Co.                                       13,240,000
     420,000        Dayton-Hudson Corp.                                       14,542,500
     350,000        Federated Department Stores *                             11,550,000
     470,000        Gap, Inc.                                                 13,630,000
     542,500        Kroger Co. *                                              24,209,063
     225,000        Sears Roebuck & Co.                                       10,884,375
                                                                          --------------
                                                                              88,055,938
                                                                          --------------
                  SHIPPING/TRANSPORTATION -- 1.3%
     150,000        Burlington Northern, Inc.                                 12,356,250
     130,000        Federal Express Corp. *                                   10,465,000
     130,000        Ryder System                                               3,867,500
                                                                          --------------
                                                                              26,688,750
                                                                          --------------
                  TELECOMMUNICATIONS -- 5.4%
     500,000        BellSouth Corp.                                           20,375,000
     183,000        CPT Telefonica del Peru S.A., ADR (Peru)                   3,774,375
     300,000        Frontier Corp.                                             8,700,000
     300,000        GTE Corp.                                                 12,637,500
      72,918        Lucent Technologies, Inc.                                  3,427,146
     400,000        Sprint Corp.                                              15,700,000
     800,000        Telefonaktiebolaget LM Ericsson, Sp, ADR (Sweden)         22,100,000
     150,000        Telefonica de Espana, ADR (Spain)                          9,037,500
     270,000        U S West, Inc.                                             8,201,250
     350,000        WorldCom, Inc.                                             8,531,250
                                                                          --------------
                                                                             112,484,021
                                                                          --------------
                  UTILITIES -- 3.3%
     200,000        CINergy Corp.                                              6,625,000
     370,000        FPL Group Inc.                                            17,020,000
     350,000        GPU, Inc.                                                 11,506,250
     120,000        Northern States Power Co.                                  5,640,000
     500,000        Pinnacle West Capital Corp.                               15,437,500
     280,000        Texas Utilities Co.                                       11,340,000
                                                                          --------------
                                                                              67,568,750
                                                                          --------------
                TOTAL COMMON STOCK (COST $1,437,565,995)                   1,797,599,226
                                                                          --------------
                CONVERTIBLE PREFERRED STOCK -- 4.6%
                -----------------------------------
                  AIRLINES -- 0.3%
      90,000        Continental Air Finance Trust, 8.50%, 12/01/20 #           5,535,000
                                                                          --------------

                       See notes to financial statements.

GROWTH AND INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS October 31, 1996 (continued)

   Shares       Issuer                                                        Value
----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- (CONTINUED)
----------------------------------------------------------------------------------------
                  AUTOMOTIVE -- 0.2%
      45,000        Ford Motor Co., Ser. A, 8.4%                          $    4,601,250
                                                                          --------------
                  BROADCASTING -- 0.2%
     100,000        American Radio Systems, 7.00%, #                           4,900,000
                                                                          --------------
                  COMPUTERS/COMPUTER HARDWARE -- 0.3%
      50,000        Ceridian Corp., 5.5%                                       5,450,000
                                                                          --------------
                  CONSUMER PRODUCTS -- 0.9%
     700,000        RJR Nabisco Holdings Corp., 9.25%, Ser. C                  3,937,500
     960,000        Westinghouse Electric, $1.30, Ser. C #                    15,255,360
                                                                          --------------
                                                                              19,192,860
                                                                          --------------
                  ENTERTAINMENT/LEISURE -- 0.4%
     200,000        Time Warner Financing Trust, $1.24                         7,750,000
                                                                          --------------
                  FINANCIAL SERVICES -- 0.6%
     100,000        American General Delaware, $3.00, Ser. A                   5,225,000
      91,000        SunAmerica Inc., $3.188, 10/31/99 Ser.                     3,412,500
     148,000        The Money Store, $1.720, 12/01/99 Ser.                     3,848,000
                                                                          --------------
                                                                              12,485,500
                                                                          --------------
                  HEALTH CARE -- 0.3%
     225,000        FHP International Corp., Ser. A, 5.0%                      6,468,750
                                                                          --------------
                  INSURANCE -- 0.2%
      67,000        American Bankers Insurance Group, 6.25%, Ser. B            3,844,125
                                                                          --------------
                  OIL & GAS -- 0.7%
      90,000        Diamond Shamrock, 5% #                                     5,190,120
     140,000        Occidental Petroleum, $3.00                                8,995,000
                                                                          --------------
                                                                              14,185,120
                                                                          --------------
                  PAPER/FOREST PRODUCTS -- 0.4%
     175,000        International Paper Capital Corp., 5.25% #                 8,461,075
                                                                          --------------
                  TELECOMMUNICATIONS -- 0.1%
      40,000        Viacom International, 5.0%, 7/31/06 Ser.                   3,320,000
                                                                          --------------
                TOTAL CONVERTIBLE PREFERRED STOCK (COST $88,416,322)          96,193,680
                                                                          --------------

                       See notes to financial statements.

GROWTH AND INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS October 31, 1996 (continued)

 Principal
   Amount       Issuer                                                        Value
----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- (CONTINUED)
----------------------------------------------------------------------------------------
                CORPORATE BONDS & NOTES -- 1.4%
                -------------------------------
                  AUTOMOTIVE -- 0.2%
$  4,500,000        Magna International Inc., 5.00%, 10/15/02             $    4,910,355
                                                                          --------------
                  COMPUTER HARDWARE -- 0.2%
   4,000,000        Quantum Corp., 5.00%, 03/01/03 #                           4,360,000
                                                                          --------------
                  ELECTRONICS/ELECTRICAL EQUIPMENT -- 0.3%
   7,000,000        Xilinx Inc., 5.25%, 11/01/02 #                             6,600,300
                                                                          --------------
                  FINANCIAL SERVICES -- 0.5%
   1,500,000        Aames Financial Corp., 5.50%, 03/15/06 #                   2,444,985
   6,600,000        South African Pulp & Paper Industries, BVI Finance         6,121,500
                      Ltd., 7.50%, 06/30/06
   2,000,000        UBS Finance of Delaware, 2.00%, 12/15/00                   1,870,000
                                                                          --------------
                                                                              10,436,485
                                                                          --------------
                  HEALTH CARE -- 0.2%
   4,000,000        Tenet Healthcare Corp., 6.00%, 12/01/05                    4,095,000
                                                                          --------------
                TOTAL CORPORATE BONDS & NOTES (COST $29,600,000)              30,402,140
                                                                          --------------
                CONVERTIBLE CORPORATE BONDS & NOTES -- 2.0%
                -------------------------------------------
                  COMPUTERS/COMPUTER HARDWARE -- 0.2%
   4,000,000        Applied Magnetics Corp., 7.00%, 3/15/06 #                  5,166,000
                                                                          --------------
                  ELECTRONICS/ELECTRICAL EQUIPMENT -- 0.2%
   3,850,000        SCI Systems Inc., 5.00%, 05/01/06 #                        4,706,625
                                                                          --------------
                  FINANCIAL SERVICES -- 0.2%
   2,300,000        First Financial Management, 5.00%, 12/15/99                4,315,306
                                                                          --------------
                  HEALTH CARE -- 0.1%
   1,200,000        Sterling House, 6.75%, 06/30/06 #                            984,000
                                                                          --------------
                  HOTELS/OTHER LODGING -- 0.4%
   6,885,000        Hilton Hotels Corp., 5.00%, 05/15/06                       7,625,138
                                                                          --------------

                       See notes to financial statements.

GROWTH AND INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS October 31, 1996 (continued)

 Principal
   Amount       Issuer                                                        Value
----------------------------------------------------------------------------------------
                  MANUFACTURING -- 0.4%
$  4,000,000        3 Com Corp., 10.25%, 11/01/01 #                       $    8,265,640
   1,000,000        Waban Inc., 6.50%, 07/01/02                                1,093,750
                                                                          --------------
                                                                               9,359,390
                                                                          --------------
                  PHARMACEUTICALS -- 0.3%
   5,000,000        ICN Pharmaceuticals, 8.50%, 11/15/99                       5,385,950
                                                                          --------------
                  RETAILING -- 0.2%
   4,000,000        Federated Department Stores *, 5.00%, 10/01/03             4,612,520
                                                                          --------------
                TOTAL CONVERTIBLE CORPORATE BONDS & NOTES                     42,154,929
                (COST $32,207,500)
----------------------------------------------------------------------------------------
                TOTAL LONG-TERM INVESTMENTS                                1,966,349,975
                (COST $1,587,789,817)
----------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 6.4%
----------------------------------------------------------------------------------------
                U.S. GOVERNMENT AGENCY OBLIGATIONS -- 1.0%
                ------------------------------------------
  20,000,000      Federal Home Loan Mortgage Corp., Discount Notes,           19,965,867
                    5.12%, 11/13/96                                       --------------

                COMMERCIAL PAPER -- 5.4%
                ------------------------
  20,000,000      Cargill Inc., 5.27%, 11/22/96                               19,938,517
  20,000,000      Commerzbank US Finance Inc., 5.24%, 11/20/96                19,944,689
  33,716,000      Household Finance Corp., 5.40%, 11/01/96                    33,716,000
  20,000,000      Lucent Technologies, Inc., 5.21%, 11/22/96                  19,939,217
  20,000,000      Merrill Lynch & Co., Inc., 5.25%, 11/13/96                  19,965,000
                                                                          --------------
                                                                             113,503,423
----------------------------------------------------------------------------------------
                TOTAL SHORT-TERM INVESTMENTS                                 133,469,290
                (COST $133,469,290)
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                TOTAL INVESTMENTS -- 100.4%                               $2,099,819,265
                (COST $1,721,259,107)
----------------------------------------------------------------------------------------

                       See notes to financial statements.

CAPITAL GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS October 31, 1996

   Shares       Issuer                                                        Value
----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- 93.2%
----------------------------------------------------------------------------------------
                COMMON STOCK -- 92.1%
                ---------------------
                  AEROSPACE -- 2.0%
      87,503        Precision Castparts Corp.                             $    4,090,625
     216,100        Rohr Industries, Inc. *                                    3,997,850
     325,000        Sundstrand Corp.                                          13,081,250
                                                                          --------------
                                                                              21,169,725
                                                                          --------------
                  AGRICULTURAL PRODUCTION/SERVICES -- 1.6%
     410,000        AGCO Corp.                                                10,403,750
     153,500        Case Corp.                                                 7,137,750
                                                                          --------------
                                                                              17,541,500
                                                                          --------------
                  AIRLINES -- 1.2%
     500,000        Continental Airlines, Inc., Class B *                     12,562,500
                                                                          --------------
                  AUTOMOTIVE -- 1.2%
     350,000        Lear Corp. *                                              12,950,000
                                                                          --------------
                  BANKING -- 4.4%
     220,000        Bank of Boston Corp.                                      14,080,000
     300,000        Southtrust Corp.                                           9,937,500
     200,000        Standard Federal Bancorp.                                 10,700,000
     150,000        Zions Bancorporation                                      13,575,000
                                                                          --------------
                                                                              48,292,500
                                                                          --------------
                  BROADCASTING -- 0.5%
     200,000        Tele-Communications, Inc., Liberty Media Group,            5,150,000
                      Class A *                                           --------------

                  BUSINESS SERVICES -- 2.6%
     425,000        Equifax, Inc.                                             12,643,750
     200,000        PHH Corp.                                                  5,950,000
     385,000        Primark Corp. *                                            9,576,875
                                                                          --------------
                                                                              28,170,625
                                                                          --------------
                  CHEMICALS -- 2.8%
     825,000        Agrium, Inc.                                              11,034,375
     200,000        Cabot Corp.                                                4,825,000
     135,000        Cytec Industries, Inc. *                                   4,826,250
     250,000        IMC Global, Inc.                                           9,375,000
                                                                          --------------
                                                                              30,060,625
                                                                          --------------

                       See notes to financial statements.

CAPITAL GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS October 31, 1996 (continued)

   Shares       Issuer                                                        Value
----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- (CONTINUED)
----------------------------------------------------------------------------------------
                  COMPUTER SOFTWARE -- 5.0%
     160,000        American Management Systems, Inc. *                   $    5,060,000
     241,000        Computervision Corp. *                                     2,169,000
     214,500        DST Systems, Inc. *                                        6,595,875
     600,000        Reynolds & Reynolds, Inc., Class A                        15,825,000
     238,890        Sterling Commerce, Inc. *                                  6,718,781
     150,000        Sterling Software, Inc.                                    4,875,000
     550,000        Vanstar Corp. *                                           13,062,500
                                                                          --------------
                                                                              54,306,156
                                                                          --------------
                  COMPUTERS/COMPUTER HARDWARE -- 5.5%
     500,000        EMC Corp. *                                               13,125,000
     100,000        Gateway 2000 Inc. *                                        4,706,250
     200,000        SCI Systems, Inc. *                                        9,950,000
     120,000        Seagate Technology, Inc. *                                 8,010,000
     200,000        Solectron Corp. *                                         10,700,000
     300,000        Storage Technology Corp. *                                12,787,500
      17,500        U.S. Robotics Corp. *                                      1,100,313
                                                                          --------------
                                                                              60,379,063
                                                                          --------------
                  CONSUMER PRODUCTS -- 4.8%
     250,000        Black & Decker Corp.                                       9,343,750
     550,000        First Brands Corp.                                        15,606,250
     450,000        Fruit of the Loom, Inc., Class A *                        16,368,750
     200,000        Jones Apparel Group, Inc. *                                6,250,000
     125,000        Liz Claiborne, Inc.                                        5,281,250
                                                                          --------------
                                                                              52,850,000
                                                                          --------------
                  DIVERSIFIED -- 0.6%
     150,000        Harnischfeger Industries, Inc.                             6,000,000
                                                                          --------------
                  ELECTRONICS/ELECTRICAL EQUIPMENT -- 5.8%
     285,000        Adaptec, Inc. *                                           17,349,375
     350,000        ADT Ltd. *                                                 6,912,500
     275,000        Atmel Corp. *                                              6,978,125
      77,500        Harman International Industries, Inc.                      3,981,563
     120,000        Teleflex, Inc.                                             5,775,000
     250,000        Teradyne Inc. *                                            3,968,750
     349,500        UCAR International, Inc. *                                13,674,188
     150,000        Xilinx, Inc. *                                             4,912,500
                                                                          --------------
                                                                              63,552,001
                                                                          --------------

                       See notes to financial statements.

CAPITAL GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS October 31, 1996 (continued)

   Shares       Issuer                                                        Value
----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- (CONTINUED)
----------------------------------------------------------------------------------------
                  ENTERTAINMENT/LEISURE -- 4.3%
     500,000        Aztar Corp. *                                         $    4,062,500
     600,000        Carnival Corp., Class A                                   18,075,000
     175,000        Circus Circus Enterprises Inc. *                           6,037,500
     400,000        International Game Technology                              8,450,000
     400,000        Mirage Resorts, Inc. *                                     8,800,000
                                                                          --------------
                                                                              45,425,000
                                                                          --------------
                  FINANCIAL SERVICES -- 5.6%
      75,000        Aames Financial Corp.                                      3,346,875
     100,000        Advanta Corp., Class A                                     4,831,250
     400,000        Countrywide Credit Industries, Inc.                       11,400,000
     100,000        Finova Group, Inc.                                         6,175,000
     200,000        First USA, Inc.                                           11,500,000
     300,000        Green Tree Financial Corp.                                11,887,500
     260,000        The Money Store, Inc.                                      6,695,000
     100,000        The PMI Group, Inc.                                        5,712,500
                                                                          --------------
                                                                              61,548,125
                                                                          --------------
                  FOOD/BEVERAGE PRODUCTS -- 0.4%
     100,000        Coca-Cola Enterprises, Inc.                                4,262,500
                                                                          --------------
                  HEALTH CARE -- 11.6%
     300,000        Beckman Instruments, Inc.                                 11,025,000
   1,000,000        Beverly Enterprises *                                     12,375,000
     100,000        Foundation Health Corp. *                                  2,987,500
     100,000        HBO & Co.                                                  5,967,000
     300,000        HEALTHSOUTH Corp.                                         11,250,000
     135,000        Lincare Holdings, Inc. *                                   5,062,500
     220,000        Omnicare, Inc.                                             5,995,000
     550,000        OrNda Healthcorp *                                        14,987,500
     300,000        PhyCor, Inc.                                               9,300,000
     250,000        Steris Corp. *                                             9,437,500
     175,000        Sybron International Corp. *                               5,096,875
     500,000        Tenet Healthcare Corp. *                                  10,437,500
     419,000        Universal Health Services, Inc., Class B *                10,475,000
     300,000        US Surgical Corp.                                         12,562,500
                                                                          --------------
                                                                             126,958,875
                                                                          --------------
                  HOME BUILDING CONSTRUCTION -- 1.0%
     400,000        Oakwood Homes Corp.                                       10,600,000
                                                                          --------------

                       See notes to financial statements.

CAPITAL GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS October 31, 1996 (continued)

   Shares       Issuer                                                        Value
----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- (CONTINUED)
----------------------------------------------------------------------------------------
                  INSURANCE -- 8.2%
     240,000        ACE, Ltd. #                                           $   13,140,000
     200,000        AFLAC, Inc.                                                8,025,000
     125,000        American Bankers Insurance Group, Inc.                     6,000,000
     100,000        Conseco Inc.                                               5,350,000
     200,000        MGIC Investment Corp.                                     13,725,000
     265,000        Mid Ocean, Ltd. (Bermuda)                                 12,455,000
     200,000        Reliastar Financial Corp.                                 10,600,000
     200,000        SunAmerica, Inc.                                           7,500,000
     170,000        Transatlantic Holdings, Inc.                              12,240,000
                                                                          --------------
                                                                              89,035,000
                                                                          --------------
                  MANUFACTURING -- 2.8%
      85,000        Johnson Controls                                           6,205,000
     310,000        Kennametal Inc.                                           10,540,000
     157,500        Mark IV Industries                                         3,405,938
     150,000        Parker Hannifin Corp.                                      5,681,250
     200,000        Pentair, Inc.                                              5,050,000
                                                                          --------------
                                                                              30,882,188
                                                                          --------------
                  METAL/MINING -- 0.5%
     150,000        Trinity Industries, Inc.                                   5,193,750
                                                                          --------------
                  OFFICE SUPPLIES -- 0.9%
     150,000        Avery Dennison Corp.                                       9,881,250
                                                                          --------------
                  OIL & GAS -- 3.7%
     300,000        Coflexip SA, ADR (France)                                  6,750,000
     400,000        Noble Drilling Corp. *                                     7,450,006
     200,000        PanEnergy Corp.                                            7,700,000
     150,000        Smith International *                                      5,700,000
     300,000        Tidewater, Inc.                                           13,125,000
                                                                          --------------
                                                                              40,725,006
                                                                          --------------
                  PAPER/FOREST PRODUCTS -- 0.4%
     150,000        Boise Cascade Corp.                                        4,650,000
                                                                          --------------
                  PIPELINES -- 0.8%
     150,000        Columbia Gas System, Inc.                                  9,112,500
                                                                          --------------

                       See notes to financial statements.

CAPITAL GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS October 31, 1996 (continued)

   Shares       Issuer                                                        Value
----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- (CONTINUED)
----------------------------------------------------------------------------------------
                  REAL ESTATE INVESTMENT TRUST -- 2.1%
     200,000        Equity Residential Properties Trust                   $    7,350,000
     175,000        FelCor Suite Hotels, Inc.                                  5,731,250
     222,400        Home Properties of New York, Inc.                          4,448,000
     200,000        Liberty Property Trust                                     4,325,000
     100,000        ROC Communities, Inc.                                      2,437,500
                                                                          --------------
                                                                              24,291,750
                                                                          --------------
                  RESTAURANTS/FOOD SERVICE -- 0.7%
     375,000        Wendy's International, Inc.                                7,734,375
                                                                          --------------
                  RETAILING -- 3.8%
     825,000        Eckerd Corp. *                                            22,893,750
     150,000        Ethan Allen Interiors, Inc. *                              5,362,500
     150,000        Kroger Co. *                                               6,693,750
     150,000        Proffitt's, Inc. *                                         6,056,250
                                                                          --------------
                                                                              41,006,250
                                                                          --------------
                  STEEL -- 1.2%
      50,000        AK Steel Holding Corp.                                     1,775,000
     700,000        Birmingham Steel Corp.                                    11,200,000
                                                                          --------------
                                                                              12,975,000
                                                                          --------------
                  TELECOMMUNICATIONS -- 2.7%
     311,200        Aspect Telecommunications Corp. *                         18,516,400
      90,000        CPT Telefonica del Peru S.A., ADR (Peru)                   1,856,250
     300,000        Nextel Communications Inc., Class A *                      4,800,000
     250,000        Octel Communications Corp. *                               3,968,750
                                                                          --------------
                                                                              29,141,400
                                                                          --------------
                  TEXTILES -- 0.7%
     256,600        Unifi, Inc.                                                7,986,675
                                                                          --------------

                       See notes to financial statements.

CAPITAL GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS October 31, 1996 (continued)

   Shares       Issuer                                                        Value
----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- (CONTINUED)
----------------------------------------------------------------------------------------
                  UTILITIES -- 2.7%
     400,000        American Power Conversion Corp. *                     $    8,550,000
     200,000        CINergy Corp.                                              6,625,000
     220,000        DPL, Inc.                                                  5,252,500
     300,000        Pinnacle West Capital Corp.                                9,262,500
                                                                          --------------
                                                                              29,690,000
                                                                          --------------
                TOTAL COMMON STOCK (COST $826,576,579)                     1,004,084,339
                                                                          --------------
                CONVERTIBLE PREFERRED STOCK -- 0.3%
                -----------------------------------
                  Broadcasting -- 0.3%
      60,000        American Radio Systems, 7.00%, #                           2,940,000
                      (COST $3,000,000)                                   --------------

 Principal
   Amount
----------------------------------------------------------------------------------------
                CONVERTIBLE CORPORATE BONDS & NOTES -- 0.7%
                -------------------------------------------
                  Electronics -- 0.4%
  $5,000,000        Xilinx Inc., 5.25%, 11/01/02 #                             4,714,500
                  Pharmaceuticals -- 0.3%
   3,000,000        ICN Pharmaceuticals, 8.50%, 11/15/99                       3,231,570
                                                                          --------------
                TOTAL CONVERTIBLE CORPORATE BONDS & NOTES                      7,946,070
                (COST $8,000,000)                                         --------------
                U.S. GOVERNMENT OBLIGATION -- 0.1%
                ----------------------------------
     565,000        U.S. Treasury Note, 6.87%, 05/15/06 (COST $570,385)          585,304
----------------------------------------------------------------------------------------
                TOTAL LONG-TERM INVESTMENTS                                1,015,555,713
                (COST $838,146,964)
----------------------------------------------------------------------------------------

                       See notes to financial statements.

CAPITAL GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS October 31, 1996 (continued)

 Principal
   Amount                               Issuer                                Value
----------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 8.0%
----------------------------------------------------------------------------------------
                U.S. GOVERNMENT SPONSORED OBLIGATION -- 1.8%
                --------------------------------------------
$ 20,000,000      Federal Home Loan Mortgage Corp., Discount Note,        $   19,827,333
                    5.18%, 12/31/96                                       --------------
                COMMERCIAL PAPER -- 6.2%
                ------------------------
  27,789,000      Household Finance Corp., 5.40%, 11/01/96                    27,789,000
  20,000,000      Nestle Capital Corp., 5.18%, 11/13/96                       19,965,467
  20,000,000      SmithKline Beecham PLC, 5.24%, 11/13/96                     19,965,067
                                                                          --------------
                                                                              67,719,534
----------------------------------------------------------------------------------------
                TOTAL SHORT-TERM INVESTMENTS                                  87,546,867
                (COST $87,546,867)
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                TOTAL INVESTMENTS -- 101.2%                               $1,103,102,580
                (COST $925,693,831)
----------------------------------------------------------------------------------------
#     =   Security may only be sold to qualified institutional
          buyers.
*     =   Non income producing security.
t     =   All or a portion of this security is pledged to cover
          financial futures contracts.
ACES  =   Automatic Common Exchange Securities.
ADR   =   American Depositary Receipt.

                       See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES October 31, 1996
--------------------------------------------------------------------------------

                                                                     Growth &         Capital
                                                                      Income           Growth
                                                                    Portfolio        Portfolio
                                                                  --------------   --------------
ASSETS:
 Investment securities, at value (Note 1)........................ $2,099,819,265   $1,103,102,580
 Cash............................................................            956              941
 Receivables:
   Investment securities sold....................................     20,216,167        8,824,987
   Interest and dividends........................................      4,587,325          750,403
 Other assets....................................................         94,485           78,120
                                                                  --------------   --------------
       Total Assets..............................................  2,124,718,198    1,112,757,031
                                                                  --------------   --------------
LIABILITIES:
 Payable for investment securities purchased.....................     31,402,747       22,079,842
 Accrued liabilities: (Note 2)
   Administration fees...........................................         88,975           47,321
   Investment advisory fees......................................        710,802          378,562
   Custodian.....................................................         35,044            6,110
   Other.........................................................        132,689          112,863
                                                                  --------------   --------------
       Total Liabilities.........................................     32,370,257       22,624,698
                                                                  --------------   --------------
NET ASSETS APPLICABLE TO INVESTORS' BENEFICIAL INTERESTS......... $2,092,347,941   $1,090,132,333
Cost of Investments.............................................. $1,721,063,078   $  925,693,831
                                                                  ==============   ==============

                       See notes to financial statements.

STATEMENT OF OPERATIONS For the year ended October 31, 1996
--------------------------------------------------------------------------------

                                                                        Growth &         Capital
                                                                         Income          Growth
                                                                        Portfolio       Portfolio
                                                                      -------------   -------------
INVESTMENT INCOME:
 Dividend............................................................ $  40,163,037   $  11,147,019
 Interest............................................................    15,979,731       6,376,287
                                                                       ------------    ------------
       Total investment income.......................................    56,142,768      17,523,306
                                                                       ------------    ------------
EXPENSES: (Note 2)
 Investment Advisory fees............................................     8,101,188       4,226,466
 Administration fees.................................................     1,012,648         528,308
 Custodian fees......................................................       141,771          81,603
 Amortization of organization costs (Note 1).........................         8,012           8,012
 Professional fees...................................................        62,232          66,809
 Trustees fees and expenses..........................................        88,590          51,050
 Other...............................................................       104,455         109,511
                                                                       ------------    ------------
       Total expenses................................................     9,518,896       5,071,759
                                                                       ------------    ------------
   Net investment income.............................................    46,623,872      12,451,547
                                                                       ------------    ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
 Net realized gain on:
   Investments.......................................................   155,750,263     132,963,967
   Futures and written option transactions...........................     7,927,539              --
 Change in net unrealized appreciation/depreciation on:
   Investments.......................................................   164,599,862      71,608,504
   Futures and written option transactions...........................    (1,362,579)             --
                                                                       ------------    ------------
 Net realized and unrealized gain on investments.....................   326,915,085     204,572,471
                                                                       ------------    ------------
 Net increase in net assets from operations.......................... $ 373,538,957   $ 217,024,018
                                                                       ============    ============

                       See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                    Growth &                               Capital
                                                                     Income                                 Growth
                                                                   Portfolio                              Portfolio
                                                       ----------------------------------    ------------------------------------
                                                            Year               Year                Year                Year
                                                            Ended              Ended              Ended               Ended
                                                          10/31/96           10/31/95            10/31/96            10/31/95
                                                       ---------------    ---------------    ----------------    ----------------
INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS:
 Net investment income..............................   $    46,623,872    $    49,161,074    $     12,451,547    $     14,034,371
 Net realized gain on investments and futures
   transactions.....................................       163,677,802         95,276,889         132,963,967          38,313,408
 Change in net unrealized appreciation on
   investments and futures..........................       163,237,283        154,841,478          71,608,504          83,513,979
                                                        --------------     --------------     ---------------     ---------------
 Increase in net assets from operations.............       373,538,957        299,279,441         217,024,018         135,861,758
                                                        --------------     --------------     ---------------     ---------------
TRANSACTIONS IN INVESTORS' BENEFICIAL INTEREST:
 Contributions......................................       470,616,913        511,820,403       1,114,082,444       1,403,653,138
 Withdrawals........................................      (605,973,572)      (542,453,501)     (1,260,399,848)     (1,217,251,104)
                                                        --------------     --------------     ---------------     ---------------
 Net increase (decrease) from transactions in
   investors' beneficial interests..................      (135,356,659)       (30,633,098)       (146,317,404)        186,402,034
                                                        --------------     --------------     ---------------     ---------------
       Net increase in net assets...................       238,182,298        268,646,343          70,706,614         322,263,792
NET ASSETS:
 Beginning of period................................     1,854,165,643      1,585,519,300       1,019,425,719         697,161,927
                                                        --------------     --------------     ---------------     ---------------
 End of period......................................   $ 2,092,347,941    $ 1,854,165,643    $  1,090,132,333    $  1,019,425,719
                                                        ==============     ==============     ===============     ===============

                       See notes to financial statements.

VISTA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS October 31, 1996
--------------------------------------------------------------------------------
1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES -- Growth and Income Portfolio ("GIP") and Capital Growth Portfolio ("CGP"), (the "Portfolios") are separately registered under the Investment Company Act of 1940, as amended, as non-diversified, open end management investment companies organized as trusts under the laws of the State of New York. Each declaration of trust permits the Trustees to issue beneficial interests in the respective Portfolios. The GIP and the CGP commenced operations on November 29, 1993.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

    The following is a summary of significant accounting policies followed by the Portfolios:

    A. Valuation of investments -- Equity securities, purchased options and futures are valued at the last sale price on the exchange on which they are primarily traded, including the NASDAQ National Market. Securities for which sale prices are not available and other over-the-counter securities are valued at the last quoted bid price. Bonds and other fixed income securities (other than short-term obligations), including listed issues, are valued on the basis of valuations supplied by pricing services or by matrix pricing systems of a major dealer in bonds. Short-term debt securities with 61 days or more to maturity at time of purchase are valued, through the 61st day prior to maturity, at market value based on quotations obtained from market makers or other appropriate sources; thereafter, the value on the 61st day is amortized on a straight-line basis over the remaining number of days to maturity. Short-term investments with 60 days or less to maturity at time of purchase are valued at amortized cost, which approximates market. Portfolio securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

    B. Repurchase agreements -- It is the Portfolios' policy that repurchase agreements are fully collateralized by U.S. Treasury and Government Agency securities. All collateral is held by the Trusts' custodian bank, subcustodian, or a bank with which the custodian bank has entered into a subcustodian agreement, or is segregated in the Federal Reserve Book Entry System. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Trusts may be delayed or limited.

    C. Futures contracts -- When a Portfolio enters into a futures contract, it makes an initial margin deposit in a segregated account, either in cash or liquid securities. Thereafter, the futures contract is marked to market and the portfolio makes (or receives) additional cash payments daily to the broker. Changes in the value of the contract are recorded as unrealized appreciation/depreciation until the contract is closed or settled.

    The GIP invested a portion of its liquid assets in long stock index futures contracts to more fully participate in the market. Use of futures contracts subject the Portfolio to risk of loss up to the amount of the value of the contract.

    The Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction, therefore, the Portfolio's credit risk is limited to failure of the exchange or board of trade.

    As of October 31, 1996, the Portfolios had no outstanding futures contracts.

    D. Written options -- When a Portfolio writes an option on a futures contract, an amount equal to the premium received by the Portfolio is included in the portfolio's Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability is adjusted daily to reflect the current market value of the written options and the change is recorded in a corresponding unrealized gain or loss account. When a written option expires on its stipulated expiration date, or when a closing transaction is entered into, the related liability is extinguished and the Portfolio realizes a gain (or loss if the cost of the closing transaction exceeds the premium received when the option was written).

VISTA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS October 31, 1996 (continued)
--------------------------------------------------------------------------------

    The GIP writes options on stock index securities futures. These options are settled for cash and subject the Portfolio to market risk in excess of the amounts that are reflected in the Statement of Assets and Liabilities. The Portfolio, however, is not subject to credit risk on written options as the counterparty has already performed its obligation by paying a premium at the inception of the contract.

    As of October 31, 1996 the Portfolios had no outstanding written options.

    E. Security transactions and investment income -- Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date.

    F. Organization costs -- Organization and initial registration costs incurred in connection with establishing the Portfolios have been deferred and are being amortized on a straight-line basis over a sixty month period beginning at the commencement of operations of each Portfolio.

    G. Federal income taxes -- The Portfolios intend to continue to qualify as partnerships and therefore net income and net realized gains are taxed to the partners. Accordingly, no tax provisions are recorded by the Portfolios. The investors in the Portfolios must take into account their proportionate share of the Portfolios' income, gains, losses, deductions, credits and tax preference items in computing their federal income tax liability, without regard to whether they have received any cash distributions from the Portfolio. The Portfolios do not intend to distribute to investors their net investment income or their net realized gains, if any. It is intended that the Portfolios will be managed in such a way that investors in the portfolio will be able to satisfy the requirements of subchapter M of the Internal Revenue Code to be taxed as regulated investment companies.

2.   FEES AND OTHER TRANSACTIONS WITH AFFILIATES

    A. Investment advisory fee -- Pursuant to separate Investment Advisory Agreements, The Chase Manhattan Bank ("Chase" or the "Adviser") acts as the Investment Adviser to the Portfolios. Chase is a direct wholly-owned subsidiary of The Chase Manhattan Corporation. As Investment Adviser, Chase supervises the investments of the Portfolios and for such services is paid a fee.

    The fee is computed daily and paid monthly at an annual rate equal to 0.40% of the Portfolios' average daily net assets.

    Chase Asset Management, Inc. ("CAM"), a registered investment adviser, is the sub-investment adviser to each of the Portfolios pursuant to a Sub-Investment Advisory Agreement between CAM and Chase. CAM is a wholly owned subsidiary of Chase and is entitled to receive a fee, payable by Chase from its advisory fee, at an annual rate equal to 0.20% of each Portfolio's average daily net assets.

    B. Custodial fees -- Chase, as Custodian provides safekeeping services for the Portfolios' securities. Compensation for such services are presented in the Statement of Operations as custodian fees.

    C. Administration fee -- Pursuant to an Administration Agreement, Chase (the "Administrator") provides certain administration services to the Trusts. For these services and facilities, the Administrator receives from each Portfolio a fee computed at the annual rate equal to 0.05% of the respective Portfolio's average daily net assets.

VISTA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS October 31, 1996 (continued)
--------------------------------------------------------------------------------

3. INVESTMENT TRANSACTIONS -- For the year ended October 31, 1996, purchases and sales of investments (excluding short-term investments) were as follows:

                                                            GIP               CGP
                                                       --------------    -------------
Purchases (excluding U.S. Government)...............   $1,187,045,632    $ 865,730,088
Sales (excluding U.S. Government)...................    1,135,951,143      953,423,528
Purchases of U.S. Government........................       20,197,299          570,385
Sales of U.S. Government............................       25,429,221               --

The portfolio turnover rates of GIP and CGP for the year end ended were 62% and 90%, respectively. The average commission rates paid per share were $0.05949 and $0.05843 for GIP and CGP, respectively.

4. RETIREMENT PLAN -- The Portfolios have adopted an unfunded noncontributory defined benefit pension plan covering all independent trustees of the Portfolios who will have served as an independent trustee for at least five years at the time of retirement. Benefits under this plan are based on compensation and years of service. Pension expenses for the year ended October 31, 1996, included in Trustees Fees and Expenses in the Statement of Operations, prepaid pension costs and accrued pension liability included in other assets, and other accrued liabilities, respectively, in the Statement of Assets and Liabilities were as follows:

                                                                    Prepaid    Accrued
                                                        Pension     Pension    Pension
                                                        Expenses    Assets     Liability
                                                        --------    -------    -------
GIP..................................................   $19,631     $60,845    $80,476
CGP..................................................     9,910      30,717     40,627

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Trustees and Beneficial
Interest Holders of Growth and Income
Portfolio and Capital Growth Portfolio

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of Vista Growth and Income Portfolio and Vista Capital Growth Portfolio (the "Portfolios") at October 31, 1996, the results of each of their operations for the year then ended, and the changes in their net assets for each of the two years in the period then ended in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1996 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
December 10, 1996

                                  (unaudited)
VISTA GROWTH AND INCOME FUND
VISTA CAPITAL GROWTH FUND
VISTA SMALL CAP EQUITY FUND
VISTA EQUITY INCOME FUND
VISTA LARGE CAP EQUITY FUND
VISTA AMERICAN VALUE FUND
VISTA BALANCED FUND
--------------------------------------------------------------------------------

    Certain tax information regarding the Vista Mutual Funds is required to be provided to shareholders based upon the Funds' income and distributions for the taxable year ended October 31, 1996. The information and distributions reported in this letter may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 1996. The information necessary to complete your income tax returns for the calendar year ending December 31, 1996 will be received under separate cover.

FOR THE FISCAL YEAR ENDED OCTOBER 31, 1996.

The following represents the source and percentage of income earned from government obligations, the percentage of distributions eligible for the dividends received deduction and the long-term capital gains distributed per share by the Funds:

                                                                                                       Long-Term
                            Federal   Federal     Federal       Federal                                 Capital
                 U.S.        Farm      Home      Home Loan       Nat'l      Gov't Nat'l   Dividends      Galns
               Treasury     Credit     Loan      Mortgage      Mortgage      Mortgage     Received    Distribution
 VISTA FUND   Obligations    Bank      Bank     Corporation   Association   Association   Deduction    Per Share
              -----------   -------   -------   -----------   -----------   -----------   ---------   ------------
Growth and
 Income......     4.54%       1.12%     3.52%      4.21%         0.34%            --         82.14%      $1.611
Capital
  Growth.....     0.28%       0.32%     4.30%      5.52%         4.13%            --         37.39%      $0.480
Small Cap
  Equity.....     0.67%       0.10%     3.23%      3.49%         1.04%            --         10.40%      $0.360
Equity
  Income.....     2.60%          --        --         --            --            --         43.05%      $0.863
Large Cap
  Equity.....        --          --     0.87%      0.81%            --            --         36.67%      $1.570
American
  Value......     9.83%          --        --      0.36%            --            --        100.00%      $0.270
Balanced.....    30.30%       0.12%     1.54%      4.44%         1.93%         1.57%         16.81%      $0.640

                              VISTA SERVICE CENTER
                                P.O. BOX 419392
                             KANSAS CITY, MO 64179

                       Investment Adviser, Administrator,
               Shareholder and Fund Servicing Agent and Custodian
                            The Chase Manhattan Bank

                                  Distributor
                         Vista Fund Distributors, Inc.

                                 Transfer Agent
                               DST Systems, Inc.

                                 Legal Counsel
                           Simpson Thacher & Bartlett

                            Independent Accountants
                              Price Waterhouse LLP

Vista Fund Distributors, Inc. is the funds' distributor and is unaffiliated with Chase. The Chase Manhattan Bank is the funds' adviser.

This report is submitted for the general information of the shareholders of the funds. It is not authorized for distribution to prospective investors in the funds unless preceded or accompanies by a prospectus.

To obtain a prospectus for any of the Vista funds, call 1-800-34-VISTA. The prospectus contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

                                                                    VEQTY-Z-1296

[VISTA LOGO]

---------------------------------------------------------------

- VISTA EUROPEAN FUND
   (Class A and Class B Shares)

- VISTA SOUTHEAST ASIAN FUND
   (Class A and Class B Shares)

- VISTA JAPAN FUND
   (Class A and Class B Shares)

- VISTA INTERNATIONAL EQUITY FUND
   (Class A and Class B Shares)
---------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                   ANNUAL REPORT
                                                                OCTOBER 31, 1996

CONTENTS

       Chairman's Letter                                                1

       Fund Commentaries                                                2

       Portfolio of Investments                                         8

       Notes to Financial Statements                                   24

       Per Share Data                                                  32

Vista is in the process of redesigning your Shareholder Reports to include even more information about your fund, its current investment strategy and how it is performing.

Watch for the completed redesign when you receive your next Semiannual Report.

                                                               December 19, 1996

Dear Shareholder:

We are pleased to enclose the annual reports for the following Vista International Funds for the period ended October 31, 1996:

    - Vista International Equity Fund
    - Vista European Fund
    - Vista Japan Fund
    - Vista Southeast Asian Fund

The global equity markets turned in widely-divergent performance during the year ended October 31, 1996. Among the highlights:

  EUROPE

  Low interest rates drove most European stock market prices higher over the past year, despite only mixed signs of economic growth. The increasing likelihood of currency convergence among European Union members could provide a variety of investment opportunities within a slow-growth environment.

  JAPAN

  Despite low interest rates, Japanese markets ended the reporting year with negative returns. Clearly, substantial market gains in Japan moving forward will most likely require confirmed signs of economic recovery.

  SOUTHEAST ASIA

  The strong performance of markets in Hong Kong and Malaysia masked disappointing returns in other regional markets, particularly in Thailand. The region's high growth rates and a more docile U.S. interest rate environment continue to present attractive opportunities for long-term investors.

  LATIN AMERICA

  The region has continued its recovery from the Mexican Peso crisis of 1994. Further progress on economic and structural reforms will be key to the success of the region.

The past year has clearly shown that all markets do not move in the same direction at the same time. While the strong performance of the U.S. equity markets has quieted investors' interest in overseas markets, we believe long-term investors should continue to maintain an internationally-diversified portfolio.

We appreciate the trust that you have placed in Vista, and we look forward to serving your investment needs for many years to come. If you have any questions, please feel free to call us at 1-800-34-VISTA.

Sincerely,

/s/ F. REID

Fergus Reid
Chairman

INVESTMENTS IN THE FUNDS ARE NOT DEPOSITS OF, OR GUARANTEED OR ENDORSED BY, THE CHASE MANHATTAN BANK, AND THE SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. INVESTMENTS IN MUTUAL FUNDS INVOLVE RISK, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

VISTA EUROPEAN FUND

Vista European Fund, which seeks long-term growth of capital by investing primarily in the common stocks of established companies in Western Europe, has provided shareholders with a total return of 20.78% since inception on November 2, 1995 (Class A shares, without sales charge).

LOW INTEREST RATES SPUR EUROPEAN STOCK MARKETS

What contributed to the Fund's strong performance? Early in 1996, the Fund took above-index positions in France and Germany while underweighting the United Kingdom. On a sector basis, the Fund benefited from an overweight position in cyclical stocks and below-index allocations to the utility, banking and energy sectors. By the second quarter, the Fund's manager changed course based on a forecast of more restrictive corporate spending. That meant maintaining defensive, relatively-neutral country and industry weightings while avoiding the financial sector.

Throughout the reporting year, European stock market participants waited for consistent signs of economic growth in the region's major economies, particularly Germany. By mid-1996, it became apparent that flat consumer incomes, rising taxes and increasing unemployment would keep much of Europe on the slow growth track. Low interest rates, however, provided the underpinnings for increases in stock prices.

MANAGER BULLISH ON PROSPECTS FOR CURRENCY CONVERGENCE

As the reporting year ended, the Fund's positioning reflected the manager's belief that currency convergence among European Union members would indeed occur and could prove to be deflationary. An additional theme running through the portfolio was corporate restructuring, given the manager's view that such companies are well-positioned to provide steady returns during a slow recovery.

While the road to convergence may be a difficult one for most European economies, an exciting period should lie ahead for European companies. During this time, careful stock selection such as that provided by Vista's disciplined stock managment system may potentially add great value to shareholders. European stocks have performed well over the past year, and we believe that continuing reasonable valuations, a strong dollar and restructuring companies provide a basis for continued optimism.

VISTA SOUTHEAST ASIAN FUND

Vista Southeast Asian Fund, which seeks long-term growth of capital by investing in the stocks of companies located in the Pacific Rim (excluding Japan), has provided shareholders with a strong total return of 19.70% (Class A shares, without sales charge) from inception on November 2, 1995 through October 31, 1996.

HONG KONG & MALAYSIA LEAD REGIONAL PERFORMANCE

Southeast Asian equity markets provided widely-divergent returns during the reporting year, with markets in Hong Kong and Malaysia consistently outperforming those in other countries, particularly Thailand.

A particular success story involved the manager's positive stance on Malaysia. Throughout the year, the Fund's performance was supported by its above-index allocation here. Contrary to popular sentiment that Malaysia's economy was overheating, the manager remained invested and participated as overall equity prices rose. While the Fund did trim positions later in the reporting year, it maintained a focus on smaller Malaysian companies due to a lack of attractive opportunities elsewhere.

Early in 1996, there were widely-held expectations of local interest rate cuts and significant new liquidity throughout Southeast Asia. These hopes were dashed, however, by stronger-than-expected economic growth as well as rising U.S. interest rates. Despite subsequent volatility in the Southeast Asian markets, the Fund performed well thanks to effective regional allocation decisions.

Above-index allocations to Thailand detracted from performance in the first half of the year, leading the manager to cut exposure there in favor of more attractive valuations in Indonesia and the Philippines.

With investors in the region concerned about U.S. interest rates, Hong Kong equities benefited from its position as the region's most liquid market.

ECONOMIC GROWTH CONTINUES

The emerging markets of the Pacific Rim continued to grow faster than those of developed countries over the period. While they remain volatile and sensitive to such factors as U.S. interest rates, we believe that these markets are among the most exciting in the world for long-term investors.

VISTA JAPAN FUND

Vista Japan Fund, which seeks long-term growth of capital by investing in the stocks of companies located in Japan, has provided shareholders with a total return of -5.80% (Class A shares, without sales charge) from inception on November 2, 1995 through October 31, 1996.

ANTICIPATED GROWTH FAILS TO MATERIALIZE

Early in the reporting year, it appeared that the long-awaited economic recovery had finally arrived in Japan. A weaker yen, increasing liquidity and muted signs of recovery drove stock prices higher, especially after the announcement of outstanding economic growth in the first quarter of 1996. In this environment, the Fund benefited from its strong positions in the securities, machinery and transportation industries.

With interest rates at record lows and growth in the consumption area already discounted, most market participants counted on a continuation of economic growth to drive stock prices higher. When this growth failed to materialize, the market stalled and gave back its gains from early in the year. Vista Japan Fund was not immune to these losses, but it responded to the disappointing growth by underweighting cyclical stocks and overweighting real estate.

Despite a poor year for the Japanese stock market, the Fund's manager continues to have a positive stance due to the weaker yen, a better interest rate environment and the recovery in high-tech shares. At the end of the reporting year, the Fund was underweighted in cyclical stocks and overweighted in real estate, which the manager believed would benefit from gradual recovery and low interest rates.

                              VISTA EUROPEAN FUND
                                 TOTAL RETURN*
                                 AS OF 10/31/96

                                  WITHOUT           WITH
CLASS A SHARES                  SALES CHARGE    SALES CHARGE
                                ------------    ------------
Since Inception (11/2/95)....      20.78%           15.04%

                                  WITHOUT           WITH
CLASS B SHARES                      CDSC           CDSC#
                                ------------    ------------
Since Inception (11/3/95)....      20.35%           15.35%

 * Assumes dividend reinvestment and reflects fee waivers. Without such waivers, performance would have been reduced.
 # Assumes a 5% CDSC for the period since inception.

                           VISTA SOUTHEAST ASIAN FUND
                                  TOTAL RETURN
                                AS OF 10/31/96*

                                  WITHOUT           WITH
CLASS A SHARES                  SALES CHARGE    SALES CHARGE
                                ------------    ------------
Since Inception (11/2/95)....      19.70%           14.01%

                                  WITHOUT           WITH
CLASS B SHARES                      CDSC           CDSC#
                                ------------    ------------
Since Inception (11/3/95)....      18.78%           13.78%

 * Assumes dividend reinvestment and reflects fee waivers. Without such waivers, performance would have been reduced.
 # Assumes a 5% CDSC for the period since inception.

                                VISTA JAPAN FUND
                                  TOTAL RETURN
                                AS OF 10/31/96*

                                  WITHOUT           WITH
CLASS A SHARES                  SALES CHARGE    SALES CHARGE
                                ------------    ------------
Since Inception (11/2/95)....      -5.80%          -10.27%

                                  WITHOUT           WITH
CLASS B SHARES                      CDSC           CDSC#
                                ------------    ------------
Since Inception (11/3/95)....      -6.50%          -11.17%

 * Assumes dividend reinvestment and reflects fee waivers. Without such waivers, performance would have been reduced.
 # Assumes a 5% CDSC for the period since inception.

VISTA INTERNATIONAL EQUITY FUND

Vista International Equity Fund, which seeks long-term growth of capital by investing primarily in the common stocks of established overseas companies, provided shareholders with a total return of 3.53% (Class A shares, without sales charge) for the year ended October 31, 1996.

EUROPE & JAPAN: WAITING FOR SUSTAINED GROWTH

Despite numerous interest rate cuts, sustainable signs of growth in EUROPE have not emerged. In 1996, spirits were further dampened as European Union-member governments issued austere budgets in their efforts to meet the Maastricht criteria for currency convergence. Given the Fund manager's view that currency convergence will happen -- and will be accompanied by slow growth -- the Fund ended the reporting period with substantial allocations to restructured companies, which can maintain performance in a slow-growth environment. The manager also favored interest rate-sensitive stocks such as financials.

The JAPANESE MARKET disappointed investors throughout the reporting year and hindered overall Fund performance. Japanese stock prices rallied at the end of 1995 and advanced after outstanding first quarter economic growth figures. However, they fell sharply when growth proved unsustainable. At the end of the reporting year, the Fund had taken an underweight position in Japan in response to a stronger dollar and the manager's view that the Japanese recovery will be slower than most people expect.

Because SOUTHEAST ASIAN MARKETS such as Thailand and Malaysia export a significant amount to the U.S., their markets typically have a high correlation to the U.S. dollar and interest rates. Consequently, Southeast Asian markets were volatile during the year in response to the uncertain U.S. interest rate environment. During the reporting year, Hong Kong and Malaysia outperformed other regional markets, and the Fund's overweighting of these countries helped performance. LATIN AMERICA continued to recover from the Mexican Peso shock of 1994 as markets there were generally positive.

VALUATION & DIVERSIFICATION: THE OVERSEAS ADVANTAGE

The international markets remain exciting and potentially lucrative for American investors because of the likelihood of currency convergence in Europe, expectations for the eventual Japanese economic recovery, strong growth potential in the Pacific Rim, and significant structural reforms in Latin America. We believe that, after generally underperforming their American counterparts, many international markets carry a significant valuation advantage. Perhaps most importantly, these markets might help investors spread risk through diversification.

                        VISTA INTERNATIONAL EQUITY FUND
                          AVERAGE ANNUAL TOTAL RETURN+
                                 AS OF 10/31/96

                                  WITHOUT           WITH
CLASS A SHARES                  SALES CHARGE    SALES CHARGE
                                ------------    ------------
One Year.....................       3.53%          -1.38%
Since Inception (12/31/92)...       6.34%           4.99%

                                  WITHOUT           WITH
CLASS B SHARES                      CDSC           CDSC*
                                ------------    ------------
One Year.....................       3.03%          -1.97%
Since Inception (11/15/93)...       2.14%           1.17%

 + Assumes dividend reinvestment and reflects fee waivers. Without such waivers, performance would have been reduced.
 * Assumes a 5% CDSC for the one year period and a 3% CDSC for the period since inception.

                               GROWTH OF $10,000

                                             LIPPER
                                             INTER-
                           VISTA INTER-     NATIONAL
   MEASUREMENT PERIOD      NATIONAL EQ-   FUNDS AVER-     MSCI EAFE
 (FISCAL YEAR COVERED)      UITY FUND         AGE           INDEX
12/31/92                        9525.00       10000.00       10000.00
01/31/93                        9458.33       10035.00       10002.00
02/28/93                        9601.20       10262.79       10307.06
03/31/93                        9906.00       10845.72       11208.93
04/30/93                       10382.25       11396.68       12276.02
05/31/93                       10753.73       11637.15       12538.73
06/30/93                       10248.90       11389.28       12345.63
07/31/93                       10572.75       11746.91       12780.20
08/31/93                       11249.03       12477.56       13472.88
09/30/93                       11153.78       12407.69       13172.44
10/31/93                       11258.55       12947.42       13580.78
11/30/93                       10658.48       12424.35       12396.54
12/31/93                       11567.16       13583.54       13294.05
01/31/94                       12284.73       14423.00       14421.38
02/28/94                       11940.29       14110.02       14383.89
03/31/94                       11461.92       13479.30       13766.82
04/30/94                       11605.43       13820.33       14354.66
05/31/94                       11461.92       13774.72       14275.71
06/30/94                       11366.24       13631.47       14481.28
07/31/94                       11634.13       14002.24       14623.20
08/31/94                       11921.16       14416.71       14972.69
09/30/94                       11576.73       14057.73       14504.05
10/31/94                       11777.65       14330.45       14989.93
11/30/94                       11146.19       13626.83       14273.41
12/31/94                       11066.78       13490.56       14366.19
01/31/95                       10330.93       12830.87       13817.40
02/28/95                       10418.07       12848.83       13781.48
03/31/95                       10844.09       13270.28       14645.58
04/30/95                       11095.83       13692.27       15200.64
05/31/95                       11221.69       13801.81       15022.80
06/30/95                       11231.38       13800.43       14762.90
07/31/95                       11821.99       14540.13       15685.58
08/31/95                       11686.44       14268.23       15091.10
09/30/95                       11821.99       14482.26       15389.90
10/31/95                       11638.03       14182.47       14980.53
11/30/95                       11608.98       14325.72       15401.48
12/31/95                       11718.39       14759.78       16025.24
01/31/96                       11893.58       15091.88       16094.15
02/29/96                       11883.85       15147.72       16152.09
03/31/96                       12166.10       15403.72       16499.36
04/30/96                       12574.88       15844.31       16982.79
05/31/96                       12438.62       15836.66       16673.71
06/30/96                       12565.15       15941.18       16772.08
07/31/96                       11893.58       15348.17       16285.69
08/31/96                       11883.85       15518.53       16324.78
9/30/96                        12205.04       15850.63       16762.28
10/31/96                       12049.31       15738.09       16594.66

Past performance is not predictive of future performance. Investment return and principal value will fluctuate with market conditions. When shares are redeemed, they may be worth more or less than their original cost.

This chart illustrates comparative performance for $10,000 invested in Class A shares of the Vista International Equity Fund, the Lipper International Funds Average and the MSCI EAFE Index from December 31, 1992 to October 31, 1996. The Fund's performance includes a 4.75% sales charge and assumes the reinvestment of all dividends and capital gains. Also, certain fees were waived during the period. Had they not been waived, total returns would have been lower. The Average's performance does not include a sales charge and reflects reinvestment of all dividends and capital gains on mutual funds and the benchmark.

The Lipper International Funds Average represents the average performance of a universe of 375 actively managed international stock funds. Lipper is an independent mutual fund performance monitor whose results do not reflect a sales charge.

The MSCI EAFE Index is unmanaged and is a replica (or model) of the performance of the world's equity markets, excluding the U.S. and Canada.

International investing involves special risks. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. or other nations

VISTA EUROPEAN FUND
PORTFOLIO OF INVESTMENTS October 31, 1996

 Shares                                 Issuer                                   Value
-----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- 96.5%
-----------------------------------------------------------------------------------------
            COMMON STOCK -- 96.5%
            ---------------------
              AUSTRIA -- 3.2%
                Oil & Gas -- 1.7%
   1,126          OMV AG                                                      $   110,299
                Steel -- 1.5%
   1,295          Boehler -- Uddeholm AG                                           96,934
                                                                              -----------
              TOTAL AUSTRIA                                                       207,233
                                                                              -----------
              DENMARK -- 4.5%
                Banking -- 4.5%
   7,000          BG Bank A/S                                                     297,506
                                                                              -----------
              FRANCE -- 10.6%
                Automotive -- 1.2%
     573          Equipements et Composants pour l'Industrie Automobile            77,399
                Broadcasting & Publishing -- 0.6%
     400          TV Francaise (TF1)                                               42,598
                Financial Services -- 3.2%
     635          Cetelem Group                                                   135,622
     689          Group Axime*                                                     71,622
                Insurance -- 1.5%
   3,230          AGF (Assurances Generales de France)                             95,353
                Oil & Gas -- 1.4%
   1,192          Total SA -- B                                                    93,317
                Pharmaceuticals -- 1.4%
     347          Roussel-Uclaf                                                    91,909
                Utilities -- 1.3%
     726          Compagnie Generale des Eaux                                      86,838
                                                                              -----------
              TOTAL FRANCE                                                        694,658
                                                                              -----------
              GERMANY -- 14.2%
                Automotive -- 2.1%
   2,300          Daimler-Benz AG                                                 135,124
                Capital Goods -- 1.6%
     268          Mannesmann AG                                                   104,139
                Consumer Products -- 5.4%
   1,920          Adidas AG                                                       164,694
   6,300          Puma AG                                                         186,310
                Insurance -- 2.5%
      91          Allianz AG Holding                                              163,453

                       See notes to financial statements.

VISTA EUROPEAN FUND
PORTFOLIO OF INVESTMENTS October 31, 1996 (continued)

 Shares                                 Issuer                                   Value
-----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- (CONTINUED)
-----------------------------------------------------------------------------------------
              GERMANY (CONTINUED)
                Pharmaceuticals -- 1.4%
   1,200          Schwarz Pharma AG                                           $    92,466
                Utilities -- 1.2%
   1,514          Veba AG                                                          80,813
                                                                              -----------
              TOTAL GERMANY                                                       926,999
                                                                              -----------
              IRELAND -- 3.4%
                Banking -- 2.4%
  19,424          Bank of Ireland                                                 159,732
                Insurance -- 1.0%
  15,000          Irish Life PLC                                                   64,851
                                                                              -----------
              TOTAL IRELAND                                                       224,583
                                                                              -----------
              ITALY -- 8.0%
                Financial Services -- 2.0%
  16,765          Istituto Mobiliare Italiano SpA                                 132,729
                Oil & Gas -- 2.2%
  29,500          Ente Nazionale Idrocarburi SpA (ENI)                            141,338
                Telecommunications -- 2.1%
  65,500          Telecom Italia Mobile SpA                                       135,419
                Utilities -- 1.7%
  19,118          Edison SpA                                                      113,786
                                                                              -----------
              TOTAL ITALY                                                         523,272
                                                                              -----------
              NETHERLANDS -- 5.5%
                Chemicals -- 1.9%
     992          Akzo Noberl                                                     125,060
                Food/Beverage Products -- 2.1%
   2,540          CSM NV, N.R. Certificate                                        134,047
                Printing & Publishing -- 1.5%
   5,420          Verenigde Nederlandse Uitgeversbedrijvan Verenigd Bezit          98,435
                    (VNU)
                                                                              -----------
              TOTAL NETHERLANDS                                                   357,542
                                                                              -----------
              PORTUGAL -- 1.9%
                Telecommunications -- 1.9%
   4,798          Portugal Telecom SA                                             124,835
                                                                              -----------

                       See notes to financial statements.

VISTA EUROPEAN FUND
PORTFOLIO OF INVESTMENTS October 31, 1996 (continued)

 Shares                                 Issuer                                   Value
-----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- (CONTINUED)
-----------------------------------------------------------------------------------------
              SPAIN -- 3.4%
                Consumer Products -- 2.1%
   3,700          Tabacalera SA, Class A                                      $   135,548
                Retailing -- 1.3%
   3,700          Centros Comerciales Pryca, SA                                    85,044
                                                                              -----------
              TOTAL SPAIN                                                         220,592
                                                                              -----------
              SWEDEN -- 1.1%
                Machinery & Engineering Equipment -- 1.1%
   4,492          Svedala Industri AB-Free                                         70,481
                                                                              -----------
              SWITZERLAND -- 7.9%
                Banking -- 3.3%
   1,131          Schweizerische Bankverein, Registered Shares                    218,793
                Pharmaceuticals -- 4.6%
      26          Ciba-Geigy AG, Registered Shares                                 32,161
     232          Sandoz AG, Registered Shares                                    269,283
                                                                              -----------
              TOTAL SWITZERLAND                                                   520,237
                                                                              -----------
              UNITED KINGDOM -- 32.8%
                Aerospace -- 1.1%
  16,897          Rolls-Royce PLC                                                  70,026
                Airport Services -- 1.4%
  11,750          British Airport Authority PLC                                    94,712
                Automotive (Services) -- 0.5%
   5,306          Lex Service PLC                                                  31,451
                Banking -- 1.7%
   9,935          National Westminster Bank                                       113,409
                Chemicals -- 0.8%
   9,367          BTP PLC                                                          50,031
                Construction -- 0.9%
   6,179          Berkeley Group PLC                                               61,881
                Construction Materials -- 1.0%
   9,651          Meyer International PLC                                          65,220
                Diversified -- 1.2%
  21,315          Cookson Group PLC                                                78,443
                Electronics/Electrical Equipment -- 0.4%
     402          General Electric Company PLC                                      2,488
                Engineering Services -- 1.3%
  42,999          Senior Engineering Group PLC                                     87,524

                       See notes to financial statements.

VISTA EUROPEAN FUND
PORTFOLIO OF INVESTMENTS October 31, 1996 (continued)

 Shares                                 Issuer                                   Value
-----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- (CONTINUED)
-----------------------------------------------------------------------------------------
              UNITED KINGDOM (CONTINUED)
                Financial Services -- 2.0%
   8,504          Barclays PLC                                                $   133,563
                Food/Beverage Products -- 1.8%
  15,388          Allied Domecq PLC                                               119,526
                Hotels/Other Lodging -- 1.8%
  46,793          Jarvis Hotels PLC                                               121,154
                Insurance -- 2.4%
   4,421          Lloyds Abbey Life Group                                          45,175
  14,964          Prudential Corp. PLC                                            113,308
                Metals/Mining -- 1.9%
  12,634          Powerscreen International PLC                                   125,085
                Oil & Gas -- 2.7%
  10,835          Shell Transport & Trading PLC                                   177,672
                Printing & Publishing -- 0.7%
  11,793          Mirror Group PLC                                                 44,745
                Real Estate -- 2.8%
   9,211          Land Securities PLC                                             107,169
  11,217          MEPC PLC                                                         78,543
                Retailing -- 2.9%
   9,113          Boots Company, PLC                                               92,451
   9,977          Great Universal Stores PLC                                       99,754
                Security Services -- 0.8%
  10,528          Chubb Security PLC                                               54,003
                Shipping/Transportation -- 1.0%
   6,992          Peninsular & Orient Steam Navigation Co.                         68,542
                Utilities -- 1.7%
  17,233          National Power PLC                                              113,651
                                                                              -----------
              TOTAL UNITED KINGDOM                                              2,149,526
-----------------------------------------------------------------------------------------
            TOTAL INVESTMENTS -- 96.5%                                        $ 6,317,464
            (COST $5,889,418)
-----------------------------------------------------------------------------------------

                       See notes to financial statements.

VISTA SOUTHEAST ASIAN FUND
PORTFOLIO OF INVESTMENTS October 31, 1996

 Shares                                  Issuer                                  Value
-----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- 85.2%
-----------------------------------------------------------------------------------------
             COMMON STOCK -- 84.6%
             ---------------------
               AUSTRALIA -- 3.6%
                 Broadcasting -- 1.1%
   18,400          News Corp. Ltd.                                            $   104,768
                 Metals/Mining -- 0.8%
   60,000          Mount Edon Gold Mines                                           77,558
                 Oil -- 1.7%
  220,000          Energy Equity Corp., Ltd.                                      165,742
                                                                              -----------
               TOTAL AUSTRALIA                                                    348,068
                                                                              -----------
               HONG KONG -- 33.6%
                 Banking -- 5.3%
   12,000          Hang Seng Bank Ltd.                                            142,389
   18,000          HSBC Holdings PLC t                                            366,643
                 Consumer Products -- 0.8%
  190,000          Guangdong Kelon Electric Holding, Class H                       78,631
                 Diversified -- 9.4%
   53,000          Citic Pacific Ltd.                                             257,724
  116,000          First Pacific Company Ltd. t                                   159,771
   44,000          Hutchison Whampoa                                              307,282
   21,000          Swire Pacific, Ltd., Class A                                   185,359
                 Financial Services -- 2.1%
   38,000          Guoco Group Ltd.                                               201,001
                 Real Estate -- 16.0%
  166,000          Amoy Properties Ltd.                                           205,023
   27,000          Cheung Kong Holdings, Ltd. t                                   216,494
      132          Henderson China Holding Ltd.                                       299
   51,000          Hysan Development Co., Ltd. t                                  163,573
   41,000          New World Development Company, Ltd.                            238,609
   58,000          New World Infrastructure Ltd.                                  144,394
  180,000          Sino Land Co. t                                                200,199
   25,000          Sun Hung Kai Properties, Ltd.                                  284,520
   23,000          Wharf (Holdings) Ltd.                                           94,888
                                                                              -----------
               TOTAL HONG KONG                                                  3,246,799
                                                                              -----------

                       See notes to financial statements.

VISTA SOUTHEAST ASIAN FUND
PORTFOLIO OF INVESTMENTS October 31, 1996 (continued)

 Shares                                  Issuer                                  Value
-----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- (CONTINUED)
-----------------------------------------------------------------------------------------
               INDIA -- 1.8%
                 Automotive -- 0.7%
    5,550          Tata Engineering & Locomotive Co., Ltd.                    $    68,709
                 Hotels/Other Lodging -- 0.9%
    3,550          Indian Hotels Co. Ltd., GDR #                                   83,887
                 Metals/Mining -- 0.2%
    1,350          Hindalco Industries Ltd., GDR                                   24,975
                                                                              -----------
               TOTAL INDIA                                                        177,571
                                                                              -----------
               INDONESIA -- 1.7%
                 Construction Material -- 0.5%
   62,500          PT Bank Negara Indonesia (Foreign)                              22,815
   17,500          PT United Tractors (Foreign)                                    32,505
                 Construction Materials -- 0.9%
   30,000          PT Semen Gresik (Foreign)                                       86,322
                 Food/Beverage -- 0.3%
   11,500          PT Indofood Sukses Makmur (Foreign)                             24,200
                                                                              -----------
               TOTAL INDONESIA                                                    165,842
                                                                              -----------
               MALAYSIA -- 23.6%
                 Agriculture -- 1.4%
   87,000          Kumpulan Guthrie Bhd.                                          134,288
                 Automotive -- 1.7%
   77,000          Tractors Malaysia Holdings Bhd.                                166,133
                 Construction -- 3.3%
   38,000          Intria Bhd.                                                    101,518
   70,000          Sunway Building Technology Bhd.                                220,252
                 Construction Materials -- 5.1%
  110,000          Kedah Cement Holdings, Bhd.                                    203,748
   50,000          Sungei Way Holdings Bhd.                                       284,962
                 Diversified -- 0.8%
   45,800          Westmont Industries Bhd.                                        77,220
                 Electronics/Electrical Equipment -- 0.8%
   36,000          Leader Universal Holdings Bhd.                                  80,502
                 Engineering Services -- 2.0%
   46,000          Ekran Bhd.                                                     192,983

                       See notes to financial statements.

VISTA SOUTHEAST ASIAN FUND
PORTFOLIO OF INVESTMENTS October 31, 1996 (continued)

 Shares                                  Issuer                                  Value
-----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- (CONTINUED)
-----------------------------------------------------------------------------------------
               MALAYSIA (CONTINUED)
                 Engineering/Construction -- 2.1%
  150,000          Pilecon Engineering Bhd.                                   $   201,848
                 Paper/Forest Products -- 2.2%
   55,000          Malaysian Pacific Industries Bhd.                              213,326
                 Telecommunications -- 4.2%
   95,000          FCW Holdings Bhd.                                              225,595
   38,000          Technology Resources Industries Bhd.                            90,990
   10,000          Telekom Malaysia Bhd.                                           88,259
                                                                              -----------
               TOTAL MALAYSIA                                                   2,281,624
                                                                              -----------
               PHILIPPINES -- 4.5%
                 Banking -- 0.9%
    4,250          Metropolitan Bank & Trust Co.                                   93,797
                 Diversified -- 1.6%
  302,200          Metro Pacific Corp.                                             73,595
   81,200          Ayala Corp., Class B                                            77,245
                 Electronics/Electrical Equipment -- 0.4%
   58,200          Ionics Circuit Inc.                                             37,648
                 Real Estate -- 1.6%
   76,950          Ayala Land, Inc., Class B                                       81,986
  191,600          Filinvest Development Corp.                                     71,449
                                                                              -----------
               TOTAL PHILIPPINES                                                  435,720
                                                                              -----------
               SINGAPORE -- 3.2%
                 Airlines -- 1.6%
   18,000          Singapore Airlines Ltd. (Foreign)                              158,411
                 Banking -- 1.6%
   13,200          Overseas Chinese Banking Corp. (Foreign)                       150,832
                                                                              -----------
               TOTAL SINGAPORE                                                    309,243
                                                                              -----------
               SOUTH KOREA -- 5.3%
                 Airlines -- 0.7%
    3,890          Korean Air                                                      72,433
                 Banking -- 0.7%
    2,500          Housing & Commercial Bank, Korea,                               48,062
    1,280          Shinhan Bank                                                    20,584

                       See notes to financial statements.

VISTA SOUTHEAST ASIAN FUND
PORTFOLIO OF INVESTMENTS October 31, 1996 (continued)

 Shares                                  Issuer                                  Value
-----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- (CONTINUED)
-----------------------------------------------------------------------------------------
               SOUTH KOREA (CONTINUED)
                 Construction -- 1.4%
    4,500          Hyundai Engineering & Construction Co.                     $   130,585
                 Electronics/Electrical Equipment -- 0.9%
    5,000          L.G. Electronics                                                82,220
                 Financial Services -- 0.7%
    4,000          Hyundai Securities Co.                                          72,547
                 Utilities -- 0.9%
    3,000          Korea Electric Power Corp.                                      88,145
                                                                              -----------
               TOTAL SOUTH KOREA                                                  514,576
                                                                              -----------
               THAILAND -- 7.3%
                 Banking -- 3.7%
   57,000          Krung Thai Bank Public Co. Ltd. (Foreign)                      154,205
   12,000          Siam Commercial Bank Public Co., Ltd. (Foreign)                109,155
   17,000          Thai Farmers Bank Public Co. Ltd.                               93,981
                 Financial Services -- 0.7%
   30,000          Finance One (Foreign)                                           69,398
                 Food/Beverage Products -- 0.7%
   19,000          Thai Theparos Food Product Public Co. Ltd.                      71,515
                 Metals/Mining -- 0.2%
    2,100          Loxley Company Ltd. (Foreign)                                   15,232
                 Printing & Publishing -- 0.2%
    2,300          Siam Sport Syndicate Public Co. Ltd.                            10,821
    2,700          Siam Sport Syndicate Public Co., Ltd. (Foreign)                 12,703
                 Utilities -- 1.8%
   23,000          Cogeneration Public Company Ltd. (Foreign)                      85,220
   29,000          Electricity Generating Public Co. Ltd.                          84,140
                                                                              -----------
               TOTAL THAILAND                                                     706,370
                                                                              -----------
             TOTAL COMMON STOCK (COST $7,859,994)                               8,185,813
                                                                              -----------
             WARRANTS -- 0.6%
             ----------------
               MALAYSIA --
   40,000        Sunway Building Technology, Bhd., Expires 7/30/01,                59,842
                   (COST $8,432)
-----------------------------------------------------------------------------------------
             TOTAL LONG-TERM INVESTMENTS                                        8,245,655
             (COST $7,868,426)
-----------------------------------------------------------------------------------------

                       See notes to financial statements.

VISTA SOUTHEAST ASIAN FUND
PORTFOLIO OF INVESTMENTS October 31, 1996 (continued)

Principal
 Amount                                  Issuer                                  Value
-----------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 1.10%
-----------------------------------------------------------------------------------------
             U.S. GOVERNMENT OBLIGATIONS -- 1.10%
             ------------------------------------
               U.S. Treasury Bills,
$  20,000        5.08%, 11/07/96                                              $    19,983
   85,000        5.12%, 12/12/96 t                                                 84,504
-----------------------------------------------------------------------------------------
             TOTAL SHORT-TERM INVESTMENTS                                         104,487
             (COST $104,487)
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
             TOTAL INVESTMENTS -- 86.30%                                      $ 8,350,142
             (COST $7,972,913)
-----------------------------------------------------------------------------------------

PURCHASED INDEX FUTURES OUTSTANDING

                                                      Original     Nominal
                            Expiration   Number of     Nominal     Value at     Unrealized
       Description            Date       Contracts      Value      10/31/96    Depreciation
-------------------------   ---------    ---------    ---------    --------    ------------
Hang Seng................    11/28/96        12       $ 970,615    $968,791       ($1,824)

                       See notes to financial statements.

VISTA JAPAN FUND
PORTFOLIO OF INVESTMENTS October 31, 1996

   Shares                                 Issuer                                 Value
-----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- 90.5%
-----------------------------------------------------------------------------------------
                COMMON STOCK -- 90.5%
                ---------------------
                JAPAN --
                    AEROSPACE -- 1.5%
       8,000          Sumitomo Precision Products                             $    72,446
                                                                              -----------
                    AUTOMOTIVE -- 7.5%
       7,000          Honda Motor Co. Ltd.                                        167,399
      25,000          Mazda Motor                                                 110,999
       4,000          Toyota Motor Corp.                                           94,602
                                                                              -----------
                                                                                  373,000
                                                                              -----------
                    BANKING -- 6.5%
       4,000          Bank of Tokyo-Mitsubishi                                     81,590
      12,000          Mitsui Trust & Banking                                      116,054
      11,000          Sumitomo Bank                                               121,857
                                                                              -----------
                                                                                  319,501
                                                                              -----------
                    BUSINESS SERVICES -- 1.8%
       9,000          Ricoh Corp. Ltd.                                             89,414
                                                                              -----------
                    COMPUTER SOFTWARE -- 1.3%
       3,000          Hitachi Software Engineering Co.                             66,467
                                                                              -----------
                    ELECTRONICS/ELECTRICAL EQUIPMENT -- 18.1%
       6,000          Fujitsu Ltd.                                                 52,752
      11,000          Hitachi Ltd.                                                 97,679
       1,200          Keyence Corp.                                               139,265
       8,000          Mitsubishi Electric Corp.                                    46,351
       5,000          NEC Corp.                                                    54,510
       9,000          Nippon Signal Co.                                            89,414
       2,000          Rohm Co.                                                    118,692
       6,000          Sharp Corp.                                                  91,261
       1,300          SMC Corp.                                                    84,350
       8,000          Toshiba Corp.                                                50,079
      18,000          Yaskawa Electric Corp.                                       69,474
                                                                              -----------
                                                                                  893,827
                                                                              -----------
                    HEALTH CARE -- 1.7%
      14,000          Shimadzu Corp.                                               82,469
                                                                              -----------

                       See notes to financial statements.

VISTA JAPAN FUND
PORTFOLIO OF INVESTMENTS October 31, 1996 (continued)

   Shares                                 Issuer                                 Value
-----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- (CONTINUED)
-----------------------------------------------------------------------------------------
                    MACHINERY & ENGINEERING EQUIPMENT -- 16.1%
       9,000          CKD Corp.                                               $    71,136
       5,000          Fuji Machine Manufacturing Co.                              118,252
      14,000          Ishikawajima-Harima Heavy Industries                         64,621
      12,000          Komatsu Ltd.                                                 98,329
       3,000          Komori Corp.                                                 67,522
      12,000          Mitsubishi Heavy Industries Ltd.                             92,316
      16,000          Nachi-Fujikoshi Corp.                                        64,850
      12,000          NTN Corp.                                                    72,903
       2,000          Shima Seiki Manufacturing, Ltd.                             102,163
       1,000          TOWA Corp.                                                   46,685
                                                                              -----------
                                                                                  798,777
                                                                              -----------
                    METALS/MINING -- 2.1%
      20,000          Showa Aluminum Corp.                                        105,328
                                                                              -----------
                    PRINTING & PUBLISHING -- 1.4%
       4,000          Dai Nippon Printing Co., Ltd.                                67,522
                                                                              -----------
                    REAL ESTATE -- 6.8%
       5,000          Daibiru Corp.                                                56,708
      12,000          Hankyu Realty                                               108,669
       8,000          Mitsubishi Estate Co. Ltd.                                   99,877
       2,000          Tachihi Enterprise Co. Ltd.                                  68,753
                                                                              -----------
                                                                                  334,007
                                                                              -----------
                    RETAILING -- 8.7%
       3,000          Aoyama Trading Co., Ltd.                                     76,754
       9,000          Daimaru Inc.                                                 54,282
       6,000          Isetan                                                       80,183
       1,000          Ito-Yokado Co. Ltd.                                          49,938
       6,000          Mitsukoshi Ltd.                                              52,277
       2,700          Mr. Max                                                      46,290
      12,000          Tokyu Department Store                                       68,577
                                                                              -----------
                                                                                  428,301
                                                                              -----------
                    SHIPPING/TRANSPORTATION -- 4.3%
       6,000          Hitachi Transport System                                     55,917
       7,000          Nankai Electric Railway                                      40,065
      17,000          Tokyu Corp.                                                 114,340
                                                                              -----------
                                                                                  210,322
                                                                              -----------
                    STEEL -- 2.2%
      11,000          Yamato Kogyo Co., Ltd.                                      109,284
                                                                              -----------

                       See notes to financial statements.

VISTA JAPAN FUND
PORTFOLIO OF INVESTMENTS October 31, 1996 (continued)

   Shares                                 Issuer                                 Value
-----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- (CONTINUED)
-----------------------------------------------------------------------------------------
                    TELECOMMUNICATIONS -- 4.5%
           8          DDI Corp.                                               $    60,137
       4,000          Matsushita Communication Industries                         105,856
           8          Nippon Telegraph & Telephone Corp.                           55,917
                                                                              -----------
                                                                                  221,910
                                                                              -----------
                    WAREHOUSING -- 1.3%
      10,000          Sumitomo Warehouse                                           63,039
                                                                              -----------
                    WHOLESALING -- 4.7%
      18,000          Itochu Corp.                                                108,722
      16,000          Marubeni Corp.                                               74,134
       2,000          Tokyo Electron Ltd.                                          51,521
                                                                              -----------
                                                                                  234,377
-----------------------------------------------------------------------------------------
                TOTAL LONG-TERM INVESTMENTS                                     4,469,991
                (COST $4,865,448)
-----------------------------------------------------------------------------------------
 Principal
   Amount
-----------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 1.2%
-----------------------------------------------------------------------------------------
                U.S. GOVERNMENT OBLIGATIONS -- 1.2%
                -----------------------------------
$     60,000      U.S. Treasury Bill, 5.03%, 11/07/96 (Cost $59,950)               59,950
-----------------------------------------------------------------------------------------
                TOTAL INVESTMENTS -- 91.7%                                    $ 4,529,941
                (COST $4,925,398)
-----------------------------------------------------------------------------------------

#    = Security may only be sold to qualified institutional buyers.
*    = Non income producing security.
t    = All or a portion of this security is pledged to cover financial futures contracts.
GDR  = Global Depositary Receipt

                       See notes to financial statements.

VISTA MUTUAL FUNDS
STATEMENT OF ASSETS AND LIABILITIES October 31, 1996
--------------------------------------------------------------------------------

                                                                                                                        Vista
                                                                  Vista            Vista              Vista         International
                                                                European      Southeast Asian         Japan            Equity
                                                                  Fund             Fund               Fund              Fund
                                                               -----------    ---------------    ---------------    -------------
ASSETS:
  Investments, at value (Note 1)............................   $ 6,317,464      $ 8,350,142        $   4,529,941     $ 32,319,977
  Cash......................................................       312,278          523,698              178,989               --
  Foreign Currency (Cost $36,866, $353,524, $82,019)........        36,942          353,499               82,251               --
  Receivables:
    Open forward currency contracts.........................        10,656               --              110,774               --
    Investment securities sold..............................            --          337,397               54,749               --
    Interest and dividends..................................        31,048            8,562               15,098               --
    Trust shares sold.......................................        19,991           25,754                   --          538,506
    Deposit at brokers......................................            --          155,915                   --               --
  Other assets..............................................           369              560                  341           27,850
                                                               -----------      -----------        -------------     ------------
        Total assets........................................     6,728,748        9,755,527            4,972,143       32,886,333
                                                               -----------      -----------        -------------     ------------
LIABILITIES:
  Payable for investment securities purchased...............       143,547           23,028                   --               --
  Payable for Trust shares redeemed.........................            --            4,323                   --           11,110
  Payable for open forward currency contracts...............           123               --                   --               --
  Accrued liabilities: (Note 2)
    Distribution fees.......................................         1,472            2,593                1,173           10,342
    Shareholder servicing fees..............................            34              252                   37            6,954
    Custodian...............................................         5,571            4,962                2,145               --
    Other...................................................        29,851           47,705               26,487          134,609
                                                               -----------      -----------        -------------     ------------
        Total Liabilities...................................       180,598           82,863               29,842          163,015
                                                               -----------      -----------        -------------     ------------

                       See notes to financial statements.

VISTA MUTUAL FUNDS
STATEMENT OF ASSETS AND LIABILITIES October 31, 1996 (continued)
--------------------------------------------------------------------------------

                                                                                                                        Vista
                                                                  Vista            Vista              Vista         International
                                                                European      Southeast Asian         Japan            Equity
                                                                  Fund             Fund               Fund              Fund
                                                               -----------    ---------------    ---------------    -------------
NET ASSETS:
  Paid in capital...........................................   $ 5,574,772      $ 8,767,557        $   5,369,175     $ 30,895,963
  Accumulated undistributed net investment income (loss)....        52,307             (181)                 895          (66,746)
  Accumulated undistributed net realized gain (loss) on
    investment transactions.................................       482,403          529,761             (143,085)       1,356,920
  Net unrealized appreciation/depreciation of investments
    and futures.............................................       438,668          375,527             (284,684)         537,181
                                                               -----------      -----------        -------------     ------------
    Net Assets:.............................................     6,548,150        9,672,664            4,942,301       32,723,318
                                                               ===========      ===========        =============     ============
      Class A Shares........................................   $ 6,357,780      $ 8,451,113        $   4,780,647     $ 24,903,942
                                                               ===========      ===========        =============     ============
      Class B Shares........................................   $   190,370      $ 1,221,551        $     161,654     $  7,819,376
                                                               ===========      ===========        =============     ============
Shares of beneficial interest outstanding ($.001 par value;
  unlimited number of shares authorized):
      Class A Shares........................................       530,190          705,825              507,624        2,011,849
                                                               ===========      ===========        =============     ============
      Class B Shares........................................        15,962          102,716               17,285          639,098
                                                               ===========      ===========        =============     ============
Class A Shares:
  Net asset value and redemption price per share *..........   $     11.99      $     11.97        $        9.42     $      12.38
                                                               ===========      ===========        =============     ============
  Maximum offering price per share (net asset value per
    share/95.25%)...........................................   $     12.59      $     12.57        $        9.89     $      13.00
                                                               ===========      ===========        =============     ============
Class B Shares:
  Net asset value and offering price per share*.............   $     11.93      $     11.89        $        9.35     $      12.24
                                                               ===========      ===========        =============     ============
Cost of Investments.........................................   $ 5,889,418      $ 7,972,913        $   4,925,398
                                                               ===========      ===========        =============

---------------
* Net assets/shares outstanding.

                       See notes to financial statements.

VISTA MUTUAL FUNDS
STATEMENT OF OPERATIONS For the year ended October 31, 1996
--------------------------------------------------------------------------------

                                                                                                                      Vista
                                                               Vista             Vista             Vista          International
                                                              European      Southeast Asian        Japan             Equity
                                                               Fund*             Fund*             Fund*              Fund
                                                             ----------     ---------------   ---------------     -------------
INVESTMENT INCOME:
 Dividend.................................................   $  190,455        $ 107,868         $     33,026
 Interest.................................................        6,055           27,488               13,201
 Investment income from Portfolio.........................           --               --                   --      $    773,895
 Foreign taxes withheld...................................      (24,289)          (8,814)              (4,954)         (100,106)
 Expenses from Portfolio..................................           --               --                   --          (264,803)
                                                             ----------        ---------         ------------      ------------
       Total investment income............................      172,221          126,542               41,273           408,986
                                                             ----------         --------           ----------       -----------
EXPENSES: (Note 2)
 Shareholder servicing fees...............................          136            1,564                  273            82,500
 Administration fees......................................        8,102           11,696                7,123            33,000
 Distribution fees........................................       13,776           22,621               12,393           120,684
 Investment Advisory fees.................................       54,013           77,971               47,488                --
 Custodian fees...........................................       18,358           28,520               15,705                --
 Printing and postage.....................................        3,481            5,472                3,939             3,337
 Professional fees........................................       15,498           16,599               17,321            16,395
 Registration costs.......................................       20,945           28,804               20,957            26,711
 Transfer agent fees......................................       30,842           42,523               28,822           154,066
 Trustees fees and expenses...............................          377              553                  335             1,586
 Other....................................................       24,521           21,130               17,007            14,808
                                                             ----------        ---------         ------------      ------------
       Total expenses.....................................      190,049          257,453              171,363           453,087
                                                             ----------        ---------         ------------      ------------
 Less amounts waived (Note 2E)............................       62,115           89,667               54,611            19,304
 Less expenses borne by the Distributor...................       33,003           26,645               32,816                --
                                                             ----------        ---------         ------------      ------------
   Net expenses...........................................       94,931          141,141               83,936           433,783
                                                             ----------        ---------         ------------      ------------
   Net investment income (loss)...........................       77,290          (14,599)             (42,663)          (24,797)
                                                             ----------        ---------         ------------      ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on:
   Investments............................................      482,403          405,738             (155,516)        3,537,037
   Futures and written option transactions................           --          146,146               12,431                --
   Foreign currency transactions..........................       19,733           (7,705)              43,558            79,753
 Change in net unrealized appreciation/depreciation on:
   Investments............................................      428,046          377,229             (395,457)       (2,436,093)
   Futures and written option transactions................           --           (1,823)                  --                --
   Foreign currency transactions..........................       10,620              121              110,773                --
                                                             ----------        ---------         ------------      ------------
 Net realized and unrealized gain (loss)..................      940,802          919,706             (384,211)        1,180,697
                                                             ----------        ---------         ------------      ------------
 Net increase in net assets from operations...............   $1,018,092        $ 905,107            ($426,874)     $  1,155,900
                                                             ==========        =========         ============      ============

---------------
* Fund commenced operations on November 1, 1995

                       See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS For the years indicated
--------------------------------------------------------------------------------

                                                                                                                 Vista
                                                          Vista            Vista           Vista             International
                                                         European     Southeast Asian      Japan                 Equity
                                                          Fund*            Fund*           Fund*                  Fund
                                                        ----------    ---------------    ----------    --------------------------
                                                                                       Year Ended
                                                        -------------------------------------------------------------------------
                                                         10/31/96        10/31/96         10/31/96      10/31/96       10/31/95
                                                        ----------    ---------------    ----------    -----------    -----------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net investment income (loss).......................   $   77,290      ($   14,599)     ($  42,663)   ($   24,797)   ($   69,183)
  Net realized gain (loss) on investments, futures
    and foreign currency transactions................      502,136          544,179         (99,527)     3,616,790     (2,349,722)
  Change in net unrealized appreciation/depreciation
    on investments and foreign exchange..............      438,666          375,527        (284,684)    (2,436,093)     1,392,900
                                                        ----------       ----------      ----------    -----------    -----------
  Increase (decrease) in net assets from
    operations.......................................    1,018,092          905,107        (426,874)     1,155,900     (1,026,005)
                                                        ----------       ----------      ----------    -----------    -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM: (Note 1C):
  Net investment income..............................      (44,714)              --              --       (143,398)            --
  Net realized gain on investment transactions.......           --               --              --            (27)      (471,229)
                                                        ----------       ----------      ----------    -----------    -----------
        Total distributions..........................      (44,714)              --              --       (143,425)      (471,229)
                                                        ----------       ----------      ----------    -----------    -----------
  Net increase (decrease) in net assets from shares
    of beneficial interest transactions..............    5,574,772        8,767,557       5,369,175     (1,335,627)   (10,564,823)
                                                        ----------       ----------      ----------    -----------    -----------
        Total increase (decrease)....................    6,548,150        9,672,664       4,942,301       (323,152)   (12,062,057)
NET ASSETS:
  Beginning of period................................           --               --              --     33,046,470     45,108,527
                                                        ----------       ----------      ----------    -----------    -----------
  End of period......................................   $6,548,150      $ 9,672,664      $4,942,301    $32,723,318    $33,046,470
                                                        ==========      ===========      ==========    ===========    ===========

---------------

* Fund commenced operations on November 1, 1995

                       See notes to financial statements.

VISTA MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS October 31, 1996
--------------------------------------------------------------------------------
1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES -- Mutual Fund Group (the "Trust") was organized on May 11, 1987 as a Massachusetts Business Trust, and is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company. Vista European Fund ("VEF"), Vista Southeast Asian Fund ("VSEAF"), Vista Japan Fund ("VJF") and Vista International Equity Fund ("VIEF") collectively, the "Funds", are four separate series of the Trust. VEF, VSEAF and VJF commenced operations on November 2, 1995. The Funds each offer two classes of shares. Class A shares generally provide for a front-end sales charge while Class B shares provide for a contingent deferred sales charge. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution fees and each class has exclusive voting rights with respect to its distribution plan.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the
Funds:

    A.   VIEF

    Since inception, the VIEF has utilized the Master Feeder Fund Structure. VIEF seeks to achieve its investment objective by investing all of its investable assets of the Fund in the International Equity Portfolio, (the "Portfolio"). The Portfolio, like the Fund, is an open-end management investment company having the same investment objectives as the Fund. Effective October 16, 1995, the offshore partner withdrew its partnership interest from the Portfolio. As of October 31, 1996 VIEF owned 99.99% of the Portfolio. The financial statement of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the financial statements of the Fund.

       1. Valuation of Investments -- VIEF records its investment in the Portfolio at value. Securities of the Portfolio are recorded at value as more fully discussed in the notes to those financial statements.

       2. Foreign Currency Translations -- The books and records of the Portfolio are maintained in U.S. dollars, the foreign currency translation policy is more fully discussed in the notes to those financial statements.

       3. Investment Income -- VIEF records daily its pro-rata share of the Portfolio's income, expenses, and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses daily as incurred. Realized gain/losses and changes in unrealized appreciation/depreciation represent the Fund's share of such elements allocated from the Portfolio.

    B.   VEF, VSEAF and VJF

       1. Valuation of Investments -- Equity securities, purchased options and futures are valued at the last sale price on the exchange on which they are primarily traded, including the NASDAQ National Market. Securities for which sale prices are not available and other over-the-counter securities are valued at the last quoted bid price. Bonds and other fixed income securities (other than short-term obligations), including listed issues, are valued on the basis of valuations supplied by pricing services or by matrix pricing systems of a major dealer in bonds. Short-term debt securities with 61 days or more to maturity at time of purchase are valued, through the 61st day prior to maturity, at market value based on quotations obtained from market makers or other appropriate sources; thereafter, the value on the 61st day is amortized on a straight-line basis over the remaining number of days to maturity. Short-term investments with 60 days or less to maturity at time of purchase are valued at amortized cost, which approximates market. Portfolio securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

       2. Repurchase Agreements -- It is the Trust's policy that repurchase agreements are fully collateralized by U.S. Treasury and Government Agency securities. All collateral is held by the Trust's custodian bank, subcustodian, or a bank with which

VISTA MUTUAL FUNDS

--------------------------------------------------------------------------------

       the custodian bank has entered into a subcustodian agreement, or is segregated in the Federal Reserve Book Entry System. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Trust may be delayed or limited.

       3. Futures Contracts -- When a fund enters into a futures contract, it makes an initial margin deposit in a segregated account, either in cash or liquid securities. Thereafter, the futures contract is marked to market and the fund makes (or receives) additional cash payments daily to the broker. Changes in the value of the contract are recorded as unrealized appreciation/depreciation until the contract is closed or settled.

       The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction, therefore, the Fund's credit risk is limited to failure of the exchange or board of trade.

       As of October 31, 1996, the VSEAF had outstanding futures contracts as indicated on the Portfolio of Investments.

       4. Written Options -- When a fund writes an option on a futures contract, an amount equal to the premium received by the fund is included in the fund's Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability is adjusted daily to reflect the current market value of the written option and the change is recorded in a corresponding unrealized gain or loss account. When a written option expires on its stipulated expiration date, or when a closing transaction is entered into, the related liability is extinguished and the fund realizes a gain (or loss if the cost of the closing transaction exceeds the premium received when the option was written).

       The Funds write options on stock index securities futures. These options are settled for cash and subject the Funds to market risk in excess of the amounts that are reflected in the Statement of Assets and Liabilities. The Funds, however, are not subject to credit risk on written options as the counterparty has already performed its obligation by paying a premium at the inception of the contract.

       As of October 31, 1996 the Funds had no outstanding written options.

       5. Foreign Currency Translation -- The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the official exchange rates, or at the mean of the current bid and asked prices, of such currencies against the U.S. dollar as quoted by a major bank, on the following basis:

            a. Market value of investment securities and other assets and liabilities: at the closing rate of exchange at the balance sheet date.

            b. Purchases and sales of investment securities, income and expenses: at the rates of exchange prevailing on the respective dates of such transactions.

       Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the periods, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held during the year. Similarly, the Funds do not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term debt securities sold during the year. Accordingly, such realized foreign currency gains (losses) are included in the reported net realized gains (losses) on security transactions.

       Reported realized foreign exchange gains or losses arise from disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies which are held at period end.

VISTA MUTUAL FUNDS

--------------------------------------------------------------------------------

       6. Forward Foreign Currency Exchange Contracts -- The Funds may enter into forward foreign currency contracts (obligations to purchase or sell foreign currency in the future on a date and price fixed at the time the contracts are entered into) to hedge the fund against fluctuations in the value of its assets or liabilities due to change in the value of foreign currencies. Each day the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market". When the forward contract is closed, or the delivery of the currency is made or taken, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the fund's basis in the contract. The Funds are subject to off-balance sheet risk to the extent of the value of the contracts for purchases of currency and in an unlimited amount for sales of currency.

       7. Security Transactions and Investment Income -- Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date.

    C.   General Policies

       1. Organization Costs -- Organization and initial registration costs incurred in connection with establishing the VIEF have been deferred and are being amortized on a straight-line basis over a sixty month period beginning at the commencement of operations of each Fund.

       2. Federal Income Taxes -- Each Fund is treated as a separate taxable entity for Federal income tax purposes. The Trust's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income, and net realized gain on investments. In addition, the Trust intends to make distributions as required to avoid excise taxes. Accordingly, no provision for Federal income or excise tax is necessary.

       3. Distributions to Shareholders -- Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. To the extent these "book/tax" differences are permanent in nature, (i.e., that they result from other than timing of recognition -- "temporary differences") such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment. The reclassifications made for the funds are as follows: VEF net investments income was increased by $19,733 and accumulated undistributed net realized gain (loss) on investment transactions was decreased by 19,733; VJF net investment income was increased by $43,558 and accumulated undistributed net realized gain (loss) on investment transactions was decreased by $43,558; VSEAF net investment income was increased by $14,418 and accumulated undistributed net realized gain
       (loss) on investment transactions was decreased by $14,418 and VIEF Paid in Capital was decreased by $321,674, accumulated undistributed net investment income/loss was decreased by $25,243, and accumulated undistributed net realized gain/loss was increased by $346,917. The adjustments for the Funds relate primarily to the character for tax purposes of certain short-term gains or losses. Dividends and distributions which exceed net investment income or net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or net realized capital gains.

       4. Expenses -- Expenses of the Trust directly attributable to a Fund are charged to that Fund; other expenses are allocated proportionately among each Fund within the Trust in relation to the net assets of each Fund or on another reasonable basis. In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

VISTA MUTUAL FUNDS

--------------------------------------------------------------------------------

2.   FEES AND OTHER TRANSACTIONS WITH AFFILIATES

    A. Investment Advisory Fee -- Pursuant to separate Investment Advisory Agreements, The Chase Manhattan Bank, ("Chase" or the "Adviser") acts as the Investment Adviser to the VEF, VSEAF and VJF. Chase is a direct wholly-owned subsidiary of The Chase Manhattan Corporation. As Investment Adviser, Chase supervises the investments of the Funds and for such services is paid a fee. The fee is computed daily and paid monthly at an annual rate equal to 1.00% of the average daily net assets of each Fund. The Adviser, voluntarily waived all or a portion of its fees as outlined in Note 2.E. below.

    Chase Asset Management, Inc. ("CAM"), a registered investment adviser, is the sub-investment adviser to each Fund pursuant to a Sub-Investment Advisory Agreement between CAM and Chase. CAM is a wholly owned subsidiary of Chase and is entitled to receive a fee, payable by Chase from its advisory fee, at an annual rate equal to 0.50% of each Fund's average daily net assets.

    B. Shareholder Servicing Fees -- The Trust has adopted an Administrative Services Plan for the Class B Shares of all of the Funds, which, among other things, provides that the Trust on behalf of the Funds may obtain the services of one or more Shareholder Servicing Agents. For its services, the Shareholder Servicing Agent will receive a fee that is computed daily and paid monthly at an annual rate equal to 0.25% of the average daily net assets of the Class B Shares of each Fund and for the Class A Shares of VIEF. No Shareholder Servicing Fees have been charged to the Class A Shares of the VEF, VSEAF and VJF.

    Since inception, Chase, and certain affiliates have been the only Shareholder Servicing Agents of the funds.

    C. Distribution and Sub-Administration Fees -- Pursuant to a Distribution and Sub-Administration Agreement, Vista Fund Distributors, Inc. (the "Distributor"), a wholly owned subsidiary of The BISYS Group, Inc., acts as the Trust's exclusive underwriter and promotes and arranges for the sale of each Fund's shares. In addition, the Distributor provides certain sub-administration services to the Trust, including providing officers, clerical staff and office space for an annual fee of 0.05% of the average daily net assets of each Fund. The Trustees have adopted Distribution Plans (the "Distribution Plans") for Class A and B shares of the funds in accordance with Rule 12b-1 under the 1940 Act. The Class A Distribution Plans provide that each Fund shall pay distributions fees, including payments to the Distributor, at annual rates not to exceed 0.25% of the average daily net assets of the Class A Shares of each Fund for distribution services. The Class B Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at an annual rate not to exceed 0.75% of the average annual net assets of the Class B Shares for distribution services.

    The Distributor voluntarily waived all or a portion of sub-administration fees as outlined in Note 2.E. below.

    D. Administration Fee -- Pursuant to an Administration Agreement, Chase (the "Administrator") provides certain administration services to the Trust. For these services and facilities, the Administrator receives from VEF, VSEAF, and VJF a fee computed at the annual rate equal to 0.10% of the respective Fund's average daily net assets and from VIEF at the annual rate equal to 0.05% of the respective Fund's average daily net assets . The Administrator voluntarily waived all or a portion of the administration fees as outlined in Note 2.E. below.

    E. Waivers of fees -- For the period ended October 31, 1996, the, Administrator, Investment Adviser, Shareholder Servicing Agent and Sub-Administrator voluntarily waived fees for each of the Funds as follows:

                  Fee Waivers                   VEF        VSEAF        VJF         VIEF
    ---------------------------------------   --------    --------    --------    --------
    Administration.........................   $  8,102    $ 11,696    $  7,123    $ 19,304
    Investment Advisory....................     54,013      77,971      47,488       --
                                              --------    --------    --------    --------
        Total..............................   $ 62,115    $ 89,667    $ 54,611    $ 19,304
                                              ========    ========    ========    ========
    Distributor Reimbursement..............   $ 33,003    $ 26,645    $ 32,816       --
                                              ========    ========    ========    ========

VISTA MUTUAL FUNDS

--------------------------------------------------------------------------------

    F. Other -- Certain officers of the Trust are officers of Vista Fund Distributors, Inc. or of its parent corporation, BISYS.

    Chase provides portfolio accounting and custody services for VEF, VSEAF and VJF. Compensation for such services are presented in the Statement of Operations as custodian fees.

3. INVESTMENT TRANSACTIONS -- For the year ended October 31, 1996, purchases and sales of investments (excluding short-term investments) were as follows:

                                                 VEF            VSEAF            VJF
                                             ------------    ------------    ------------
Purchases (excluding U.S. Government).....   $ 14,592,762    $ 17,248,442    $ 10,236,540
Sales (excluding U.S. Government).........      9,185,671       9,785,871       5,215,696

                                                 VIEF
                                             ------------
Increase in Portfolio Investment..........   $ 20,400,056
Decrease in Portfolio Investment..........     24,033,082

4. FEDERAL INCOME TAX MATTERS -- For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at October 31, 1996 are as follows:

                                                   VEF           VSEAF           VJF
                                               -----------    -----------    -----------
Aggregate cost..............................   $ 5,890,961    $ 7,978,784    $ 4,925,398
                                               -----------    -----------    -----------
Gross unrealized appreciation...............   $   593,575    $   885,293    $    32,827
Gross unrealized depreciation...............      (167,072)      (513,935)      (428,284)
                                               -----------    -----------    -----------
Net unrealized appreciation.................   $   426,503    $   371,358    ($  395,457)
                                                ==========     ==========     ==========

The VIEF utilized all of its net capital loss carry-over of approximately $2,274,000, as a result there is $0 capital loss carry-overs to offset future gains.

5. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST -- Transactions in Shares of Beneficial Interest were as follows:

                                  Vista European Fund
                               --------------------------
                                        11/2/95*
                                        Through
                                        10/31/96
                               --------------------------
                                  Amount         Shares
                               ------------    ----------
          Class A
Shares sold.................   $  6,578,504       642,276
Shares issued in
  reinvestment of
  distributions.............          8,362           716
Shares redeemed.............     (1,193,977)     (112,802)
                               ------------    ----------
Net increase (decrease) in
  Trust shares
  outstanding...............   $  5,392,889       530,190
                               =============   ==========

                                  Vista European Fund
                               --------------------------
                                       11/3/95**
                                        Through
                                        10/31/96
                               --------------------------
                                  Amount         Shares
                               ------------    ----------
          Class B
Shares sold.................   $    186,865        16,436
Shares issued in
  reinvestment of
  distributions.............            449            38
Shares redeemed.............         (5,431)         (512)
                               ------------    ----------
Net increase (decrease) in
  Trust shares
  outstanding...............   $    181,883        15,962
                               =============   ==========

VISTA MUTUAL FUNDS

--------------------------------------------------------------------------------

                               Vista Southeast Asian Fund
                               --------------------------
                                        11/2/95*
                                        Through
                                        10/31/96
                               --------------------------
                                  Amount         Shares
                               ------------    ----------
          Class A
Shares sold.................   $  9,712,207       895,578
Shares issued in
  reinvestment of
  distributions.............             --            --
Shares redeemed.............     (2,159,565)     (189,753)
                               ------------    ----------
Net increase (decrease) in
  Trust shares
  outstanding...............   $  7,552,642       705,825
                               =============   ==========

                               Vista Southeast Asian Fund
                               --------------------------
                                       11/3/95**
                                        Through
                                        10/31/96
                               --------------------------
                                  Amount         Shares
                               ------------    ----------
          Class B
Shares sold.................   $  1,414,580       119,531
Shares issued in
  reinvestment of
  distributions.............             --            --
Shares redeemed.............       (199,665)      (16,815)
                               ------------    ----------
Net increase (decrease) in
  Trust shares
  outstanding...............   $  1,214,915       102,716
                               =============   ==========

                                    Vista Japan Fund
                               --------------------------
                                        11/2/95*
                                        Through
                                        10/31/96
                               --------------------------
                                  Amount         Shares
                               ------------    ----------
          Class A
Shares sold.................   $  5,956,715       581,717
Shares issued in
  reinvestment of
  distributions.............             --            --
Shares redeemed.............       (768,571)      (74,093)
                               ------------    ----------
Net increase (decrease) in
  Trust shares
  outstanding...............   $  5,188,144       507,624
                               =============   ==========

                                    Vista Japan Fund
                               --------------------------
                                       11/3/95**
                                        Through
                                        10/31/96
                               --------------------------
                                  Amount         Shares
                               ------------    ----------
          Class B
Shares sold.................   $    221,292        21,331
Shares issued in
  reinvestment of
  distributions.............             --            --
Shares redeemed.............        (40,261)       (4,046)
                               ------------    ----------
Net increase (decrease) in
  Trust shares
  outstanding...............   $    181,031        17,285
                               =============   ==========

VISTA MUTUAL FUNDS

--------------------------------------------------------------------------------

                                           Vista International Equity Fund
                               --------------------------------------------------------
                                               Years Ended October 31,
                               --------------------------------------------------------
                                          1996                          1995
                               --------------------------    --------------------------
                                  Amount         Shares         Amount         Shares
                               ------------    ----------    ------------    ----------
          Class A
Shares sold.................   $ 17,914,479     1,456,995    $ 21,109,068     1,812,964
Shares issued in
  reinvestment of
  distributions.............        116,872         9,707         319,993        28,001
Shares redeemed.............    (20,230,065)   (1,640,951)    (31,703,235)   (2,735,407)
                               ------------    ----------    ------------    ----------
Net increase (decrease) in
  Trust shares
  outstanding...............   ($ 2,198,714)     (174,249)   ($10,274,174)     (894,442)
                               =============   ==========    =============   ==========

                                           Vista International Equity Fund
                                ------------------------------------------------------
                                               Years Ended October 31,
                                ------------------------------------------------------
                                           1996                         1995
                                --------------------------    ------------------------
                                   Amount         Shares         Amount        Shares
                                ------------    ----------    ------------    --------
           Class B
Shares sold..................   $  3,728,205       305,390    $  4,133,925     361,483
Shares issued in reinvestment
  of distributions...........          5,775           483          83,935       7,428
Shares redeemed..............     (2,870,893)     (235,173)     (4,508,509)   (387,778)
                                ------------    ----------    ------------    --------
Net increase (decrease) in
  Trust shares outstanding...   $    863,087        70,700    ($   290,649)    (18,867)
                                =============   ==========    =============   =========

---------------

 * Fund commenced operations.
** Commenced offering class of shares.

6. OPEN FORWARD FOREIGN CURRENCY CONTRACTS -- The following forward foreign currency contracts were open at October 31, 1996:

VISTA EUROPEAN FUND

                                                                                       Net
                              Delivery                                  Market     Unrealized
                            Value (Local       Cost       Settlement    Value      Gain (Loss)
        Purchases            Currency)        (USD)          Date       (USD)         (USD)
--------------------------  ------------   ------------   ----------  ----------   -----------
Italian Lira..............  210,000,000     $   138,613   05-Nov-96   $  138,490    ($    123)
Sales
--------------------------
German Deutsche Mark......      890,000     $   599,760   26-Nov-96   $  589,104    $  10,656
VISTA JAPAN FUND
Sales
--------------------------
Japanese Yen..............   86,777,994     $   813,000   19-Nov-96   $  764,916    $  48,084
Japanese Yen..............   57,580,200         540,000   19-Nov-96      507,548       32,452
Japanese Yen..............   58,547,580         546,000   19-Nov-96      516,075       29,925
Japanese Yen..............   27,337,760         244,000   05-Feb-97      243,687          313
                                           ------------               ----------   -----------
                                            $ 2,143,000               $2,032,226    $ 110,774
                                             ==========               ==========   ===========

VISTA MUTUAL FUNDS

--------------------------------------------------------------------------------

7.   FOREIGN CASH POSITIONS

VISTA EUROPEAN FUND

                                                                                            Net
                                             Delivery                      Market       Unrealized
                                           Value (Local       Cost          Value       Gain (Loss)
                                            Currency)         (USD)         (USD)          (USD)
                                           ------------     ---------     ---------     -----------
Danish Krone...........................          14,308     $   2,442     $   2,462        $  20
Spanish Peseta.........................       1,232,755         9,767         9,671          (96)
French Franc...........................          63,361        12,304        12,404          100
Italian Lira...........................      11,584,532         7,611         7,640           29
Dutch Guilder..........................              23            14            14            0
Portuguese Escudo......................          17,130           112           112            0
Swedish Krona..........................          30,451         4,616         4,639           23
                                                            ---------     ---------        -----
                                                            $  36,866     $  36,942        $  76
                                                            =========     =========        =====
VISTA SOUTHEAST ASIAN FUND
Hong Kong Dollar.......................       3,234,585     $ 418,341     $ 418,320        ($ 21)
Korean Won.............................     (55,906,348)      (67,306)      (67,306)           0
Singapore Dollar.......................              10             7             7            0
Thai Baht..............................          63,207         2,482         2,478           (4)
                                                            ---------     ---------        -----
                                                            $ 353,524     $ 353,499        ($ 25)
                                                            =========     =========        =====
VISTA JAPAN FUND
Japanese Yen...........................       9,355,244     $  82,019     $  82,251        $ 232
                                                            =========     =========        =====

8. CONCENTRATIONS -- At October 31, 1996, substantially all of the Fund's net assets consist of securities of issuers which are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities. Substantially all of VSEAF's net assets consists of securities which are subject to greater price volatility, limited capitalization and liquidity, and higher rates of inflation than securities of companies based in the United States. In addition, certain Asian securities may be subject to substantial governmental involvement in the economy and greater social economic and political uncertainty.

9. RETIREMENT PLAN -- The Funds have adopted an unfunded noncontributory defined benefit pension plan covering all independent trustees of the Funds who will have served as independent trustees for at least five years at the time of retirement. Benefits under this plan are based on compensation and years of service. Pension expenses for the year ended October 31, 1996, included in Trustees Fees and Expenses in the Statement of Operations, prepaid pension assets and accrued pension liability included in other assets, and other accrued liabilities, respectively, in the Statement of Assets and Liabilities were as follows:

                                                                     Prepaid     Accrued
                                                         Pension     Pension     Pension
                        Fund:                            Expenses     Asset     Liability
                                                         --------    -------    ---------
VEF...................................................     $119       $ 369      $   488
VSEAF.................................................      181         560          741
VJF...................................................      110         341          451
VIEF..................................................      310         960        1,269

VISTA MUTUAL FUNDS
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OF BENEFICIAL INTEREST
OUTSTANDING
Throughout each period indicated
--------------------------------------------------------------------------------

                                                                                                                          Vista
                                                                                                    Vista               Southeast
                                                                                                  European                Asian
                                                                                                    Fund                   Fund
                                                                                          -------------------------     ----------
                                                                                           Class A        Class B        Class A
                                                                                          ----------     ----------     ----------
                                                                                           11/2/95*      11/3/95**       11/2/95*
                                                                                           Through        Through        Through
                                                                                           10/31/96       10/31/96       10/31/96
                                                                                          ----------     ----------     ----------
Per Share Operating Performance
Net Asset Value, Beginning of Period..................................................     $  10.00       $   9.97       $  10.00
                                                                                           --------       --------       --------
 Income From Investment Operations:
   Net Investment Income..............................................................        0.146          0.066         (0.013)
   Net Gains or (Losses) in Securities (both realized and unrealized).................        1.929          1.961          1.983
                                                                                           --------       --------       --------
   Total from Investment Operations...................................................        2.075          2.027          1.970
                                                                                           --------       --------       --------
 Less Distributions:
   Dividends from Net Investment Income...............................................        0.085          0.067             --
                                                                                           --------       --------       --------
   Total Distributions................................................................        0.085          0.067             --
                                                                                           --------       --------       --------
Net Asset Value, End of Period........................................................     $  11.99       $  11.93       $  11.97
                                                                                           ========       ========       ========
Total Return (1)......................................................................       20.78%         20.35%         19.70%
Ratios/Supplemental Data:
 Net Assets, End of Period (000 omitted)..............................................     $  6,358       $    190       $  8,451
 Ratio of Expenses to Average Net Assets #............................................        1.75%          2.47%          1.74%
 Ratio of Net Investment Income to Average Net Assets #...............................        1.44%          0.80%         (0.12%)
 Ratio of Expenses Without Waivers and Assumption of Expenses to Average Net Assets
   #..................................................................................        3.49%          3.83%          3.26%
 Ratio of Net Investment Income Without Waivers and Assumptions of Expenses #.........       (0.30%)        (0.56%)        (1.64%)
Portfolio Turnover Rate...............................................................         186%           186%           149%
Average commission rate paid per share................................................     $ 0.0242       $ 0.0242       $ 0.0129

                                                                                                                 Vista
                                                                                                                 Japan
                                                                                                                 Fund
                                                                                                       -------------------------
                                                                                         Class B        Class A        Class B
                                                                                        ----------     ----------     ----------
                                                                                        11/3/95**       11/2/95*      11/3/95**
                                                                                         Through        Through        Through
                                                                                         10/31/96       10/31/96       10/31/96
                                                                                        ----------     ----------     ----------
Per Share Operating Performance
Net Asset Value, Beginning of Period..................................................   $  10.01       $  10.00       $  10.00
                                                                                         --------       --------       --------
 Income From Investment Operations:
   Net Investment Income..............................................................     (0.055)        (0.083)        (0.022)
   Net Gains or (Losses) in Securities (both realized and unrealized).................      1.935         (0.497)        (0.628)
                                                                                         --------       --------       --------
   Total from Investment Operations...................................................      1.880         (0.580)        (0.650)
                                                                                         --------       --------       --------
 Less Distributions:
   Dividends from Net Investment Income...............................................         --             --             --
                                                                                         --------       --------       --------
   Total Distributions................................................................         --             --             --
                                                                                         --------       --------       --------
Net Asset Value, End of Period........................................................   $  11.89       $   9.42       $   9.35
                                                                                         ========       ========       ========
Total Return (1)......................................................................     18.78%         (5.80%)        (6.50%)
Ratios/Supplemental Data:
 Net Assets, End of Period (000 omitted)..............................................   $  1,222       $  4,781       $    162
 Ratio of Expenses to Average Net Assets #............................................      2.52%          1.75%          2.52%
 Ratio of Net Investment Income to Average Net Assets #...............................     (0.90%)        (0.91%)        (0.40%)
 Ratio of Expenses Without Waivers and Assumption of Expenses to Average Net Assets
   #..................................................................................      3.70%          3.60%          4.00%
 Ratio of Net Investment Income Without Waivers and Assumptions of Expenses #.........     (2.08%)        (2.76%)        (1.88%)
Portfolio Turnover Rate...............................................................       149%           121%           121%
Average commission rate paid per share................................................   $ 0.0129       $ 0.0499       $ 0.0499

---------------

 (1) Total return figures do not include the effect of any sales load.
   * Commencement of operations.
  ** Commencement of offering of class of shares.
   # Short periods have been annualized.

                       See notes to financial statements.

VISTA MUTUAL FUNDS
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OF BENEFICIAL INTEREST
OUTSTANDING
Throughout each period indicated (continued)
--------------------------------------------------------------------------------

                                                                                             Vista International Equity Fund
                                                                                      ---------------------------------------------
                                                                                                         Class A
                                                                                      ---------------------------------------------
                                                                                                 Year Ended               12/31/92*
                                                                                      --------------------------------     Through
                                                                                      10/31/96    10/31/95    10/31/94    10/31/93
                                                                                      --------    --------    --------    ---------
Per Share Operating Performance
Net Asset Value, Beginning of Period...............................................   $ 12.02     $ 12.31     $ 11.82     $  10.00
                                                                                      -------     -------     -------     --------
 Income From Investment Operations:
   Net Investment Income...........................................................     0.056       0.039      (0.022)      (0.010)
   Net Gains or (Losses) in Securities (both realized and unrealized)..............     0.367      (0.190)      0.566        1.830
                                                                                      -------     -------     -------     --------
   Total from Investment Operations................................................     0.423      (0.151)      0.544        1.820
                                                                                      -------     -------     -------     --------
 Less Distributions:
   Dividends from Net Investment Income............................................     0.063          --          --           --
   Distributions from Capital Gains................................................        --       0.137       0.054           --
                                                                                      -------     -------     -------     --------
   Total Distributions.............................................................     0.063       0.137       0.054           --
                                                                                      -------     -------     -------     --------
Net Asset Value, End of Period.....................................................   $ 12.38     $ 12.02     $ 12.31     $  11.82
                                                                                      =======     =======     =======     ========
Total Return (1)...................................................................     3.53%      (1.19%)      4.61%       22.23%
Ratios/Supplemental Data:
 Net Assets, End of Period (000 omitted)...........................................   $24,904     $26,287     $37,926     $ 14,290
 Ratio of Expenses to Average Net Assets #.........................................     2.00%       2.01%       2.00%        2.13%
 Ratio of Net Investment Income to Average Net Assets #............................     0.03%      (0.10%)     (0.27%)      (0.14%)
 Ratio of Expenses Without Waivers and Assumption of Expenses to Average Net Assets
   # (2)...........................................................................     2.86%       2.86%       2.86%        2.86%
 Ratio of Net Investment Income Without Waivers and Assumptions of Expenses #......    (0.89%)     (0.96%)     (1.13%)      (0.87%)

                                                                                     Vista International Equity Fund
                                                                                     ----------------------------------
                                                                                                  Class B
                                                                                     ----------------------------------
                                                                                          Year Ended         11/04/93**
                                                                                     --------------------     Through
                                                                                     10/31/96    10/31/95     10/31/94
                                                                                     --------    --------    ----------
Per Share Operating Performance
Net Asset Value, Beginning of Period...............................................  $ 11.89     $ 12.23      $  11.69
                                                                                     -------     -------      --------
 Income From Investment Operations:
   Net Investment Income...........................................................    0.013      (0.026)       (0.053)
   Net Gains or (Losses) in Securities (both realized and unrealized)..............    0.350      (0.180)        0.647
                                                                                     -------     -------      --------
   Total from Investment Operations................................................    0.363      (0.206)        0.594
                                                                                     -------     -------      --------
 Less Distributions:
   Dividends from Net Investment Income............................................       --          --            --
   Distributions from Capital Gains................................................    0.010       0.137         0.054
                                                                                     -------     -------      --------
   Total Distributions.............................................................    0.010       0.137         0.054
                                                                                     -------     -------      --------
Net Asset Value, End of Period.....................................................  $ 12.24     $ 11.89      $  12.23
                                                                                     =======     =======      ========
Total Return (1)...................................................................    3.03%      (1.61%)        5.09%
Ratios/Supplemental Data:
 Net Assets, End of Period (000 omitted)...........................................  $ 7,819     $ 6,759      $  7,182
 Ratio of Expenses to Average Net Assets #.........................................    2.50%       2.50%         2.50%
 Ratio of Net Investment Income to Average Net Assets #............................   (0.43%)     (0.53%)       (0.94%)
 Ratio of Expenses Without Waivers and Assumption of Expenses to Average Net Assets
   # (2)...........................................................................    3.36%       3.36%         3.36%
 Ratio of Net Investment Income Without Waivers and Assumptions of Expenses #......   (1.29%)     (1.40%)       (1.80%)

---------------

 (1) Total return figures do not include the effect of any sales load.
 (2) Not to exceed the maximum statutory ratio.
   * Commencement of operations.
  ** Commencement of offering of class of shares.
   # Short periods have been annualized.

                       See notes to financial statements.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Trustees and Shareholders of
Mutual Fund Group

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the selected per share data and ratios for a share of beneficial interest outstanding present fairly, in all material respects, the financial position of Vista European Fund, Vista Southeast Asian Fund, Vista Japan Fund and Vista International Equity Fund (separate portfolios of Mutual Fund Group, hereafter referred to as the "Trust") at October 31, 1996, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended (for the year ended October 31, 1996 for Vista Japan Fund, Vista Southeast Asian Fund and Vista European Fund), and the selected per share data and ratios for a share of beneficial interest outstanding for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and selected per share data and ratios for a share of beneficial interest outstanding (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1996 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
December 10, 1996

INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS October 31, 1996

  Shares                                Issuer                                 Value
-----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- 91.4%
-----------------------------------------------------------------------------------------
              COMMON STOCK -- 91.2%
              ---------------------
                ARGENTINA -- 0.9%
                  Banking -- 0.9%
    11,000          Banco Frances del Rio de la Plata SA, ADS               $    288,750
                                                                            ------------
                AUSTRALIA -- 0.5%
                  Broadcasting -- 0.1%
     8,000          News Corp. Ltd.                                               45,518
                  Metals/Mining -- 0.2%
    50,000          Mount Edon Gold Mines                                         64,585
                  Oil -- 0.2%
    68,000          Energy Equity Corp. Ltd. *                                    51,192
                                                                            ------------
                TOTAL AUSTRALIA                                                  161,295
                                                                            ------------
                AUSTRIA -- 1.6%
                  Oil & Gas -- 0.8%
     2,714          OMV AG                                                       265,756
                  Steel -- 0.8%
     3,376          Boehler -- Uddeholm AG                                       252,610
                                                                            ------------
                TOTAL AUSTRIA                                                    518,366
                                                                            ------------
                BRAZIL -- 0.7%
                  Telecommunications -- 0.7%
     3,100          Telecomunicacoes Brasileiras SA, ADR                         230,950
                                                                            ------------
                DENMARK -- 0.9%
                  Banking -- 0.9%
     7,000          BG Bank A/S                                                  297,462
                                                                            ------------
                FRANCE -- 5.3%
                  Automotive -- 0.7%
     1,678          Equipments et Composants pour l'Industrie Automobile         226,502
                  Computer Software -- 0.3%
     1,032          Group Axime *                                                107,202
                  Financial Services -- 1.1%
     1,631          Cetelem Group                                                348,104
                  Insurance -- 0.8%
     9,020          AGF (Assurances Generales de France)                         266,096
                  Oil & Gas -- 0.8%
     3,310          Total SA -- B                                                258,946

                       See notes to financial statements.

INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS October 31, 1996 (continued)

  Shares                                Issuer                                 Value
------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- (CONTINUED)
------------------------------------------------------------------------------------
                FRANCE (CONTINUED)
                  Pharmaceuticals -- 0.9%
     1,046          Roussel-Uclaf                                           $    276,860
                  Utilities -- 0.7%
     1,892          Compagnie Generale des Eaux                                  226,148
                                                                            ------------
                TOTAL FRANCE                                                   1,709,858
                                                                            ------------
                GERMANY -- 6.8%
                  Automotive -- 1.1%
     6,000          Daimler-Benz AG                                              352,405
                  Capital Goods -- 0.8%
       637          Mannesmann AG                                                247,460
                  Consumer Products -- 2.1%
     5,007          Adidas AG                                                    429,379
     7,955          Puma AG                                                      235,192
                  Insurance -- 1.3%
       237          Allianz AG Holding                                           425,585
                  Pharmaceuticals -- 0.9%
     3,800          Schwarz Pharma AG                                            292,733
                  Utilities -- 0.6%
     3,948          Veba AG                                                      210,677
                                                                            ------------
                TOTAL GERMANY                                                  2,193,431
                                                                            ------------
                HONG KONG -- 6.1%
                  Banking -- 1.3%
    14,000          Hang Seng Bank Ltd.                                          166,123
    11,911          HSBC Holdings PLC                                            242,620
                  Diversified -- 1.6%
    32,000          Citic Pacific Ltd.                                           155,609
    62,000          First Pacific Company Ltd.                                    85,396
    22,000          Hutchison Whampoa                                            153,643
    15,000          Swire Pacific, Ltd, Class A                                  132,401
                  Financial Services -- 0.3%
    21,000          Guoco Group Ltd.                                             111,081

                       See notes to financial statements.

INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS October 31, 1996 (continued)

  Shares                                Issuer                                 Value
-----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- (CONTINUED)
-----------------------------------------------------------------------------------------
                HONG KONG (CONTINUED)
                  Real Estate -- 2.9%
    66,000          Amoy Properties Ltd.                                    $     81,516
    18,000          Cheung Kong (Holdings) Ltd.                                  144,332
       212          Henderson China Holding Ltd.                                     480
    30,000          Hysan Development Co. Ltd.                                    96,221
    32,000          New World Development Company, Ltd.                          186,234
    57,000          New World Infrastructure Ltd. *                              141,907
    96,000          Sino Land Co.                                                106,774
    13,000          Sun Hung Kai Properties Ltd.                                 147,953
     6,000          Wharf (Holdings) Ltd.                                         24,754
                                                                            ------------
                TOTAL HONG KONG                                                1,977,044
                                                                            ------------
                INDIA -- 0.2%
                  Automotive -- 0.1%
     1,650          Tata Engineering & Locomotive Co., Ltd., GDR                  20,419
                  Hotels/Other Lodging -- 0.1%
     1,000          Indian Hotels Co. Ltd., GDR #                                 23,750
                  Metals/Mining -- 0.0%
       300          Hindalco Industries Ltd, GDR                                   5,514
                                                                            ------------
                TOTAL INDIA                                                       49,683
                                                                            ------------
                INDONESIA -- 0.3%
                  Banking -- 0.0%
    26,500          PT Bank Negara Indonesia, (Foreign) *                          9,670
                  Construction Materials -- 0.2%
    16,000          PT Semen Gresik, (Foreign)                                    46,022
     1,500          PT United Tractors (Foreign)                                   2,785
                  Diversified -- 0.1%
    24,500          PT Bimantara Citra, (Foreign)                                 27,610
                                                                            ------------
                TOTAL INDONESIA                                                   86,087
                                                                            ------------
                IRELAND -- 1.9%
                  Banking -- 1.2%
    46,000          Bank of Ireland                                              378,115
                  Insurance -- 0.7%
    53,800          Irish Life PLC                                               232,499
                                                                            ------------
                TOTAL IRELAND                                                    610,614
                                                                            ------------

                       See notes to financial statements.

INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS October 31, 1996 (continued)

  Shares                                Issuer                                 Value
-----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- (CONTINUED)
-----------------------------------------------------------------------------------------
                ITALY -- 4.2%
                  Financial Services -- 1.4%
    55,400          Istituto Mobiliare Italiano SPA                         $    439,064
                  Oil & Gas -- 1.1%
    74,000          Ente Nazionale Idrocarburi SpA (ENI)                         354,150
                  Telecommunications -- 0.6%
    95,000          Telecom Italia Mobile SpA                                    195,996
                  Utilities -- 1.1%
    61,500          Edison SpA                                                   366,611
                                                                            ------------
                TOTAL ITALY                                                    1,355,821
                                                                            ------------
                JAPAN -- 27.3%
                  Automotive -- 1.0%
     4,000          Honda Motor Co. Ltd.                                          95,627
     9,000          Toyota Motor Corp.                                           212,788
                  Banking -- 1.8%
     9,000          Bank of Tokyo-Mitsubishi                                     183,520
    24,000          Mitsui Trust & Banking                                       232,037
    15,000          Sumitomo Trust & Banking                                     166,117
                  Business Services -- 0.6%
    19,000          Ricoh Corp. Ltd.                                             188,706
                  Chemicals -- 0.5%
    41,000          Dainippon Ink & Chemical Inc.                                175,496
                  Computer Software -- 0.3%
     5,000          Hitachi Software Engineering Co.                             110,745
                  Electronics/Electrical Equipment -- 6.0%
    16,000          Hitachi Ltd.                                                 142,035
     2,400          Keyence Corp.                                                278,444
     4,400          Mabuchi Motor                                                224,302
    47,000          Mitsubishi Electric Corp.                                    272,230
    17,000          Nippon Signal Co.                                            168,842
     3,000          Rohm Company                                                 177,983
    15,000          Sharp Corp.                                                  228,082
     2,800          SMC Corp.                                                    181,622
     3,000          Tokyo Electron Ltd.                                           77,258
    46,000          Yaskawa Electric Corp. *                                     177,491
                  Engineering/Construction -- 0.2%
     9,000          Nichiei Construction                                          77,205
                  Health Care -- 0.6%
    32,000          Shimadzu Corp.                                               188,442

                       See notes to financial statements.

INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS October 31, 1996 (continued)

  Shares                                Issuer                                 Value
-----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- (CONTINUED)
-----------------------------------------------------------------------------------------
                JAPAN (CONTINUED)
                  Machinery & Engineering Equipment -- 6.0%
    19,000          CKD Corp.                                               $    150,130
     7,000          Fuji Machine Manufacturing Co.                               165,502
    50,000          Ishikawajima-Harima Heavy Industries                         230,719
    23,000          Komatsu Ltd.                                                 188,407
    11,000          Komori Corp.                                                 247,506
    25,000          Mitsubishi Heavy Industries Ltd.                             192,265
    19,000          Mori Seiki                                                   280,554
    65,000          Nachi-Fujikoshi Corp. *                                      263,371
    35,000          NTN Corp.                                                    212,569
                  Metals/Mining -- 0.9%
    53,000          Showa Aluminum Corp.                                         279,033
                  Printing & Publishing -- 0.6%
    12,000          Dai Nippon Printing Co. Ltd.                                 202,505
                  Real Estate -- 1.6%
    20,000          Daibiru Corp.                                                226,763
    16,000          Hankyu Realty                                                144,847
    11,000          Mitsubishi Estate Co., Ltd.                                  137,289
                  Retailing -- 2.1%
     6,000          Aoyama Trading Co., Ltd.                                     153,461
     7,000          Isetan                                                        93,518
     2,000          Ito-Yokado Co. Ltd.                                           99,846
    10,600          Mr. Max                                                      181,674
    26,000          Tokyu Department Store                                       148,539
                  Shipping/Transportation -- 1.9%
    20,000          Hitachi Transport System                                     186,333
    45,000          Nagoya Railroad Co., Ltd.                                    182,334
    16,000          Nankai Electric Railway                                       91,549
    25,000          Tokyu Corp.                                                  168,095
                  Steel -- 0.9%
    36,000          NKK Corp. *                                                   90,494
    19,000          Yamato Kogyo Co., Ltd.                                       188,706
                  Telecommunications -- 1.0%
        20          DDI Corp.                                                    150,297
    19,000          Tamura Electric Works,                                       170,336
                  Warehousing -- 0.6%
    30,000          Sumitomo Warehouse                                           189,057

                       See notes to financial statements.

INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS October 31, 1996 (continued)

  Shares                                Issuer                                 Value
-----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- (CONTINUED)
-----------------------------------------------------------------------------------------
                JAPAN (CONTINUED)
                  Wholesaling -- 0.7%
    39,000          Itochu Corp.                                            $    235,491
                                                                            ------------
                TOTAL JAPAN                                                    8,810,162
                                                                            ------------
                MALAYSIA -- 3.2%
                  Agriculture -- 0.2%
    33,000          Kumpulan Guthrie Bhd.                                         50,940
                  Automotive -- 0.3%
    50,000          Tractors Malaysia Holdings Bhd.                              108,846
                  Construction -- 0.7%
    13,000          Intria Bhd. *                                                 34,732
    60,000          Sunway Building Technology Bhd.                              188,799
                  Construction Materials -- 0.8%
    65,000          Kedah Cement Holdings Bhd.                                   120,404
    25,000          Sungei Way Holdings Bhd.                                     142,490
                  Diversified -- 0.1%
    22,000          Westmont Bhd.                                                 37,095
                  Electronics/Electrical Equipment -- 0.3%
    42,000          Leader Universal Holdings Bhd.                                93,924
                  Engineering Services -- 0.3%
    19,000          Ekran Bhd.                                                    79,715
                  Engineering/Construction -- 0.1%
    31,000          Pilecon Engineering Bhd.                                      41,718
                  Telecommunications -- 0.4%
    30,000          FCW Holdings Bhd.                                             71,245
    15,000          Technology Resources Industries Bhd. *                        35,919
     3,000          Telekom Malaysia Bhd.                                         26,479
                                                                            ------------
                TOTAL MALAYSIA                                                 1,032,306
                                                                            ------------
                MEXICO -- 0.4%
                  Diversified -- 0.2%
    13,829          ALFA, S.A. de C.V., Class A                                   57,434
                  Real Estate -- 0.2%
     3,900          Corporacion GEO, S.A. de C.V., Ser. B, ADR *                  69,743
                                                                            ------------
                TOTAL MEXICO                                                     127,177
                                                                            ------------

                       See notes to financial statements.

INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS October 31, 1996 (continued)

  Shares                                Issuer                                 Value
-----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- (CONTINUED)
-----------------------------------------------------------------------------------------
                NETHERLANDS -- 3.3%
                  Banking -- 0.0%
         1          ING Groep N.V.                                          $         31
                  Chemicals -- 1.0%
     2,671          Akzo Dutch                                                   336,660
                  Food/Beverage Products -- 1.2%
     7,580          CSM NV, N.R. Certificate                                     399,947
                  Printing & Publishing -- 1.1%
    19,020          Verenigde Nederlandse Uitgeversbedrijvan Verenigd            345,359
                      Bezit (VNU)
                                                                            ------------
                TOTAL NETHERLANDS                                              1,081,997
                                                                            ------------
                PHILIPPINES -- 0.4%
                  Banking -- 0.1%
     1,000          Metropolitan Bank & Trust Co.                                 22,070
     1,500          Philippine National Bank *                                    17,266
                  Diversified -- 0.1%
    21,200          Ayala Corp.                                                   20,167
    79,000          Metro Pacific Corp.                                           19,239
                  Electronics/Electrical Equipment -- 0.1%
    15,100          Ionics Circuit Inc                                             9,768
                  Real Estate -- 0.1%
    20,000          Ayala Land, Inc., Class B,                                    21,309
    50,000          Filinvest Development Corp.                                   18,645
                                                                            ------------
                TOTAL PHILIPPINES                                                128,464
                                                                            ------------
                PORTUGAL -- 1.0%
                  Telecommunications -- 1.0%
    12,509          Portugal Telecom SA                                          325,291
                                                                            ------------
                SINGAPORE -- 0.7%
                  Airlines -- 0.2%
     8,000          Singapore Airlines Ltd. (Foreign)                             70,430
                  Banking -- 0.3%
     6,600          Overseas Chinese Banking Corp. (Foreign)                      75,442
                  Shipping/Transportation -- 0.2%
    84,000          Comfort Group Ltd.                                            74,547
                                                                            ------------
                TOTAL SINGAPORE                                                  220,419
                                                                            ------------

                       See notes to financial statements.

INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS October 31, 1996 (continued)

  Shares                                Issuer                                 Value
-----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- (CONTINUED)
-----------------------------------------------------------------------------------------
                SPAIN -- 1.8%
                  Consumer Products -- 0.9%
     8,200          Tabacalera SA, Class A                                  $    300,121
                  Retailing -- 0.9%
    12,100          Centros Comerciales Pryca SA                                 277,856
                                                                            ------------
                TOTAL SPAIN                                                      577,977
                                                                            ------------
                SWEDEN -- 0.6%
                  Machinery & Engineering Equipment -- 0.6%
    13,084          Svedala Industri AB-Free                                     205,124
                                                                            ------------
                SWITZERLAND -- 4.1%
                  Banking -- 1.7%
     2,949          Schweizerische Bankverein, Registered Shares                 568,687
                  Pharmaceuticals -- 2.4%
       681          Sandoz AG                                                    787,947
                                                                            ------------
                TOTAL SWITZERLAND                                              1,356,634
                                                                            ------------
                THAILAND -- 0.9%
                  Banking -- 0.6%
    31,300          Krung Thai Bank Ltd. (Foreign)                                84,711
    18,000          Thai Farmers Bank Public Co. Ltd                              99,549
                  Metals/Mining -- 0.0%
     1,900          Loxley Company Ltd (Foreign)                                  13,787
                  Utilities -- 0.3%
    12,000          Cogeneration Public Co. (Foreign)                             44,479
    19,000          Electricity Generating Public Company Ltd. (Foreign)          55,148
                                                                            ------------
                TOTAL THAILAND                                                   297,674
                                                                            ------------
                UNITED KINGDOM -- 18.1%
                  Aerospace -- 0.6%
    49,168          Rolls-Royce PLC                                              202,958
                  Airport Services -- 0.9%
    34,190          British Airport Authority PLC                                277,142
                  Automotive Services -- 0.3%
    18,899          Lex Service PLC                                              111,973
                  Banking -- 1.1%
    31,185          National Westminster Bank                                    356,080
                  Chemicals -- 0.5%
    27,258          BTP PLC                                                      145,527

                       See notes to financial statements.

INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS October 31, 1996 (continued)

  Shares                                Issuer                                 Value
-----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- (CONTINUED)
-----------------------------------------------------------------------------------------
                UNITED KINGDOM (CONTINUED)
                  Construction -- 0.6%
    19,075          Berkeley Group PLC                                      $    190,482
                  Construction Materials -- 0.6%
    28,956          Meyer International PLC                                      195,596
                  Diversified -- 0.7%
    61,114          Cookson Group PLC                                            224,317
                  Engineering Services -- 0.9%
   141,801          Senior Engineering Group PLC                                 288,512
                  Food/Beverage Products -- 1.1%
    44,777          Allied Domecq PLC                                            346,197
                  Hotels/Other Lodging -- 0.7%
    92,440          Jarvis Hotels PLC *                                          240,743
                  Insurance -- 1.1%
    45,909          Prudential Corp. PLC                                         346,729
                  Metals/Mining -- 1.2%
    40,128          Powerscreen International PLC                                397,123
                  Oil & Gas -- 1.7%
    33,323          Shell Transport & Trading PLC                                546,466
                  Printing & Publishing -- 0.4%
    37,993          Mirror Group PLC                                             144,090
                  Real Estate -- 1.7%
    28,828          Land Securities PLC                                          335,971
    32,640          MEPC PLC                                                     227,123
                  Retailing -- 1.7%
    26,518          Boots Company PLC                                            270,634
    29,031          Great Universal Stores PLC                                   286,830
                  Security Services -- 0.5%
    32,419          Chubb Security PLC                                           167,804
                  Shipping/Transportation -- 0.7%
    21,289          Peninsular & Orient Steam Navigation Co.                     209,125
                  Utilities -- 1.1%
         1          London Electricity PLC                                            10
    52,929          National Power PLC                                           351,502
                                                                            ------------
                TOTAL UNITED KINGDOM                                           5,862,934
                                                                            ------------
              TOTAL COMMON STOCK (COST $29,001,226)                           29,505,520
                                                                            ------------

                       See notes to financial statements.

INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS October 31, 1996 (continued)

  Shares                                Issuer                                 Value
-----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS -- (CONTINUED)
-----------------------------------------------------------------------------------------
              WARRANTS -- 0.2%
              ----------------
                MALAYSIA -- 0.2%
                  Construction --
    60,000          Sunway Building Technology, Bhd., 3.0% Rules,           $     18,880
                      Redeemable Unsecured Loan Stock
    24,000          Sunway Building Technology, Bhd., attached to Rules           35,907
                                                                            ------------
              TOTAL WARRANTS (COST $24,077)                                       54,787
                                                                            ------------
Principal
  Amount
----------------------------------------------------------------------------------------
              CORPORATE BONDS & NOTES -- 0.0%
              -------------------------------
                FRANCE -- 0.0%
                  Banking --
$   15,840          Societe Generale, 3.50%, 01/01/00                              3,711
                      (COST $2,844)
----------------------------------------------------------------------------------------
              TOTAL LONG-TERM INVESTMENTS                                     29,564,018
              (COST $29,028,147)
----------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 3.50%
----------------------------------------------------------------------------------------
              U.S. GOVERNMENT OBLIGATION -- 0.4%
              ----------------------------------
                U.S. Treasury Bills,
   100,000        5.03%, 11/14/96                                                 99,818
    35,000        5.26%, 12/12/96                                                 34,799
                                                                            ------------
                                                                                 134,617
                                                                            ------------
              MONEY MARKET DEPOSIT ACCOUNT -- 0.6%
              ------------------------------------
   193,422      Chase Manhattan Bank, 3.15%, 11/01/96                            193,422
                                                                            ------------

                       See notes to financial statements.

INTERNATIONAL EQUITY PORTFOLIO
PORTFOLIO OF INVESTMENTS October 31, 1996 (continued)

Principal
  Amount                                Issuer                                 Value
-----------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- (CONTINUED)
-----------------------------------------------------------------------------------------
              COMMERCIAL PAPER -- 2.5%
              ------------------------
$  788,000      Household Finance Corp., 5.38%, 11/01/96                    $    788,000
----------------------------------------------------------------------------------------
              TOTAL SHORT-TERM INVESTMENTS                                     1,116,039
              (COST $1,116,039)
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
              TOTAL INVESTMENTS -- 94.9%                                    $ 30,680,057
              (COST $30,144,186)
----------------------------------------------------------------------------------------

#       =    Security may only be sold to qualified institutional buyers.
*       =    Non income producing security.
ACES    =    Automatic Common Exchange Securities.
ADR     =    American Depository Receipt.
ADS     =    American Depository Shares.
GDR     =    Global Depositary Receipt

PURCHASED INDEX FUTURES OUTSTANDING

                                         Number       Original      Nominal
                          Expiration       of         Nominal       Value at      Unrealized
      Description            Date       Contracts      Value        10/31/96     Appreciation
-----------------------   ----------    ---------    ----------    ----------    ------------
Nikkei 225 Index.......     Dec 96          20       $1,861,106    $1,805,318      ($55,788)

                       See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES October 31, 1996
--------------------------------------------------------------------------------

                                                                         International
                                                                            Equity
                                                                          Portfolio
                                                                         ------------
ASSETS:
  Investment securities, at value (Note 1).............................  $ 30,680,057
  Foreign Cash (Cost $1,487,232).......................................     1,488,322
  Receivables:
    Investment securities sold.........................................       435,069
    Interest and dividends.............................................        97,001
    Open forward currency contracts....................................        35,876
  Other assets.........................................................        14,811
                                                                         ------------
        Total assets...................................................    32,751,136
                                                                         ------------
LIABILITIES:
  Payable for investment securities purchased..........................       359,280
  Payable for open forward currency contracts..........................        20,327
  Variation margin payable on futures contracts........................        11,866
  Accrued liabilities: (Note 2)
    Custodian..........................................................         3,539
    Other..............................................................        36,147
                                                                         ------------
        Total Liabilities..............................................       431,159
                                                                         ------------
NET ASSETS APPLICABLE TO INVESTORS' BENEFICIAL
  INTERESTS............................................................  $ 32,319,977
                                                                         ============
Cost of Investments....................................................  $ 30,144,186
                                                                         ============

                       See notes to financial statements.

STATEMENT OF OPERATIONS For the year ended October 31, 1996
--------------------------------------------------------------------------------

                                                                                     International
                                                                                        Equity
                                                                                      Portfolio
                                                                                     ------------
INVESTMENT INCOME:
 Dividend..........................................................................  $    729,818
 Interest..........................................................................        40,468
 Foreign taxes withheld............................................................      (100,106)
                                                                                     ------------
       Total investment income.....................................................       670,180
                                                                                     ------------
EXPENSES: (Note 2)
 Investment Advisory fees..........................................................       330,983
 Administration fees...............................................................        16,550
 Custodian fees....................................................................        45,746
 Amortization of organization costs (Note 1).......................................        11,547
 Professional fees.................................................................        64,929
 Trustees fees.....................................................................         1,737
 Other.............................................................................       140,845
                                                                                     ------------
       Total expenses..............................................................       612,337
                                                                                     ------------
 Less amounts waived...............................................................       347,533
                                                                                     ------------
   Net expenses....................................................................       264,804
                                                                                     ------------
   Net investment income...........................................................       405,376
                                                                                     ------------
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
 Net realized gain (loss) on:
   Investments.....................................................................     3,643,482
   Financial Futures...............................................................        (3,585)
   Foreign currency transactions...................................................       (21,633)
 Change in net unrealized appreciation/depreciation on:
   Investments.....................................................................    (2,456,743)
   Foreign currency contracts and translations.....................................        16,780
                                                                                     ------------
 Net realized and unrealized gain (loss)...........................................     1,178,301
                                                                                     ------------
 Net increase in net assets from operations........................................  $  1,583,677
                                                                                     ============

                       See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS For the periods indicated
--------------------------------------------------------------------------------

                                                             International Equity
                                                                  Portfolio
                                                         ----------------------------
                                                                  Year Ended
                                                         ----------------------------
                                                           10/31/96        10/31/95
                                                         ------------    ------------
INCREASE (DECREASE) IN NET ASSETS:
  FROM OPERATIONS:
  Net investment income...............................   $    405,376    $    331,777
  Net realized gain (loss) on investments.............      3,618,264      (2,783,479)
  Change in net unrealized appreciation/depreciation
    on investments and foreign currency
    translations......................................     (2,439,963)      1,386,352
                                                         ------------    ------------
  Increase (decrease) in net assets from operations...      1,583,677      (1,065,350)
                                                         ------------    ------------
TRANSACTIONS IN INVESTORS' BENEFICIAL INTEREST:
  Contributions.......................................     20,400,056      27,092,056
  Withdrawals.........................................    (24,033,082)    (47,239,948)
                                                         ------------    ------------
  Net increase (decrease) from transactions in
    investors' beneficial interests...................     (3,633,026)    (20,147,892)
                                                         ------------    ------------
        Net increase (decrease) in net assets.........     (2,049,349)    (21,213,242)
NET ASSETS:
  Beginning of period.................................     34,369,326      55,582,568
                                                         ------------    ------------
  End of period.......................................   $ 32,319,977    $ 34,369,326
                                                         ============    ============

                       See notes to financial statements.

VISTA MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS October 31, 1996
--------------------------------------------------------------------------------
1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES -- International Equity Portfolio ("the Portfolio") is separately registered under the Investment Company Act of 1940, as amended, as a non-diversified, open end management investment company organized as a trust under the laws of the State of New York. The declaration of trust permits the Trustees to issue beneficial interests in the Portfolio. The Portfolio commenced operations on December 29, 1992.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

    The following is a summary of significant accounting policies followed by the Portfolio:

    A. Valuation of Investments -- Equity securities, purchased options and futures are valued at the last sale price on the exchange on which they are primarily traded, including the NASDAQ National Market. Securities for which sale prices are not available and other over-the-counter securities are valued at the last quoted bid price. Bonds and other fixed income securities (other than short-term obligations), including listed issues, are valued on the basis of valuations supplied by pricing services or by matrix pricing systems of a major dealer in bonds. Short-term debt securities with 61 days or more to maturity at time of purchase are valued, through the 61st day prior to maturity, at market value based on quotations obtained from market makers or other appropriate sources; thereafter, the value on the 61st day is amortized on a straight-line basis over the remaining number of days to maturity. Short-term investments with 60 days or less to maturity at time of purchase are valued at amortized cost, which approximates market. Portfolio securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

    B. Repurchase Agreements -- It is the Trust's policy that repurchase agreements are fully collateralized by U.S. Treasury and Government Agency securities. All collateral is held by the Trusts' custodian bank, subcustodian, or a bank with which the custodian bank has entered into a subcustodian agreement, or is segregated in the Federal Reserve Book Entry System. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Trusts may be delayed or limited.

    C. Forward Foreign Currency Exchange Contracts -- The Portfolio may enter into forward foreign currency contracts (obligations to purchase or sell foreign currency in the future on a date and price fixed at the time the contracts are entered into) to hedge the Portfolio against fluctuations in the value of its assets or liabilities due to change in the value of foreign currencies. Each day the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market". When the forward contract is closed, or the delivery of the currency is made or taken, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contract. The Portfolio is subject to off-balance sheet risk to the extent of the value of the contracts for purchases of currency and in an unlimited amount for sales of currency.

    D. Foreign Currency Translation -- The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the official exchange rates, or at the mean of the current bid and asked prices, of such currencies against the U.S. dollar as quoted by a major bank, on the following basis:

       1. Market value of investment securities and other assets and liabilities: at the closing rate of exchange at the balance sheet date.

       2. Purchases and sales of investment securities, income and expenses: at the rates of exchange prevailing on the respective dates of such transactions.

    Although the net assets of the Portfolio are presented at the foreign exchange rates and market values at the close of the periods, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the year. Accordingly, realized foreign currency gains (losses) are included in the reported net realized losses on security transactions.

VISTA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS October 31, 1996 (continued)
--------------------------------------------------------------------------------

    Reported realized foreign exchange gains or losses arise from disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio's books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies which are held at period end.

    E. Futures Contracts -- When the Portfolio enters into a futures contract, it makes an initial margin deposit in a segregated account, either in cash or liquid securities. Thereafter, the futures contract is marked to market and the Portfolio makes (or receives) additional cash payments daily to the broker. Changes in the value of the contract are recorded as unrealized appreciation/depreciation until the contract is closed or settled.

    The Portfolio invested a portion of its liquid assets in long stock index futures contracts to more fully participate in the market. Use of futures contracts subject the Portfolio to risk of loss in excess of amounts shown on the Statement of Assets and Liabilities, up to the amount of the value of the contract.

    The Portfolio may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction, therefore, the Portfolio's credit risk is limited to failure of the exchange or board of trade.

    As of October 31, 1996, the Portfolio had no futures contracts.

    F. Written Options -- When the Portfolio writes an option on a futures contract, an amount equal to the premium received by the Portfolio is included in the Portfolio's Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability is adjusted daily to reflect the current market value of the written options and the change is recorded in a corresponding unrealized gain or loss account. When a written option expires on its stipulated expiration date, or when a closing transaction is entered into, the related liability is extinguished and the Portfolio realizes a gain (or loss if the cost of the closing transaction exceeds the premium received when the option was written).

    The Portfolio writes options on stock index securities futures. These options are settled for cash and subject the Portfolio to market risk in excess of the amounts that are reflected in the Statement of Assets and Liabilities. The Portfolio, however, is not subject to credit risk on written options as the counterparty has already performed its obligation by paying a premium at the inception of the contract.

    As of October 31, 1996 the Portfolio had no outstanding written options.

    G. Security Transactions and Investment Income -- Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date.

    H. Organization Costs -- Organization and initial registration costs incurred in connection with establishing the Portfolio have been deferred and are being amortized on a straight-line basis over a sixty month period beginning at the commencement of operations of the Portfolio.

    I. Federal Income Taxes -- The Portfolio intends to continue qualify as a partnership and therefore net income and net realized gains are taxed to the partners. Accordingly, no tax provision is recorded by the Portfolio. The investors in the Portfolio must take into account their proportionate share of the Portfolio's income, gains, losses, deductions, credits and tax preference items in computing their federal income tax liability, without regard to whether they have received any cash distributions from the Portfolio. The Portfolio does not intend to distribute to investors its net investment income or its net realized gains, if any. It is intended that the Portfolio will be managed in such a way that investors in the Portfolio will be able to satisfy the requirements of subchapter M of the Internal Revenue Code to be taxed as regulated investment companies.

VISTA MUTUAL FUNDS
NOTES TO FINANCIAL STATEMENTS October 31, 1996 (continued)
--------------------------------------------------------------------------------

2.   FEES AND OTHER TRANSACTIONS WITH AFFILIATES

    A. Investment Advisory Fee -- Pursuant to an Investment Advisory Agreement, The Chase Manhattan Bank, ("Chase" or the "Adviser") acts as the Investment Adviser to the Portfolio. Chase is a direct wholly-owned subsidiary of The Chase Manhattan Corporation. As Investment Adviser, Chase supervises the investments of the Portfolio and for such services is paid a fee. The fee is computed daily and paid monthly at an annual rate equal to 1.00% of the Portfolio's average daily net assets. For the period ended October 31, 1996, the Advisor waived fees of $330,983 for the Portfolio.

    Chase Asset Management, Inc. ("CAM"), a registered investment adviser, is the sub-investment adviser to the Portfolio pursuant to a Sub-Investment Advisory Agreement between CAM and Chase. CAM is a wholly owned subsidiary of Chase and is entitled to receive a fee, payable by Chase from its advisory fee, at an annual rate equal to 0.50% of the Portfolio's average daily net assets.

    B. Custodial Fees -- Chase, as Custodian, provides safekeeping services for the Portfolio's securities. Compensation for such services are presented in the Statement of Operations as custodian fees.

    C. Administration Fee -- Pursuant to an Administration Agreement, Chase (the "Administrator") provides certain administration services to the Portfolio. For these services and facilities, the Administrator receives from the Portfolio a fee computed at the annual rate equal to 0.05% of the Portfolio's average daily net assets. For the year ended October 31, 1996, the Administrator waived fees of $16,550 for the Portfolio.

3. INVESTMENT TRANSACTIONS -- For the year ended October 31, 1996, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)..............................      $ 56,089,682
Sales (excluding U.S. Government)..................................        59,457,025

The portfolio turnover rate of IEP for the year ended October 31, 1996 was 179%. The average commission rate per share was $.02724.

4. OPEN FORWARD FOREIGN CURRENCY CONTRACTS -- The following forward foreign currency contracts were held by the Portfolio.

                               Delivery                                               Net
                                Value                                  Market     Unrealized
                                (Local         Cost       Settlement   Value      Gain (Loss)
                              Currency)        (USD)        Date       (USD)         (USD)
                             ------------   -----------   ---------  ----------   -----------
Sales
German Deutsche Mark........    1,500,000   $   986,323   01/10/97   $  995,645    ($  9,322)
German Deutsche Mark........    1,500,000       984,640   01/10/97      995,645      (11,005)
Japanese Yen................  170,000,000     1,545,314   01/10/97    1,509,438       35,876
                                            -----------              ----------   -----------
                                            $ 3,516,277              $3,500,728       15,549
                                            ===========              ==========   ===========

5. RETIREMENT PLAN -- The Portfolio has adopted an unfunded noncontributory defined benefit pension plan covering all independent trustees of the Portfolio who will have served as independent trustees for at least five years at the time of retirement. Benefits under this plan are based on compensation and years of service. Pension expenses for the year ended October 31, 1996, included in Trustees Fees and Expenses in the Statement of Operations, prepaid pension costs and accrued pension liability included in other assets, and other accrued liabilities, respectively, in the Statement of Assets and Liabilities were $311, $963 and $1,273.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Trustees and Beneficial Interest Holders of
International Equity Portfolio

In our opinion, the accompanying statement of assets and liabilities including the portfolio of investments and the related statement of operations and of changes in net assets present fairly, in all material respects, the financial position of Vista International Equity Portfolio (the "Portfolio") at October 31, 1996, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1996 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
December 10, 1996

                                  (unaudited)
VISTA EUROPEAN FUND
VISTA SOUTHEAST ASIAN FUND
VISTA JAPAN FUND
VISTA INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

    Certain tax information regarding the Vista Mutual Funds is required to be provided to shareholders based upon the Funds income and distributions for the taxable year ended October 31, 1996. The information and distributions reported in this letter may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 1996. The information necessary to complete your income tax returns for the calendar year ending December 31, 1996 will be received under separate cover.

    FOR THE FISCAL YEAR ENDED OCTOBER 31, 1996.

    The following represents the source and percentage of income earned from government obligations by the Funds:

                                                                      U.S.
                                                                    TREASURY
                                                                   OBLIGATION
                                                                  ------------
        European................................................       0.00%
        Southeast Asian.........................................       1.50%
        Japan...................................................       1.67%
        International Equity....................................      10.40%

                              VISTA SERVICE CENTER
                                P.O. BOX 419392
                             KANSAS CITY, MO 64179

                       Investment Adviser, Administrator,
               Shareholder and Fund Servicing Agent and Custodian
                            The Chase Manhattan Bank

                                  Distributor
                         Vista Fund Distributors, Inc.

                                 Transfer Agent
                               DST Systems, Inc.

                                 Legal Counsel
                           Simpson Thacher & Bartlett

                            Independent Accountants
                              Price Waterhouse LLP

Vista Fund Distributors, Inc. is the funds' distributor and is unaffiliated with Chase. The Chase Manhattan Bank is the funds' adviser.

This report is submitted for the general information of the shareholders of the funds. It is not authorized for distribution to prospective investors in the funds unless preceded or accompanies by a prospectus.

To obtain a prospectus for any of the Vista funds, call 1-800-34-VISTA. The prospectus contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

                                                                    VINTL-2-1296